As filed with the Securities and Exchange Commission on April 9, 2020
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579
CIK No. 0001051932

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 21
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 122
Lincoln Life Flexible Premium Variable Life Account R
(Exact Name of Registrant)
Lincoln SVUL-IV
Lincoln PreservationEdge® SVUL
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Exact Name of Depositor)
1300 South Clinton Street
Fort Wayne, Indiana 46802
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Leon E. Roday, Esq.
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy To:
Scott C. Durocher
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103
Approximate Date of Proposed Public Offering: Continuous
Title of Securities being registered:
Indefinite Number of Units of Interest in Variable Life Insurance Contracts.
An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to
Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ended
December 31, 2019 was filed March 25, 2020.
It is proposed that this filing will become effective:
/ /	immediately upon filing pursuant to paragraph (b)
/X/	on May 1, 2020 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on ______, 2020 pursuant to paragraph (a)(1) of Rule 485.
/ /	This Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment. Such effective date shall be ______, 2020.

Supplement Dated May 1, 2020

To the Product Prospectuses Dated May 1, 2020 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Please retain this Supplement for future reference.

Prospectus 1

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln SVUL-IV, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche DWS Investments VIT Funds
•	Deutsche DWS Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	Janus Aspen Series
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	MFS® Variable Insurance Trust II
•	Neuberger Berman Advisers Management Trust
•	Northern Lights Variable Trust
•	PIMCO Variable Insurance Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.
You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2020

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and,
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therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 14 Policy Years, and fees assessed for Partial Surrenders in all Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other
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things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. In addition to cyber security risks, we are subject to business interruption risks caused by catastrophes, both natural and man-made, associated with pandemics, terrorist attacks or inclement weather events. Such events may cause systems upon which we rely to be inaccessible to our employees, customers or business partners for an extended period of time, causing a negative impact on our ability to provide services and products.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state premium and federal tax obligations.	When you pay a Premium.	8%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount.	Upon Full Surrender of your Policy (years 1-14). When you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$37.52 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$13.68 per $1,000
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Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Partial Surrender Fee	When you take a Partial Surrender of your Policy.	The lesser of $25 or 2% of the amount surrendered.
Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
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Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.02 per $1,000
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.60%.[2]
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
For the first 10 Policy Years from Policy Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum and		$0.17 per $1,000
Minimum Charge		$0.03 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.11 per $1,000
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.
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Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge		5% [3]
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 10,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Guaranteed at an effective annual rate of 0.60% in Policy Years 1-19, and 0.20% in Policy Years 20 and beyond.
[3]	Annual interest rate of 5% in years 1-10, and 4% in years 11 and later.

Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Rider Charges		Individualized based on optional rider(s) selected.
Accounting Value Rider	N/A	There is no charge for this rider.
Overloan Protection Rider	One-time charge when you elect to use the benefit
A percentage of the then current Accumulation Value.
Maximum Charge		5%
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[4]		$83.33 per $1,000
Minimum Charge		$0.00 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.02 per $1,000
In addition, for the first 10 Policy Years from Issue Date or increase in Term Specified Amount, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge		$0.17 per $1,000
Minimum Charge		$0.03 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.11 per $1,000
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[4]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 10,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
Table III shows the annual fund fees and expenses for the year ended December 31, 2019. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.27% [1]	0.23%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.30%. These waivers and reductions generally extend through April 30, 2021 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
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How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Janus Aspen Series, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its
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representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
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We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate
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Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Large Cap Growth Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
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American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, Inc.
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
This fund is available only to existing Owners as of May 17, 2010. Consult your registered representative.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche DWS Investments VIT Funds, advised by DWS Investment Management Americas Inc.
•	DWS Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	DWS Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Deutsche DWS Variable Series II, advised by DWS Investment Management Americas Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Equity-Income Portfolio (Service Class): Reasonable income with consideration of the
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potential for capital appreciation. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 16, 2011. Consult your registered representative.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 1): Long-term capital growth. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Janus Aspen Series, advised by Janus Capital Management LLC.
•	Janus Henderson Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
•	Janus Henderson Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP Baron Growth Opportunities Fund (Standard Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
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•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Mid Cap Value Fund (Standard Class)*: To maximize long-term capital appreciation. (formerly LVIP Delaware Special Opportunities Fund)
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is only available to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Select Equity Income Managed Volatility Fund (Standard Class): Capital appreciation.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
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•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T.Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an
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emphasis on both capital growth and income; a fund of funds. This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T.Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Initial Class): Capital appreciation. This fund is available only to existing Owners as of May 16, 2005. Consult your registered representative.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc.
•	Neuberger Berman AMT Mid Cap Growth Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is available only to existing Owners as of May 21, 2007. Consult your registered representative.
Northern Lights Variable Trust, advised by ValMark Advisers, Inc.
•	TOPS® Balanced ETF Portfolio – (Class 2 Shares): Income and capital appreciation; a fund of funds.
•	TOPS® Moderate Growth ETF Portfolio – (Class 2 Shares): Capital appreciation; a fund of funds.
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PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net
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Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
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In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We deduct a maximum of 8% from each Premium Payment during the first Policy Year and a maximum of 4% thereafter. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $37.52 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 15 years for Full Surrenders and 10 years for decreases in Specified Amount. A new schedule of Surrender Charges will apply with respect to any increase in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 14 years following policy issue, or within 14 years following any increase in Specified Amount.
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Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge is imposed on a Partial Surrender, but an Administrative Fee of 2% of the amount withdrawn, not to exceed $25, is imposed. This fee is allocated pro rata among the Sub-Accounts and the Fixed Account from which the Partial Surrender proceeds are taken.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.
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Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The current charge is the guaranteed effective annual rate of 0.60% in Policy Years 1-19 and 0.20% in Policy Years 20 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
For the first 120 months from Policy Issue Date or increase in Specified Amount, there is an additional charge which will never exceed $0.17 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on the younger Insured’s age and the Specified Amount. If an increase occurs, the younger Insured’s current insurance age will be the issue age for the new coverage.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 5% in years 1-10, 4% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 4% interest on the Loan Account Value in all years.
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Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5% of the then current Accumulation Value.
Supplemental Term Insurance Rider.  This optional rider provides annually renewable term insurance, which terminates when the younger Insured reaches, or would have reached, age 100. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of each Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from Issue Date or increase in Term Specified Amount.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
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We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insureds' age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right To Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the Right to Examine Period. If the Policy is returned for cancellation within
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the Right to Examine Period, we will refund to you either all Premium Payments or the policy value plus any charges and fees depending on the state of issue of your Policy. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments or you are 60 years or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts or the Fixed Account, if applicable, as you designate. If the Policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.
If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts or the Fixed Account, if applicable, as you designate. The Owner bears the risk of a decline in Sub-Account values. If the Policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees deducted, as of the date the cancelled Policy is received at our Administrative Office. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm
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Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies
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that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
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Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
If the Owner elects Dollar Cost Averaging from either the money market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Accounting Value Rider.  If desired, you must select this rider when you initially apply for insurance. You must meet the underwriting and minimum Premium requirements for this rider. If your Policy is fully surrendered in the first five Policy Years, this rider provides enhanced Surrender Values by using a table of alternate Surrender Charges. The rider does not provide for enhanced Surrender Value for Partial Surrenders and loans. There is no charge for this rider.
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Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
If your Policy was issued on or after May 22, 2006, we will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract. While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value.
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders, except the Supplemental Term Insurance Rider, if any, will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed;
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Accumulation Value plus $10,000; or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger Insured reaches, or would have reached, age 100. Upon death of the second Insured, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of each
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Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. For the first 120 Policy Months from Issue Date or increase in term Specified Amount, there is a monthly expense charge per $1,000 of term coverage.
This rider will limit the maximum period during which your Policy is guaranteed not to lapse under the No-Lapse Provision. If you have chosen the age 100 No-Lapse Provision, the maximum period will now be the first 20 Policy Years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the age 100, 20 year and 10 year No-Lapse Provisions will still apply.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	when the younger Insured reaches, or would have reached, age 100; or
5)	the second death.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 100, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
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PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the younger Insured attains, or would have attained, age 100, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the NYSE (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
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You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
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The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.010746% (equivalent to a compounded annual rate of 4%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 4% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000)	None; level death benefit
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
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Option	Death Benefit Proceeds Equal to the	Variability
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the second Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
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Option change	Impact
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.
If you elect SecureLine®, an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
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Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
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Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender and our Administrative Fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 5% in years 1-10 and 4% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 4% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in
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the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.
There are three levels of No-Lapse Protection:
1)	a guarantee until the younger Insured reaches, or would have reached, age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.

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Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the younger Insured reaches, or would have reached, age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the younger Insured reaches, or would have reached, age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the younger Insured reaches, or would have reached, age 100.
A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No-Lapse protection. If you have chosen the Age 100 No-Lapse Provision, the maximum period will now be the first 20 years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both Insureds are living, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of both Insureds is furnished to us and we agree to accept the risk for both Insureds;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
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5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insureds' ages, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insureds' ages, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes
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that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one
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contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 100.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life
45

insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 100.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments, and, if the Premium Payments during a Policy Year exceed those permitted by the tax law, we will refund the excess Premiums within 60 days of the end of the Policy Year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the Policy with the federal tax definition of life insurance.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life
46

insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
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After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest

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charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate
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your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 1

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2020
Relating to Prospectus Dated May 1, 2020 for
Lincoln SVUL-IV product
Lincoln Life Flexible Premium Variable Life Account R, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln SVUL-IV product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On December 2, 1997, the Lincoln Life Flexible Premium Variable Life Account R (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
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Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $118,907,542 in 2019, $103,362,010 in 2018 and $67,374,665 in 2017 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
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important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
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unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Flexible Premium Variable Life Account R, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Change of Ownership
As long as either Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new Policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.
You may exchange the Policy for separate single life policies on each of the Insureds under any of the following circumstances:
(1)	a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this Policy,
(2)	the Insureds are legally divorced while this Policy is in force, or
(3)	the Insureds’ business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change in circumstances noted above,
(2)	both Insureds furnish evidence of insurability satisfactory to the Company, unless
(a)	the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange
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is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,
(3)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy, and
(4)	any other requirements as determined by the Company are met.
The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.
Settlement Options
You may elect or change a settlement option while at least one Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the second Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
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Misstatement of Age or Gender
If the age or gender of either Insureds has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the second Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the second Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
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c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company follow.
9

Supplement Dated May 1, 2020

To the Product Prospectuses Dated May 1, 2020 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

VULCV-IV, VULDB-IV, AssetEdge® VUL, AssetEdge® Exec VUL

Lincoln Life Flexible Premium Variable Life Account R

SVUL-IV, PreservationEdge® SVUL

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate Variable 5, Lincoln Corporate Commitment® VUL

If your financial advisor is a member of M Financial Group:

This supplement provides information about four additional funds offered under your policy. A separate funds prospectus supplement for these four funds has also been prepared, and should be presented to you along with this product prospectus supplement. Except as amended by this supplement, all information in your product prospectus applies. The funds and their investment advisers and objectives are listed below.

M Fund, Inc., advised by M Financial Investment Advisers, Inc. (MFIA)

•                  M Capital Appreciation Fund: Maximum capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M International Equity Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Growth Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

•                  M Large Cap Value Fund: Long-term capital appreciation.

This fund is available only to existing policy holders as of May 18, 2009.  Consult your financial adviser.

Please retain this Supplement for future reference.

Prospectus 2

Lincoln Life Flexible Premium Variable Life Account R
The Lincoln National Life Insurance Company
Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, IN 46802
(800) 454-6265
Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
(800) 487-1485

A Flexible Premium Variable Life Insurance Policy On the Lives of Two Insureds

This prospectus describes Lincoln PreservationEdge® SVUL, a flexible premium variable life insurance contract (the “Policy”), offered by The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “We”, “Us”, “Our”). The Policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the Policy being offered. Remember, you are looking to the financial strength of the Company for fulfillment of the contractual promises and guarantees, including those related to death benefits.
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state-specific features. Please check with your registered representative regarding their availability.
You, the Owner, may allocate Net Premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account R, established on December 2, 1997 (“Separate Account”), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund offered by the following fund families. These funds are collectively known as the Elite Series. Comprehensive information on the funds may be found in the funds' prospectuses which is furnished with this prospectus.
•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund
•	American Century Variable Portfolios, Inc.
•	American Century Variable Portfolios II, Inc.
•	American Funds Insurance Series®
•	BlackRock Variable Series Funds, Inc.
•	Delaware VIP® Trust
•	Deutsche DWS Variable Series II
•	Fidelity® Variable Insurance Products
•	Franklin Templeton Variable Insurance Products Trust
•	JPMorgan Insurance Trust
•	Legg Mason Partners Variable Equity Trust
•	Lincoln Variable Insurance Products Trust
•	MFS® Variable Insurance Trust
•	Northern Lights Variable Trust
•	PIMCO Variable Insurance Trust
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the funds’ shareholder reports from us by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and we will notify you by mail each time a report is posted and will provide you with a website link to access the report. We will also provide instructions for requesting paper copies.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. At any time, you may elect to receive shareholder reports and other communications electronically by following the instructions we have provided.

You may elect to receive all future reports in paper free of charge by informing us that you wish to continue receiving paper copies of your shareholder reports by contacting us at the telephone number listed on the first page of this prospectus. Your election to receive reports in paper will apply to all funds available under your Policy.
Additional information on Lincoln Life, the Separate Account and this Policy may be found in the Statement of Additional Information (the “SAI”). See the last page of this prospectus for information on how you may obtain the SAI.
Certain terms used in this prospectus are defined within the sentences where they appear, within relevant provisions of the prospectus, including footnotes or they may be found in the prospectus Glossary, if one is provided, at the back of the prospectus.
To be valid, this prospectus must have the current funds’ prospectuses with it. Keep all prospectuses for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.
This Policy may not be available in all states, and this prospectus only offers the Policy for sale in jurisdictions where such offer and sale are lawful.
Prospectus Dated: May 1, 2020

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POLICY SUMMARY
Benefits of Your Policy
Death Benefit Protection.  The Policy described in this prospectus is a variable life insurance policy which provides death benefit protection on the lives of two Insureds. Upon the death of the first Insured, the Policy pays no death benefit. The Policy will pay the death benefit only when the second Insured has died. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. It is not meant to be used for speculation, arbitrage, viatical arrangements or other collective investment schemes. The Policy may not be traded on any stock exchange and is not intended to be sold on any secondary market. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the Policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of Premium Payments.
Tax Deferred Accumulation.  Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the Policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account, or interest from the Fixed Account, is automatically reinvested without being taxed to the Owner.
Access to Your Policy Values.  Variable life insurance offers access to policy values. You may borrow against your Policy or surrender all or a portion of your Policy. Your Policy can support a variety of personal and business financial planning needs.
Flexibility.  The Policy is a flexible premium variable life insurance contract in which flexible Premium Payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your Policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium Payments and policy values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as “Underlying Funds”. You should refer to this prospectus and the prospectus for each Underlying Fund for comprehensive information on the Sub-Accounts and the Underlying Funds. You may also allocate Premiums and policy values to the Fixed Account.
Risks of Your Policy
Fluctuating Investment Performance.  Sub-Accounts and policy values in the Sub-Accounts are not guaranteed and will increase and decrease in value according to investment performance of the Underlying Fund. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account’s objective and risk is found in this prospectus. A comprehensive discussion of each Underlying Fund's objective and risk is found in each Underlying Fund's prospectus. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the Underlying Funds will impact the Policy's Accumulation Value and will impact how long the Policy remains in force, its tax status, and the amount of Premium you need to pay to keep the Policy in force.
Policy Values in the Fixed Account.  Premium Payments and policy values allocated to the Fixed Account are held in the Company's General Account. Note that there are significant limitations on your right to transfer amounts in the Fixed Account and, due to these limitations, if you want to transfer the entire balance of the Fixed Account to one or more Sub-Accounts, it may take several years to do so. Therefore, you should carefully consider whether the Fixed Account meets your investment needs. We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of policy value under the Policy, we also pay our obligations under these products from our assets in the General Account. Moreover, unlike assets held in the Separate Account, the assets of the General Account are subject to the general liabilities of the Company and,
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therefore, to the Company’s General Account creditors. In the event of an insolvency of receivership, payments we make from our General Account to satisfy claims under the Policy would generally receive the same priority as our other Owners’ obligations.
The General Account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance company’s fulfillment of the contractual promises and guarantees we make to you in the Policy, including those relating to the payment of death benefits. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
For more information, please see “Lincoln Life, The Separate Account and The General Account” and “Transfers” sections of this prospectus.
Unsuitable for Short-Term Investment.  This Policy is intended for long-term financial and investment planning for persons needing death benefit protection. It is unsuitable for short-term goals and is not designed to serve as a vehicle for frequent trading.
Policy Lapse.  Sufficient Premiums must be paid to keep your Policy in force. There is a risk of lapse if Premiums are too low in relation to the insurance amount or if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. In addition, outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.
Decreasing Death Benefit.  Outstanding Policy Loans or any amounts that you have surrendered will reduce your Policy’s death benefit. Depending upon your choice of death benefit option, adverse performance of the Sub-Accounts you choose may also decrease your Policy's death benefit.
Consequences of Surrender.  Surrender Charges are assessed if you surrender your Policy within the first 10 Policy Years. Depending on the amount of Premium paid, or any Reduction in Specified Amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse. To avoid lapse, you may be required to make additional Premium Payments. Full or Partial Surrenders may result in tax consequences.
Tax Consequences.  You should always consult a tax advisor about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.
Tax Treatment of Life Insurance Contracts.  Your Policy is designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your Policy, and the deferral of taxation of any increase in the value of your Policy. If the Policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more Premiums than permitted under the federal tax law your Policy may still be life insurance but will be classified as a Modified Endowment Contract (“MEC”) whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.
Tax Law Compliance.   We believe that the Policy will satisfy the federal tax law definition of life insurance, and we will monitor your Policy for compliance with the tax law requirements. The discussion of the tax treatment of your Policy is based on the current Policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the Policy, as well as any changes in the current tax law requirements, may affect the Policy's qualification as life insurance or may have other tax consequences.
Cyber-Security and Business Interruption Risks. We rely heavily on interconnected computer systems and digital data to conduct our variable products business.  Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other
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things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate your policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Policy to lose policy value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future. In addition to cyber security risks, we are subject to business interruption risks caused by catastrophes, both natural and man-made, associated with pandemics, terrorist attacks or inclement weather events. Such events may cause systems upon which we rely to be inaccessible to our employees, customers or business partners for an extended period of time, causing a negative impact on our ability to provide services and products.
Charges and Fees
This section describes the fees and expenses that you will pay when buying, owning or surrendering your Policy. Refer to the “Policy Charges and Fees” section later in this prospectus for more information.
The fees shown in the tables below are the maximums we can charge.
Table I describes the fees and expenses that you will pay at the time you purchase your Policy, surrender your Policy, or transfer policy values between Sub-Accounts.
Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge as a percentage of Premiums paid (Premium Load). Note: Includes 3% charge for state premium and federal tax obligations.	When you pay a Premium.	5%[1]
Surrender Charge*[2]
A dollar amount per $1,000 of Specified Amount.	Upon Full Surrender of your Policy and when you make certain Specified Amount decreases (years 1-10).
Maximum Charge		$54.53 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$29.24 per $1,000.
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Table I: Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Fund Transfer Fee	Applied to any transfer request in excess of 24 made during any Policy Year.	$25
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	The Maximum Sales Charge Imposed on Premiums (Premium Load) is anticipated to cover the Company's costs for sales expenses and any policy-related state and federal tax liabilities. Policy-related taxes imposed by states range from 0% to 5%. In considering policy-related state taxes component of the sales charge, the Company considers the average of the taxes imposed by the states rather than any taxes specifically imposed by the state in which the Owner resides. We use an average of 3% to account for state and federal tax obligations.
[2]	During the life of the Policy, you may request one or more Partial Surrenders, each of which may not exceed 90% of your Policy's Surrender Value as of the date of your request. If you wish to surrender more than 90% of your Policy's Surrender Value, you must request a Full Surrender of your Policy, which is subject to the Surrender Charge reflected in the table above. (See section headed “Partial Surrenders” for a discussion of Partial Surrenders of your Policy.)
Table II describes the fees and expenses that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.
Table II: Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[1]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00005 per $1,000.
Mortality and Expense Risk Charge (“M&E”)	At the end of each Valuation Period.
A percentage of the value of the Separate Account, calculated daily.
Maximum Charge		0.20%.
Administrative Fee*	Monthly
Flat Fee; plus		$10 in all years
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
For the first 10 Policy Years from Issue Date or increase in Specified Amount, a monthly fee per $1,000 of Initial Specified Amount or increase in Specified Amount:
Maximum and		$0.90 per $1,000.
Minimum Charge		$0.06834 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.22334 per $1,000.
Policy Loan Interest	Annually
A percentage of the amount held in the Loan Account.
Maximum Charge		4%[2]
Rider Charges		Individualized based on optional Rider(s) selected.
Supplemental Term Insurance Rider*	Monthly
A dollar amount per $1,000 of Net Amount at Risk.
Maximum Charge[3]		$83.33 per $1,000.
Minimum Charge		$0.00 per $1,000.
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco, in year one.		$0.00005 per $1,000.
In addition, for the first 10 Policy Years from Issue Date or increase in Term Specified Amount, a monthly fee per $1,000 of Term Specified Amount or increase in Term Specified Amount:
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Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
Charge	When Charge is Deducted	Amount Deducted
Maximum Charge		$0.20 per $1,000
Minimum Charge		$0.03334 per $1,000
Maximum Charge for Representative Insureds: male and female, both age 55, standard non-tobacco.		$0.035 per $1,000.
Overloan Protection Rider	One-time charge when you elect to use the benefit
A percentage of the then current Accumulation Value.
Maximum Charge		5%[4]
*	These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.
[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 135% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[2]	Annual interest rate of 4% in years 1-10, and 3% in years 11 and beyond.
[3]	Individuals with a higher mortality risk than standard issue individuals can be charged from 135% to 5,000% of the standard rate. However, under no circumstances would it be higher than the maximum amount shown in the table above.
[4]	For Policies with applications signed on or after May 9, 2016, the charge is guaranteed at 3%. See section headed “Rider Charges” in the Policy Charges and Fees section of this prospectus.
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Table III shows the annual fund fees and expenses for the year ended December 31, 2019. The fees that are deducted daily from the Underlying Funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time you own your Policy. More detail concerning each Underlying Fund’s fees and expenses is contained in the prospectus for each Underlying Fund.
These fees and expenses may change at any time.
Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Total Annual Operating Expense	Maximum	Minimum
Total management fees, distribution and/or service (12b-1) fees, and other expenses.	2.27% [1]	0.23%
[1]	The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Underlying Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0% to 0.30%. These waivers and reductions generally extend through April 30, 2021 but may be terminated at any time by the Underlying Fund. Refer to the Underlying Fund’s prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the Underlying Funds which operate as Fund of Funds. Refer to such Underlying Fund’s prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by it, if any. In addition, certain Underlying Funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“Redemption Fees”) not reflected in the table above. As of the date of this prospectus, none have done so. Redemption Fees are discussed in the Market Timing section of this prospectus and further information about Redemption Fees is contained in the prospectus for such Underlying Fund, copies of which accompany this prospectus or may be obtained by calling 1-800-487-1485.
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LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to owners under the policies. Death Benefit Proceeds and rider benefits to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy are backed by the claims-paying ability of Lincoln Life. Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to owners of our policies. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
General Account. The General Account is not segregated or insulated from the claims of the insurance company's creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees. The General Account represents all of the general assets of the Company. Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.
Fixed Account. The Fixed Account assets are general assets of the Company, and are held in the Company’s General Account. Amounts allocated to the Fixed Account are not subject to market fluctuation.
Separate Account. The investment performance of assets in the Separate Account is kept separate from that of the Company’s General Account. Separate Account assets attributable to the Policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company’s other income, gains or losses. The Separate Account’s values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the “SEC” or the “Commission”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) and meets the definition of “separate account.” We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our Owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected policy and claim payments.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
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How to Obtain More Information.   We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information please contact our Administration Office at the address or telephone number listed on the first page of this prospectus. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.LincolnFinancial.com.
Fund Participation Agreements
In order to make the Underlying Funds available, Lincoln Life has entered into agreements with the Underlying Fund company and their advisors or distributors. In some of these agreements, we must perform certain services for the Underlying Fund advisors or distributors. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Owners with statements showing their positions within the funds; processing dividend payments; providing sub-accounting services for shares held by Owners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Owners. For these administrative functions, we may be compensated at annual rates of between 0% and 0.30% based upon the assets of an Underlying Fund attributable to the Policies. Additionally, an Underlying Fund’s advisor and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the Policies and may pay us and/or certain affiliates amounts to participate in sales meetings. We may also receive compensation for marketing and distribution which may come from 12b-1 fees, or be paid by the advisors or distributors. The Underlying Funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, Lincoln Variable Insurance Products Trust, Northern Lights Variable Trust, and PIMCO Variable Insurance Trust.
Payments made out of the assets of an Underlying Fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the Underlying Fund’s average net assets, which can fluctuate over time. If, however, the value of the Underlying Fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the Underlying Fund goes down, payments to us (or our affiliates) would decrease.
Distribution of the Policies and Compensation
The Policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company, subject to the terms of selling agreements entered into by such firms, the Company and the Company’s Principal Underwriter, Lincoln Financial Distributors, Inc. (“LFD”). The Company’s affiliates, Lincoln Financial Advisors Corporation and Lincoln Financial Services Corporation (collectively, “LFN”), have such agreements in effect with LFD and the Company. In addition to compensation for distributing the Policy as described below, the Company provides financial and personnel support to LFD and LFN for operating and other expenses, including amounts used for recruitment and training of personnel, production of literature and similar services.
The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid. The actual amount of such compensation or the timing and manner of its receipt may be affected by a number of factors including: (a) choices the Owner has made at the time of application for the Policy, including the choice of riders; (b) the volume of business produced by the firm and its representatives; or (c) the profitability of the business the firm has placed with the Company. Also, in lieu of premium-based commission, equivalent amounts may be paid over time based on Accumulation Value.
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In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and “non-cash compensation.” “Non-cash compensation”, as defined under FINRA’s rules, includes but is not limited to, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses.
Broker-dealers or their affiliates may be paid additional amounts for: (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the Policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the Policies.
These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the Policy to you or for any alternative proposal that may have been presented to you. You may wish to take such payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a Policy.
Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the Policies. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the Policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your Policy.
We do not anticipate that the Surrender Charge, together with the portion of the Premium Load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your Policy. Any such shortfall would be available for recovery from the Company’s General Account, which supports insurance and annuity obligations.
Sub-Accounts and Funds
The variable investment options in the Policy are Sub-Accounts of the Separate Account (“Sub-Accounts”). Each Sub-Account invests in shares in a single Underlying Fund. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate Underlying Fund. You do not invest directly in these Underlying Funds. The investment performance of each Sub-Account will reflect the investment performance of the Underlying Fund.
We create Sub-Accounts and select the Underlying Funds, the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts, based on several factors, including, without limitation, asset class coverage, the strength of the manager’s reputation and tenure, brand recognition, performance, and the capability and
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qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund (or an affiliate, investment advisor or distributor of the fund) being evaluated is an affiliate of ours and whether we are compensated for provided administrative, marketing, and/or support services that would otherwise be provided by the fund, its investment advisor or its distributor. Some funds pay us significantly more than others and the amount we receive may be substantial. We often receive more revenue from an affiliated fund than one that is not affiliated with us. These factors give us an incentive to select a fund that yields more revenue, and this is often an affiliated fund.
We review each Underlying Fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional Premium Payments to a Sub-Account if we determine the Underlying Fund no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant Owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the Underlying Fund, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
A given Underlying Fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment advisor or subadvisor. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.
Certain Underlying Funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as “funds of funds”, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Owners and/or suggest that Owners consider whether allocating some or all of their policy value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your Policy.
Certain of the Underlying Funds, including funds managed by an advisor affiliated with us, employ risk management strategies that are intended to control the Underlying Funds’ overall volatility, and for some Underlying Funds, to also reduce the downside exposure of the Underlying Funds during significant market downturns. These funds usually, but not always, have “Managed Risk” or “Managed Volatility” in the name of the fund. These risk management strategies could limit the upside participation of the Underlying Fund in rising equity markets relative to other funds. Also, several of the Underlying Funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as “junk bonds”) as detailed in the individual Underlying Fund prospectus. For more information about the Underlying Funds and the investment strategies they employ, please refer to the Underlying Funds’ current prospectuses.
Shares of the Underlying Fund are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Underlying Funds simultaneously, since the interests of such Owners or contractholders may differ. Although neither the Company nor the Underlying Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Owners, each Underlying Fund’s Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, the Separate Account might withdraw its investment in an Underlying Fund. This might force that Underlying Fund to sell the securities it holds at disadvantageous prices. Owners will not bear the attendant expense.
There is no assurance that the investment objective of any of the Underlying Funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the
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Sub-Accounts. You should read each Underlying Fund’s prospectus carefully before making investment choices. In particular, also please note, there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to Policy fees and expenses, the yields of any Sub-Account investing in a money market fund may become extremely low and possibly negative.
Additional Sub-Accounts and Underlying Funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.
If an Underlying Fund imposes restrictions with respect to the acceptance of premium allocations or transfers, we reserve the right to reject an allocation or transfer request at any time that the Underlying Fund has notified us that such would not be accepted. We will notify you if your allocation or transfer request is or becomes subject to such restrictions.
The Underlying Funds and their investment advisors and objectives are listed below. Comprehensive information on each Underlying Fund, its objectives and past performance may be found in that Underlying Fund’s prospectus or summary prospectus. Prospectuses for each of the Underlying Funds listed below accompany this prospectus and are available by calling 1-800-487-1485 or by referring to the contact information provided by the Underlying Fund’s on the cover page of its summary prospectus.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. International Growth Fund (Series I Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class A): Long-term growth of capital.
•	AB VPS Growth and Income Portfolio (Class A): Long-term growth of capital.
•	AB VPS International Value Portfolio (Class A): Long-term growth of capital. This fund is available only to existing Owners as of May 21, 2012. Consult your registered representative.
•	AB VPS Small/Mid Cap Value Portfolio (Class A): Long-term growth of capital.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class I): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
American Century Variable Portfolios II, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Inflation Protection Fund (Class I): Long-term total return using a strategy that seeks to protect against U.S. inflation.
American Funds Insurance Series®, advised by Capital Research and Management Company.
•	American Funds Global Growth Fund (Class 2): Long-term growth of capital.
•	American Funds Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	American Funds Growth Fund (Class 2): Growth of capital.
•	American Funds Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	American Funds International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class I): High total investment return.
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Delaware VIP® Trust, advised by Delaware Management Company.*
•	Delaware VIP® Diversified Income Series (Standard Class): Maximum long-term total return consistent with reasonable risk.
•	Delaware VIP® Emerging Markets Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® High Yield Series (Standard Class): Total return and, as a secondary objective, high current income.
•	Delaware VIP® Limited-Term Diversified Income Series (Standard Class): Maximum total return, consistent with reasonable risk.
•	Delaware VIP® REIT Series (Standard Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Delaware VIP® Small Cap Value Series (Standard Class): Capital appreciation.
•	Delaware VIP® Smid Cap Core Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® U. S. Growth Series (Standard Class): Long-term capital appreciation.
•	Delaware VIP® Value Series (Standard Class): Long-term capital appreciation.
Deutsche DWS Variable Series II, advised by DWS Investment Management Americas, Inc.
•	DWS Alternative Asset Allocation VIP Portfolio (Class A): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management & Research Company
•	Fidelity® VIP Contrafund® Portfolio (Service Class): Long-term capital appreciation.
•	Fidelity® VIP Growth Portfolio (Service Class): To achieve capital appreciation.
•	Fidelity® VIP Mid Cap Portfolio (Service Class): Long-term growth of capital.
•	Fidelity® VIP Overseas Portfolio (Service Class): Long-term growth of capital.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund, the Franklin Small-Mid Cap Growth VIP Fund and the Templeton Global Bond VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 1): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 1): Capital appreciation; income is a secondary consideration.
•	Franklin Small-Mid Cap Growth VIP Fund (Class 1): Long-term capital growth.
•	Templeton Global Bond VIP Fund (Class 1): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 1): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by LeggMason Partners Fund Advisor, LLC.
•	ClearBridge Variable Mid Cap Portfolio (Class I): Long-term growth of capital.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Standard Class): Reasonable income by investing primarily in income-producing equity securities.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
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•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Global Real Estate Fund (Standard Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP BlackRock Inflation Protected Bond Fund (Standard Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Standard Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Blended Mid Cap Managed Volatility Fund (Standard Class): Capital appreciation. This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund (Standard Class): Capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Delaware Bond Fund (Standard Class)*: Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Standard Class)*: Total return.
•	LVIP Delaware Mid Cap Value Fund (Standard Class)*: To maximize long-term capital appreciation. (formerly LVIP Delaware Special Opportunities Fund)
•	LVIP Delaware Social Awareness Fund (Standard Class)*: To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)*: To provide a responsible level of income and the potential for capital appreciation.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Standard Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Standard Class): Long-term capital appreciation; a fund of funds.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Dimensional/Vanguard Total Bond Fund (Standard Class): Total return consistent with preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Standard Class): Long-term capital growth.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP Global Conservative Allocation Managed Risk Fund (Standard Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Standard Class): Current income consistent with the preservation of capital.
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•	LVIP Global Moderate Allocation Managed Risk Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i)maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Select Equity Income Managed Volatility Fund (Standard Class): Capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP JPMorgan High Yield Fund (Standard Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Standard Class): Long-term capital appreciation.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP MFS International Growth Fund (Standard Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Standard Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Bond Index Fund (Standard Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund: (Standard Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Standard Class): Long-term growth of capital; a fund of funds.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA International Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Standard Class): Capital appreciation; a fund of funds.
This fund is available only to existing Owners as of May 9, 2016. Consult your registered representative.
•	LVIP SSGA Large Cap 100 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP SSGA Moderate Index Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Standard Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Standard Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
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•	LVIP SSGA S&P 500 Index Fund (Standard Class)(1): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Standard Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Standard Class): To maximize long-term capital appreciation.
•	LVIP T. Rowe Price 2010 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2020 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2030 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price 2040 Fund (Standard Class): The highest total return over time consistent with an emphasis on both capital growth and income; a fund of funds.
This fund is available only to existing Owners as of May 18, 2009. Consult your registered representative.
•	LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Standard Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Standard Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Standard Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Initial Class): Capital appreciation.
•	MFS® VIT Total Return Series (Initial Class): Total return.
•	MFS® VIT Utilities Series (Initial Class): Total return.
Northern Lights Variable Trust, advised by ValMark Advisers, Inc.
•	TOPS® Balanced ETF Portfolio – (Class 2 Shares): Income and capital appreciation; a fund of funds.
•	TOPS® Moderate Growth ETF Portfolio – (Class 2 Shares): Capital appreciation; a fund of funds.
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PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Administrative Class): Maximum real return, consistent with prudent investment management.
*	Investments in Delaware VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Macquarie Investment Management Advisers, a series of Macquarie Investments Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
(1)	The Index to which this fund is managed is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensees. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of these parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
Sub-Account Availability and Substitution of Funds
We may add, change or eliminate any Underlying Funds that the Separate Account or the Sub-Accounts invest in, subject to state or federal laws and regulations. An Underlying Fund may also discontinue offering their shares to the Sub-Accounts.
We may choose to add or remove Sub-Accounts as investment options under the Policies. If we change any Sub-Accounts or substitute any Underlying Funds, we will make appropriate endorsements to the Policies.
Placing or transferring money into the money market Sub-Account may have impacts on other features of your Policy. Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any. We will notify you of any change that is made.
If we obtain appropriate approvals from Owners and securities regulators, we may:
•	Change the investment objective of the Separate Account;
•	Operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;
•	Deregister the Separate Account; or
•	Combine the Separate Account with another Separate Account.
If required by law, we will obtain any required approvals from Owners, the SEC, and state insurance regulators before substituting any Underlying Funds. Substitute Underlying Funds may have higher charges than the Underlying Funds being replaced.
We may close Sub-Accounts to Owners that purchase a new Policy after a specified date, and these Owners may not allocate Net Premium Payments or policy value to the closed Sub-Account. Owners that purchased a Policy prior to the specified date may continue to allocate Net Premium Payments and policy value to the Sub-Account.
From time to time, certain of the Underlying Funds may merge with other funds. If a merger of an Underlying Fund occurs, the policy value allocated to the existing fund will be transferred into the surviving fund. Any future Net
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Premium Payments allocated to the existing fund will automatically be allocated to the surviving fund unless otherwise instructed by you.
In addition, a Sub-Account may become unavailable due to the liquidation of its Underlying Fund portfolio. To the extent permitted by applicable law, upon notice to you and unless you otherwise instruct us, we will transfer any policy value in the liquidated Underlying Fund to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us. Any future Net Premium Payments allocated to the liquidated fund will automatically be allocated to the money market Sub-Account or a Sub-Account investing in another Underlying Fund designated by us unless otherwise instructed by you.
Voting Rights
The Underlying Funds do not hold regularly scheduled shareholder meetings. When an Underlying Fund holds a special meeting for the purpose of approving changes in the ownership or operation of the Underlying Fund, the Company is entitled to vote the shares held by our Sub-Account in that Underlying Fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares. If the 1940 Act or any other regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
We will notify you when your instructions are needed and will provide information from the Underlying Fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding Underlying Fund, as of a date chosen by the Underlying Fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your Policy. If we do not receive instructions from you, we will vote the shares attributable to your Policy in the same proportion as we vote other shares based on instructions received from other Owners. Since Underlying Funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the Underlying Funds, and those votes may affect the outcome.
Each Underlying Fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the Underlying Fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Owner provide their voting instructions to the Company. For funds un-affiliated with Lincoln, even though Owners may choose not to provide voting instructions, the shares of an Underlying Fund to which such Owners would have been entitled to provide voting instructions will be voted by the Company in the same proportion as the voting instructions which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Owners would have been entitled to provide voting instructions will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Owners eligible to vote, be voted on by the Company in the same proportion as the voting instructions which we actually receive. As a result, the instructions of a small number of Owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the Underlying Fund which it owns at a meeting of the shareholders of an Underlying Fund, all shares voted by the Company will be counted when the Underlying Fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.
POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your Policy, assuming risks associated with your Policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.
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In addition to policy charges, the investment advisor for each of the Underlying Funds deducts a daily charge as a percent of the value in each Underlying Fund as an asset management charge. The charge reflects asset management fees of the investment advisor. Other expenses (including 12b-1 fees for Class 2 shares and other expenses) are incurred by the Underlying Funds and deducted from Underlying Fund assets as described in the fund prospectus. Values in the Sub-Accounts are reduced by these charges. Future Underlying Fund expenses may vary. Detailed information about charges and expenses incurred by each Underlying Fund is contained in that Underlying Fund’s prospectus.
The Monthly Deductions, including the Cost of Insurance Charges, may be deducted in two ways:
1)	Proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge.
2)	From the Net Accumulation Value of specific Underlying Funds which you have designated.
If you have selected designated Underlying Funds, and in a given month there is not sufficient value in those Underlying Funds to cover the Monthly Deduction, we will take the remaining Monthly Deduction pro rata from the rest of the Underlying Funds in your Policy that have value.
If you have not selected designated Underlying Funds, the Monthly Deductions will be taken pro rata from all of the Underlying Funds in your Policy that have value.
The Monthly Deductions are made on the “Monthly Anniversary Day” (the Date of Issue and the same day of each month thereafter). If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated funds at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.
If the Net Accumulation Value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction. If payment is not received before the end of the Grace Period, the Policy may lapse. (Please see the “Lapse and Reinstatement” section of this prospectus.)
Premium Load; Net Premium Payment
We make a deduction from each Premium Payment. This amount, referred to as “Premium Load,” covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each Premium Payment in all Policy Years. We reserve the right to increase this charge, but guarantee it will not exceed 5% from each Premium Payment. The Premium Payment, after deduction of the Premium Load, is called the “Net Premium Payment.”
Surrender Charges
A Surrender Charge may apply if the Policy is totally surrendered or has a decrease in the Specified Amount of death benefit. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
The Surrender Charge varies by age of the Insureds, the number of years since the date of policy issue or the date of an increase in Specified Amount, and the Specified Amount. The Surrender Charge will never exceed $54.53 per $1,000 of Specified Amount. A personalized schedule of Surrender Charges is included with each Policy. You may obtain more information about the Surrender Charges that would apply to your Policy by requesting a personalized illustration from your insurance representative.
The duration of the Surrender Charge is 10 years for Full Surrenders and decreases in Specified Amount. A new schedule of Surrender Charges will apply with respect to any increase in Specified Amount.
Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within 10 years following policy issue, or within 10 years following any increase in Specified Amount.
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Upon either a Full Surrender of the Policy or a decrease in Specified Amount, the charge will be subject to the following conditions:
A. For decreases in Specified Amount, excluding Full Surrender of the Policy, no Surrender Charge will be applied where the decrease:
1)	occurs after the tenth Policy Anniversary following Policy issue; or
2)	is directly caused by a death benefit option change; or
3)	is caused by a Partial Surrender; or
4)	when added to the sum of all prior decreases, does not exceed 25% of the Initial Specified Amount.
B. For all other decreases, the charge will be calculated as 1) minus 2), then divided by 3) and then multiplied by 4), where:
1)	is the amount of this decrease plus any prior decreases;
2)	is the greater of an amount equal to 25% of the Initial Specified Amount or the sum of all prior decreases;
3)	is the Initial Specified Amount; and
4)	is the then applicable Surrender Charge from the schedule in the Policy.
We may refuse or limit requests for decreases in Specified Amount, to the extent there is insufficient value to cover the necessary Surrender Charges.
If you increase the Specified Amount, a new Surrender Charge will be applicable to each increase. This charge is in addition to any Surrender Charge on the existing Specified Amount. Upon an increase in Specified Amount, we will send you a confirmation of the increase.
Upon Full Surrender of your Policy following a decrease in Specified Amount, the Surrender Charge will be calculated as the entire amount shown in the Policy Specifications, multiplied by one minus the percentage of the Initial Specified Amount for which a Surrender Charge was previously assessed. The charge assessed upon a Full Surrender will not exceed the Policy’s value.
Any surrender may have tax implications. Consult your tax or other registered representative before initiating a surrender.
Partial Surrender Fee
No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.
Transfer Fee
For each transfer request in excess of 24 made during any Policy Year, we reserve the right to charge you an Administrative Fee of $25.
In the event that we make a material change in the investment strategy of a Sub-Account, you may transfer the Accumulation Values allocated to that Sub-Account to any other Sub-Account or to the Fixed Account without being charged a fee and may do so even if you have requested 24 transfers during that Policy Year. This option to transfer from a Sub-Account must be exercised within 60 days after the effective date of such change in investment strategy of that Sub-Account. You will be provided with a supplement to your prospectus in the event that such a change is made.
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Mortality and Expense Risk Charge
We assess a daily Mortality and Expense Risk Charge (“M&E”) as a percentage of the Policy’s Separate Account Value. The mortality risk assumed is that the Insureds may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the Policies will be greater than we originally estimated. The charge is guaranteed at an effective annual rate of 0.20% in all Policy Years. The current charge is 0.10% in Policy Years 1 - 20 and 0% in Policy Years 21 and beyond.
Cost of Insurance Charge
A significant cost of variable life insurance is the “Cost of Insurance Charge”. This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value.
The Cost of Insurance Charge for your Policy depends on the current “Net Amount at Risk”. The Net Amount at Risk is the death benefit, without regard to any benefits payable at the second Insured’s death under any riders, minus the greater of zero or the Policy’s Accumulation Value. Because the Accumulation Value will vary with investment performance, Premium Payment patterns and charges, the Net Amount at Risk will vary accordingly.
The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the Policy Month by 1 plus .0024663 (the monthly equivalent of an effective annual rate of 3%), subtracting the Accumulation Value at the beginning of the Policy Month, and multiplying the result (the “Net Amount at Risk”) by the applicable current cost of insurance rate as determined by the Company.
The maximum rates that we may use are found in the guaranteed maximum cost of insurance rate table in your Policy’s Specifications. The applicable cost of insurance rate used in this monthly calculation for your Policy depends upon the Policy’s duration, the age, gender (in accordance with state law) and underwriting category of each Insured. Please note that it will generally increase each Policy Year as the Insureds age. Current cost of insurance rates, in general, are determined based on our expectation of future mortality, investment earnings, persistency and expenses (including, but not limited to, taxes and reinsurance). For this reason, they may be less than the guaranteed maximum rates shown in the Policy. Accordingly, your monthly Cost of Insurance Charge may be less than the amount that would be calculated using the guaranteed maximum cost of insurance rate shown in the table in your Policy. Also, your monthly Cost of Insurance Charge will never be calculated at a rate higher than the maximum Cost of Insurance Charge shown in “Table II: Periodic Charges Other Than Fund Operating Expenses” in this prospectus.
Administrative Fee
There is a flat Monthly Deduction of $10. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
For the first 120 months from Policy Issue Date or increase in Specified Amount, there is an additional charge which will never exceed $0.90 per $1,000 of Initial Specified Amount or increase in Specified Amount. The charge is based on each Insured’s age and the Specified Amount. If an increase occurs, each Insured’s current insurance age will be the issue age for the new coverage.
Policy Loan Interest
If you borrow against your Policy, interest will be charged to the Loan Account Value. The annual effective interest rate is 4% in years 1-10, 3% in years 11 and beyond. The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. We will credit 3% interest on the Loan Account Value in all years.
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Rider Charges
The following paragraphs describe the charges for the riders listed below. The features of the riders available with this Policy and any limitations on the selection of riders are discussed in the section headed “Riders”.
Overloan Protection Rider.  There is a one-time charge for this rider if you choose to elect the benefit. For Policies with applications signed on or after May 9, 2016, this charge is 3% of the then current Accumulation Value. For all other Policies, this charge will not exceed 5% of the then current Accumulation Value.
Supplemental Term Insurance Rider.  This optional rider provides annually renewable term insurance, which terminates when the younger Insured reaches, or would have reached, age 121. There are monthly Cost of Insurance Charges for this rider, based on the Policy duration, and the age, gender and underwriting category of each Insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that Policy Year. In addition, there is a monthly charge per $1,000 of term coverage for the first 120 months from Issue Date or increase in term Specified Amount.
YOUR INSURANCE POLICY
Your Policy is a life insurance contract that provides for a death benefit payable on the death of the second Insured. The Policy and the application constitute the entire contract between you and Lincoln Life.
The Policy includes Policy Specifications pages, with supporting schedules. These pages and schedules provide important information about your Policy such as: the identity of the Insureds and Owner; Date of Issue; the Initial Specified Amount; the death benefit option selected; issue ages; named Beneficiary; initial Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to state availability); and guaranteed maximum cost of insurance rates.
Note: The Policy Specifications pages (and any specifications pages relating to riders you may purchase) reference certain dates that are very important in understanding when your coverage begins and ends, when certain benefits become available and when certain rights or obligations arise or terminate. Generally, terms such as “Policy Date”, “Effective Date” or “Policy Effective Date” (or “Rider Date”, “Rider Effective Date”) refer to the date that coverage under the Policy (or rider) becomes effective and is the date from which Policy Years, Policy Anniversary and ages are determined. Terms such as “Issue Date” or “Policy Issue Date” (or “Rider Issue Date”) generally refer to when we print or produce the Policy (or rider), but such dates may have importance beyond that date. For example, the period of time we may have to contest a claim submitted in the first couple years of the Policy will typically start on the date the Policy is issued and not the date the Policy goes into effect. Please read your Policy carefully and make sure you understand which dates are important and why.
When your Policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.
The Policy is nonparticipating. This means that no dividends are payable to you. In addition, your Policy does not share in the profits or surplus earnings of the Company.
Before purchasing the Policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The Insureds will need to prove current insurability and there may be a new contestable period for the new Policy. The death benefit and policy values may be less for some period of time in the new Policy.
Once your Policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.
We cannot process your requests for transactions relating to the Policy until we have received the request in “Good Order” at our Home Office. “Good Order” means the actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction. We may, in our sole discretion, determine whether any particular transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
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We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.
Any telephone or other electronic transmission, whether it is yours, your service provider’s, your agent’s, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.
Application
If you decide to purchase a Policy, you must first complete an application. A completed application identifies the proposed Insureds and provides sufficient information to permit us to begin underwriting risks in the Policy. We require a medical history and examination of the proposed Insureds. Based on our review of medical information about the proposed Insureds, we may decline to provide insurance, or we may place the proposed Insureds in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the Insureds' age, underwriting category, and gender (if applicable state law allows charges to vary based on gender), the Policy duration, and the current Net Amount at Risk.
A Policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when each Insured is at least age 20 and at most age 85. Age will be determined by the nearest birthday of each Insured.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you apply for a Policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license, photo i.d. or other identifying documents.
Owner
The Owner on the date of policy issue is designated in the Policy Specifications. You, as Owner, will make the following choices:
1)	initial death benefit amount and death benefit option;
2)	optional No-Lapse Protection and riders;
3)	the amount and frequency of Premium Payments; and
4)	the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.
You are entitled to exercise rights and privileges of your Policy as long as at least one of the Insureds is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the Policy entirely, name a new Owner, and assign the Policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the written request. In addition to changes in ownership or Beneficiary designations, you should make certain that our records are up to date with respect to your address and contact information and , to the extent possible, the address and contact information of any Beneficiaries. This will ensure that there are no unnecessary delays in effecting any changes you wish to make, ownership privileges you wish to exercise or payments of proceeds to you or your Beneficiaries. Exercising a change in ownership may cause a taxable event. You should consult a tax advisor prior to exercising a change in ownership to determine the tax consequences of such exercise.
Right to Examine Period
You may return your Policy to us for cancellation within 10 days after you receive it (or a greater number of days if required by your state). This is called the “Right to Examine Period”. If the Policy is returned for cancellation within
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the Right to Examine Period, we will refund to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. If a Premium Payment was made by check, there may be a delay until the check clears.
If your Policy is issued in a state that requires return of Premium Payments, or you are 60 years old or over and your Policy is issued in California, any Net Premium Payments received by us within 10 days (or a greater number of days if required by your state; 30 days in California) of the date the Policy was issued will be held in the money market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If your Policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. In all cases, if the Policy is returned for cancellation within the Right to Examine Period, we will return to you the greater of (a) all Premium Payments less any Indebtedness; or (b) the sum of (i) the Accumulation Value less any Indebtedness, on the date the returned Policy is received by us, plus (ii) any charges and fees imposed under the Policy's terms. (Note: For California policies, you may direct us, in writing, to proceed to allocate your Net Premiums before the end of the 30 days.)
Initial Specified Amount
You will select the Initial Specified Amount of death benefit on the application. This may not be less than $250,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial Specified Amount is shown on the Policy Specifications page.
Transfers
You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each Underlying Fund’s objective and investment policy before allocating money to the Sub-Accounts. (Note: Prior to moving money into the money market Sub-Account or allowing it to default into the money market Sub-Account as a result of a fund liquidation, refer to your Policy for specific impacts that may apply, if any.)
During the first Policy Year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar Cost Averaging program described below. The amount of all transfers from the Fixed Account in any other Policy Year may not exceed the greater of:
1)	25% of the Fixed Account Value as of the immediately preceding Policy Anniversary, or
2)	the total dollar amount transferred from the Fixed Account in the immediately preceding Policy Year.
We may limit transfers from the Fixed Account at any time. Due to these limitations, if you want to transfer all of your value from the Fixed Account to one or more Sub-Accounts, it may take several years to do so.
Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent. We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm instructions are genuine. Any instructions, which we reasonably believe to be genuine, will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.
Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any Policy Year without charge. Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in Good Order before the close of regular trading on the NYSE (generally 4pm
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Eastern time on a business day) will normally be effective that day. There may be circumstances under which the NYSE may close before 4pm. In such circumstances transactions requested after such early closing will be processed using the accumulation unit value computed the following trading day.
Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Underlying Fund's investment advisor, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the Underlying Funds, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the Underlying Funds' own policies and procedures on market timing activities. We may also defer or reject an allocation or transfer request that is subject to a restriction that is imposed by the Underlying Fund at any time. If an Underlying Fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests.
Market Timing
Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with “market timing” transactions, can affect the Underlying Funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As an effort to protect our Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other Owners or shareholders.
In addition, the Underlying Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, Owners and other persons with interests under the Policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Underlying Funds. You should note that, these policies and procedures may result in an Underlying Fund deferring or permanently refusing to accept Premium Payments or transfers for the reasons described in “Transfers”, above. In such case, our rights and obligations will be as described in “Transfers”. Some of the Underlying Funds may also impose Redemption Fees on short-term trading (i.e., redemptions of Underlying Fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such Redemption Fees on behalf of the Underlying Funds. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
However, under the SEC rules, we are required to: (1) enter into written agreement with each Underlying Fund or its principal underwriter that obligates us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate excessive trading policies established by the Underlying Fund.
You should be aware that the purchase and redemption orders received by Underlying Funds generally are “omnibus” orders from intermediaries such as retirement plans or Separate Accounts to which Premium Payments and policy values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual Owners of variable insurance policies. The omnibus nature of these orders may limit the Underlying Funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the Underlying Funds (and thus our Owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies
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that may purchase the Underlying Funds. In addition, if an Underlying Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in disruptive trading activity, the Underlying Fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Owners within given periods of time. In addition, managers of the Underlying Funds might contact us if they believe or suspect that there is market timing. If requested by an Underlying Fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific Underlying Fund policies and procedures.
We may increase our monitoring of Owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple policies owned by the same Owner if that Owner has been identified as a market timer. For each Owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the Underlying Funds that may not have been captured by our Market Timing Procedures.
Once an Owner has been identified as a “market timer” under our Market Timing Procedures, we will notify the Owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the Policy Year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions from or on behalf of an Owner who has been identified as a market timer are inadvertently accepted, we will reverse the transaction within 1 - 2 business days of our discovery of such acceptance. We will impose this “original signature” restriction on that Owner even if we cannot identify, in the particular circumstances, any harmful effect from that Owner's particular transfers.
Owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Owners determined to be engaged in such transfer activity that may adversely affect other Owners or Underlying Fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your Underlying Fund shares and increased brokerage and administrative costs in the Underlying Funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Owners. An exception for any Owner will be made only in the event we are required to do so by a court of law. In addition, certain Underlying Funds available as investment options in your Policy may also be available as investment options for Owners of other, older life insurance policies issued by us.
Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from frequent, large, or short-term transfer activity among Sub-Accounts and the Fixed Accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Owners or as applicable to all Owners with policy values allocated to Sub-Accounts investing in particular Underlying Funds. We also reserve the right to implement and administer Redemption Fees imposed by one or more of the Underlying Funds in the future.
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Optional Sub-Account Allocation Programs
You may elect to participate in programs for Dollar Cost Averaging or Automatic Rebalancing as described on an allocation form provided by us. There is currently no charge for these programs. You may participate in only one program at any time.
Dollar Cost Averaging systematically transfers amounts from the money market Sub-Account or the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers from the Fixed Account can only be elected at the time your Policy is issued. Transfers from the money market Sub-Account may be elected at any time while your Policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar Cost Averaging will not assure a profit or protect against a declining market.
You may elect Dollar Cost Averaging on your application, or contact our Administrative Office for information.
Dollar Cost Averaging terminates automatically:
1)	if the value in the money market Sub-Account or the Fixed Account is insufficient to complete the next transfer;
2)	7 calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;
3)	after 12 or 24 months (as elected on your application); or
4)	if your Policy is surrendered or otherwise terminates.
From time to time, we may offer special interest rate programs for Dollar Cost Averaging. Please consult your registered representative to determine the current availability and terms of these programs. We reserve the right to modify, suspend or terminate a Dollar Cost Averaging program. Any changes will not affect Owners currently participating in the Dollar Cost Averaging program.
Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the allocation form provided by us, until changed by the Owner. If Automatic Rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic Rebalancing. Transfers among the Sub-Accounts and the Fixed Account as a result of Automatic Rebalancing do not count against the number of free transfers available.
Automatic Rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic Rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and Underlying Fund before electing to participate in Automatic Rebalancing.
You may select Automatic Rebalancing on a quarterly, semi-annual or annual basis. Automatic Rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.
Riders
We may offer you riders to your Policy from time to time. Riders may alter the benefits or charges in your Policy, rider availability and benefits may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict or enhance the terms of your Policy, or of other riders in force. Consult your financial and tax advisors before adding riders to, or deleting them from, your Policy.
Overloan Protection Rider.   If this rider is issued with your Policy, you meet the requirements as described in the rider (see below) and you choose to take advantage of the benefit it provides, your Policy will not lapse due to
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insufficient value. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.
We will automatically issue this rider with your Policy. The benefit is not available to you if the Policy is a Modified Endowment Contract.  While there is no charge for adding this rider to your Policy, if you choose to exercise this benefit, there is a one-time charge shown in the Policy Specifications. (See Policy Charges and Fees and Table II of this prospectus.)
In addition to the conditions mentioned above the following must be met at the time the benefit is exercised:
•	Policy Indebtedness is larger than the Specified Amount;
•	The Policy has been in force for a minimum number of Policy Years (“Minimum Policy Years in Force”) as shown in the Policy Specifications;
•	Any Insured identified in the Policy Specifications has attained the age shown as the “Minimum Attained Age” in the Policy Specifications;
•	A level Death Benefit must be in effect;
•	The Policy’s Accumulation Value less Indebtedness must be enough to cover the charge as shown in the Policy Specifications;
•	The ratio of Indebtedness to the Policy’s Accumulation Value must be between the Minimum and Maximum Value Threshold Percentages shown in the Policy Specifications (applies only to Policies with applications signed on or after May 9, 2016);
•	Both the guideline single premium and the guideline level premiums calculated under the Guideline Premium Test must be greater than zero (see the “Death Benefit Qualification Test” section of this prospectus) (applies only to Policies with applications signed on or after May 9, 2016);
•	The sum of three Monthly Deductions and the election charge must exceed the Surrender Value. (applies only to Policies with applications signed prior to May 9, 2016).
Once you exercise the benefit, the following changes will be made to your Policy:
1. We will no longer allow Premium Payments, Partial Surrenders, or changes to the Specified Amount;
2. All other riders, except the Supplemental Term Insurance Rider, if any, will be terminated;
3. No additional Monthly Deductions will be taken;
4. No additional loans will be allowed (only applicable for Policies with applications signed prior to May 9, 2016).
5. The Separate Account Value (also referred to the “Variable Account Value” in the rider), if any, will be transferred to the Fixed Account. (This transfer will not be subject to any limitations that may otherwise be in effect and will not be assessed a charge. Also, no further transfers will be allowed, and Automatic Rebalancing will end); and
6. The Policy will become paid-up insurance (i.e. no further payments will be required) and the death benefit will be determined as provided by the Policy but will be no less than the greater of the following, less Indebtedness:
(i) Indebtedness plus $10,000 (for Policies with applications signed on or after May 9, 2016) or Accumulation Value plus $10,000 (for Policies with applications signed prior to May 9, 2016); or
(ii) An amount determined by us equal to the amount required to qualify the Policy as life insurance under the Internal Revenue Code.
You should consult with a qualified tax advisor before exercising this rider, as there may be tax consequences. Also, we will provide you with notice the first time your Policy meets all the conditions and requirements noted above. We strongly recommend that you carefully monitor the performance of your Policy by annually reviewing a projection of the Policy’s benefits and values (an “illustration”) in order to improve your opportunity of meeting the requirements and conditions of the rider.
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Supplemental Term Insurance Rider.  If desired, you must select this rider when you initially apply for insurance. The rider provides annually renewable non-convertible term insurance , which terminates when the younger Insured reaches, or would have reached, age 121. Upon death of the second Insured, we will pay the Term Insurance Benefit Amount, in addition to Death Benefit Proceeds of the death benefit option in effect on your Policy.
There is a monthly cost for this rider, similar to the cost of insurance of the base Policy’s duration. This rate is determined by the Company, is based on the Policy’s duration, the age, underwriting category and gender of each Insured, and is applied against the Term Insurance Benefit Amount shown on the Policy Specifications page. For the first 120 Policy Months from Issue Date or increase in term Specified Amount, there is a monthly expense charge per $1,000 of term coverage.
This rider will limit the maximum period during which your Policy is guaranteed not to lapse under the No-Lapse Provision. If you have chosen the age 100 No-Lapse Provision, the maximum period will now be the first 20 Policy Years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years. All other provisions set forth in the age 100, 20 year and 10 year No-Lapse Provisions will still apply.
This rider terminates on the earliest of:
1)	the date you request termination of the rider;
2)	when your Policy lapses;
3)	when your Policy is fully surrendered;
4)	when the younger Insured reaches, or would have reached, age 121; or
5)	the second death.
If your Policy is reinstated, this rider will likewise be reinstated. However, sufficient Premium must be paid to cover the Monthly Deduction including monthly rider costs.
Continuation of Coverage
If at least one of the Insureds is still living when the younger Insured attains, or would have attained, age 121, and the Policy has not been surrendered, the Policy will remain in force until policy surrender or death of the second Insured. However, there are certain changes that will take place:
1)	we will no longer accept Premium Payments;
2)	we will make no further deductions;
3)	policy values held in the Separate Account will be transferred to the Fixed Account;
4)	we will continue to credit interest to the Fixed Account; and
5)	we will no longer transfer amounts to the Sub-Accounts.
Loan interest will continue to accrue on any outstanding loans. Provisions may vary in certain states.
Termination of Coverage
All policy coverage terminates on the earliest of:
1)	Full Surrender of the Policy;
2)	death of the second Insured; or
3)	failure to pay the necessary amount of Premium to keep your Policy in force.
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State Regulation
The state in which your Policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your Policy. You should refer to your Policy for these state specific features.
PREMIUMS
You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. After the initial Premium Payment is made there is no minimum Premium required, except to maintain the No-Lapse Provision or to keep the Policy in force. Premium Payments may be required from time to time in order to insure that the Net Accumulation Value of the Policy is sufficient to pay the Monthly Deductions. Otherwise, the Policy will lapse. (See the “Lapse and Reinstatement” section of this prospectus.) Premiums may be paid any time before the younger Insured attains, or would have attained, age 121, subject to our right to limit the amount or frequency of additional Premium Payments. (See the “Planned Premiums; Additional Premiums” section of this prospectus.)
The initial Premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two Monthly Deductions.
Allocation of Net Premium Payments
Your Net Premium Payment is the portion of a Premium Payment remaining, after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts and the Fixed Account.
You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on form provided by us for that purpose. Net Premium Payments will be allocated on the same basis as the initial Net Premium Payment unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time.
The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your Policy as of the end of the “Valuation Period” in which it is received in Good Order at our Administrative Office. Premium Payments received from you or your broker-dealer in Good Order at our Administrative Office prior to the close of the NYSE (normally 4:00 p.m., Eastern time on a business day), will be processed using the accumulation unit value computed on that Valuation Date. Premium Payments received in Good Order after market close will be processed using the accumulation unit value computed on the next Valuation Date. Premium Payments submitted to your registered representative will generally not be processed by us until they are received from your representative’s broker-dealer. Premium Payments placed with your broker-dealer after market close will be processed using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., Eastern time). In such instances, Premium Payments received after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
The Valuation Period is the time between Valuation Days. A Valuation Day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.
Planned Premiums; Additional Premiums
Planned Premiums are the amount of periodic Premium (as shown in the Policy Specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice. We reserve the right to stop sending Premium reminder notices if no Premium Payment has been made within 2 Policy Years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic Premium Payments at any time.
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In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.
Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, Policy Lapse) will be applied as Premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.
You may increase Planned Premiums, or pay additional Premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments. You may decrease Planned Premiums. However, doing so will impact your policy values and may impact how long your Policy remains in force.
We may require evidence of insurability if any payment of additional Premium (including Planned Premium) would increase the difference between the death benefit and the Accumulation Value. If we are unwilling to accept the risk, your increase in Premium will be refunded without interest.
We may decline any additional Premium (including Planned Premium) or a portion of a Premium that would cause total Premium Payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your Policy exceeds the limit is referred to as the Guideline Premium Test. The excess amount of Premium will be returned to you. We may accept alternate instructions from you to prevent your Policy from becoming a MEC. Refer to the section headed “Tax Issues” for more information.
Policy Values
Policy value in your variable life insurance policy is also called the Accumulation Value.
The Accumulation Value equals the sum of the Fixed Account Value, Separate Account Value, and Loan Account Value. At any point in time, the Accumulation Value reflects:
1)	Net Premium Payments made;
2)	the amount of any Partial Surrenders;
3)	any increases or decreases as a result of market performance of the Sub-Accounts;
4)	interest credited to the Fixed Account or the Loan Account; and
5)	all charges and fees deducted.
The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of Variable Accumulation Units credited or debited to that Sub-Account with respect to this Policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.
The “Variable Accumulation Unit” is a unit of measure used in the calculation of the value of each Sub-Account. It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit Value for a Sub-Account for a Valuation Period is determined as follows:
1)	the total value of Underlying Fund shares held in the Sub-Account is calculated by multiplying the number of Underlying Fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the Underlying Fund at the end of the Valuation Period, and adding any dividend or other distribution of the Underlying Fund made during the Valuation Period; minus
2)	the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and
3)	the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.
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In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily Mortality and Expense Risk Charge multiplied by the number of calendar days in the Valuation Period.
The Fixed Account Value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders. Fixed Account principal is not subject to market fluctuation and interest is credited daily at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3%) or a higher rate determined by the Company.
The Loan Account Value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company’s General Account. We do not guarantee the Loan Account Value. Interest is credited based on the Loan Account Value at an effective annual rate of 3% in all years and is allocated to the Policy in accordance with your allocation instructions on file with us at the time the interest is credited.
The Net Accumulation Value is the Accumulation Value less the Loan Account Value. It represents the net value of your Policy and is the basis for calculating the Surrender Value.
Annual Statement
We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your Policy, current accumulation unit values, Sub-Account values, the Fixed Account Value and the Loan Account Value. We strongly suggest that you review your statements to determine whether additional Premium Payments may be necessary to avoid lapse of your Policy.
DEATH BENEFITS
The Death Benefit Proceeds is the amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. may impact the amount payable as Death Benefit Proceeds in your Policy. Refer to the “Riders” section of this prospectus for more information.
Death Benefit Options
Three different death benefit options are available. Regardless of which death benefit option you choose, the Death Benefit Proceeds payable will be the greater of:
1)	the amount determined by the death benefit option in effect on the date of the death of the second Insured, less any Indebtedness; or
2)	a percentage of the Accumulation Value equal to that required by the Internal Revenue Code to maintain the Policy as a life insurance policy. A schedule of these percentages is in your Policy. (Please note that the investment performance of the Sub-Accounts you have chosen will impact the Accumulation Value and therefore may affect the amount of Death Benefit Proceeds payable.)
The following table provides more information about the death benefit options.
Option	Death Benefit Proceeds Equal to the	Variability
1	Specified Amount (a minimum of $250,000)	None; level death benefit
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Option	Death Benefit Proceeds Equal to the	Variability
2	Sum of the Specified Amount plus the Net Accumulation Value as of the date of the second Insured’s death.	May increase or decrease over time, depending on the amount of Premium paid and the investment performance of the underlying Sub-Accounts or the Fixed Account.
3	Sum of the Specified Amount plus the accumulated Premiums (all Premiums paid minus the cumulative policy factor, if that factor is elected) up to the limit shown in the Policy Specifications, as of the date of the second Insured’s death. Any Premium paid that will cause the Death Benefit Proceeds to exceed this limit will be applied to the Policy, but will not increase the death benefit. The cumulative policy factor, normally used in business situations, is calculated as:
a) the applicable monthly rate then used by the Internal Revenue Service (IRS); or
b) an alternative monthly rate permitted by the IRS; times
	c) the Specified Amount divided by 1000.	Will generally increase, depending on the amount of Premium paid.
If for any reason the Owner does not elect a particular death benefit option, Option 1 will apply until changed by the Owner.
Changes to the Initial Specified Amount and Death Benefit Options
Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the Specified Amount. Any increase in Specified Amount may increase the Net Amount at Risk and the Cost of Insurance Charge. (See the “Cost of Insurance Charge” section of this prospectus.) The minimum Specified Amount is currently $250,000.
A Partial Surrender may reduce the Specified Amount. If the Specified Amount is reduced as a result of a Partial Surrender, the death benefit may also be reduced. (See section headed “Policy Surrenders - Partial Surrender” for details as to the impact a Partial Surrender may have on the Specified Amount.)
The death benefit option may be changed by the Owner, subject to our consent, as long as the Policy is in force.
You must submit all requests for changes among death benefit options and changes in the Specified Amount in writing to our Administrative Office. The minimum increase in Specified Amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.
Option change	Impact
1 to 2	The Specified Amount will be reduced by the Accumulation Value as of the effective date of change.
2 to 1	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
1 to 3	The Specified Amount will not change.
3 to 1	The Specified Amount will be increased by accumulated Premiums (less the cumulative policy factor if that factor is elected) as of the effective date of change.
2 to 3	The Specified Amount will be increased by the Accumulation Value as of the effective date of change.
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Option change	Impact
3 to 2	• If the Accumulation Value is greater than the accumulated Premium (less cumulative policy factor if that factor elected), the Specified Amount will be reduced by the Accumulation Value less accumulated Premium (plus cumulative policy factor if that factor is elected) as of the effective date of change.
• If the Accumulation Value is less than the accumulated Premium (less the cumulative policy factor if elected), the Specified Amount will be increased by the accumulated Premium (less the cumulative policy factor if that factor is elected), less the Accumulation Value as of the effective date of change.
If you increase the Specified amount, there will be additional Surrender Charges in the event you request a surrender of the Policy. A Surrender Charge may apply to a decrease in Specified Amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a Surrender Charge to be applied. A schedule of Surrender Charges is included in each Policy.
Any Reduction in Specified Amount will be made against the Initial Specified Amount and any later increase in the Specified Amount on a last in, first out basis. Any increase in the Specified Amount will increase the amount of the Surrender Charge applicable to your Policy. Changes in Specified Amount do not affect the Premium Load as a percentage of Premium.
We may decline any request for change of the death benefit option or Reduction in Specified Amount if, after the change, the Specified Amount would be less than the minimum Specified Amount or would reduce the Specified Amount below the level required to maintain the Policy as life insurance for purposes of federal income tax law according to the Guideline Premium Test.
The Guideline Premium Test provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, we may increase the Policy’s death benefit above the Specified Amount in order to satisfy the Guideline Premium Test. If the increase in the Policy’s death benefit causes an increase in the Net Amount at Risk, charges for the cost of insurance will increase as well.
Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.
Death Benefit Proceeds
Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of both Insureds. This notification must include a certified copy of an official death certificate for each Insured, a certified copy of a decree of a court of competent jurisdiction as to the finding of death for each Insured, or any other proof satisfactory to us.
After receipt at our Administrative Office of proof of death of both Insureds, the Death Benefit Proceeds will ordinarily be paid within seven days. Payment of the Death Benefit Proceeds may be delayed if your Policy is contested or if Separate Account Values cannot be determined. You may choose from the following payment methods: 1) a lump sum; 2) a settlement option; or 3) a SecureLine® interest-bearing checking account if the proceeds are $50,000 or greater. The default payment method is a lump sum in one single check.
If you elect SecureLine®, an interest-bearing account is established from the proceeds payable on a policy administered by us. The recipient is the Owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written
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cannot exceed the account balance. The SecureLine® account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in the recipient’s SecureLine® account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient’s account on the last day of each month. The interest rate will be updated monthly. The minimum interest rate is 1% and we may increase the rate from time to time. The interest rate credited to the recipient’s SecureLine® account may be more or less than the rate earned on funds held in Lincoln’s General Account.
There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.
Every state has unclaimed property laws which generally declare property, including monies owed (such as death benefits) to be abandoned if unclaimed or uncashed after a period of three to five years from the date the property is intended to be delivered or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered and, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you contact us and update your Beneficiary designations, including addresses, if and as they change.
POLICY SURRENDERS
You may surrender your Policy at any time by sending us your Policy along with a written request for surrender. If you surrender your Policy, all coverage will automatically terminate and may not be reinstated. Consult your tax advisor to understand tax consequences of any surrender you are considering.
The Surrender Value of your Policy is the amount you can receive by surrendering the Policy. The Surrender Value is the Net Accumulation Value (which is the Policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the “Surrender Value”).
If we receive a surrender or Partial Surrender request in Good Order at our Administrative Office before the close of the NYSE (normally 4 p.m., Eastern time on a business day), we will process the request using the accumulation unit value computed on that Valuation Date. If we receive a surrender or Partial Surrender request in our Administrative Office after market close, we will process the request using the accumulation unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4 p.m., Eastern time). In such circumstances, surrenders or Partial Surrenders requested after such early market close will be processed using the accumulation unit value computed on the next Valuation Date.
Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.
As of January 17, 2012, we no longer offer SecureLine® for surrenders. SecureLine® is an interest bearing account established from the proceeds payable on a policy or contract administered by us. We will, however, continue to offer SecureLine® for Death Benefit Proceeds. Please see “Death Benefit Proceeds” section in this prospectus for more information about SecureLine®.
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Partial Surrender
You may make a Partial Surrender, withdrawing a portion of your policy values. You must request a Partial Surrender in writing. The amount of any Partial Surrender may not exceed 90% of the Policy’s Surrender Value as of the date of your request for a Partial Surrender. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below.
Partial Surrenders may reduce the Accumulation Value and the Specified Amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.
Death Benefit Option in Effect	Impact of Partial Surrender
1	Will reduce the Accumulation Value and the Specified Amount.
2	Will reduce the Accumulation Value, but not the Specified Amount.
3	Will reduce the accumulated Premiums, and the Specified Amount to the extent that the amount of the Partial Surrender exceeds the accumulated Premiums.
Partial Surrender proceeds will generally be paid within seven days of our receipt of your request.
We may at our discretion decline any request for a Partial Surrender.
POLICY LOANS
You may borrow against the Surrender Value of your Policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your Policy assigned to us free of any other assignments. Outstanding Policy Loans and accrued interest reduce the Policy’s death benefit and Accumulation Value.
The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which Indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the Policy’s death benefit and Accumulation Value whether or not they are repaid. Interest on Policy Loans accrues at an effective annual rate of 4% in years 1-10 and 3% thereafter, and is payable once a year in arrears on each Policy Anniversary, or earlier upon Full Surrender or other payment of proceeds of your Policy. Policy values in the Loan Account are part of the Company's General Account.
The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account Value. Lincoln Life credits interest to the Loan Account Value at a rate of 3% in all years, so the net cost of your Policy Loan is 1% in years 1-10 and 0% thereafter. Such interest credited is transferred to the Policy in accordance with your Net Premium Payment allocation instructions on file with us at the time the interest is credited.
Your outstanding loan balance may be repaid at any time as long as at least one of the Insureds is living. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise.
If at any time the total Indebtedness against your Policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the Policy will terminate subject to the conditions in
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the Grace Period provision, unless the No-Lapse Provision is in effect. If your Policy lapses while a loan is outstanding, the borrowed amount may be taxable to you to the extent your Policy’s value exceeds your basis in the Policy.
Please note that there may be adverse tax consequences in the event that your Policy lapses with an outstanding loan balance.
LAPSE AND REINSTATEMENT
If at any time the Net Accumulation Value is insufficient to pay the Monthly Deduction, unless the No-Lapse Provision is in effect, all policy coverage will terminate. This is referred to as “Policy Lapse”. The Net Accumulation Value may be insufficient:
1)	because it has been exhausted by earlier deductions;
2)	as a result of poor investment performance;
3)	due to Partial Surrenders;
4)	due to Indebtedness for Policy Loans; or
5)	because of a combination of any of these factors.
If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your Policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
If the amount stated in the notice is not paid to us within the Grace Period, then the Policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the second Insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the Policy.
No-Lapse Provision
Your Policy includes a No-Lapse Provision. This means that your Policy will not lapse as long as you have paid the required No-Lapse Premium. The No-Lapse Premium is the cumulative Premium required to maintain the No-Lapse Provision, preventing your Policy from lapse, and is shown in the Policy Specifications.
There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse Provision, and a policy that does not. This is true whether or not the No-Lapse Provision is active and keeping the Policy from lapsing.
Availability of the No-Lapse Provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.
There are three levels of No-Lapse Protection:
1)	a guarantee until the younger Insured reaches, or would have reached, age 100 (must be selected at time of Policy application);
2)	a guarantee for the first 20 Policy Years; and
3)	a guarantee for the first 10 Policy Years.

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Level	Lapse Protection	Provision will terminate upon the earliest of
Age 100	If elected, a payment of the age 100 No-Lapse Premium is due as of the Date of Issue and each Monthly Anniversary Day to guarantee the Policy will not lapse before the younger Insured reaches, or would have reached, age 100. All, or a portion of, the remaining monthly Premiums can be paid in advance at any time.

As long as the sum of all Premium Payments (less any Indebtedness and Partial Surrenders) is at least equal to the sum of the age 100 No-Lapse Premiums since the Date of Issue, the Policy will not lapse until the younger Insured reaches, or would have reached, age 100, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions.	1) the age 100 Premium requirement is not met,
2) there is a change in the death benefit option, or
3) the younger Insured reaches, or would have reached, age 100.
A period of at least 61 days will be granted for the age 100 No-Lapse Premium if on any Monthly Anniversary Day it is determined that the age 100 No-Lapse Premium has not been met. At least 31 days before the end of that period, we will notify you of the amount of Premium necessary to maintain the age 100 No-Lapse Provision.

Once the age 100 No-Lapse Provision is terminated, it cannot be reinstated. However, you may still qualify for either the 20 year or 10 year No-Lapse Provision.
First 20 Policy Years	During the first 20 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 20 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 21st Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 20 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 20 year No-Lapse Premium beyond the termination of the 20 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.

However, you may still qualify for the 10 year No-Lapse Provision.
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Level	Lapse Protection	Provision will terminate upon the earliest of
First 10 Policy Years	During the first 10 years the Policy will not lapse, even if the Net Accumulation Value is insufficient to meet the Monthly Deductions, as long as the sum of:

• all Premium Payments (less any Partial Surrenders) accumulated at 4% interest

• minus any Indebtedness

is at least equal to the sum of the 10 year No-Lapse Premiums due since Date of Issue (shown in the Policy Specifications), accumulated at 4% interest.	1) a change in the death benefit option,
2) the younger Insured reaches, or would have reached, age 100, or
3) the beginning of the 11th Policy Year.

Failure to meet the No-Lapse Premium requirement during the first 10 years does not terminate the No-Lapse Provision. Any Premium shortfall can be made up while the Policy is in force or during the Policy’s Grace Period.

Continuing to pay the 10 year No-Lapse Premium beyond the termination of the 10 year No-Lapse Provision does not guarantee that the Policy will not lapse. Payments must be sufficient to cover your Monthly Deductions.
If you fail to satisfy the requirements for the age 100, 20 year and 10 year No-Lapse Provisions, and you have paid insufficient Premium to cover your Monthly Deductions, the Policy, after notice, and expiration of the Policy’s Grace Period, will lapse.
Your levels of No-Lapse Premiums are shown on the Policy Specifications pages. To determine if you are meeting the cumulative Premium Payment required to retain the No-Lapse Protection, review your most recent quarterly statement or contact our Administrative Office.
If the No-Lapse Provision terminates, the Premiums you must pay to keep the Policy in force may be significantly higher than the No-Lapse Premium would have been. If you pay only the minimum Premium needed to keep the No-Lapse Provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.
If you have selected the Supplemental Term Insurance Rider, as described in the Riders section of this prospectus, it will shorten the maximum time for you to keep your No-Lapse protection. If you have chosen the Age 100 No-Lapse Provision, the maximum period will now be the first 20 years or the date the younger Insured reaches, or would have reached, age 100. For the 10 year and 20 year No-Lapse Provisions, the maximum period will now be the first 5 Policy Years.
Your Policy may also include the Overloan Protection Rider. If this rider is issued with your Policy, you meet the requirements as described in this rider and have elected this benefit, your Policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges.
Reinstatement of a Lapsed Policy
If the No-Lapse Provision is not in effect, and your Policy has lapsed, you may reinstate your Policy within five years of the Policy Lapse date, if both Insureds are living, provided:
1)	it has not been surrendered;
2)	there is an application for reinstatement in writing;
3)	satisfactory evidence of insurability of both Insureds is furnished to us and we agree to accept the risk for both Insureds;
4)	we receive a payment sufficient to keep your Policy in force for at least two months; and
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5)	any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.
The reinstated Policy will be effective as of the Monthly Anniversary Day after the date on which we approve your application for reinstatement. Surrender Charges will be based on the duration from the original Policy Date as though the Policy never lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due. If a Policy Loan is being reinstated, the Policy's Accumulation Value at reinstatement will be the Accumulation Value on the date the Policy lapsed plus the Net Premium Payment made less all Monthly Deductions due.
TAX ISSUES
The federal income tax treatment of your Policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your Policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation-skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the Policy. You should always consult a tax advisor about the application of tax rules to your individual situation.
Taxation of Life Insurance Contracts in General
Tax Status of the Policy.  Section 7702 of the Internal Revenue Code of 1986 as amended (“Code”) establishes a statutory definition of life insurance for federal tax purposes. We believe that the Policy will meet the statutory definition of life insurance under the Guideline Premium Test, which limits Premiums paid depending upon the Insureds' ages, gender, and risk classification, provides for a maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the Beneficiary’s gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the death of the second Insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are “adequately diversified” in accordance with U.S. Treasury Department (“Treasury”) regulations, and (2) we, rather than you, are considered the Owner of the assets of the Separate Account for federal income tax purposes.
The Code also recognizes a Cash Value Accumulation Test, which does not limit Premiums paid, but requires the Policy to provide a minimum death benefit in relation to the policy value, depending on the Insureds' ages, gender, and risk classification. We do not apply this test to the Policy.
Investments in the Separate Account Must be Diversified.  For your Policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the Premium Payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the Treasury regulations so that the Separate Account will be considered “adequately diversified.”
Restriction on Investment Options.  Federal income tax law limits your right to choose particular investments for the Policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the Owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing Policies. We reserve the right to modify the Policy without your consent to try to prevent the tax law from considering you as the Owner of the assets of the Separate Account.
No Guarantees Regarding Tax Treatment.  We make no guarantee regarding the tax treatment of any life insurance policy or of any transaction involving a life insurance policy. However, the remainder of this discussion assumes
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that your Policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your Policy.
Tax Treatment of Life Insurance Death Benefit Proceeds.  In general, the amount of the death benefit payable from a life insurance policy because of the death of the second Insured is excludable from gross income. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit, which will be excludable from the Beneficiary’s income, and amounts attributable to interest (accruing after the Insured’s death) which will be includible in the Beneficiary’s income.
Tax Deferral During Accumulation Period.  Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the Policy prior to the second Insured’s death. If there is a total withdrawal from the Policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the “investment in the contract.” (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the Owner.) The “investment in the contract” generally is the aggregate amount of Premium Payments and other consideration paid for the Policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether Partial Surrenders (or other amounts deemed to be distributed) from the Policy constitute income to you depends, in part, upon whether the Policy is considered a MEC for federal income tax purposes.
Policies That Are MECs
Characterization of a Policy as a Modified Endowment Contract (“MEC”).  A MEC is a life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. Your Policy will be classified as a MEC if Premiums are paid more rapidly than allowed by the “7-Pay Test,” a test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code. Your Policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if your Policy initially is not a MEC, it may in certain circumstances become a MEC. The circumstances under which your Policy may become a MEC include a material change to your Policy (within the meaning of tax law), a Policy Lapse and reinstatement more than 90 days following the lapse, or a withdrawal or a reduction in the death benefit during the first seven Policy Years.
Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.  If your Policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in your Policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) of any portion of your policy value, and any monthly charge for additional benefits that are not qualified additional benefits, as a withdrawal of such amount or portion. The investment in your Policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.
Additional Taxes Payable on Withdrawals.  A 10% additional tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the additional tax exceptions apply to a taxpayer who is not an individual.
Special Rules if You Own More than One MEC.  In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one
43

contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% additional tax described above.
Policies That Are Not MECs
Tax Treatment of Withdrawals.  If your Policy is not a MEC, the amount of any withdrawal from the Policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the Policy. Thus, a withdrawal from your Policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the Policy immediately before the withdrawal.
Certain Distributions Required by the Tax Law in the First 15 Policy Years.  Section 7702 places limitations on the amount of Premium Payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.
Tax Treatment of Loans.  If your Policy is not a MEC, a loan you receive under the Policy is generally treated as your Indebtedness. As a result, no part of any loan constitutes income to you so long as the Policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If your Policy lapses (or if all policy value is withdrawn or exchanged to a new policy in a tax-free policy exchange) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income. Before purchasing a Policy that includes the Overloan Protection Rider, you should note that if you elect to exercise the Overloan Protection Rider at any time during your Policy's life, such exercise could be deemed to result in a taxable distribution of the outstanding loan balance. You should consult a tax advisor prior to exercising the Overloan Protection Rider to determine the tax consequences of such exercise.
Last Survivor Contract
Although we believe that the Policy, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. As a result, we may need to return a portion of your Premium (with earnings) and impose higher Cost of Insurance Charges in the future.
Due to the coverage of more than one Insured under the Policy, there are special considerations in applying the 7-Pay Test. For example, a reduction in the death benefit at any time, such as may occur upon a Partial Surrender, may cause the Policy to be a MEC. Also and more generally, the manner of applying the 7-Pay Test is somewhat uncertain in the case of policies covering more than one Insured.
Other Considerations
Insured Lives Past Age 121.  If the younger Insured survives beyond the end of the mortality table, which is used to measure charges for the Policy and which ends at age 121, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the Specified Amount level death benefit. Thus, the policy value may equal the Death Benefit Proceeds. In such a case, we believe your Policy will continue to qualify as life
44

insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the Accumulation Value in the year the younger Insured attains age 121.
Compliance with the Tax Law.  We believe that the maximum amount of Premium Payments we have determined for the Policies will comply with the federal tax definition of life insurance. We will monitor the amount of Premium Payments.
If at any time you pay a Premium that would exceed the amount allowable to permit the Policy to continue to qualify as life insurance, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or, if the excess Premium exceeds $250, offer you the alternative of instructing us to hold the excess Premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.
The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a Premium that would cause your Policy to become a MEC and you do not consent to MEC status for your Policy, we will either refund the excess Premium to you within 60 days of the end of the Policy Year or offer you the opportunity to apply for an increase in Death Benefit. If the excess Premium exceeds $250, we will offer you the additional alternative of instructing us to hold the excess in a premium deposit fund and apply it to the Policy on the next, succeeding Policy Anniversary when the Premium no longer causes your Policy to become a MEC in accordance with your Premium allocation instructions on file at the time the Premium is applied.
Any interest and other earnings on funds in a premium deposit fund will be includible in income subject to tax as required by law.
Disallowance of Interest Deductions.  Interest on Policy Loan Indebtedness is not deductible.
If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the Beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the Policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the Policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% Owner of the entity and the Owner’s spouse at the time first covered by the Policy.
Employer-Owned Contracts. In the case of an “employer-owned life insurance contract” as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the Insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an Insured who is “highly compensated” within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisors for guidance as to their application.
Federal Income Tax Withholding.  We will withhold and remit to the IRS a part of the taxable portion of each distribution made under your Policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.
Unearned Income Medicare Contribution. Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income,” or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable
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threshold. Unearned income includes the taxable portion of any annuitized distributions that you take from your Policy, but does not apply to any lump sum distribution, Full Surrender, or other non-annuitized distribution. The tax is effective for tax years beginning after December 31, 2012. Please consult your tax advisor to determine whether any distributions you take from your Policy are subject to this tax.
Changes in the Policy or Changes in the Law.  Changing the Owner, exchanging your Policy, and other changes under your Policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Reportable Policy Sales. Section 6050Y, added to the Code on December 22, 2017, imposes information reporting requirements on the acquirer and issuer in the case of the acquisition, or notice of the acquisition, of an existing life insurance contract in a reportable policy sale. In addition, there is a new reporting requirement on each person who makes a payment of reportable death benefits. A reportable policy sale means the acquisition of an interest in a life insurance contract, directly or indirectly, where the acquirer has no substantial family, business, or financial relationship with the insured apart from the acquirer’s interest in such life insurance contract. A reportable death benefit means the amount paid by reason of the death of the insured under a life insurance contract that has been transferred in a reportable policy sale.
The IRS and Treasury issued Final Regulations under section 6050Y in 2019. Under the Regulations, compliance with 6050Y is required for any reportable policy sale that occurred after December 31, 2018, and any reportable death benefits paid after December 31, 2018.
Fair Market Value of Your Policy
It is sometimes necessary for tax and other reasons to determine the “value” of your Policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the Owner, should consult with your advisors for guidance as to the appropriate methodology for determining the fair market value of your Policy.
Tax Status of Lincoln Life
Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the Owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.
RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Premium Payment and/or freeze an Owner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, Beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the Owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about an Owner's account to government regulators.
Also, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC determines if an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or is not reasonably practicable to
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determine the value of the Variable Account's net assets (d) if, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we may delay payment of any transfer, Partial Surrender, Full Surrender, or death benefit from a money market Sub-Account until the fund is liquidated, or (e) during any other period when the SEC, by order, so permits for the protection of the Owner.
LEGAL PROCEEDINGS
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened regulatory or legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company are located in the SAI.
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CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
Additional information about Lincoln Life, the Separate Account and your Policy may be found in the Statement of Additional Information (SAI).
Contents of the SAI
GENERAL INFORMATION
Lincoln Life
Capital Markets
Registration Statement
Changes of Investment Policy
Principal Underwriter
Disaster Plan
Advertising & Ratings
Unclaimed Property
SERVICES
Independent Registered Public Accounting Firm
Accounting Services
Checkbook Service for Disbursements

POLICY INFORMATION
Assignment
Change of Ownership
Beneficiary
Right to Convert Contract
Change of Plan
Settlement Options
Deferral of Payments
Incontestability
Misstatement of Age or Gender
Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
Separate Account
Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your Policy to this same address and telephone number.
You may request personalized illustrations of death benefits and policy values from your registered representative without charge.
You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission’s Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC’s Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.
This prospectus, the Underlying Funds' prospectuses, and the SAI are also available on our internet site, www.LincolnFinancial.com
Lincoln Life Flexible Premium Variable Life Account R
1933 Act Registration No. 333-115882
1940 Act Registration No. 811-08579
End of Prospectus
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GLOSSARY OF TERMS
The following terms may appear in your prospectus and are defined below:
7-Pay Test—A test that compares actual paid Premium in the first seven years against a pre-determined Premium amount as defined in 7702A of the Code.
1933 Act—The Securities Act of 1933, as amended.
1940 Act—The Investment Company Act of 1940, as amended.
Accumulation Value (Total Account Value)—An amount equal to the sum of the Fixed Account Value, the Separate Account Value, and the Loan Account Value.
Administrative Fee—The fee which compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including Premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.
Attained Age—An Insured’s Issue Age (shown in the Policy Specifications) plus the number of completed Policy Years.
Beneficiary—The person designated to receive the Death Benefit Proceeds.
Cash Value Accumulation Test—A provision of the Code that requires that the death benefit be sufficient to prevent the Accumulation Value from ever exceeding the net single Premium required to fund the future benefits under the Policy.
Code—Internal Revenue Code of 1986, as amended.
Cost of Insurance Charge—This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined by multiplying the Policy's Net Amount at Risk by the Cost of Insurance Rate.
Death Benefit Proceeds—The amount payable to the Beneficiary upon the death of the second Insured, based upon the death benefit option in effect. Loans, loan interest, Partial Surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders may impact the amount payable as Death Benefit Proceeds in your Policy.
Fixed Account—An allocation option under the Policy, which is a part of our General Account, to which we credit a guaranteed minimum interest rate.
Fixed Account Value—An amount equal to the value of amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or Partial Surrenders.
Full Surrender—The withdrawal of all policy values.
Good Order—The actual receipt of the requested transaction in writing (or other form subject to our consent) along with all information and supporting legal documentation necessary to effect the transaction.
Grace Period—The period during which you may make Premium Payments (or repay Indebtedness) to prevent Policy Lapse. That period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Policy enters the Grace Period.
Guideline Premium Test—A provision of the Code under which the maximum amount of Premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value is determined.
Indebtedness—The sum of all outstanding loans and accrued interest.
Insured—The person on whose life the Policy is issued.
Lapse Notice—Written notice to you (or any assignee of record) that your Policy will terminate unless we receive payment of Premiums (or payment of Indebtedness on Policy Loans). The notice will state the amount of Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your Policy.
Loan Account (Loan Collateral Account)—The account in which policy Indebtedness accrues once it is transferred out of the Sub-Accounts and/or the Fixed Account. The Loan Account is part of our General Account.
Loan Account Value—An amount equal to any outstanding Policy Loans, including any interest

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charged on the loans. This amount is held in the Company's General Account.
Market Timing Procedures—Policies and procedures from time to time adopted by us as an effort to protect our Owners and the funds from potentially harmful trading activity.
Modified Endowment Contract (MEC)—A life insurance policy that meets the requirements of Section 7702 and fails the “7-Pay Test” of 7702A of the Code. If the policy is a MEC, withdrawals from your Policy will be treated first as withdrawals of income and then as a recovery of Premium Payments.
Monthly Anniversary Day—The Date of Issue and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. The Monthly Deductions are made on the Monthly Anniversary Day.
Monthly Deduction—The amount of the monthly charges for the Cost of Insurance Charge, the Administrative Fee, and charges for riders to your Policy.
Net Accumulation Value—An amount equal to the Accumulation Value less the Loan Account Value.
Net Amount at Risk—The death benefit minus the greater of zero or the Accumulation Value. The Net Amount at Risk may vary with investment performance, Premium Payment patterns, and charges.
Net Premium Payment—An amount equal to the Premium Payment, minus the Premium Load.
Owner—The person or entity designated as Owner in the Policy Specifications unless a new Owner is thereafter named, and we receive written notification of such change.
Partial Surrender—A withdrawal of a portion of your policy values.
Planned Premium—The amount of periodic Premium (as shown in the Policy Specifications) you have chosen to pay the Company on a scheduled basis. This is the amount for which we send a Premium reminder notice.
Policy Anniversary—The same date (month and day) each Policy Year equal to the Date of Issue, or the next Valuation Day if the Policy Anniversary is not a Valuation Day or is nonexistent for the year.
Policy Date—The date (shown on the Policy Specification pages) on which life insurance begins if the necessary Premium has been paid.
Policy Loan—The amount you have borrowed against the Surrender Value of your Policy.
Policy Loan Interest—The charge made by the Company to cover the cost of your borrowing against your Policy.
Policy Lapse—The day on which coverage under the Policy ends as described in the Grace Period.
Policy Month— The period from one Monthly Anniversary Day up to, but not including, the next Monthly Anniversary Day.
Policy Specifications— The pages of the Policy which show your benefits, Premium, costs, and other policy information.
Policy Year—Twelve month period(s) beginning on the Date of Issue and extending up to but not including the next Policy Anniversary.
Premium (Premium Payment)—The amount paid to us for a life insurance policy.
Premium Load—A deduction from each Premium Payment which covers certain policy-related state and federal tax liabilities as well as a portion of the sales expenses incurred by the Company.
Reduction in Specified Amount—A decrease in the Specified Amount of your Policy.
Right to Examine Period—The period during which the Policy may be returned to us for cancellation.
SAI—Statement of Additional Information.
SEC—The Securities and Exchange Commission.
Separate Account Value (Variable Accumulation Value)—An amount equal to the values in the Sub-Accounts.
Specified Amount (Initial Specified Amount)—The amount chosen by you which is used to determine the amount of death benefit and the amount of rider benefits, if any. The Specified Amount chosen at the time of issue is the “Initial Specified Amount”. The Specified Amount may be increased or decreased after issue if allowed by and described in the Policy.
Sub-Account(s)—Divisions of the Separate Account created by the Company to which you may allocate
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your Net Premium Payments and among which you may transfer Separate Account Values.
Surrender Charge—The charge we may make if you request a Full Surrender of your Policy or request a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each Policy.
Surrender Value—An amount equal to the Net Accumulation Value less any applicable Surrender Charge, less any accrued loan interest not yet charged.
Underlying Fund—The mutual fund the shares of which are purchased for all amounts you allocate or transfer to a Sub-Account.
Valuation Day—Each day on which the New York Stock Exchange is open and trading is unrestricted.
Valuation Period—The time between Valuation Days.
Variable Accumulation Unit—A unit of measure used in the calculation of the value of each Sub-Account.
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SAI 2

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Dated May 1, 2020
Relating to Prospectus Dated May 1, 2020 for
Lincoln PreservationEdge® SVUL product
Lincoln Life Flexible Premium Variable Life Account R, Registrant
The Lincoln National Life Insurance Company, Depositor
The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your Policy. It should be read in conjunction with the product prospectus.
A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:
Customer Service Center
100 N. Greene Street
Greensboro, NC 27401
or by telephoning (800) 487-1485, and requesting a copy of the Lincoln PreservationEdgeSM SVUL product prospectus.
TABLE OF CONTENTS OF THE SAI

1

GENERAL INFORMATION
Lincoln Life
The Lincoln National Life Insurance Company (“Lincoln Life”, the “Company”, “we”, “us”, “our”) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance policies and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Owners under the policies. Death Benefit Proceeds and rider benefits, to the extent those proceeds and benefits exceed the then current Accumulation Value of your Policy, are backed by the claims-paying ability of Lincoln Life.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance (“Insurance Department”). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company’s financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our General Account. In general, those laws and regulations determine the amount and type of investments which we can make with General Account assets. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.
On December 2, 1997, the Lincoln Life Flexible Premium Variable Life Account R (“Separate Account”) was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The Separate Account is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the Separate Account are, in accordance with the applicable variable life policies, credited to or charged against the Separate Account. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the policies and the obligations set forth in the Policy, other than those of the Owner, are ours. The Separate Account satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the Separate Account. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the Separate Account.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors – the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
2

Registration Statement
A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.
Changes of Investment Policy
We may change the investment policy of the Separate Account at any time. If required by the Insurance Commissioner, we will file any such change for approval with the Department of Insurance in our state of domicile, and in any other state or jurisdiction where this Policy is issued.
If an Owner objects, his or her Policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the Insured. The Owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new Policy will not be affected by the investment experience of any separate account. The new Policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current Policy on the date of the conversion.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), 130 North Radnor Chester Road, Radnor, PA 19087, is the principal underwriter for the policies, which are offered continuously. LFD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal underwriter has overall responsibility for establishing a selling plan for the policies. LFD received $118,907,542 in 2019, $103,362,010 in 2018 and $67,374,665 in 2017 for the sale of policies offered through the Separate Account. LFD retains no underwriting commissions from the sale of the policies. The maximum total compensation we pay to any broker-dealer firm in the form of commission or expense reimbursement allowance, inclusive of any bonus incentives, with respect to policy sales is 140% of the first year Premium and 5% of all other Premiums paid.
Disaster Plan
Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or its policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the Policy and do not refer to the performance of the Policy, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our policies. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best and Standard & Poor’s, and positive for Fitch. Our financial strength ratings, which are intended to measure our ability to meet Owners obligations, are an
3

important factor affecting public confidence in most of our policies and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our policies as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index. The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”).  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).  The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance.  S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds.  S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased Insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify
4

unclaimed death benefits and prescribes procedures for identifying and locating Beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
SERVICES
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of each of the subaccounts listed in the appendix to the opinion that comprise Lincoln Life Flexible Premium Variable Life Account R, as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the appendix to the opinion; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2019 and 2018 and for each of the three years in the period ended December 31, 2019 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP’s reports, given on their authority as experts in accounting and auditing.
Accounting Services
All accounts, books, records and other documents which are required to be maintained for the Separate Account are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105, to provide accounting services to the Separate Account. No separate charge against the assets of the Separate Account is made by us for this service.
Checkbook Service for Disbursements
We offer a checkbook service in which the Death Benefit Proceeds are transferred into an interest-bearing account, in the Beneficiary’s name as Owner of the account. Your Beneficiary has quick access to the proceeds and is the only one authorized to transfer proceeds from the account. This service allows the Beneficiary additional time to decide how to manage Death Benefit Proceeds with the balance earning interest from the day the account is opened.
POLICY INFORMATION
Assignment
While either Insured is living, you may assign your rights in the Policy, including the right to change the Beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any Indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such Indebtedness after we have recorded any assignment.
Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the Owner will not be permitted to take any action with respect to the Policy without the consent of the assignee in writing.
5

Change of Ownership
As long as either Insured is living, you may name a new Owner by recording a change in ownership in writing at our Administrative Office. The change will be effective as of the date of the latest signature in Good Order. We may require that the Policy be submitted to us for endorsement before making a change.
Beneficiary
The Beneficiary is initially designated on the application and is the person who will receive the Death Benefit Proceeds payable. Multiple Beneficiaries will be paid in equal shares, unless otherwise specified to the Company.
You may change the Beneficiary at any time while either Insured is living, except when we have recorded an assignment of your Policy or an agreement not to change the Beneficiary. Any request for a change in the Beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the Owner has not reserved the right to change the Beneficiary, such a request requires the consent of the Beneficiary. The change will be effective as of the date of the latest signature in Good Order.
If any Beneficiary dies before the death of the second Insured, the Beneficiary’s potential interest shall pass to any surviving Beneficiaries, unless otherwise specified to the Company. If no named Beneficiary survives at the time of the death of the second Insured, any Death Benefit Proceeds will be paid to you, as the Owner, or to your executor, administrator or assignee.
Right to Convert Contract
You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future Premium Payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, attained age and rating class of the Insureds at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a Partial Surrender. The minimum period will increase if you choose to decrease the Specified Amount, make additional Premium Payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.
Change of Plan
Within 18 months of the date we issue your Policy, you may exchange your Policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this Policy. Your request for exchange must be in writing. Unless agreed otherwise, the new Policy will have the same initial amount of insurance, date of issue and age of the insured as the original Policy.
You may exchange the Policy for separate single life policies on each of the Insureds under any of the following circumstances:
(1)	a change in the Internal Revenue Code (IRC) that would result in a less favorable tax treatment of the insurance provided under this Policy,
(2)	the Insureds are legally divorced while this Policy is in force, or
(3)	the Insureds’ business is legally dissolved while the Policy is in force.
An exchange for separate policies is subject to all of the following conditions:
(1)	both Insureds are alive and the Policy is in force at the time of the change in circumstances noted above,
(2)	both Insureds furnish evidence of insurability satisfactory to the Company, unless
(a)	the exchange is applied for within 12 months of the enactment of the change in the IRC, or (b) the exchange
6

is applied for within 24 months of the date of legal divorce with the exchange to become effective after 24 months following the date of legal divorce,
(3)	the amount of insurance of each new Policy is not larger than one half of the amount of insurance then in force under this Policy, and
(4)	any other requirements as determined by the Company are met.
The new Policy will not take effect until the date all such requirements are met. The Premium for each new Policy is determined according to the Company’s rates in effect at that time for that Policy based on each Insureds’ attained age and premium class, if that premium class is available on a single-life basis. If either Insureds’ premium class is not available on a single-life basis, the new Policy for that insured cannot be issued unless satisfactory evidence of insurability is provided for an premium class that is available.
Settlement Options
You may elect or change a settlement option while at least one Insured is alive. If you have not irrevocably selected a settlement option, the Beneficiary may elect to change the settlement option within 90 days after the second Insured dies. If no settlement option is selected, the Death Benefit Proceeds will be paid in a lump sum.
If you assign your Policy as collateral security, we will pay any amount due the assignee in one lump sum. We will pay any remaining Death Benefit Proceeds as elected.
Your written request to elect, change, or revoke a settlement option must be received in our Administrative Office before payment of the lump sum or any settlement option is initiated. The first payment of the settlement option selected will become payable on the date proceeds are settled. Payments after the first payment will be made on the first day of each month. Once payments have begun, the Policy cannot be surrendered and neither the payee nor the settlement option may be changed.
You have at least four settlement options:
1)	an annuity for the lifetime of the payee;
2)	an annuity for the lifetime of the payee, with monthly payments guaranteed for 60, 120, 180, or 240 months;
3)	monthly payments for a stated number of years, at least five but no more than thirty; or
4)	payment of a maximum of 3% interest annually on the sum left on deposit.
We may offer you or your Beneficiary additional settlement options in the future.
Deferment of Payments
Amounts payable as a result of loans, Surrenders or Partial Surrenders will be paid within seven calendar days of our receipt of such a request in a form acceptable to us. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment. We will not defer any payment used to pay Premiums on policies with us.
Incontestability
The Company will not contest your Policy or payment of the Death Benefit proceeds based on the Initial Specified Amount, or an increase in the Specified Amount requiring evidence of insurability, after your Policy or increase has been in force for two years from Date of Issue or increase (in accordance with state law).
7

Misstatement of Age or Gender
If the age or gender of either Insureds has been misstated, benefits will be adjusted based on the following values:
1)	the net amount at risk at the time of the second Insured’s death;
2)	the ratio of the monthly cost of insurance applied in the Policy Month of death to the monthly cost of insurance that should have been applied at the true age and gender in the Policy Month of death; and
3)	the Accumulation Value at the time of the second Insured’s death.
The amount of Death Benefit Proceeds will be 1. multiplied by 2. and then the result added to 3.
Suicide
If the second Insured dies by suicide, while sane or insane, within two years from the Date of Issue, the Company will pay no more than the sum of the Premiums paid, less any Indebtedness and the amount of any Partial Surrenders. If the second Insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the Specified Amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.
PERFORMANCE DATA
Performance data may appear in sales literature or reports to Owners or prospective buyers.
Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your Policy’s expenses.
Data reflects:
•	an annual reduction for fund management fees and expenses, and
•	a policy level mortality and expense charge applied on a daily equivalent basis, but
•	no deductions for additional policy expenses (i.e., Premium Loads, Administrative Fees, and Cost of Insurance Charges), which, if included, would have resulted in lower performance.
These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.
Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.
The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.
Money Market Sub-Account:
The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.
The Money Market Sub-Account’s return is determined by:
a)	calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then
b)	dividing this figure by the unit value at the beginning of the period; then
8

c)	annualizing this result by the factor of 365/7.
Other Sub-Accounts:
The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:
P(1 + T)n = ERV
Where:	P = a hypothetical initial purchase payment of $1,000
T = average annual total return for the period in question
N = number of years
ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)
The formula assumes that:
(1)	all recurring fees have been charged to the Owner’s accounts; and
(2)	there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.
In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an “N/A”.
FINANCIAL STATEMENTS
The December 31, 2019 financial statements of the Separate Account and the December 31, 2019 consolidated financial statements of the Company follow.
9

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2019 and 2018

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the “Company”) as of December 31, 2019 and 2018, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2019, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2019 and 2018, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (the “PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1966.

Philadelphia, Pennsylvania

March 13, 2020

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2019	2018
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2019 – $93,307; 2018 – $91,219)	$103,773	$92,787
Trading securities	4,602	1,869
Equity securities	103	99
Mortgage loans on real estate	16,244	13,190
Policy loans	2,460	2,491
Derivative investments	1,911	1,081
Other investments	2,565	1,962
Total investments	131,658	113,479
Cash and invested cash	1,879	1,848
Deferred acquisition costs and value of business acquired	7,745	10,308
Premiums and fees receivable	464	568
Accrued investment income	1,109	1,087
Reinsurance recoverables	19,164	19,826
Reinsurance related embedded derivatives	-	188
Funds withheld reinsurance assets	542	563
Goodwill	1,778	1,782
Other assets	18,106	16,663
Separate account assets	153,571	132,833
Total assets	$336,016	$299,145

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$35,717	$33,884
Other contract holder funds	97,422	90,573
Short-term debt	609	288
Long-term debt	2,414	2,401
Reinsurance related embedded derivatives	375	-
Funds withheld reinsurance liabilities	5,566	4,860
Payables for collateral on investments	5,077	4,786
Other liabilities	13,680	13,201
Separate account liabilities	153,571	132,833
Total liabilities	314,431	282,826

Contingencies and Commitments (See Note 14)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	11,312	11,237
Retained earnings	4,437	4,423
Accumulated other comprehensive income (loss)	5,836	659
Total stockholder’s equity	21,585	16,319
Total liabilities and stockholder’s equity	$336,016	$299,145

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Insurance premiums	$5,277	$4,362	$3,018
Fee income	6,247	5,733	5,369
Net investment income	4,962	4,844	4,760
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(28)	(7)	(18)
Portion of loss recognized in other comprehensive income	13	-	-
Net other-than-temporary impairment losses on securities recognized in earnings	(15)	(7)	(18)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(813)	(85)	(438)
Total realized gain (loss)	(828)	(92)	(456)
Amortization of deferred gain on business sold through reinsurance	27	4	18
Other revenues	507	507	439
Total revenues	16,192	15,358	13,148
Expenses
Interest credited	2,754	2,589	2,558
Benefits	7,585	6,144	4,818
Commissions and other expenses	5,065	4,583	3,967
Interest and debt expense	145	136	126
Strategic digitization expense	66	76	43
Impairment of intangibles	-	-	905
Total expenses	15,615	13,528	12,417
Income (loss) before taxes	577	1,830	731
Federal income tax expense (benefit)	(37)	257	(1,287)
Net income (loss)	614	1,573	2,018
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	5,173	(3,314)	1,547
Funded status of employee benefit plans	4	2	(2)
Total other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Comprehensive income (loss)	$5,791	$(1,739)	$3,563

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Common Stock
Balance as of beginning-of-year	$11,237	$10,713	$10,696
Capital contributions from Lincoln National Corporation	50	500	-
Stock compensation/issued for benefit plans	25	24	17
Balance as of end-of-year	11,312	11,237	10,713

Retained Earnings
Balance as of beginning-of-year	4,423	4,405	3,342
Cumulative effect from adoption of new accounting standards	-	(644)	-
Net income (loss)	614	1,573	2,018
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Balance as of end-of-year	4,437	4,423	4,405

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	659	3,327	1,782
Cumulative effect from adoption of new accounting standards	-	644	-
Other comprehensive income (loss), net of tax	5,177	(3,312)	1,545
Balance as of end-of-year	5,836	659	3,327
Total stockholder’s equity as of end-of-year	$21,585	$16,319	$18,445

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2019	2018	2017
Cash Flows from Operating Activities
Net income (loss)	$614	$1,573	$2,018
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Trading securities purchases, sales and maturities, net	(2,522)	(120)	120
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	(448)	(108)	(17)
Premiums and fees receivable	104	(87)	34
Accrued investment income	(22)	(6)	19
Future contract benefits and other contract holder funds	(918)	1,105	(2,062)
Reinsurance related assets and liabilities	(277)	(1,233)	1,001
Accrued expenses	89	(99)	86
Federal income tax accruals	(282)	65	(1,502)
Cash management agreement	(1,115)	329	(277)
Realized (gain) loss	828	92	456
Amortization of deferred gain on business sold through reinsurance	(27)	(4)	(18)
Impairment of intangibles	-	-	905
Other	343	88	91
Net cash provided by (used in) operating activities	(3,633)	1,595	854
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(14,927)	(12,406)	(9,887)
Sales of available-for-sale securities and equity securities	6,771	3,191	1,773
Maturities of available-for-sale securities	6,426	6,348	5,790
Purchase of common stock in acquisition, net of cash acquired	-	(1,410)	-
Sale of business, net	-	(12)	-
Purchases of alternative investments	(433)	(314)	(357)
Sales and repayments of alternative investments	131	178	184
Proceeds from affiliate transfer of alternative investments	-	-	66
Issuance of mortgage loans on real estate	(4,218)	(2,920)	(2,047)
Repayment and maturities of mortgage loans on real estate	1,144	1,048	1,145
Issuance and repayment of policy loans, net	32	20	49
Net change in collateral on investments, derivatives and related settlements	349	654	(374)
Other	(259)	(191)	(123)
Net cash provided by (used in) investing activities	(4,984)	(5,814)	(3,781)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	50	500	-
Payment of long-term debt, including current maturities	(28)	(13)	(290)
Issuance of long-term debt, net of issuance costs	28	13	75
Issuance (payment) of short-term debt	321	278	(270)
Proceeds from sale-leaseback transactions	-	88	62
Payment related to sale-leaseback transactions	(83)	-	-
Proceeds from certain financing arrangements	107	-	-
Deposits of fixed account values, including the fixed portion of variable	16,049	13,616	10,775
Withdrawals of fixed account values, including the fixed portion of variable	(5,800)	(5,957)	(5,764)
Transfers to and from separate accounts, net	(1,362)	(2,469)	(1,787)
Common stock issued for benefit plans	(34)	(25)	(29)
Dividends paid to Lincoln National Corporation	(600)	(911)	(955)
Net cash provided by (used in) financing activities	8,648	5,120	1,817
Net increase (decrease) in cash, invested cash and restricted cash	31	901	(1,110)
Cash, invested cash and restricted cash as of beginning-of-year	1,848	947	2,057
Cash, invested cash and restricted cash as of end-of-year	$1,879	$1,848	$947

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of two insurance company subsidiaries, Lincoln Life & Annuity Company of New York (“LLANY”) and Lincoln Life Assurance Company of Boston (“LLACB”).  We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor, and Lincoln Financial Advisors Corporation, part of LNC’s retail distributor, Lincoln Financial Network.  LNL’s principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 21 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary.  As discussed in Note 3, on May 1, 2018, LNC and LNL completed the acquisition of Liberty Life Assurance Company of Boston (“Liberty Life”), which effective September 1, 2019, was renamed Lincoln Life Assurance Company of Boston.  We use the equity method of accounting to recognize all of our investments in limited liability partnerships.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain investments and derivatives, other-than-temporary impairment (“OTTI”) and asset valuation allowances, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

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Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.  For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.  For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

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State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be other-than-temporary.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income (“OCI”) to unrealized OTTI on fixed maturity AFS securities on our Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the fixed maturity AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our fixed maturity AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our fixed maturity AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance (“Modco”) and coinsurance with funds withheld (“CFW”) reinsurance agreements.  Investment results for the portfolios that support Modco and CFW reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships (“LPs”), are included in other investments on our Consolidated Balance Sheets.  We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners.  As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the valuation allowance, and subsequent recoveries, if any, are credited to the valuation allowance.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss may occur. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  General valuation allowances are primarily based on loss history adjusted for current conditions.

Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses.  Our periodic evaluation of the adequacy of the valuation allowances is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the commercial loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) a valuation allowance.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a valuation allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate.  In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics.  Therefore, these pools of loans are collectively evaluated for inherent credit losses.  Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends.  These evaluations and assessments are revised as conditions change and new information becomes available, which can cause the valuation allowances to increase or decrease over time as such evaluations are revised.  Residential mortgage loan pools exclude loans that have been impaired as those loans are evaluated individually using the evaluation framework for specific valuation allowances described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming.  We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status.  There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We and our insurance subsidiaries enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Consolidated Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Consolidated Balance Sheets.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to our insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received by our insurance subsidiaries to be considered on deposit with the reinsurer and such amounts are reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, operating lease right-of-use (“ROU”) assets, finance lease assets, certain financing arrangements and other prepaid expenses.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, long-term operating lease liabilities, finance lease liabilities, certain financing arrangements, deferred gain on business sold through reinsurance and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.  Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”) that were acquired through our business combination during 2018.  The carrying values of VOCRA and VODA are amortized using a straight line basis over their weighted average life of 20 years and 13 years, respectively.  See Note 10 for more information regarding specifically identifiable intangible assets acquired.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to finance leases and certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

Effective January 1, 2019, we adopted Accounting Standards Update (“ASU”) 2016-02, which resulted in a new measurement and recognition of our long-term operating leases on our Consolidated Balance Sheets.  We lease office space and certain equipment under various long-term lease agreements.  We determine if an arrangement is a lease at inception.  Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date.  Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments.  The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs.  Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options.  Our lease agreements may contain both lease and non-lease components, which are accounted for separately.  Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.  See Notes 2 and 14 for additional information.

Other assets includes deferred losses on business sold through reinsurance attributable to our 2012 and 2014 reinsurance transactions where we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Other liabilities includes deferred gains on business sold through reinsurance.  During 2009, we completed a reinsurance transaction whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company, a wholly-owned subsidiary of LNC.  We are recognizing the gain related to this transaction over a period of 15 years.  During 2012, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gain related to the transaction over a period of 30 years.  During 2013, we completed a reinsurance transaction whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  During 2019, we amended the 2013 reinsurance transaction by recapturing the underlying base policy from LNBAR while continuing to cede the associated riders.  We are recognizing the gain related to this transaction over the expected life of the underlying business, or 20 years.  Effective October 1, 2018, we entered into an annuity reinsurance agreement with Athene Holding Ltd. (“Athene”).  We are recognizing the gain related to this transaction over the period over which the majority of account values are expected to run off, or 20 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

The liability for future claim reserves for long-term disability contracts for incurred and reported claims are calculated based on assumptions as to interest, claim resolution rates and offsets for other insurance including social security.  Claim resolution rate assumptions and social security offsets are based on our actual experience.  The interest rate assumptions used for discounting claim reserves are based on projected portfolio yield rates, after consideration for defaults and investment expenses, for assets supporting the liabilities.  The incurred but not reported claim reserves are based on our experiences as to the reporting lags and ultimate loss experience.  Claim reserves are subject to revision as current claim experience and projections of future factors affecting claim experience change.  Claim reserves do not include a provision for adverse deviation.

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2019 and 2018, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $51 million, $56 million and $57 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

Our short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account values, changes in the market value of our seed capital investments, and proceeds from reinsurance recaptures.  The broker-dealer services primarily relate to our retail sales network and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income.  Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account values.  Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

Strategic digitization expense consists primarily of costs related to our enterprise-wide digitization initiative.

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost. We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-02, Leases and all related amendments

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a ROU asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the ROU asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We adopted this standard and all related amendments, which resulted in the recognition of $171 million in ROU assets and $176 million in operating lease liabilities reported in other assets and other liabilities, respectively, on our Consolidated Balance Sheets as of January 1, 2019.  Comparative periods continue to be measured and presented under historical guidance, and only the period of adoption is subject to this ASU.  Also, on transition, we have elected not to reassess: 1) whether expired or existing contracts contain a lease under the new definition of a lease; 2) lease classification for expired or existing leases; and 3) whether previously capitalized initial direct costs would qualify for capitalization under this ASU.  Additionally, there is not a significant difference in our pattern of lease expense recognition under this ASU, and there is no impact on cash flows.  For more information, see Note 1.

ASU 2017-08, Premium Amortization on Purchased Callable Debt Securities

These amendments require an entity to shorten the amortization period for certain callable debt securities held at a premium so that the premium is amortized to the earliest call date.  Early adoption is permitted, and the ASU requires adoption under a modified retrospective basis through a cumulative effect adjustment to the beginning balance of retained earnings.

January 1, 2019

We adopted the provisions of this ASU, which did not result in a change to our existing practices; therefore, no cumulative effect adjustment was recorded.  As such, there was no impact on our consolidated financial condition and results of operations.

ASU 2017-12, Targeted Improvements to Accounting for Hedging Activities

These amendments change both the designation and measurement guidance for qualifying hedging relationships and the presentation of hedge results.  These amendments retain the threshold of highly effective for hedging relationships, remove the requirement to bifurcate between the portions of the hedging relationship that are effective and ineffective, record hedge item and hedging instrument results in the same financial statement line item, require quantitative assessment initially for all hedging relationships unless the hedging relationship meets the definition of either the shortcut method or critical terms match method and allow the contractual specified index rate to be designated as the hedged risk in a cash flow hedge of interest rate risk of a variable rate financial instrument.  These amendments also eliminate the benchmark interest rate concept for variable rate instruments.  Early adoption is permitted.

January 1, 2019

We adopted the provisions of this ASU, which did not have an impact on our consolidated financial condition and results of operations.  This ASU does result in our modification of certain hedge documentation and effectiveness methods, which we have reflected in applicable disclosures in Note 6.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using an allowance for credit losses. Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments will permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments will result in the recognition of a cumulative effect adjustment that is not expected to be material to our retained earnings, to record allowances for credit losses as of the date of adoption, primarily related to commercial and residential mortgage loans, as well as reinsurance recoverables.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption is permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance will not have a material impact on our consolidated financial condition and results of operations.

ASU 2019-05, Financial Instruments – Credit Losses (Topic 326): Targeted Transition Relief

The amendments provide entities that have certain instruments within the scope of Subtopic 326-20, Financial Instruments – Credit Losses – Measured at Amortized Cost, with an option to irrevocably elect the fair value option in Subtopic 825-10, Financial Instruments – Overall, applied on an instrument-by-instrument basis for eligible instruments, upon adoption of ASC Topic 326.

January 1, 2020

We will recognize a cumulative effect increase to retained earnings of approximately $14 million, after-tax, to elect the fair value option for certain mortgage loans in connection with our adoption of ASC Topic 326.

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2022, and early adoption is permitted.

		January 1, 2022	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Acquisition

On May 1, 2018, LNC and LNL completed the acquisition from Liberty Mutual Insurance Company of 100% of the capital stock of Liberty Life, an operator of a group benefits business (the “Liberty Group Business”) and an individual life and individual and group annuity business (the “Liberty Life Business”).  The acquisition expanded the scale and capabilities of the Group Protection business while further diversifying the Company’s sources of earnings.

In connection with the acquisition and pursuant to the Master Transaction Agreement (“MTA”), dated January 18, 2018, which is attached as Exhibit 10.3 to this Form 10-K, Liberty Life sold the Liberty Life Business on May 1, 2018, by entering into reinsurance agreements and related ancillary documents (including administrative services agreements and transition services agreements) with Protective Life Insurance Company and its wholly-owned subsidiary, Protective Life and Annuity Insurance Company (together with Protective Life Insurance Company, “Protective”), providing for the reinsurance and administration of the Liberty Life Business.

We recognized $85 million of acquisition-related costs, pre-tax, for the year ended December 31, 2018.  These costs were included in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

In the year following the May 1, 2018 acquisition date, we adjusted assets acquired by $(5) million and liabilities acquired by $23 million for an increase in goodwill of $28 million.  Under the terms of the MTA, a final balance sheet will be agreed upon at a later date.  The following table presents the adjusted fair values (in millions) of the net assets acquired related to the Liberty Group Business:

Adjusted
Fair Value
Assets
Investments	$2,493
Mortgage loans on real estate	658
Cash and invested cash	107
Reinsurance recoverables	76
Premiums and fees receivable	83
Accrued investment income	24
Other intangible assets acquired	640
Other assets acquired	142
Separate account assets	99
Total assets acquired	$4,322

Liabilities
Future contract benefits	$2,930
Other contract holder funds	46
Other liabilities acquired	140
Separate account liabilities	99
Total liabilities assumed	$3,215

Net identifiable assets acquired	$1,107
Goodwill	410
Net assets acquired	$1,517

Financial Information

Since the acquisition date of May 1, 2018, the revenues and net income of the business acquired have been included in our Consolidated Statements of Comprehensive Income (Loss) in the Group Protection segment and were $1.5 billion and $36 million, respectively, for the period ended December 31, 2018.

The following unaudited pro forma condensed consolidated results of operations of the Company assume that the acquisition of Liberty Life was completed on January 1, 2017 (in millions):

	For the Years Ended
	December 31,
	2018	2017
Revenue	$16,097	$15,080
Net income	1,642	2,034

Pro forma adjustments include the revenue and net income of the acquired business for each period as well as amortization of identifiable intangible assets acquired and the fair value adjustment to acquired insurance reserves and investments.  Other pro forma adjustments include the impact of reflecting acquisition and integration costs and investment expenses directly attributable to the business combination in 2017 instead of in 2018.  Pro forma adjustments do not include retrospective adjustments to defer and amortize acquisition costs as would be recorded under our accounting policy.

4.  Variable Interest Entities

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  As of December 31, 2019, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 5.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.9 billion and $1.7 billion as of December 31, 2019 and 2018, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $13 million and $20 million as of December 31, 2019 and 2018, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $2 million and $1 million for the years ended December 31, 2019 and 2018, respectively.

Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2019.

5.  Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains, losses and OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,875	$9,071	$172	$(5)	$87,779
U.S. government bonds	355	48	-	-	403
State and municipal bonds	4,605	1,087	7	-	5,685
Foreign government bonds	326	62	-	-	388
RMBS	2,820	179	9	(18)	3,008
CMBS	1,038	45	1	(1)	1,083
ABS	4,803	62	17	(35)	4,883
Hybrid and redeemable preferred securities	485	79	20	-	544
Total fixed maturity AFS securities	$93,307	$10,633	$226	$(59)	$103,773

	As of December 31, 2018
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$78,837	$2,871	$2,167	$(8)	$79,549
U.S. government bonds	361	27	2	-	386
State and municipal bonds	4,498	703	17	-	5,184
Foreign government bonds	402	42	-	-	444
RMBS	3,099	113	61	(13)	3,164
CMBS	810	6	16	(3)	803
ABS	2,644	45	30	(19)	2,678
Hybrid and redeemable preferred securities	568	44	33	-	579
Total fixed maturity AFS securities	$91,219	$3,851	$2,326	$(43)	$92,787

(1)	Includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2019, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,714	$2,699
Due after one year through five years	15,022	15,578
Due after five years through ten years	17,440	18,854
Due after ten years	49,470	57,668
Subtotal	84,646	94,799
Structured securities (RMBS, CMBS, ABS)	8,661	8,974
Total fixed maturity AFS securities	$93,307	$103,773

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$2,827	$44	$1,381	$131	$4,208	$175
State and municipal bonds	316	7	18	-	334	7
RMBS	471	9	15	-	486	9
CMBS	48	1	4	-	52	1
ABS	1,791	8	300	9	2,091	17
Hybrid and redeemable
preferred securities	29	1	102	19	131	20
Total fixed maturity AFS securities	$5,482	$70	$1,820	$159	$7,302	$229

Total number of fixed maturity AFS securities in an unrealized loss position						882

	As of December 31, 2018
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$30,947	$1,464	$7,023	$704	$37,970	$2,168
U.S. government bonds	70	1	23	1	93	2
State and municipal bonds	376	7	92	10	468	17
RMBS	436	9	796	55	1,232	64
CMBS	470	11	82	5	552	16
ABS	1,237	23	239	16	1,476	39
Hybrid and redeemable
preferred securities	94	6	131	27	225	33
Total fixed maturity AFS securities	$33,630	$1,521	$8,386	$818	$42,016	$2,339

Total number of fixed maturity AFS securities in an unrealized loss position						3,360

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$15	$5	$-	7
Six months or greater, but less than nine months	10	3	-	4
Twelve months or greater	130	74	-	31
Total	$155	$82	$-	42

	As of December 31, 2018
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$389	$122	$1	44
Six months or greater, but less than nine months	96	49	-	11
Nine months or greater, but less than twelve months	11	8	-	2
Twelve months or greater	138	70	8	32
Total	$634	$249	$9	89

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on fixed maturity AFS securities decreased by $2.1 billion for the year ended December 31, 2019.  As discussed further below, we believe the unrealized loss position as of December 31, 2019, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities.

Based upon this evaluation as of December 31, 2019, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2019, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our MBS and ABS were attributable primarily to widening credit spreads and rising interest rates since purchase.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily-impaired security.

As of December 31, 2019, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each temporarily-impaired security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$337	$358	$411
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	13	5	13
Credit losses on securities for which an
OTTI was previously recognized	2	2	7
Decreases attributable to:
Securities sold, paid down or matured	(148)	(28)	(73)
Balance as of end-of-year	$204	$337	$358

During 2019, 2018 and 2017, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.

Determination of Credit Losses on Corporate Bonds

As of December 31, 2019 and 2018, we reviewed our corporate bond portfolio for potential shortfalls in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near-term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor’s (“S&P”) Rating Services or Baa3 or higher by Moody’s Investors Service (“Moody’s”), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2019 and 2018, 96% of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2019 and 2018, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.1 billion and a fair value of $3.1 billion and $2.9 billion, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2019 and 2018, that we would recover the amortized cost of each corporate bond.

Determination of Credit Losses on MBS and ABS

As of December 31, 2019 and 2018, default rates were projected by considering underlying MBS and ABS loan performance and collateral type.  Projected default rates on existing delinquencies vary depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level loss severity, we derive the future expected credit losses.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2019	2018
Fixed maturity securities:
Corporate bonds	$2,877	$1,559
U.S. government bonds	45	43
State and municipal bonds	16	16
Foreign government bonds	45	23
RMBS	169	78
CMBS	163	7
ABS	1,238	121
Hybrid and redeemable preferred securities	49	22
Total trading securities	$4,602	$1,869

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2019, 2018 and 2017, was $(225) million, $(55) million and $8 million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2019			As of December 31, 2018
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$15,525	$659	$16,184	$12,959	$230	$13,189
30 to 59 days past due	3	27	30	-	9	9
60 to 89 days past due	-	10	10	-	1	1
90 or more days past due	-	16	16	-	-	-
Valuation allowance	-	(2)	(2)	-	-	-
Unamortized premium (discount)	(17)	23	6	(17)	8	(9)
Total carrying value	$15,511	$733	$16,244	$12,942	$248	$13,190

As of December 31, 2019, we had 38 residential mortgage loans that were either delinquent or in foreclosure.  As of December 31, 2018, we had no loans that were either delinquent or in foreclosure.

For our commercial mortgage loans, there was one specifically identified impaired loan with a carrying value of less than $1 million as of December 31, 2019. There were no specifically identified impaired commercial mortgage loans as of December 31, 2018.

For our residential mortgage loans, there were four specifically identified impaired loans with an aggregate carrying value of $1 million as of December 31, 2019.  There were no specifically identified impaired residential mortgage loans as of December 31, 2018.  The general allowance established on residential mortgage loans was $2 million and less than $1 million as of December 31, 2019 and 2018, respectively.

We establish a valuation allowance to provide for the risk of credit losses inherent in our portfolio.  The valuation allowance includes specific valuation allowances for loans that are deemed to be impaired as well as general valuation allowances for pools of loans with similar risk characteristics where a property risk or market specific risk has not been identified but for which we anticipate a loss has occurred.

The changes in the valuation allowance associated with impaired commercial mortgage loans on real estate (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Valuation Allowance
Balance as of beginning-of-year	$-	$3	$2
Additions	-	-	1
Charge-offs, net of recoveries	-	(3)	-
Balance as of end-of-year	$-	$-	$3

Additional information related to impaired commercial mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Average carrying value for impaired commercial
mortgage loans on real estate	$-	$5	$6
Interest income recognized on impaired commercial
mortgage loans on real estate	-	1	-
Interest income collected on impaired commercial
mortgage loans on real estate	-	1	-

As described in Note 1, we use loan-to-value and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019			As of December 31, 2018
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$14,121	91.0%	2.35	$11,656	90.1%	2.30
65% to 74%	1,389	9.0%	1.88	1,234	9.5%	1.76
75% to 100%	1	0.0%	1.09	52	0.4%	1.03
Total	$15,511	100.0%		$12,942	100.0%

As described in Note 1, we use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	% of	Carrying	% of
Performance Indicator	Value	Total	Value	Total
Performing	$716	97.7%	$247	99.6%
Nonperforming	17	2.3%	1	0.4%
Total	$733	100.0%	$248	100.0%

Our commercial mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 24% and 23% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively, and Texas, which accounted for 11% and 12% of commercial mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Our residential mortgage loan portfolio is geographically diversified with the largest concentrations in California, which accounted for 34% of residential mortgage loans on real estate as of December 31, 2019 and 2018, and Florida, which accounted for 20% and 19% of residential mortgage loans on real estate as of December 31, 2019 and 2018, respectively.

Alternative Investments

As of December 31, 2019 and 2018, alternative investments included investments in 256 and 234 different partnerships, respectively, and the portfolios represented approximately 1% of our total investments.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities	$4,214	$4,129	$4,048
Equity AFS securities	-	-	12
Trading securities	187	79	88
Equity securities	4	4	-
Mortgage loans on real estate	626	492	433
Real estate	1	1	1
Policy loans	128	122	134
Invested cash	33	23	11
Commercial mortgage loan prepayment
and bond make-whole premiums	115	78	138
Alternative investments	24	222	165
Consent fees	7	4	6
Other investments	27	24	5
Investment income	5,366	5,178	5,041
Investment expense	(404)	(334)	(281)
Net investment income	$4,962	$4,844	$4,760

Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Fixed maturity AFS securities:
Gross gains	$44	$36	$17
Gross losses	(70)	(80)	(43)
Gross OTTI	(15)	(7)	(20)
Equity AFS securities:
Gross gains	-	-	6
Gain (loss) on other investments (1)	(15)	(15)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(13)	(22)	(21)
Total realized gain (loss) related to certain investments	(69)	(88)	(71)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	(426)	251	(155)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(80)	(51)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	2	12	(2)
GLB fees ceded to LNBAR and attributed fees:
Gross gain (loss)	(223)	(184)	(174)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(32)	(32)
Total realized gain (loss)	$(828)	$(92)	$(456)

(1)	Includes market adjustments on equity securities still held of $(4) million and $(17) million for the years ended December 31, 2019 and 2018, respectively.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and indexed variable universal life insurance (“IUL”) contracts net derivatives results), reinsurance related embedded derivatives and trading securities.  See Notes 1 and 9 for information regarding Modco.

(3)

Represents the net difference between the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
OTTI Recognized in Net Income (Loss)
Fixed maturity AFS securities:
Corporate bonds	$(13)	$(5)	$(13)
State and municipal bonds	-	-	(1)
RMBS	(1)	(1)	(2)
CMBS	-	-	(2)
ABS	(1)	(1)	(2)
Gross OTTI recognized in net income (loss)	(15)	(7)	(20)
Associated amortization of DAC, VOBA, DSI and DFEL	-	-	2
Net OTTI recognized in net income (loss)	$(15)	$(7)	$(18)

OTTI Recognized in OCI
Gross OTTI recognized in OCI	$14	$-	$-
Change in DAC, VOBA, DSI and DFEL	(1)	-	-
Net OTTI recognized in OCI	$13	$-	$-

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$1,383	$1,383	$616	$616
Securities pledged under securities lending agreements (2)	114	110	88	85
Securities pledged under repurchase agreements (3)	-	-	152	157
Investments pledged for Federal Home Loan Bank of
Indianapolis (“FHLBI”) (4)	3,580	5,480	3,930	5,923
Total payables for collateral on investments	$5,077	$6,973	$4,786	$6,781

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 6 for additional information.

(2)

Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)

Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.  As of December 31, 2019, we were not participating in any open repurchase agreements.

(4)

Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2019	2018	2017
Collateral payable for derivative investments	$767	$(85)	$(112)
Securities pledged under securities lending agreements	26	(134)	5
Securities pledged under repurchase agreements	(152)	(379)	1
Investments pledged for FHLBI	(350)	1,030	(450)
Total increase (decrease) in payables for collateral on investments	$291	$432	$(556)

We have elected not to offset our securities lending and repurchase agreements transactions in our financial statements.  The remaining contractual maturities of securities lending and repurchase agreements transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2019
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$114	$-	$-	$-	$114
Total gross secured borrowings	$114	$-	$-	$-	$114

	As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$88	$-	$-	$-	$88
Repurchase Agreements
Corporate bonds	-	-	-	152	152
Total gross secured borrowings	$88	$-	$-	$152	$240

We accept collateral in the form of securities in connection with repurchase agreements.  In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2019, the fair value of all collateral received that we are permitted to sell or re-pledge was $25 million.  As of December 31, 2019, we have re-pledged $25 million of this collateral to cover initial margin and over-the-counter collateral requirements on certain derivative investments.

Investment Commitments

As of December 31, 2019, our investment commitments were $2.0 billion, which included $1.0 billion of LPs, $544 million of mortgage loans on real estate and $407 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2019 and 2018, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.3 billion and $1.4 billion, respectively, or 1% of total investments, and our investments in securities issued by the Federal National Mortgage Association with a fair value of $1.0 billion and $1.2 billion, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2019 and 2018, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $18.2 billion and $16.0 billion, respectively, or 14% of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $15.4 billion and $14.3 billion, respectively, or 12% and 13%, respectively, of total investments.  These concentrations include fixed maturity AFS, trading and equity securities.

6.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 20 for additional disclosures related to the fair value of our derivative instruments and Note 4 for derivative instruments related to our consolidated VIEs.

We adopted ASU 2017-12, Derivatives and Hedging (Topic 815): Targeted Improvements to Accounting for Hedging Activities, in 2019.  See Note 2 for additional information.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

We also use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity products.

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the Standard & Poor's 500 Index (“S&P 500”) and other indices. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require the seller to pay the buyer at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Credit Default Swaps – Selling Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We are exposed to risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  These GLB features are reinsured among various reinsurance counterparties on either a Modco or coinsurance basis.  We cede a portion of the GLB features to LNBAR on a funds withheld Modco basis.  The funds withheld arrangement includes a dynamic hedging strategy designed to mitigate selected risks. Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the changes in embedded derivative GLB reserves assumed by LNBAR caused by those same factors.  The hedge positions are rebalanced based upon changes in these factors as needed.  While we actively manage the hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve assumed by LNBAR due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with the desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 or other indices.  Contract holders may elect to rebalance index options at renewal dates.  At the end of each indexed term, which can be up to 6 years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2019			As of December 31, 2018
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$1,174	$108	$12	$1,528	$33	$9
Foreign currency contracts (1)	2,874	191	51	2,326	167	39
Total cash flow hedges	4,048	299	63	3,854	200	48
Fair value hedges:
Interest rate contracts (1)	546	-	202	553	-	137
Non-Qualifying Hedges
Interest rate contracts (1)	112,921	1,082	219	100,628	464	138
Foreign currency contracts (1)	262	1	3	47	-	-
Equity market contracts (1)	43,283	1,442	664	30,273	676	162
Credit contracts (1)	55	-	-	-	-	-
Embedded derivatives:
GLB direct (2)	-	450	-	-	123	-
GLB ceded (2) (3)	-	60	510	-	72	196
Reinsurance related (4)	-	-	375	-	188	-
Indexed annuity and IUL contracts (2) (5)	-	927	2,585	-	902	1,305
Total derivative instruments	$161,115	$4,261	$4,621	$135,355	$2,625	$1,986

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.
(3)	Reported in other liabilities on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2019
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,341	$53,011	$20,948	$28,841	$500	$114,641
Foreign currency contracts (2)	218	383	961	1,473	101	3,136
Equity market contracts	27,594	7,720	3,762	13	4,194	43,283
Credit contracts	-	55	-	-	-	55
Total derivative instruments
with notional amounts	$39,153	$61,169	$25,671	$30,327	$4,795	$161,115

(1)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 24, 2021.
(2)	As of December 31, 2019, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was February 26, 2050.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

As of December 31, 2019

Cumulative
Fair Value Hedging
Adjustment Included
	Amortized Cost	in the Amortized
	of the Hedged	Cost of the Hedged
	Assets (Liabilities)	Assets (Liabilities)
Line Items in which the Hedged Items are Recorded
Fixed maturity AFS securities, at fair value	$776	$202

The change in our unrealized gain (loss) on derivative instruments within accumulated other comprehensive income (loss) (“AOCI”) (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cumulative effect from adoption of
new accounting standard	-	6	-
Cash flow hedges:
Interest rate contracts	73	(4)	43
Foreign currency contracts	108	44	20
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	3	4	4
Foreign currency contracts (1)	35	27	18
Foreign currency contracts (2)	9	-	9
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss)
	Recognized in Income
	For the Year Ended
	December 31, 2019
	Realized	Net
	Gain	Investment
	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$(828)	$4,962

Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	-	63
Derivatives designated as hedging instruments	-	(63)
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified from AOCI into income	-	3
Foreign currency contracts:
Amount of gain or (loss) reclassified from AOCI into income	9	35

Non-Qualifying Hedges
Interest rate contracts	982	-
Foreign currency contracts	(1)	-
Equity market contracts	(137)	-
Embedded derivatives:
GLB	1	-
Reinsurance related	(626)	-
Indexed annuity and IUL contracts	(742)	-

The gains (losses) on derivative instruments (in millions) recorded within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2018	2017
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$4	$4
Foreign currency contracts (1)	27	18
Foreign currency contracts (2)	-	9
Total cash flow hedges	31	31
Fair value hedges:
Interest rate contracts (1)	(14)	(23)
Interest rate contracts (2)	37	7
Total fair value hedges	23	(16)
Non-Qualifying Hedges
Interest rate contracts (2)	(149)	103
Foreign currency contracts (2)	5	-
Equity market contracts (2)	445	(1,427)
Equity market contracts (3)	(17)	28
Credit contracts (3)	-	1
Embedded derivatives:
GLB(2)	(1)	-
Reinsurance related (2)	292	(141)
Indexed annuity and IUL contracts (2)	81	(400)
Total derivative instruments	$710	$(1,821)

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended
	December 31,
	2018	2017
Offset to net investment income	4	22
Offset to realized gain (loss)	27	9

As of December 31, 2019, $45 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2019 and 2018, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2019, information related to our credit default swaps for which we are the seller (dollars in millions) was as follows:

Credit
		Reason	Nature	Rating of	Number		Maximum
		for	of	Underlying	of	Fair	Potential
Credit Contract Type	Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
Basket credit default swaps	12/20/2024	(3)	(4)	BBB+	1	$1	$55

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody’s, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	Credit default swaps were entered into in order to hedge the liability exposure on certain variable annuity products.
(4)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

As of December 31, 2018, we did not have any exposure related to credit default swaps for which we are the seller.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of	As of
	December 31,	December 31,
	2019	2018
Maximum potential payout	$55	$-
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$55	$-

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post collateral if the market value was less than zero.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2019, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, we and LLANY have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2019 or 2018.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2019		As of December 31, 2018
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$441	$(22)	$33	$(4)
A+	549	(168)	296	(26)
A	36	-	106	(36)
A-	355	-	4	-
BBB+	-	-	177	-
	$1,381	$(190)	$616	$(66)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$2,619	$1,437	$4,056
Gross amounts offset	(708)	-	(708)
Net amount of assets	1,911	1,437	3,348
Gross amounts not offset:
Cash collateral	(1,381)	-	(1,381)
Non-cash collateral	(242)	-	(242)
Net amount	$288	$1,437	$1,725

Financial Liabilities
Gross amount of recognized liabilities	$771	$3,470	$4,241
Gross amounts offset	(15)	-	(15)
Net amount of liabilities	756	3,470	4,226
Gross amounts not offset:
Cash collateral	(190)	-	(190)
Non-cash collateral	-	-	-
Net amount	$566	$3,470	$4,036

	As of December 31, 2018
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,282	$1,285	$2,567
Gross amounts offset	(201)	-	(201)
Net amount of assets	1,081	1,285	2,366
Gross amounts not offset:
Cash collateral	(616)	-	(616)
Non-cash collateral	(58)	-	(58)
Net amount	$407	$1,285	$1,692

Financial Liabilities
Gross amount of recognized liabilities	$806	$1,501	$2,307
Gross amounts offset	(59)	-	(59)
Net amount of liabilities	747	1,501	2,248
Gross amounts not offset:
Cash collateral	(66)	-	(66)
Non-cash collateral	(190)	-	(190)
Net amount	$491	$1,501	$1,992

7.  Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Current	$175	$179	$118
Deferred	(212)	78	(1,405)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Income (loss) before taxes	$577	$1,830	$731
Federal statutory rate	21%	21%	35%
Federal income tax expense (benefit) at federal statutory rate	121	384	256
Effect of:
Tax-preferred investment income (1)	(99)	(87)	(280)
Tax credits	(40)	(39)	(29)
Excess tax benefits from stock-based compensation	(6)	(3)	(8)
Goodwill impairment	-	-	316
Tax impact associated with the Tax Cuts and Jobs Act (2)	(16)	3	(1,526)
Other items	3	(1)	(16)
Federal income tax expense (benefit)	$(37)	$257	$(1,287)
Effective tax rate	-6%	14%	-176%

(1)

Relates primarily to separate account dividends eligible for the dividends-received deduction. As a result of the Tax Cuts and Jobs Act (the “Tax Act”), the recorded tax benefit for the separate account dividends-received deduction was substantially less in 2019 and 2018 as compared to 2017.

(2)

As a result of the enactment of the Tax Act in 2017, we remeasured our existing deferred tax balances at the prevailing corporate federal income tax rate of 21% and recognized a $1.5 billion tax benefit.  In 2018, we recognized a $3 million net tax benefit from the impact of the reduced federal statutory rate under the Tax Act on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $16 million net tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2019	2018
Current	$255	$205
Deferred	(2,605)	(1,421)
Total federal income tax asset (liability)	$(2,350)	$(1,216)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2019	2018
Deferred Tax Assets
Future contract benefits and other contract holder funds	$527	$549
Reinsurance related embedded derivative liability	79	-
Compensation and benefit plans	135	120
Intangibles	26	40
Net operating losses	216	264
Other	14	59
Total deferred tax assets	$997	$1,032
Deferred Tax Liabilities
DAC	$854	$1,380
VOBA	191	302
Net unrealized gain on fixed maturity AFS securities	2,216	333
Net unrealized gain on trading securities	70	25
Investment activity	154	334
Reinsurance related embedded derivative asset	-	39
Deferred gain on business sold through reinsurance	4	34
Other	113	6
Total deferred tax liabilities	$3,602	$2,453
Net deferred tax asset (liability)	$(2,605)	$(1,421)

As of December 31, 2019, we have $1.0 billion of net operating losses to carry forward to future years.  The net operating losses arose in tax year 2018, and under the Tax Act changes, have an unlimited carryforward period.  As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized.  Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2019, and 2018, $41 million and $12 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$12	$11
Increases for prior year tax positions	29	-
Increases for current year tax positions	-	1
Balance as of end-of-year	$41	$12

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2019, 2018 and 2017, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2019 and 2018.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2016 and forward remain open under the applicable statute of limitations.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

8.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$9,509	$7,909	$8,269
Business acquired (sold) through reinsurance	-	(246)	-
Business recaptured through reinsurance	59	-	-
Deferrals	1,900	1,596	1,345
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(922)	(913)	(922)
Unlocking	(471)	(115)	61
Adjustment related to realized (gains) losses	(43)	(42)	(55)
Adjustment related to unrealized (gains) losses	(2,614)	1,320	(789)
Balance as of end-of-year	$7,418	$9,509	$7,909

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$799	$499	$874
Business acquired (sold) through reinsurance	-	(11)	-
Business acquired	-	30	-
Deferrals	6	7	7
Amortization:
Amortization, excluding unlocking	(115)	(127)	(105)
Unlocking	143	(60)	(48)
Accretion of interest (1)	45	48	52
Adjustment related to realized (gains) losses	(1)	(2)	(1)
Adjustment related to unrealized (gains) losses	(550)	415	(280)
Balance as of end-of-year	$327	$799	$499

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2019, was as follows:

2020	$72
2021	66
2022	67
2023	65
2024	61

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$298	$287	$293
Business acquired (sold) through reinsurance	-	(21)	-
Deferrals	26	48	29
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(28)	(30)
Unlocking	(3)	-	(4)
Adjustment related to realized (gains) losses	(2)	(1)	(2)
Adjustment related to unrealized (gains) losses	(10)	13	1
Balance as of end-of-year	$281	$298	$287

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$2,763	$1,429	$1,855
Business recaptured through reinsurance	5	-	-
Deferrals	1,092	874	753
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(533)	(474)	(383)
Unlocking	(426)	(52)	(3)
Adjustment related to realized (gains) losses	(11)	(19)	(18)
Adjustment related to unrealized (gains) losses	(2,244)	1,005	(775)
Balance as of end-of-year	$646	$2,763	$1,429

9.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re Life & Health America, Inc. (“Swiss Re”):

	For the Years Ended December 31,
	2019	2018	2017
Direct insurance premiums and fee income	$13,347	$11,882	$10,103
Reinsurance assumed	97	96	101
Reinsurance ceded	(1,920)	(1,883)	(1,817)
Total insurance premiums and fee income	$11,524	$10,095	$8,387

Direct insurance benefits	$9,482	$8,513	$6,669
Reinsurance recoveries netted against benefits	(1,897)	(2,369)	(1,851)
Total benefits	$7,585	$6,144	$4,818

We and our insurance subsidiaries cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  Reinsurance does not discharge us from our primary obligation to contract holders for losses insured under the policies we issue.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2019, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2019.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers and LNBAR.  The amounts recoverable from reinsurers were $19.2 billion and $19.8 billion as of December 31, 2019 and 2018, respectively.

Protective represents our largest reinsurance exposure following the sale of the Liberty Life Business as discussed in Note 3, which resulted in amounts recoverable from Protective of $11.8 billion and $12.1 billion as of December 31, 2019 and 2018, respectively.  Protective has funded trusts, of which the balance in the trusts changes as a result of ongoing reinsurance activity, to support the business ceded, which totaled $14.7 billion and $13.7 billion as of December 31, 2019 and 2018, respectively.

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $1.3 billion and $1.5 billion as of December 31, 2019 and 2018, respectively.  Swiss Re has funded a trust, with a balance of $2.7 billion as of December 31, 2019, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2019, included $164 million and $31 million, respectively, related to the business sold to Swiss Re.  In addition, the amounts recoverable from LNBAR were $2.4 billion and $2.5 billion as of December 31, 2019 and 2018, respectively.  LNBAR has funded trusts to support the business ceded of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $2.3 billion as of December 31, 2019.

Some portions of our annuity business have been reinsured on a Modco basis with other companies.  In a Modco agreement, we as the ceding company retain the reserves, as well as the assets backing those reserves, and the reinsurer shares proportionally in all financial terms of the reinsured policies based on their respective percentage of the risk.  Effective October 1, 2018, we entered into one such Modco agreement with Athene to reinsure fixed and fixed indexed annuity products, which resulted in a deposit asset of $6.6 billion and $7.5 billion as of December 31, 2019 and 2018, respectively, within other assets on our Consolidated Balance Sheets.  We held investments of $6.9 billion as of December 31, 2019, in support of reserves associated with the transaction in a Modco investment portfolio.  As of December 31, 2019, the portfolio included trading securities, fixed maturity AFS securities, commercial mortgage loans, derivative investments, other investments, cash, accrued investment income and equity securities that had carrying values of $3.5 billion, $2.3 billion, $698 million, $130 million, $94 million, $62 million, $57 million and $14 million, respectively.   In addition, the portfolio was supported by $201 million of over-collateralization and a $200 million letter of credit as of December 31, 2019. As described in Note 1, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $30 million and $8 million of the gain during 2019 and 2018, respectively.

In repositioning the Modco investment portfolio, purchases of securities classified as trading during 2019 primarily resulted in negative cash flows from operating activities that were largely offset by sales of securities classified as fixed maturity AFS within investing activities in our Consolidated Statements of Cash Flows.

See Note 6 for information on reinsurance related embedded derivatives.

10.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	688	-	(4)	-	684
Total goodwill	$3,934	$(2,152)	$(4)	$-	$1,778

	For the Year Ended December 31, 2018
	Gross	Accumulated
	Goodwill	Impairment			Net
	as of	as of	Acquisition		Goodwill
	Beginning-	Beginning-	Accounting		as of End-
	of-Year	of-Year	Adjustments	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$-	$440
Retirement Plan Services	20	-	-	-	20
Life Insurance	2,186	(1,552)	-	-	634
Group Protection	274	-	414	-	688
Total goodwill	$3,520	$(2,152)	$414	$-	$1,782

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2019 and 2018, we performed our annual quantitative goodwill impairment test for our reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value for Annuities, Retirement Plan Services, Life Insurance and Group Protection.

As of October 1, 2017, the date of our annual quantitative assessment of goodwill, our Annuities, Retirement Plan Services and Group Protection reporting units had fair values that exceeded the carrying value of each reporting unit. Our early adoption of ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” resulted in impairment of the Life Insurance reporting unit goodwill of $905 million during the fourth quarter of 2017 driven primarily from the impact of the December 22, 2017, enactment of the Tax Act that increased the carrying value of the Life Insurance reporting unit in excess of its fair value.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2019		As of December 31, 2018
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Retirement Plan Services:
Mutual fund contract rights (1)	$5	$-	$5	$-
Life Insurance:
Sales force	100	55	100	51
Group Protection:
VOCRA	576	25	576	5
VODA	31	2	31	-
Insurance licenses (1)	3	-	3	-
Total	$715	$82	$715	$56

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2019, was as follows:

2020	$37
2021	37
2022	37
2023	37
2024	37
Thereafter	440

11.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2019 (1)	2018 (1)
Return of Net Deposits
Total account value	$101,601	$89,783
Net amount at risk (2)	71	1,002
Average attained age of contract holders	65 years	65 years

Minimum Return
Total account value	$92	$88
Net amount at risk (2)	13	18
Average attained age of contract holders	77 years	77 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$25,763	$23,365
Net amount at risk (2)	384	2,007
Average attained age of contract holders	71 years	71 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$161	$100	$110
Changes in reserves	(24)	77	8
Benefits paid	(20)	(16)	(18)
Balance as of end-of-year	$117	$161	$100

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2019	2018
Asset Type
Domestic equity	$64,093	$54,060
International equity	19,852	18,359
Fixed income	41,405	37,942
Total	$125,350	$110,361

Percent of total variable annuity separate account values	98%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 35% and 33% of total life insurance in-force reserves as of December 31, 2019 and 2018, respectively.  UL and VUL products with secondary guarantees represented 27%, 36% and 27% of total life insurance sales for the years ended December 31, 2019, 2018 and 2017, respectively.

12.  Liability for Unpaid Claims

The liability for unpaid claims consists primarily of long-term disability claims and is reported in future contract benefits on our Consolidated Balance Sheets.  Changes in the liability for unpaid claims (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Balance as of beginning-of-year	$5,335	$2,222	$2,242
Reinsurance recoverable	143	57	69
Net balance as of beginning-of-year	5,192	2,165	2,173
Business acquired (1)	-	2,842	-
Incurred related to:
Current year	3,193	2,531	1,346
Prior years:
Interest	151	120	69
All other incurred (2)	(308)	(208)	(76)
Total incurred	3,036	2,443	1,339
Paid related to:
Current year	(1,518)	(1,197)	(798)
Prior years	(1,310)	(1,061)	(549)
Total paid	(2,828)	(2,258)	(1,347)
Net balance as of end-of-year	5,400	5,192	2,165
Reinsurance recoverable	152	143	57
Balance as of end-of-year	$5,552	$5,335	$2,222

(1)	Represents acquired group life and disability reserves, net, as of May 1, 2018. See Note 3 for additional information.
(2)

All other incurred is primarily impacted by the level of claim resolutions in the period compared to that which is expected by the reserve assumption. A negative number implies a favorable result where claim resolutions were more favorable than assumed. Our claim resolution rate assumption used in determining reserves is our expectation of the resolution rate we will experience over the long-term life of the block of claims. It will vary from actual experience in any one period, both favorably and unfavorably.

The interest rate assumption used for discounting long-term claim reserves is an important part of the reserving process due to the long benefit period for these claims.  Interest accrued on prior years’ reserves has been calculated on the opening reserve balance less one-half of the prior years’ incurred claim payments at our average reserve discount rate.

Long-term disability benefits may extend for many years, and claim development schedules do not reflect these longer benefit periods.  As a result, we use longer term retrospective runoff studies, experience studies and prospective studies to develop our liability estimates.  Long-term disability reserves are discounted using rates ranging from 3.25% to 5%. The discount rates vary by year of claim incurral.

13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2019	2018
Short-Term Debt
Short-term debt (1)	$609	$288

Long-Term Debt, Excluding Current Portion
9.76% surplus note, due 2024	$50	$50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	613	600
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 155 bps surplus note, due 2037	25	25
4.20% surplus note, due 2037	50	50
LIBOR + 100 bps surplus note, due 2037	284	312
4.225% surplus note, due 2037	28	-
4.50% surplus note, due 2038	13	13
Total long-term debt	$2,414	$2,401

(1)	The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2019, were as follows:

2020	$-
2021	-
2022	-
2023	-
2024	50
Thereafter	2,364
Total	$2,414

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2019, was $613 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2017, we issued a surplus note of $25 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 155 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 1, 2017, we issued a surplus note of $50 million to LNC.  The note calls for us to pay the principal amount of the note on or before July 1, 2037, and interest to be paid quarterly at an annual rate of 4.20%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.  On June 15, 2017, the surplus note was amended to include repayment terms stating subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.  The outstanding principal amount as of December 31, 2019, was $284 million due to executing our right to repay the surplus note in part to LNC.

On July 1, 2018, we issued a surplus note of $13 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 30, 2038, and interest to be paid quarterly at an annual rate of 4.50%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On July 1, 2019, we issued a surplus note of $28 million to LNC.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of 4.225%.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

Credit Facilities and Letters of Credit

Credit facilities, which allow for borrowing or issuances of letters of credit (“LOCs”), and LOCs (in millions) were as follows:

		As of December 31, 2019
	Expiration	Maximum	LOCs
	Date	Available	Issued
Credit Facilities
Five-year revolving credit facility	July 31, 2024	$2,250	$340
LOC facility (1)	August 26, 2031	990	965
LOC facility (1)	October 1, 2031	982	982
Total		$4,222	$2,287

(1)	Our wholly-owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements.

On July 31, 2019, LNC refinanced its existing credit facility with a syndicate of banks.  This facility (the “credit facility”) allows for the issuance of LOCs and borrowing of up to $2.25 billion.  The credit facility is unsecured and has a commitment termination date of July 31, 2024.  The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement governing the credit facility contains or includes:

•

Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;

•

Financial covenants including maintenance by LNC of a minimum consolidated net worth (as defined in the credit agreement) equal to the sum of $10.6 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries as set forth in the credit agreement; and a debt-to-capital ratio as defined in accordance with the credit facility not to exceed 0.35 to 1.00;

•	A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the credit agreement; and
•	Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable.  As of December 31, 2019, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets.  Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid.  Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.  The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults.  Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable.  As of December 31, 2019, we were in compliance with all such covenants.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2019.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL’s financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2019, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $90 million.  Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Certain reinsurers have sought rate increases on certain yearly renewable term treaties.  We are disputing the requested rate increases under these treaties.  We have initiated and will initiate arbitration proceedings, as necessary, under these treaties in order to protect our contractual rights.  Additionally, reinsurers may initiate arbitration proceedings against us.  We believe it is unlikely the outcome of these disputes will have a material adverse effect on our financial condition.  For more information about reinsurance, see Note 9.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  On January 11, 2019, the court dismissed Plaintiff’s complaint in its entirety.  In response, Plaintiff filed a motion for leave to amend the complaint, which we have opposed.

Hanks v. The Lincoln Life and Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the vigorous defense of this action.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:17-cv-02592, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 2:16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017.  In addition to consolidating a number of existing matters, the order also covers any future cases filed in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2016.  Plaintiffs seek to represent classes of policyowners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National 2017 COI Rate Litigation, Master File No. 2:17-cv-04150 is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order of the court in March 2018.  Plaintiffs own universal life insurance policies originally issued by former Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL and LNC breached the terms of policyholders’ contracts by increasing non-guaranteed cost of insurance rates beginning in 2017.  Plaintiffs seek to represent classes of policyholders and seek damages on their behalf.  We are vigorously defending this matter.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018.  Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

LSH Co. and Wells Fargo Bank, National Association, as securities intermediary for LSH Co. v. Lincoln National Corporation and The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-05529, is a civil action filed on December 21, 2018.  Plaintiffs own universal life insurance policies originally issued by Jefferson-Pilot (now LNL).  Plaintiffs allege that LNL breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates in 2016 and 2017.  We are vigorously defending this matter.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Commitments

Leases

We recognized operating lease ROU assets of $202 million and associated lease liabilities of $208 million as of December 31, 2019.   We classified the operating lease ROU assets within other assets and the lease liabilities within other liabilities on our Consolidated Balance Sheets.  The weighted-average discount rate and remaining lease term were 3.2% and 6 years, respectively, as of December 31, 2019.  Operating lease expense for the years ended December 31, 2019, 2018 and 2017, was $46 million,  $43 million and $36 million, respectively, and reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

As of December 31, 2019, the net book value of assets recorded as finance leases was $128 million, and the associated accumulated amortization was $345 million.  These transactions have been classified as other assets on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets’ remaining lives.  The weighted-average discount rate and remaining lease term were 2.2% and 2 years, respectively, as of December 31, 2019.

Finance lease expense (in millions) was as follows:

For the Year Ended
December 31,
2019

Amortization of ROU assets (1)	$67
Interest on lease liabilities (2)	13
Total	$80

(1)	Amortization of ROU assets is reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Interest on lease liabilities is reported in interest and debt expense on our Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to leases:

For the Year Ended
December 31,
2019
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows from operating leases	$47
Financing cash flows from finance leases	96

Supplemental Non-cash Information
ROU assets obtained in exchange for new lease obligations:
Operating leases	$78

Our future minimum lease payments (in millions) under non-cancellable leases as of December 31, 2019, were as follows:

	Operating	Finance
	Leases	Leases
2020	$44	$56
2021	40	66
2022	35	66
2023	32	90
2024	26	17
Thereafter	65	12
Total future minimum lease payments	242	307
Less: Amount representing interest	34	26
Present value of minimum lease payments	$208	$281

As of December 31, 2019, we had no leases that had not yet commenced.

Vulnerability from Concentrations

As of December 31, 2019, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.  For information on our investment and reinsurance concentrations, see Notes 5 and 9, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(13) million and $(18) million as of December 31, 2019 and 2018, respectively.

15.  Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$536	$3,283	$1,687
Cumulative effect from adoption of new accounting standards	-	634	-
Unrealized holding gains (losses) arising during the year	8,856	(5,995)	2,872
Change in foreign currency exchange rate adjustment	46	(107)	134
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(2,460)	1,748	(703)
Income tax benefit (expense)	(1,370)	923	(745)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(26)	(44)	(40)
Associated amortization of DAC, VOBA, DSI and DFEL	(11)	(19)	(19)
Income tax benefit (expense)	8	13	21
Balance as of end-of-year	$5,637	$536	$3,283
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$29	$39	$22
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	-	9	-
Gross OTTI recognized in OCI during the year	(14)	-	-
Change in DAC, VOBA, DSI and DFEL	1	-	-
Income tax benefit (expense)	3	-	-
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	30	(18)	34
Change in DAC, VOBA, DSI and DFEL	(2)	(5)	(7)
Income tax benefit (expense)	(7)	4	(10)
Balance as of end-of-year	$40	$29	$39
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$119	$27	$93
Cumulative effect from adoption of new accounting standard	-	6	-
Unrealized holding gains (losses) arising during the year	181	40	63
Change in foreign currency exchange rate adjustment	(52)	111	(137)
Change in DAC, VOBA, DSI and DFEL	(5)	(14)	1
Income tax benefit (expense)	(26)	(29)	26
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	47	31	31
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	(3)	(2)
Income tax benefit (expense)	(9)	(6)	(10)
Balance as of end-of-year	$181	$119	$27
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(25)	$(22)	$(20)
Cumulative effect from adoption of new accounting standard	-	(5)	-
Adjustment arising during the year	4	3	(4)
Income tax benefit (expense)	(1)	(1)	2
Balance as of end-of-year	$(22)	$(25)	$(22)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019	2018	2017
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(26)	$(44)	$(40)	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(11)	(19)	(19)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(37)	(63)	(59)	operations before taxes
Income tax benefit (expense)	8	13	21	Federal income tax expense (benefit)
Reclassification, net of income tax	$(29)	$(50)	$(38)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$4	$7	$5	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(1)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	4	7	4	operations before taxes
Income tax benefit (expense)	(1)	(1)	(1)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$6	$3	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$3	$4	$4	Net investment income
Foreign currency contracts	35	27	18	Net investment income
Foreign currency contracts	9	-	9	Total realized gain (loss)
Total gross reclassifications	47	31	31
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	(3)	(2)	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	45	28	29	operations before taxes
Income tax benefit (expense)	(9)	(6)	(10)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$36	$22	$19	Net income (loss)

16.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2019	2018	2017
Commissions	$2,566	$2,271	$1,998
General and administrative expenses	2,152	1,910	1,715
Expenses associated with reserve financing and unrelated LOCs	52	64	57
DAC and VOBA deferrals and interest, net of amortization	(586)	(436)	(390)
Broker-dealer expenses	372	358	329
Specifically identifiable intangible asset amortization	26	9	4
Taxes, licenses and fees	353	322	254
Acquisition and integration costs related to mergers and acquisitions	130	85	-
Total	$5,065	$4,583	$3,967

17.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements. In accordance with such practice, we were not required to make contributions but elected to contribute zero and $8 million for the years ended December 31, 2019 and 2018, respectively.  We do not expect to be required to make any contributions to these pension plans in 2020.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $6  million, $6 million and $5 million during 2019, 2018 and 2017, respectively.  In 2020, we expect the plans to make benefit payments of approximately $10 million.

Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2019	2018	2019	2018

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$109	$107	$9	$8
Projected benefit obligation	115	112	10	10
Funded status	$(6)	$(5)	$(1)	$(2)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$-	$-	$-	$-
Other liabilities	(6)	(5)	(1)	(2)
Net amount recognized	$(6)	$(5)	$(1)	$(2)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	3.50%	4.50%	3.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	4.50%	4.50%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2019, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans’ target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans’ assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2019	2018

Fixed maturity securities:
Corporate bonds	$-	$1
U.S. government bonds	83	87
Cash and invested cash	26	19
Other investments	9	8
Total	$118	$115

See “Fair Value Measurement” in Note 1 for discussion on how we categorize our pension plans’ assets into the three-level fair value hierarchy.  See “Financial Instruments Carried at Fair Value” in Note 20 for a summary of our fair value measurement of our pension plans’ assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense (benefit) for these plans was  $10 million, $(4) million and $7 million for the years ended December 31, 2019, 2018 and 2017, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $101  million, $90 million and $85 million, for the years ended December 31, 2019, 2018 and 2017, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  Our expense for these plans was $22 million, $12 million and $27 million for the years ended December 31, 2019, 2018 and 2017, respectively.  For further discussion of total return swaps related to our deferred compensation plans, see Note 6.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2019	2018
Total liabilities (1)	$579	$487
Investments dedicated to fund liabilities (2)	202	170

(1)	Reported in other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other assets on our Consolidated Balance Sheets.

18.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares, stock appreciation rights (“SARs”) and restricted stock units (“RSUs”).  LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Stock options	$8	$5	$9
Performance shares	16	14	12
SARs	-	(1)	2
RSUs	35	30	24
Total	$59	$48	$47

Recognized tax benefit	$12	$10	$16

19.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, LLANY, LLACB, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2019	2018
U.S. capital and surplus	$8,425	$8,330

	For the Years Ended December 31,
	2019	2018	2017
U.S. net gain (loss) from operations, after-tax	$379	$686	$1,312
U.S. net income (loss)	359	1,013	1,452
U.S. dividends to LNC holding company	600	910	954

Comparison of 2019 to 2018

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, unfavorable reserve strain on certain products, and integration costs incurred as part of the acquisition of Liberty Life.  See Note 3 for information regarding the acquisition.

Comparison of 2018 to 2017

Statutory net income (loss) decreased due primarily to lower dividends from affiliates, acquisition and integration costs incurred as part of the acquisition of Liberty Life and unfavorable reserve strain on certain products.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP.  One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2019 and 2018.  Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2019.  Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance treaties with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2019.  These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2019	2018
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$24	$36
Conservative valuation rate on certain annuities	(49)	(55)
Vermont Subsidiaries Permitted Practices (1)
Lesser of LOC and XXX additional reserve as surplus	1,947	1,959
LLC notes and variable value surplus notes	1,648	1,634
Excess of loss reinsurance treaties	419	330

(1)	These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48 or are compliant under AG48 requirements.

The NAIC has adopted RBC requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2019, the Company’s RBC ratio was in excess of four times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL’s subsidiaries, LLANY, a New York-domiciled insurance company, and LLACB, a New Hampshire-domiciled company, are bound by similar restrictions, under the laws of New York and New Hampshire, respectively.  Under both New York and New Hampshire law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends to LNC of approximately $815 million in 2020 without prior approval from the Commissioner of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

20.    Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2019		As of December 31, 2018
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$103,773	$103,773	$92,787	$92,787
Trading securities	4,602	4,602	1,869	1,869
Equity securities	103	103	99	99
Mortgage loans on real estate	16,244	16,774	13,190	13,020
Derivative investments (1)	1,911	1,911	1,081	1,081
Other investments	2,554	2,554	1,951	1,951
Cash and invested cash	1,879	1,879	1,848	1,848
Reinsurance related embedded derivatives	-	-	188	188
Other assets:
GLB direct embedded derivatives	450	450	123	123
GLB ceded embedded derivatives	60	60	72	72
Indexed annuity ceded embedded derivatives	927	927	902	902
Separate account assets	153,571	153,571	132,833	132,833

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2,585)	(2,585)	(1,305)	(1,305)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(1,900)	(1,900)	(542)	(542)
Account values of certain investment contracts	(38,606)	(46,781)	(34,500)	(36,321)
Short-term debt	(609)	(609)	(288)	(288)
Long-term debt	(2,414)	(2,714)	(2,401)	(2,519)
Reinsurance related embedded derivatives	(375)	(375)	-	-
Other liabilities:
Derivative liabilities (1)	(238)	(238)	(226)	(226)
GLB ceded embedded derivatives	(510)	(510)	(196)	(196)
Benefit Plans’ Assets (2)	118	118	115	115

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for information regarding our benefit plans.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy.  The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments.  The inputs used to measure the fair value of these assets are classified as Level 1 within the fair value hierarchy.

Separate Account Assets

Separate account assets are primarily carried at fair value.  A portion of our separate account assets includes LPs, which are accounted for using the equity method of accounting.  The carrying value is based on our proportional share of the net assets of the LPs and approximates fair value.  The inputs used to measure the fair value of the separate account asset LPs are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2019 and 2018, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2019 or 2018, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$80,801	$6,978	$87,779
U.S. government bonds	391	7	5	403
State and municipal bonds	-	5,685	-	5,685
Foreign government bonds	-	298	90	388
RMBS	-	2,997	11	3,008
CMBS	-	1,082	1	1,083
ABS	-	4,615	268	4,883
Hybrid and redeemable preferred securities	77	389	78	544
Trading securities	50	3,886	666	4,602
Equity securities	25	48	30	103
Derivative investments (1)	-	1,089	1,735	2,824
Cash and invested cash	-	1,879	-	1,879
Other assets:
GLB direct embedded derivatives	-	-	450	450
GLB ceded embedded derivatives	-	-	60	60
Indexed annuity ceded embedded derivatives	-	-	927	927
Separate account assets	644	152,916	-	153,560
Total assets	$1,187	$255,692	$11,299	$268,178

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2,585)	$(2,585)
Reinsurance related embedded derivatives	-	(375)	-	(375)
Other liabilities:
Derivative liabilities (1)	-	(284)	(867)	(1,151)
GLB ceded embedded derivatives	-	-	(510)	(510)
Total liabilities	$-	$(659)	$(3,962)	$(4,621)

Benefit Plans’ Assets	$-	$118	$-	$118

	As of December 31, 2018
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$73,897	$5,652	$79,549
U.S. government bonds	368	18	-	386
State and municipal bonds	-	5,184	-	5,184
Foreign government bonds	-	335	109	444
RMBS	-	3,157	7	3,164
CMBS	-	801	2	803
ABS	-	2,544	134	2,678
Hybrid and redeemable preferred securities	66	438	75	579
Trading securities	43	1,759	67	1,869
Equity securities	16	58	25	99
Derivative investments (1)	-	636	704	1,340
Cash and invested cash	-	1,848	-	1,848
Reinsurance related embedded derivatives	-	188	-	188
Other assets:
GLB direct embedded derivatives	-	-	123	123
GLB ceded embedded derivatives	-	-	72	72
Indexed annuity ceded embedded derivatives	-	-	902	902
Separate account assets	665	132,135	-	132,800
Total assets	$1,158	$222,998	$7,872	$232,028

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,305)	$(1,305)
Other liabilities:
Derivative liabilities (1)	-	(314)	(171)	(485)
GLB ceded embedded derivatives	-	-	(196)	(196)
Total liabilities	$-	$(314)	$(1,672)	$(1,986)

Benefit Plans’ Assets	$-	$115	$-	$115

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,652	$3	$177	$1,195	$(49)	$6,978
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	109	-	6	(25)	-	90
RMBS	7	-	-	21	(17)	11
CMBS	2	1	-	5	(7)	1
ABS	134	-	1	619	(486)	268
Hybrid and redeemable
preferred securities	75	-	3	-	-	78
Trading securities	67	17	-	850	(268)	666
Equity securities	25	(12)	-	17	-	30
Derivative investments	533	9	164	162	-	868
Other assets: (6)
GLB direct embedded derivatives	123	327	-	-	-	450
GLB ceded embedded derivatives	72	(12)	-	-	-	60
Indexed annuity ceded embedded derivatives	902	158	-	(133)	-	927
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,305)	(900)	-	(380)	-	(2,585)
Other liabilities – GLB ceded embedded
derivatives (6)	(196)	(314)	-	-	-	(510)
Total, net	$6,200	$(723)	$351	$2,331	$(822)	$7,337

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net (2)	Net (3)(4)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$5,350	$10	$(198)	$542	$(52)	$5,652
U.S. government bonds	5	-	-	(5)	-	-
Foreign government bonds	110	-	(1)	-	-	109
RMBS	12	-	-	7	(12)	7
CMBS	6	-	-	35	(39)	2
ABS	117	-	-	223	(206)	134
Hybrid and redeemable
preferred securities	76	-	(1)	-	-	75
Equity AFS securities	161	-	-	-	(161)	-
Trading securities	49	(5)	-	30	(7)	67
Equity securities	-	(1)	-	-	26	25
Derivative investments	30	168	(74)	409	-	533
Other assets: (6)
GLB direct embedded derivatives	903	(780)	-	-	-	123
GLB ceded embedded derivatives	51	21	-	-	-	72
Indexed annuity ceded embedded derivatives	11	(117)	-	1,008	-	902
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,418)	198	-	(85)	-	(1,305)
Other liabilities – GLB ceded embedded
derivatives (6)	(954)	758	-	-	-	(196)
Total, net	$4,509	$252	$(274)	$2,164	$(451)	$6,200

	For the Year Ended December 31, 2017
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (3)	Value
Investments: (5)
Fixed maturity AFS securities:
Corporate bonds	$4,809	$17	$199	$(45)	$370	$5,350
U.S. government bonds	-	-	-	-	5	5
Foreign government bonds	111	-	(1)	-	-	110
RMBS	3	-	-	19	(10)	12
CMBS	7	-	1	54	(56)	6
ABS	101	-	-	124	(108)	117
State and municipal bonds	-	(1)	-	-	1	-
Hybrid and redeemable
preferred securities	76	-	14	-	(14)	76
Equity AFS securities	177	1	(3)	(13)	(1)	161
Trading securities	65	3	8	(26)	(1)	49
Derivative investments	(93)	(27)	127	23	-	30
Other assets: (6)
GLB direct embedded derivatives	-	903	-	-	-	903
GLB ceded embedded derivatives	371	(320)	-	-	-	51
Indexed annuity ceded embedded derivatives	-	-	-	11	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (6)	(1,139)	(400)	-	121	-	(1,418)
Other liabilities: (6)
GLB direct embedded derivatives	(371)	371	-	-	-	-
GLB ceded embedded derivatives	-	(954)	-	-	-	(954)
Total, net	$4,117	$(407)	$345	$268	$186	$4,509

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).
(2)	Issuances, sales, maturities, settlements, calls, net, includes financial instruments acquired in the Liberty Life transaction as follows: corporate bonds of $67 million and ABS of $17 million.
(3)

Transfers into or out of Level 3 for fixed maturity AFS and trading securities are reported at amortized cost as of the beginning-of-year.  For fixed maturity AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(4)	Transfers into or out of Level 3 for FHLB stock between equity securities and other investments are reported at cost on our Consolidated Balance Sheets.
(5)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(6)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,502	$(45)	$(78)	$(154)	$(30)	$1,195
Foreign government bonds	-	-	(25)	-	-	(25)
RMBS	21	-	-	-	-	21
CMBS	7	-	-	(2)	-	5
ABS	646	(8)	-	(19)	-	619
Trading securities	872	-	-	(22)	-	850
Equity securities	50	(33)	-	-	-	17
Derivative investments	555	(61)	(332)	-	-	162
Other assets – indexed annuity ceded
embedded derivatives	56	-	-	(189)	-	(133)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(591)	-	-	211	-	(380)
Total, net	$3,118	$(147)	$(435)	$(175)	$(30)	$2,331

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,068	$(171)	$(3)	$(275)	$(77)	$542
U.S. government bonds	-	(5)	-	-	-	(5)
RMBS	7	-	-	-	-	7
CMBS	39	-	-	(4)	-	35
ABS	240	(17)	-	-	-	223
Trading securities	54	(24)	-	-	-	30
Equity securities	1	(1)	-	-	-	-
Derivative investments	365	465	(421)	-	-	409
Other assets – indexed annuity ceded
embedded derivatives	1,030	-	-	(22)	-	1,008
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(284)	-	-	199	-	(85)
Total, net	$2,520	$247	$(424)	$(102)	$(77)	$2,164

	For the Year Ended December 31, 2017
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$850	$(448)	$(98)	$(205)	$(144)	$(45)
RMBS	19	-	-	-	-	19
CMBS	55	-	-	(1)	-	54
ABS	124	-	-	-	-	124
Equity AFS securities	18	(31)	-	-	-	(13)
Trading securities	2	(27)	-	(1)	-	(26)
Derivative investments	197	233	(407)	-	-	23
Other assets – indexed annuity ceded
embedded derivatives	11	-	-	-	-	11
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(71)	-	-	192	-	121
Total, net	$1,205	$(273)	$(505)	$(15)	$(144)	$268

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Derivative investments	$168	$90	$(266)
Embedded derivatives:
Indexed annuity and IUL contracts	(97)	(38)	(14)
Other assets – GLB direct and ceded	1,015	(75)	1,904
Other liabilities – GLB direct and ceded	(1,015)	75	(1,904)
Total, net (1)	$71	$52	$(280)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$173	$(222)	$(49)
U.S. government bonds	5	-	5
RMBS	-	(17)	(17)
CMBS	-	(7)	(7)
ABS	9	(495)	(486)
Trading securities	5	(273)	(268)
Total, net	$192	$(1,014)	$(822)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$78	$(130)	$(52)
RMBS	-	(12)	(12)
CMBS	1	(40)	(39)
ABS	-	(206)	(206)
Equity AFS securities	-	(161)	(161)
Trading securities	-	(7)	(7)
Equity securities	26	-	26
Total, net	$105	$(556)	$(451)

	For the Year Ended December 31, 2017
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$458	$(88)	$370
U.S. government bonds	5	-	5
RMBS	-	(10)	(10)
CMBS	3	(59)	(56)
ABS	44	(152)	(108)
State and municipal bonds	2	(1)	1
Hybrid and redeemable preferred securities	-	(14)	(14)
Equity AFS securities	-	(1)	(1)
Trading securities	4	(5)	(1)
Total, net	$516	$(330)	$186

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2019, 2018 and 2017, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.  In 2018, transfers into or out of Level 3 also included FHLB stock between equity securities and other investments at cost on our Consolidated Balance Sheets.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2019:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$2,996	Discounted cash flow	Liquidity/duration adjustment (1)	0.1%	-	6.4%
Foreign government bonds	52	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.5%
ABS	22	Discounted cash flow	Liquidity/duration adjustment (1)	3.0%	-	3.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	1.4%	-	1.4%
Equity securities	21	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.2%
Other assets:
GLB direct and ceded
embedded derivatives	510	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
Indexed annuity ceded
embedded derivatives	927	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Liabilities
Future contract benefits – indexed
annuity and IUL contracts
embedded derivatives	$(2,585)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities – GLB ceded
embedded derivatives	(510)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.01%	-	0.27%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	28%
(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see “Summary of Significant Accounting Policies” above.

21.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  As discussed in Note 3, we completed the acquisition of Liberty Life during the second quarter of 2018.  Related results are included within the Group Protection segment.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; debt costs; strategic digitization expense; and other corporate investments.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities (“gain (loss) on the mark-to-market on certain instruments”);
▪	GLB rider fees ceded to LNBAR;
▪	The net valuation premium of the GLB attributed rider fees;

▪

Changes in the fair value of the embedded derivative liabilities related to index options we may purchase or sell in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value (“indexed annuity forward-starting option”); and

▪	Changes in the fair value of equity securities;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and
•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rates of 21% and 35%, where applicable, while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our segment measures of performance to the GAAP measures presented in our consolidated results of operations.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Revenues
Operating revenues:
Annuities	$4,240	$4,025	$4,034
Retirement Plan Services	1,186	1,164	1,152
Life Insurance	6,999	6,489	6,128
Group Protection	4,587	3,756	2,200
Other Operations	199	209	263
Excluded realized gain (loss), pre-tax	(1,019)	(285)	(630)
Amortization of deferred gain arising from reserve changes
on business sold through reinsurance, pre-tax	-	-	1
Total revenues	$16,192	$15,358	$13,148

	For the Years Ended December 31,
	2019	2018	2017
Net Income (Loss)
Income (loss) from operations:
Annuities	$987	$1,122	$1,072
Retirement Plan Services	162	160	142
Life Insurance	267	530	522
Group Protection	237	186	103
Other Operations	(148)	(130)	(30)
Excluded realized gain (loss), after-tax	(804)	(225)	(409)
Gain (loss) on early extinguishment of debt, after-tax	-	-	(3)
Net impact from the Tax Cuts and Jobs Act	16	(3)	1,526
Impairment of intangibles, after-tax	-	-	(905)
Acquisition and integration costs related to mergers and acquisitions, after-tax	(103)	(67)	-
Net income (loss)	$614	$1,573	$2,018

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2019	2018	2017
Net Investment Income
Annuities	$1,070	$947	$982
Retirement Plan Services	917	892	893
Life Insurance	2,494	2,546	2,496
Group Protection	306	259	167
Other Operations	175	200	222
Total net investment income	$4,962	$4,844	$4,760

	For the Years Ended December 31,
	2019	2018	2017
Amortization of DAC and VOBA, Net of Interest
Annuities	$427	$347	$402
Retirement Plan Services	25	27	26
Life Insurance	757	701	455
Group Protection	111	92	79
Total amortization of DAC and VOBA, net of interest	$1,320	$1,167	$962

	For the Years Ended December 31,
	2019	2018	2017
Federal Income Tax Expense (Benefit)
Annuities	$148	$187	$198
Retirement Plan Services	21	28	50
Life Insurance	50	116	236
Group Protection	63	50	55
Other Operations	(61)	(48)	(78)
Excluded realized gain (loss)	(215)	(61)	(220)
Gain (loss) on early extinguishment of debt	-	-	(2)
Net impact from the Tax Cuts and Jobs Act	(16)	3	(1,526)
Acquisition and integration costs related to
mergers and acquisitions	(27)	(18)	-
Total federal income tax expense (benefit)	$(37)	$257	$(1,287)

	As of December 31,
	2019	2018
Assets
Annuities	$166,639	$145,462
Retirement Plan Services	40,190	35,742
Life Insurance	93,327	82,153
Group Protection	9,468	8,495
Other Operations	26,392	27,293
Total assets	$336,016	$299,145

22.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2019	2018	2017
Interest paid	$152	$154	$123
Income taxes paid (received)	245	192	215
Significant non-cash investing and financing transactions:
Reduction of other assets in connection with
the expiration of an affiliate repurchase agreement	(150)	-	-
Acquisition of note receivable from affiliate	392	31	74
Investments received in financing transactions	-	263	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	40	58	109
Carrying value of liability	(40)	(58)	(109)
Net asset (liability) from exchange	$-	$-	$-

23.  Quarterly Results of Operations (Unaudited)

The unaudited quarterly results of operations (in millions) were as follows:

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,
2019
Total revenues	$3,764	$3,928	$4,227	$4,273
Total expenses	3,646	3,686	4,526	3,757
Net income (loss)	133	222	(201)	460

2018
Total revenues	$3,404	$3,852	$4,039	$4,063
Total expenses	2,921	3,357	3,619	3,631
Net income (loss)	407	420	378	368

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

	As of December 31,
	2019	2018
Assets with affiliates:
Inter-company notes	$1,557	$1,512	Fixed maturity AFS securities
Ceded reinsurance contracts	(115)	(188)	Deferred acquisition costs and value of
			business acquired
Accrued inter-company interest receivable	6	11	Accrued investment income
Ceded reinsurance contracts	2,473	2,574	Reinsurance recoverables
Ceded reinsurance contracts	-	191	Reinsurance related embedded derivatives
Ceded reinsurance contracts	228	235	Other assets
Cash management agreement	1,227	112	Other assets
Service agreement receivable	6	5	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	26	29	Future contract benefits
Assumed reinsurance contracts	390	400	Other contract holder funds
Ceded reinsurance contracts	(38)	(46)	Other contract holder funds
Inter-company short-term debt	609	288	Short-term debt
Inter-company long-term debt	2,414	2,401	Long-term debt
Ceded reinsurance contracts	46	-	Reinsurance related embedded derivatives
Ceded reinsurance contracts	3,757	3,120	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	497	325	Other liabilities
Accrued inter-company interest payable	5	13	Other liabilities
Service agreement payable	22	56	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2019		2018	2017
Revenues with affiliates:
Premiums received on assumed (paid on ceded)	$
reinsurance contracts		(407)	$(404)	$(393)	Insurance premiums
Fees for management of general account		(133)	(106)	(100)	Net investment income
Net investment income on ceded funds withheld treaties		(139)	(123)	(84)	Net investment income
Net investment income on inter-company notes		53	49	42	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives		(305)	709	(1,055)	Realized gain (loss)
Other gains (losses)		(301)	237	(150)	Realized gain (loss)
Reinsurance related settlements		472	(1,189)	951	Realized gain (loss)
Amortization of deferred gain (loss) on reinsurance
contracts		(4)	(5)	(5)	Amortization of deferred gain
					on business sold through
					reinsurance
Benefits and expenses with affiliates:
Interest credited on assumed reinsurance contracts		60	57	67	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance		(254)	(610)	(299)	Benefits
Ceded reinsurance contracts		(19)	(8)	(12)	Commissions and other
					expenses
Service agreement payments		15	3	3	Commissions and other
					expenses
Interest expense on inter-company debt		130	126	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of December 31, 2019.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 9, we cede insurance contracts to LNBAR.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 6, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $115 million and $1.2 billion as of December 31, 2019 and 2018, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

Lincoln Life Flexible Premium Variable Life Account R

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$7,462,855	$7,462,855	$7,462,855
AB VPS Growth and Income Portfolio - Class A	10,415,651	10,415,651	10,415,651
AB VPS International Value Portfolio - Class A	3,011,624	3,011,624	3,011,624
AB VPS Large Cap Growth Portfolio - Class A	4,636,708	4,636,708	4,636,708
AB VPS Small/Mid Cap Value Portfolio - Class A	28,164,431	28,164,431	28,164,431
American Century VP Balanced Fund - Class I	15,179,635	15,179,635	15,179,635
American Century VP Inflation Protection Fund - Class I	6,610,406	6,610,406	6,610,406
American Funds Global Growth Fund - Class 2	66,345,332	66,345,332	66,345,332
American Funds Global Small Capitalization Fund - Class 2	30,858,686	30,858,686	30,858,686
American Funds Growth Fund - Class 2	171,237,461	171,237,461	171,237,461
American Funds Growth-Income Fund - Class 2	189,813,612	189,813,612	189,813,612
American Funds International Fund - Class 2	94,892,226	94,892,226	94,892,226
BlackRock Global Allocation V.I. Fund - Class I	104,848,791	104,848,791	104,848,791
ClearBridge Variable Mid Cap Portfolio - Class I	11,069,131	11,069,131	11,069,131
Delaware VIP® Diversified Income Series - Standard Class	41,486,058	41,486,058	41,486,058
Delaware VIP® Emerging Markets Series - Standard Class	62,048,753	62,048,753	62,048,753
Delaware VIP® High Yield Series - Standard Class	11,769,496	11,769,496	11,769,496
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	22,619,968	22,619,968	22,619,968
Delaware VIP® REIT Series - Standard Class	36,092,115	36,092,115	36,092,115
Delaware VIP® Small Cap Value Series - Standard Class	48,059,312	48,059,312	48,059,312
Delaware VIP® Smid Cap Core Series - Standard Class	46,981,297	46,981,297	46,981,297
Delaware VIP® U.S. Growth Series - Standard Class	9,343,164	9,343,164	9,343,164
Delaware VIP® Value Series - Standard Class	53,400,350	53,400,350	53,400,350
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,539,231	5,539,231	5,539,231
DWS Equity 500 Index VIP Portfolio - Class A	67,240,018	67,240,018	67,240,018
DWS Small Cap Index VIP Portfolio - Class A	7,400,252	7,400,252	7,400,252
Fidelity® VIP Asset Manager Portfolio - Initial Class	479,785	479,785	479,785
Fidelity® VIP Contrafund® Portfolio - Service Class	106,107,778	106,107,778	106,107,778
Fidelity® VIP Equity-Income Portfolio - Initial Class	2,795,671	2,795,671	2,795,671
Fidelity® VIP Equity-Income Portfolio - Service Class	2,265,834	2,265,834	2,265,834
Fidelity® VIP Growth Opportunities Portfolio - Service Class	3,737,721	3,737,721	3,737,721
Fidelity® VIP Growth Portfolio - Service Class	50,030,730	50,030,730	50,030,730
Fidelity® VIP High Income Portfolio - Service Class	2,178,177	2,178,177	2,178,177
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,379,256	1,379,256	1,379,256
Fidelity® VIP Mid Cap Portfolio - Service Class	47,063,491	47,063,491	47,063,491
Fidelity® VIP Overseas Portfolio - Service Class	4,115,121	4,115,121	4,115,121
Franklin Income VIP Fund - Class 1	35,272,264	35,272,264	35,272,264
Franklin Mutual Shares VIP Fund - Class 1	18,121,826	18,121,826	18,121,826
Franklin Small-Mid Cap Growth VIP Fund - Class 1	6,412,461	6,412,461	6,412,461
Invesco V.I. American Franchise Fund - Series I Shares	13,447,539	13,447,539	13,447,539
Invesco V.I. Core Equity Fund - Series I Shares	14,643,486	14,643,486	14,643,486
Invesco V.I. Core Plus Bond Fund - Series I Shares	608,036	608,036	608,036
Invesco V.I. International Growth Fund - Series I Shares	19,735,052	19,735,052	19,735,052
Janus Henderson Balanced Portfolio - Institutional Shares	10,497,786	10,497,786	10,497,786
Janus Henderson Balanced Portfolio - Service Shares	3,462,221	3,462,221	3,462,221
Janus Henderson Enterprise Portfolio - Service Shares	4,052,308	4,052,308	4,052,308
Janus Henderson Global Research Portfolio - Institutional Shares	11,596,750	11,596,750	11,596,750
Janus Henderson Global Research Portfolio - Service Shares	2,549,323	2,549,323	2,549,323
Janus Henderson Global Technology Portfolio - Service Shares	8,822,818	8,822,818	8,822,818
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	8,310,392	8,310,392	8,310,392
LVIP Baron Growth Opportunities Fund - Service Class	27,883,210	27,883,210	27,883,210
LVIP Baron Growth Opportunities Fund - Standard Class	525,452	525,452	525,452
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	33,493,282	33,493,282	33,493,282
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	8,174,280	8,174,280	8,174,280
LVIP BlackRock Global Real Estate Fund - Standard Class	13,394,821	13,394,821	13,394,821
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	16,452,735	16,452,735	16,452,735
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2,999,302	2,999,302	2,999,302
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	5,939,108	5,939,108	5,939,108
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	5,532,947	5,532,947	5,532,947
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	117,291	117,291	117,291
LVIP Delaware Bond Fund - Standard Class	96,009,261	96,009,261	96,009,261

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
LVIP Delaware Diversified Floating Rate Fund - Standard Class	$15,307,103	$15,307,103	$15,307,103
LVIP Delaware Social Awareness Fund - Standard Class	5,547,413	5,547,413	5,547,413
LVIP Delaware Special Opportunities Fund - Standard Class	12,602,056	12,602,056	12,602,056
LVIP Delaware Wealth Builder Fund - Standard Class	3,615,923	3,615,923	3,615,923
LVIP Dimensional International Core Equity Fund - Standard Class	9,929,468	9,929,468	9,929,468
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	4,334,097	4,334,097	4,334,097
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	9,887,282	9,887,282	9,887,282
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	7,617,574	7,617,574	7,617,574
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	7,932,423	7,932,423	7,932,423
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	38,219,880	38,219,880	38,219,880
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	5,407,170	5,407,170	5,407,170
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	10,970,579	10,970,579	10,970,579
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	58,649,350	58,649,350	58,649,350
LVIP Global Income Fund - Standard Class	6,759,752	6,759,752	6,759,752
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	49,103,988	49,103,988	49,103,988
LVIP Government Money Market Fund - Standard Class	83,832,974	83,832,974	83,832,974
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	503,051	503,051	503,051
LVIP JPMorgan High Yield Fund - Standard Class	22,632,136	22,632,136	22,632,136
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	8,473,184	8,473,184	8,473,184
LVIP MFS International Growth Fund - Standard Class	35,799,263	35,799,263	35,799,263
LVIP MFS Value Fund - Standard Class	57,362,417	57,362,417	57,362,417
LVIP Mondrian International Value Fund - Standard Class	19,459,206	19,459,206	19,459,206
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	509,894	509,894	509,894
LVIP SSGA Bond Index Fund - Standard Class	30,101,044	30,101,044	30,101,044
LVIP SSGA Conservative Index Allocation Fund - Standard Class	11,765,338	11,765,338	11,765,338
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	3,023,989	3,023,989	3,023,989
LVIP SSGA Developed International 150 Fund - Standard Class	42,140,231	42,140,231	42,140,231
LVIP SSGA Emerging Markets 100 Fund - Standard Class	31,767,040	31,767,040	31,767,040
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	7,540,096	7,540,096	7,540,096
LVIP SSGA International Index Fund - Standard Class	70,774,813	70,774,813	70,774,813
LVIP SSGA International Managed Volatility Fund - Standard Class	7,600,149	7,600,149	7,600,149
LVIP SSGA Large Cap 100 Fund - Standard Class	27,063,435	27,063,435	27,063,435
LVIP SSGA Moderate Index Allocation Fund - Standard Class	66,325,133	66,325,133	66,325,133
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	34,181,910	34,181,910	34,181,910
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	63,926,374	63,926,374	63,926,374
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	24,919,064	24,919,064	24,919,064
LVIP SSGA S&P 500 Index Fund - Standard Class	518,276,137	518,276,137	518,276,137
LVIP SSGA Small-Cap Index Fund - Standard Class	66,531,282	66,531,282	66,531,282
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	42,566,543	42,566,543	42,566,543
LVIP T. Rowe Price 2010 Fund - Standard Class	285,171	285,171	285,171
LVIP T. Rowe Price 2020 Fund - Standard Class	1,712,006	1,712,006	1,712,006
LVIP T. Rowe Price 2030 Fund - Standard Class	719,717	719,717	719,717
LVIP T. Rowe Price 2040 Fund - Standard Class	1,693,775	1,693,775	1,693,775
LVIP T. Rowe Price Growth Stock Fund - Standard Class	44,852,250	44,852,250	44,852,250
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	28,856,505	28,856,505	28,856,505
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,085,596	3,085,596	3,085,596
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	119,876,821	119,876,821	119,876,821
LVIP Vanguard International Equity ETF Fund - Standard Class	53,007,151	53,007,151	53,007,151
LVIP Wellington Capital Growth Fund - Standard Class	14,432,276	14,432,276	14,432,276
LVIP Wellington Mid-Cap Value Fund - Standard Class	11,287,618	11,287,618	11,287,618
M Capital Appreciation Fund	1,243,405	1,243,405	1,243,405
M International Equity Fund	1,283,157	1,283,157	1,283,157
M Large Cap Growth Fund	835,780	835,780	835,780
M Large Cap Value Fund	559,517	559,517	559,517
MFS® VIT Growth Series - Initial Class	35,880,929	35,880,929	35,880,929
MFS® VIT Total Return Series - Initial Class	26,349,807	26,349,807	26,349,807
MFS® VIT Utilities Series - Initial Class	25,069,208	25,069,208	25,069,208
MFS® VIT II Core Equity Portfolio - Initial Class	2,378,404	2,378,404	2,378,404
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	20,776,958	20,776,958	20,776,958
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,700,931	2,700,931	2,700,931
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,196,396	2,196,396	2,196,396

See accompanying notes.

Lincoln Life Flexible Premium Variable Life Account R

Statements of assets and liabilities (continued)

December 31, 2019

Subaccount	Investments	Total Assets	Net Assets
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	$14,984,021	$14,984,021	$14,984,021
Putnam VT Equity Income Fund - Class IB	886,984	886,984	886,984
Putnam VT Global Health Care Fund - Class IB	2,588,257	2,588,257	2,588,257
Templeton Foreign VIP Fund - Class 1	1,667,501	1,667,501	1,667,501
Templeton Foreign VIP Fund - Class 2	3,110,828	3,110,828	3,110,828
Templeton Global Bond VIP Fund - Class 1	21,712,404	21,712,404	21,712,404
Templeton Growth VIP Fund - Class 1	3,342,002	3,342,002	3,342,002
Templeton Growth VIP Fund - Class 2	1,261,299	1,261,299	1,261,299
TOPS® Balanced ETF Portfolio - Class 2 Shares	356,939	356,939	356,939
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	4,945	4,945	4,945

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$28,174	$(41,036)	$(12,862)	$127,621	$361,605
AB VPS Growth and Income Portfolio - Class A	124,441	(64,022)	60,419	326,658	1,056,788
AB VPS International Value Portfolio - Class A	26,713	(10,665)	16,048	(52,075)	—
AB VPS Large Cap Growth Portfolio - Class A	—	(36,663)	(36,663)	507,922	531,163
AB VPS Small/Mid Cap Value Portfolio - Class A	156,006	(156,627)	(621)	(109,100)	2,911,013
American Century VP Balanced Fund - Class I	177,457	(82,179)	95,278	34,080	220,222
American Century VP Inflation Protection Fund - Class I	165,753	(40,755)	124,998	(53,774)	—
American Funds Global Growth Fund - Class 2	662,414	(336,768)	325,646	469,811	3,039,222
American Funds Global Small Capitalization Fund - Class 2	43,872	(159,221)	(115,349)	197,289	1,668,075
American Funds Growth Fund - Class 2	1,148,332	(973,185)	175,147	1,525,996	15,365,441
American Funds Growth-Income Fund - Class 2	2,881,023	(1,023,756)	1,857,267	1,027,379	16,312,489
American Funds International Fund - Class 2	1,271,972	(512,408)	759,564	304,967	2,162,973
BlackRock Global Allocation V.I. Fund - Class I	1,283,545	(572,085)	711,460	129,330	3,363,891
ClearBridge Variable Mid Cap Portfolio - Class I	60,887	(59,295)	1,592	71,737	98,750
Delaware VIP® Diversified Income Series - Standard Class	1,130,965	(247,840)	883,125	15,780	—
Delaware VIP® Emerging Markets Series - Standard Class	353,723	(318,476)	35,247	448,902	1,095,399
Delaware VIP® High Yield Series - Standard Class	783,954	(77,763)	706,191	(147,497)	—
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	539,647	(117,635)	422,012	(10,672)	—
Delaware VIP® REIT Series - Standard Class	711,710	(217,256)	494,454	149,384	—
Delaware VIP® Small Cap Value Series - Standard Class	448,478	(288,135)	160,343	232,087	3,349,535
Delaware VIP® Smid Cap Core Series - Standard Class	235,905	(301,912)	(66,007)	(751,765)	2,302,974
Delaware VIP® U.S. Growth Series - Standard Class	—	(47,512)	(47,512)	(152,682)	1,521,681
Delaware VIP® Value Series - Standard Class	802,597	(293,961)	508,636	354,806	3,174,517
DWS Alternative Asset Allocation VIP Portfolio - Class A	199,886	(30,884)	169,002	(11,175)	—
DWS Equity 500 Index VIP Portfolio - Class A	1,206,535	(469,549)	736,986	1,523,195	2,954,338
DWS Small Cap Index VIP Portfolio - Class A	75,524	(51,591)	23,933	168,690	621,764
Fidelity® VIP Asset Manager Portfolio - Initial Class	8,195	(3,696)	4,499	(4,621)	19,361
Fidelity® VIP Contrafund® Portfolio - Service Class	352,232	(604,641)	(252,409)	644,913	10,484,117
Fidelity® VIP Equity-Income Portfolio - Initial Class	52,813	(21,193)	31,620	5,315	169,193
Fidelity® VIP Equity-Income Portfolio - Service Class	40,284	(16,070)	24,214	2,116	129,801
Fidelity® VIP Growth Opportunities Portfolio - Service Class	1,813	(28,010)	(26,197)	245,201	282,095
Fidelity® VIP Growth Portfolio - Service Class	67,152	(272,696)	(205,544)	538,831	2,236,287
Fidelity® VIP High Income Portfolio - Service Class	108,847	(17,219)	91,628	(4,122)	—
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	38,286	(11,960)	26,326	5,833	—
Fidelity® VIP Mid Cap Portfolio - Service Class	337,981	(239,278)	98,703	(280,321)	4,231,306
Fidelity® VIP Overseas Portfolio - Service Class	63,896	(23,545)	40,351	79,500	132,196
Franklin Income VIP Fund - Class 1	1,590,093	(177,541)	1,412,552	64,314	457,379
Franklin Mutual Shares VIP Fund - Class 1	345,445	(69,282)	276,163	(42,654)	1,602,438
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(39,431)	(39,431)	(16,881)	759,756
Invesco V.I. American Franchise Fund - Series I Shares	—	(98,114)	(98,114)	440,615	1,727,204
Invesco V.I. Core Equity Fund - Series I Shares	131,422	(110,068)	21,354	204,102	1,597,129
Invesco V.I. Core Plus Bond Fund - Series I Shares	17,318	(4,873)	12,445	1,527	—
Invesco V.I. International Growth Fund - Series I Shares	288,424	(118,753)	169,671	240,524	1,165,139
Janus Henderson Balanced Portfolio - Institutional Shares	190,651	(80,519)	110,132	309,996	272,688
Janus Henderson Balanced Portfolio - Service Shares	50,799	(23,573)	27,226	41,735	76,259
Janus Henderson Enterprise Portfolio - Service Shares	1,865	(28,964)	(27,099)	337,350	215,623
Janus Henderson Global Research Portfolio - Institutional Shares	106,449	(84,303)	22,146	247,852	636,270
Janus Henderson Global Research Portfolio - Service Shares	19,496	(17,569)	1,927	148,442	131,939
Janus Henderson Global Technology Portfolio - Service Shares	—	(64,188)	(64,188)	560,714	576,504
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	163,899	(39,958)	123,941	(1,164)	—
LVIP Baron Growth Opportunities Fund - Service Class	—	(168,847)	(168,847)	765,020	706,193
LVIP Baron Growth Opportunities Fund - Standard Class	—	(3,638)	(3,638)	39,686	13,453
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	597,548	(180,638)	416,910	249,596	1,383,835
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	150,546	(58,130)	92,416	16,880	24,426
LVIP BlackRock Global Real Estate Fund - Standard Class	441,806	(73,117)	368,689	117,618	518,045
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	366,210	(84,159)	282,051	(26,226)	—
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	46,432	(17,251)	29,181	22,626	23,205

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$—	$489,226	$1,166,960	$1,643,324
AB VPS Growth and Income Portfolio - Class A	—	1,383,446	641,937	2,085,802
AB VPS International Value Portfolio - Class A	—	(52,075)	480,191	444,164
AB VPS Large Cap Growth Portfolio - Class A	—	1,039,085	368,809	1,371,231
AB VPS Small/Mid Cap Value Portfolio - Class A	—	2,801,913	1,672,508	4,473,800
American Century VP Balanced Fund - Class I	—	254,302	1,444,189	1,793,769
American Century VP Inflation Protection Fund - Class I	1	(53,773)	448,414	519,639
American Funds Global Growth Fund - Class 2	1	3,509,034	12,217,790	16,052,470
American Funds Global Small Capitalization Fund - Class 2	—	1,865,364	5,229,228	6,979,243
American Funds Growth Fund - Class 2	2	16,891,439	21,119,088	38,185,674
American Funds Growth-Income Fund - Class 2	1	17,339,869	16,914,170	36,111,306
American Funds International Fund - Class 2	—	2,467,940	13,887,271	17,114,775
BlackRock Global Allocation V.I. Fund - Class I	1	3,493,222	10,881,372	15,086,054
ClearBridge Variable Mid Cap Portfolio - Class I	—	170,487	2,285,820	2,457,899
Delaware VIP® Diversified Income Series - Standard Class	—	15,780	2,698,575	3,597,480
Delaware VIP® Emerging Markets Series - Standard Class	2	1,544,303	9,090,806	10,670,356
Delaware VIP® High Yield Series - Standard Class	1	(147,496)	1,133,056	1,691,751
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	(10,672)	461,584	872,924
Delaware VIP® REIT Series - Standard Class	—	149,384	6,726,555	7,370,393
Delaware VIP® Small Cap Value Series - Standard Class	1	3,581,623	6,313,190	10,055,156
Delaware VIP® Smid Cap Core Series - Standard Class	—	1,551,209	9,061,277	10,546,479
Delaware VIP® U.S. Growth Series - Standard Class	1	1,369,000	798,874	2,120,362
Delaware VIP® Value Series - Standard Class	—	3,529,323	4,096,963	8,134,922
DWS Alternative Asset Allocation VIP Portfolio - Class A	—	(11,175)	466,085	623,912
DWS Equity 500 Index VIP Portfolio - Class A	—	4,477,533	10,925,006	16,139,525
DWS Small Cap Index VIP Portfolio - Class A	—	790,454	758,494	1,572,881
Fidelity® VIP Asset Manager Portfolio - Initial Class	—	14,740	55,377	74,616
Fidelity® VIP Contrafund® Portfolio - Service Class	1	11,129,031	14,006,071	24,882,693
Fidelity® VIP Equity-Income Portfolio - Initial Class	—	174,508	406,101	612,229
Fidelity® VIP Equity-Income Portfolio - Service Class	—	131,917	322,807	478,938
Fidelity® VIP Growth Opportunities Portfolio - Service Class	—	527,296	614,864	1,115,963
Fidelity® VIP Growth Portfolio - Service Class	—	2,775,118	8,713,790	11,283,364
Fidelity® VIP High Income Portfolio - Service Class	—	(4,122)	192,438	279,944
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	—	5,833	97,323	129,482
Fidelity® VIP Mid Cap Portfolio - Service Class	—	3,950,985	4,006,387	8,056,075
Fidelity® VIP Overseas Portfolio - Service Class	—	211,696	618,959	871,006
Franklin Income VIP Fund - Class 1	1	521,694	2,360,810	4,295,056
Franklin Mutual Shares VIP Fund - Class 1	—	1,559,784	1,361,794	3,197,741
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	742,875	920,500	1,623,944
Invesco V.I. American Franchise Fund - Series I Shares	—	2,167,819	1,622,368	3,692,073
Invesco V.I. Core Equity Fund - Series I Shares	(1)	1,801,230	1,493,703	3,316,287
Invesco V.I. Core Plus Bond Fund - Series I Shares	—	1,527	44,790	58,762
Invesco V.I. International Growth Fund - Series I Shares	(1)	1,405,662	2,810,504	4,385,837
Janus Henderson Balanced Portfolio - Institutional Shares	—	582,684	1,267,826	1,960,642
Janus Henderson Balanced Portfolio - Service Shares	—	117,994	432,597	577,817
Janus Henderson Enterprise Portfolio - Service Shares	—	552,973	527,925	1,053,799
Janus Henderson Global Research Portfolio - Institutional Shares	—	884,122	1,654,465	2,560,733
Janus Henderson Global Research Portfolio - Service Shares	—	280,381	252,855	535,163
Janus Henderson Global Technology Portfolio - Service Shares	—	1,137,218	1,743,423	2,816,453
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	—	(1,164)	867,221	989,998
LVIP Baron Growth Opportunities Fund - Service Class	1	1,471,214	5,996,847	7,299,214
LVIP Baron Growth Opportunities Fund - Standard Class	—	53,139	108,484	157,985
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	—	1,633,431	2,977,460	5,027,801
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	—	41,306	935,503	1,069,225
LVIP BlackRock Global Real Estate Fund - Standard Class	—	635,663	1,511,774	2,516,126
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	—	(26,226)	404,906	660,731
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	—	45,831	284,762	359,774

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	$38,623	$(31,619)	$7,004	$66,382	$230,094
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	(28,670)	(28,670)	130,483	438,306
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	91	(175)	(84)	821	4,385
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	1,664	(295)	1,369	187	2,429
LVIP Delaware Bond Fund - Standard Class	2,897,001	(578,313)	2,318,688	124,441	856,284
LVIP Delaware Diversified Floating Rate Fund - Standard Class	417,137	(113,320)	303,817	15,376	—
LVIP Delaware Social Awareness Fund - Standard Class	105,611	(30,747)	74,864	(5,129)	249,269
LVIP Delaware Special Opportunities Fund - Standard Class	139,813	(67,453)	72,360	(173,520)	1,201,096
LVIP Delaware Wealth Builder Fund - Standard Class	100,692	(20,565)	80,127	(10,419)	172,135
LVIP Dimensional International Core Equity Fund - Standard Class	215,332	(52,281)	163,051	3,445	—
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	109,448	(24,787)	84,661	3,329	—
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	170,138	(55,749)	114,389	29,316	440,387
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	85,873	(27,838)	58,035	71,329	—
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	88,656	(42,550)	46,106	64,399	—
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	923,883	(185,169)	738,714	34,637	4,609
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	95,949	(28,458)	67,491	24,299	28,715
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	276,723	(64,396)	212,327	71,340	415,470
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,301,489	(262,037)	1,039,452	467,393	2,524,922
LVIP Global Income Fund - Standard Class	183,551	(38,287)	145,264	22,404	—
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1,120,125	(223,554)	896,571	459,394	2,082,095
LVIP Government Money Market Fund - Standard Class	1,189,281	(379,959)	809,322	(16)	231
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	—	(1,214)	(1,214)	463	18,271
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	7,838	(1,943)	5,895	1,019	114
LVIP JPMorgan High Yield Fund - Standard Class	1,226,694	(115,287)	1,111,407	(42,189)	—
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	100,284	(42,415)	57,869	51,601	79,764
LVIP MFS International Growth Fund - Standard Class	513,281	(178,888)	334,393	292,960	1,316,027
LVIP MFS Value Fund - Standard Class	877,023	(294,536)	582,487	786,691	607,664
LVIP Mondrian International Value Fund - Standard Class	690,827	(108,612)	582,215	(61,958)	389,000
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	3,603	(3,055)	548	278	3,662
LVIP SSGA Bond Index Fund - Standard Class	771,678	(166,281)	605,397	21,946	—
LVIP SSGA Conservative Index Allocation Fund - Standard Class	270,387	(71,532)	198,855	55,192	89,440
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	79,557	(16,569)	62,988	(366)	43,536
LVIP SSGA Developed International 150 Fund - Standard Class	1,661,619	(260,203)	1,401,416	(101,368)	439,265
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,157,930	(198,665)	959,265	(101,497)	—
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	185,874	(35,644)	150,230	36,584	104,870
LVIP SSGA International Index Fund - Standard Class	1,717,259	(404,182)	1,313,077	120,607	—
LVIP SSGA International Managed Volatility Fund - Standard Class	174,079	(42,206)	131,873	67,713	18,155
LVIP SSGA Large Cap 100 Fund - Standard Class	659,181	(143,249)	515,932	(117,546)	1,724,527
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,439,659	(398,056)	1,041,603	159,312	437,867
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	931,750	(182,318)	749,432	(15,669)	660,523
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,386,144	(384,757)	1,001,387	211,684	523,728
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	683,122	(119,210)	563,912	15,958	361,989
LVIP SSGA S&P 500 Index Fund - Standard Class	7,954,432	(2,900,795)	5,053,637	4,249,167	17,221,595
LVIP SSGA Small-Cap Index Fund - Standard Class	601,146	(370,561)	230,585	229,347	2,854,544
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	810,413	(259,594)	550,819	(119,491)	421,377
LVIP T. Rowe Price 2010 Fund - Standard Class	8,218	(593)	7,625	(121)	47,335
LVIP T. Rowe Price 2020 Fund - Standard Class	47,317	(9,765)	37,552	2,126	264,604
LVIP T. Rowe Price 2030 Fund - Standard Class	16,862	(6,059)	10,803	73,577	88,149
LVIP T. Rowe Price 2040 Fund - Standard Class	36,396	(12,835)	23,561	1,891	249,991
LVIP T. Rowe Price Growth Stock Fund - Standard Class	31,250	(247,966)	(216,716)	897,558	2,354,909
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	44,566	(149,177)	(104,611)	466,031	1,768,517
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	46,984	(18,966)	28,018	10,509	103,732
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	1,756,118	(694,366)	1,061,752	823,981	1,097,501
LVIP Vanguard International Equity ETF Fund - Standard Class	1,487,706	(294,066)	1,193,640	61,145	—
LVIP Wellington Capital Growth Fund - Standard Class	—	(54,805)	(54,805)	292,295	1,021,979
LVIP Wellington Mid-Cap Value Fund - Standard Class	104,344	(56,285)	48,059	79,635	738,135
M Capital Appreciation Fund	3,775	(7,434)	(3,659)	(2,449)	95,689

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	$—	$296,476	$634,044	$937,524
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	—	568,789	567,040	1,107,159
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	—	5,206	(1,290)	3,832
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	—	2,616	8,579	12,564
LVIP Delaware Bond Fund - Standard Class	1	980,726	3,670,219	6,969,633
LVIP Delaware Diversified Floating Rate Fund - Standard Class	—	15,376	330,398	649,591
LVIP Delaware Social Awareness Fund - Standard Class	—	244,140	998,717	1,317,721
LVIP Delaware Special Opportunities Fund - Standard Class	—	1,027,576	1,691,484	2,791,420
LVIP Delaware Wealth Builder Fund - Standard Class	—	161,716	235,145	476,988
LVIP Dimensional International Core Equity Fund - Standard Class	—	3,445	1,313,178	1,479,674
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	—	3,329	577,882	665,872
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	—	469,703	1,441,147	2,025,239
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	—	71,329	1,369,526	1,498,890
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	—	64,399	1,151,260	1,261,765
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	(1)	39,245	1,439,279	2,217,238
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	53,014	447,737	568,242
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	—	486,810	630,400	1,329,537
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	—	2,992,315	3,639,373	7,671,140
LVIP Global Income Fund - Standard Class	—	22,404	236,063	403,731
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	1	2,541,490	2,807,068	6,245,129
LVIP Government Money Market Fund - Standard Class	—	215	—	809,537
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	—	18,734	23,581	41,101
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	—	1,133	42,124	49,152
LVIP JPMorgan High Yield Fund - Standard Class	—	(42,189)	1,101,545	2,170,763
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	—	131,365	915,124	1,104,358
LVIP MFS International Growth Fund - Standard Class	1	1,608,988	4,403,024	6,346,405
LVIP MFS Value Fund - Standard Class	—	1,394,355	10,522,138	12,498,980
LVIP Mondrian International Value Fund - Standard Class	—	327,042	1,968,588	2,877,845
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	3,940	72,774	77,262
LVIP SSGA Bond Index Fund - Standard Class	—	21,946	1,136,143	1,763,486
LVIP SSGA Conservative Index Allocation Fund - Standard Class	—	144,632	1,071,757	1,415,244
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	—	43,170	232,242	338,400
LVIP SSGA Developed International 150 Fund - Standard Class	—	337,897	2,917,847	4,657,160
LVIP SSGA Emerging Markets 100 Fund - Standard Class	—	(101,497)	1,169,777	2,027,545
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	—	141,454	718,545	1,010,229
LVIP SSGA International Index Fund - Standard Class	1	120,608	9,368,946	10,802,631
LVIP SSGA International Managed Volatility Fund - Standard Class	—	85,868	969,561	1,187,302
LVIP SSGA Large Cap 100 Fund - Standard Class	1	1,606,982	3,244,211	5,367,125
LVIP SSGA Moderate Index Allocation Fund - Standard Class	—	597,179	7,317,962	8,956,744
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	—	644,854	3,130,244	4,524,530
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	—	735,412	7,817,012	9,553,811
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	—	377,947	2,152,676	3,094,535
LVIP SSGA S&P 500 Index Fund - Standard Class	—	21,470,762	79,778,778	106,303,177
LVIP SSGA Small-Cap Index Fund - Standard Class	—	3,083,891	8,062,903	11,377,379
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	—	301,886	5,109,819	5,962,524
LVIP T. Rowe Price 2010 Fund - Standard Class	—	47,214	(17,047)	37,792
LVIP T. Rowe Price 2020 Fund - Standard Class	—	266,730	(48,789)	255,493
LVIP T. Rowe Price 2030 Fund - Standard Class	—	161,726	82,937	255,466
LVIP T. Rowe Price 2040 Fund - Standard Class	—	251,882	67,243	342,686
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	3,252,467	7,115,481	10,151,232
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1	2,234,549	4,571,105	6,701,043
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	—	114,241	244,529	386,788
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	—	1,921,482	20,012,296	22,995,530
LVIP Vanguard International Equity ETF Fund - Standard Class	—	61,145	7,333,877	8,588,662
LVIP Wellington Capital Growth Fund - Standard Class	—	1,314,274	2,562,061	3,821,530
LVIP Wellington Mid-Cap Value Fund - Standard Class	—	817,770	1,593,348	2,459,177
M Capital Appreciation Fund	—	93,240	199,534	289,115

Lincoln Life Flexible Premium Variable Life Account R

Statements of operations (continued)

Year Ended December 31, 2019

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments
M International Equity Fund	$33,668	$(7,057)	$26,611	$(2,277)	$—
M Large Cap Growth Fund	—	(4,715)	(4,715)	45,178	47,854
M Large Cap Value Fund	9,318	(3,032)	6,286	4,679	17,350
MFS® VIT Growth Series - Initial Class	—	(215,560)	(215,560)	1,340,157	2,769,062
MFS® VIT Total Return Series - Initial Class	562,301	(162,381)	399,920	313,640	640,026
MFS® VIT Utilities Series - Initial Class	911,480	(153,290)	758,190	363,460	66,931
MFS® VIT II Core Equity Portfolio - Initial Class	18,050	(15,574)	2,476	6,621	294,563
Neuberger Berman AMT Large Cap Value Portfolio - I Class	40,153	(5,262)	34,891	(176,638)	435,956
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,705	(151,774)	(150,069)	433,578	1,387,590
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	19,491	(20,548)	(1,057)	20,126	317,032
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	8,507	(11,064)	(2,557)	(1,345)	112,587
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	609,737	(82,263)	527,474	(638,058)	—
Putnam VT Equity Income Fund - Class IB	26,372	(8,251)	18,121	2,216	112,704
Putnam VT Global Health Care Fund - Class IB	—	(17,966)	(17,966)	(6,520)	102,561
Templeton Foreign VIP Fund - Class 1	31,351	(12,669)	18,682	(15,615)	15,999
Templeton Foreign VIP Fund - Class 2	50,106	(23,406)	26,700	(13,163)	29,908
Templeton Global Bond VIP Fund - Class 1	1,400,205	(121,338)	1,278,867	(21,200)	—
Templeton Growth VIP Fund - Class 1	99,517	(20,809)	78,708	(49,150)	615,118
Templeton Growth VIP Fund - Class 2	32,746	(9,579)	23,167	(6,419)	224,953
TOPS® Balanced ETF Portfolio - Class 2 Shares	510	(169)	341	—	657
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	43	(11)	32	1	61

See accompanying notes.

Subaccount	Miscellanous Gain (Loss) on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase in Net Assets Resulting from Operations
M International Equity Fund	$—	$(2,277)	$179,678	$204,012
M Large Cap Growth Fund	—	93,032	158,907	247,224
M Large Cap Value Fund	—	22,029	74,819	103,134
MFS® VIT Growth Series - Initial Class	—	4,109,219	5,851,912	9,745,571
MFS® VIT Total Return Series - Initial Class	1	953,667	2,676,719	4,030,306
MFS® VIT Utilities Series - Initial Class	1	430,392	3,601,581	4,790,163
MFS® VIT II Core Equity Portfolio - Initial Class	—	301,184	231,821	535,481
Neuberger Berman AMT Large Cap Value Portfolio - I Class	—	259,318	(71,882)	222,327
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	(1)	1,821,167	3,558,605	5,229,703
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	337,158	40,805	376,906
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	—	111,242	68,414	177,099
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	—	(638,058)	1,367,472	1,256,888
Putnam VT Equity Income Fund - Class IB	—	114,920	135,307	268,348
Putnam VT Global Health Care Fund - Class IB	—	96,041	512,263	590,338
Templeton Foreign VIP Fund - Class 1	—	384	163,519	182,585
Templeton Foreign VIP Fund - Class 2	—	16,745	276,936	320,381
Templeton Global Bond VIP Fund - Class 1	—	(21,200)	(975,301)	282,366
Templeton Growth VIP Fund - Class 1	—	565,968	(186,120)	458,556
Templeton Growth VIP Fund - Class 2	—	218,534	(83,112)	158,589
TOPS® Balanced ETF Portfolio - Class 2 Shares	—	657	6,136	7,134
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	—	62	123	217

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets

Years Ended December 31, 2018 and 2019

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Large Cap Growth Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Balanced Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2018	$4,602,732	$10,161,539	$3,060,364	$4,682,569	$25,143,704	$3,281,393	$7,240,118
Changes From Operations:
• Net investment income (loss)	(34,658)	35,114	34,056	(37,651)	(32,708)	46,473	157,273
• Net realized gain (loss) on investments	166,271	1,354,729	68,917	686,908	2,274,983	42,104	(97,379)
• Net change in unrealized appreciation or depreciation on investments	(816,700)	(1,992,697)	(858,070)	(641,100)	(6,276,111)	(404,782)	(281,204)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(685,087)	(602,854)	(755,097)	8,157	(4,033,836)	(316,205)	(221,310)
Changes From Unit Transactions:
• Net unit transactions	1,641,642	(298,447)	332,033	(36,028)	1,330,333	5,094,692	(970,424)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,641,642	(298,447)	332,033	(36,028)	1,330,333	5,094,692	(970,424)
TOTAL INCREASE (DECREASE) IN NET ASSETS	956,555	(901,301)	(423,064)	(27,871)	(2,703,503)	4,778,487	(1,191,734)
NET ASSETS AT DECEMBER 31, 2018	5,559,287	9,260,238	2,637,300	4,654,698	22,440,201	8,059,880	6,048,384
Changes From Operations:
• Net investment income (loss)	(12,862)	60,419	16,048	(36,663)	(621)	95,278	124,998
• Net realized gain (loss) on investments	489,226	1,383,446	(52,075)	1,039,085	2,801,913	254,302	(53,773)
• Net change in unrealized appreciation or depreciation on investments	1,166,960	641,937	480,191	368,809	1,672,508	1,444,189	448,414
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,643,324	2,085,802	444,164	1,371,231	4,473,800	1,793,769	519,639
Changes From Unit Transactions:
• Net unit transactions	260,244	(930,389)	(69,840)	(1,389,221)	1,250,430	5,325,986	42,383
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	260,244	(930,389)	(69,840)	(1,389,221)	1,250,430	5,325,986	42,383
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,903,568	1,155,413	374,324	(17,990)	5,724,230	7,119,755	562,022
NET ASSETS AT DECEMBER 31, 2019	$7,462,855	$10,415,651	$3,011,624	$4,636,708	$28,164,431	$15,179,635	$6,610,406

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2018	$41,070,048	$23,163,593	$121,196,430	$140,750,162	$77,727,236	$85,071,265
Changes From Operations:
• Net investment income (loss)	54,440	(124,101)	(282,804)	1,165,589	980,413	392,387
• Net realized gain (loss) on investments	3,790,217	1,477,319	15,559,368	12,093,261	4,286,531	3,747,115
• Net change in unrealized appreciation or depreciation on investments	(8,660,335)	(4,121,171)	(16,590,217)	(16,520,294)	(17,146,752)	(11,623,222)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(4,815,678)	(2,767,953)	(1,313,653)	(3,261,444)	(11,879,808)	(7,483,720)
Changes From Unit Transactions:
• Net unit transactions	8,338,807	2,040,609	3,956,247	(669,457)	11,937,343	10,827,671
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,338,807	2,040,609	3,956,247	(669,457)	11,937,343	10,827,671
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,523,129	(727,344)	2,642,594	(3,930,901)	57,535	3,343,951
NET ASSETS AT DECEMBER 31, 2018	44,593,177	22,436,249	123,839,024	136,819,261	77,784,771	88,415,216
Changes From Operations:
• Net investment income (loss)	325,646	(115,349)	175,147	1,857,267	759,564	711,460
• Net realized gain (loss) on investments	3,509,034	1,865,364	16,891,439	17,339,869	2,467,940	3,493,222
• Net change in unrealized appreciation or depreciation on investments	12,217,790	5,229,228	21,119,088	16,914,170	13,887,271	10,881,372
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	16,052,470	6,979,243	38,185,674	36,111,306	17,114,775	15,086,054
Changes From Unit Transactions:
• Net unit transactions	5,699,685	1,443,194	9,212,763	16,883,045	(7,320)	1,347,521
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,699,685	1,443,194	9,212,763	16,883,045	(7,320)	1,347,521
TOTAL INCREASE (DECREASE) IN NET ASSETS	21,752,155	8,422,437	47,398,437	52,994,351	17,107,455	16,433,575
NET ASSETS AT DECEMBER 31, 2019	$66,345,332	$30,858,686	$171,237,461	$189,813,612	$94,892,226	$104,848,791

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	ClearBridge Variable Mid Cap Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$7,583,994	$29,360,863	$43,744,930	$18,796,679	$23,323,791	$28,142,378	$40,465,759
Changes From Operations:
• Net investment income (loss)	(9,589)	846,822	1,235,058	1,037,850	408,527	435,917	67,657
• Net realized gain (loss) on investments	174,115	(179,976)	770,763	(1,180,149)	(171,704)	584,264	3,524,265
• Net change in unrealized appreciation or depreciation on investments	(1,230,377)	(1,563,366)	(10,313,918)	(784,709)	(342,361)	(3,111,249)	(10,846,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,065,851)	(896,520)	(8,308,097)	(927,008)	(105,538)	(2,091,068)	(7,254,952)
Changes From Unit Transactions:
• Net unit transactions	799,526	7,936,988	9,434,105	(6,737,657)	(5,028,249)	2,264,900	3,097,563
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	799,526	7,936,988	9,434,105	(6,737,657)	(5,028,249)	2,264,900	3,097,563
TOTAL INCREASE (DECREASE) IN NET ASSETS	(266,325)	7,040,468	1,126,008	(7,664,665)	(5,133,787)	173,832	(4,157,389)
NET ASSETS AT DECEMBER 31, 2018	7,317,669	36,401,331	44,870,938	11,132,014	18,190,004	28,316,210	36,308,370
Changes From Operations:
• Net investment income (loss)	1,592	883,125	35,247	706,191	422,012	494,454	160,343
• Net realized gain (loss) on investments	170,487	15,780	1,544,303	(147,496)	(10,672)	149,384	3,581,623
• Net change in unrealized appreciation or depreciation on investments	2,285,820	2,698,575	9,090,806	1,133,056	461,584	6,726,555	6,313,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,457,899	3,597,480	10,670,356	1,691,751	872,924	7,370,393	10,055,156
Changes From Unit Transactions:
• Net unit transactions	1,293,563	1,487,247	6,507,459	(1,054,269)	3,557,040	405,512	1,695,786
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,293,563	1,487,247	6,507,459	(1,054,269)	3,557,040	405,512	1,695,786
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,751,462	5,084,727	17,177,815	637,482	4,429,964	7,775,905	11,750,942
NET ASSETS AT DECEMBER 31, 2019	$11,069,131	$41,486,058	$62,048,753	$11,769,496	$22,619,968	$36,092,115	$48,059,312

See accompanying notes.

	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount	Delaware VIP® Value Series - Standard Class Subaccount	DWS Alternative Asset Allocation VIP Portfolio - Class A Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount
NET ASSETS AT JANUARY 1, 2018	$37,953,759	$8,860,701	$39,966,993	$3,794,408	$61,579,679	$8,475,797
Changes From Operations:
• Net investment income (loss)	(208,331)	(49,302)	433,604	57,853	577,655	21,099
• Net realized gain (loss) on investments	12,006,770	1,167,198	3,356,932	(13,916)	6,728,291	838,340
• Net change in unrealized appreciation or depreciation on investments	(17,052,388)	(1,408,388)	(5,152,250)	(443,449)	(10,480,847)	(1,728,695)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,253,949)	(290,492)	(1,361,714)	(399,512)	(3,174,901)	(869,256)
Changes From Unit Transactions:
• Net unit transactions	3,515,913	(414,520)	1,899,441	483,950	(2,635,746)	(913,528)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,515,913	(414,520)	1,899,441	483,950	(2,635,746)	(913,528)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,738,036)	(705,012)	537,727	84,438	(5,810,647)	(1,782,784)
NET ASSETS AT DECEMBER 31, 2018	36,215,723	8,155,689	40,504,720	3,878,846	55,769,032	6,693,013
Changes From Operations:
• Net investment income (loss)	(66,007)	(47,512)	508,636	169,002	736,986	23,933
• Net realized gain (loss) on investments	1,551,209	1,369,000	3,529,323	(11,175)	4,477,533	790,454
• Net change in unrealized appreciation or depreciation on investments	9,061,277	798,874	4,096,963	466,085	10,925,006	758,494
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,546,479	2,120,362	8,134,922	623,912	16,139,525	1,572,881
Changes From Unit Transactions:
• Net unit transactions	219,095	(932,887)	4,760,708	1,036,473	(4,668,539)	(865,642)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	219,095	(932,887)	4,760,708	1,036,473	(4,668,539)	(865,642)
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,765,574	1,187,475	12,895,630	1,660,385	11,470,986	707,239
NET ASSETS AT DECEMBER 31, 2019	$46,981,297	$9,343,164	$53,400,350	$5,539,231	$67,240,018	$7,400,252

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Fidelity® VIP Asset Manager Portfolio - Initial Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Equity- Income Portfolio - Initial Class Subaccount	Fidelity® VIP Equity- Income Portfolio - Service Class Subaccount	Fidelity® VIP Growth Opportunities Portfolio - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP High Income Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$782,915	$84,196,487	$2,827,328	$2,084,241	$2,453,569	$30,099,413	$2,158,065
Changes From Operations:
• Net investment income (loss)	3,165	(17,378)	38,818	28,695	(19,681)	(177,847)	101,665
• Net realized gain (loss) on investments	16,507	8,942,413	139,360	100,308	226,536	5,057,269	(8,762)
• Net change in unrealized appreciation or depreciation on investments	(57,473)	(14,933,838)	(418,066)	(315,337)	67,523	(5,370,479)	(186,630)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(37,801)	(6,008,803)	(239,888)	(186,334)	274,378	(491,057)	(93,727)
Changes From Unit Transactions:
• Net unit transactions	(258,173)	2,912,615	(201,553)	(37,672)	121,379	3,280,740	(14,593)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(258,173)	2,912,615	(201,553)	(37,672)	121,379	3,280,740	(14,593)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(295,974)	(3,096,188)	(441,441)	(224,006)	395,757	2,789,683	(108,320)
NET ASSETS AT DECEMBER 31, 2018	486,941	81,100,299	2,385,887	1,860,235	2,849,326	32,889,096	2,049,745
Changes From Operations:
• Net investment income (loss)	4,499	(252,409)	31,620	24,214	(26,197)	(205,544)	91,628
• Net realized gain (loss) on investments	14,740	11,129,031	174,508	131,917	527,296	2,775,118	(4,122)
• Net change in unrealized appreciation or depreciation on investments	55,377	14,006,071	406,101	322,807	614,864	8,713,790	192,438
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	74,616	24,882,693	612,229	478,938	1,115,963	11,283,364	279,944
Changes From Unit Transactions:
• Net unit transactions	(81,772)	124,786	(202,445)	(73,339)	(227,568)	5,858,270	(151,512)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(81,772)	124,786	(202,445)	(73,339)	(227,568)	5,858,270	(151,512)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,156)	25,007,479	409,784	405,599	888,395	17,141,634	128,432
NET ASSETS AT DECEMBER 31, 2019	$479,785	$106,107,778	$2,795,671	$2,265,834	$3,737,721	$50,030,730	$2,178,177

See accompanying notes.

	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Income VIP Fund - Class 1 Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,881,625	$35,238,417	$4,124,627	$24,759,689	$14,049,261	$5,432,640
Changes From Operations:
• Net investment income (loss)	28,188	1,069	29,897	1,131,172	338,414	(37,821)
• Net realized gain (loss) on investments	4,294	3,258,129	154,018	46,759	553,913	517,838
• Net change in unrealized appreciation or depreciation on investments	(59,412)	(9,311,887)	(785,462)	(2,375,952)	(2,292,574)	(840,719)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,930)	(6,052,689)	(601,547)	(1,198,021)	(1,400,247)	(360,702)
Changes From Unit Transactions:
• Net unit transactions	(180,373)	5,299,615	(247,150)	2,291,802	1,153,957	277,929
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(180,373)	5,299,615	(247,150)	2,291,802	1,153,957	277,929
TOTAL INCREASE (DECREASE) IN NET ASSETS	(207,303)	(753,074)	(848,697)	1,093,781	(246,290)	(82,773)
NET ASSETS AT DECEMBER 31, 2018	1,674,322	34,485,343	3,275,930	25,853,470	13,802,971	5,349,867
Changes From Operations:
• Net investment income (loss)	26,326	98,703	40,351	1,412,552	276,163	(39,431)
• Net realized gain (loss) on investments	5,833	3,950,985	211,696	521,694	1,559,784	742,875
• Net change in unrealized appreciation or depreciation on investments	97,323	4,006,387	618,959	2,360,810	1,361,794	920,500
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	129,482	8,056,075	871,006	4,295,056	3,197,741	1,623,944
Changes From Unit Transactions:
• Net unit transactions	(424,548)	4,522,073	(31,815)	5,123,738	1,121,114	(561,350)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(424,548)	4,522,073	(31,815)	5,123,738	1,121,114	(561,350)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(295,066)	12,578,148	839,191	9,418,794	4,318,855	1,062,594
NET ASSETS AT DECEMBER 31, 2019	$1,379,256	$47,063,491	$4,115,121	$35,272,264	$18,121,826	$6,412,461

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Invesco V.I. American Franchise Fund - Series I Shares Subaccount	Invesco V.I. Core Equity Fund - Series I Shares Subaccount	Invesco V.I. Core Plus Bond Fund - Series I Shares Subaccount	Invesco V.I. International Growth Fund - Series I Shares Subaccount	Janus Henderson Balanced Portfolio - Institutional Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	Janus Henderson Enterprise Portfolio - Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2018	$12,067,739	$14,608,338	$528,871	$18,622,007	$10,074,961	$2,842,666	$3,526,126
Changes From Operations:
• Net investment income (loss)	(100,590)	13,341	14,665	252,682	138,237	27,727	(25,284)
• Net realized gain (loss) on investments	1,379,114	1,232,127	(3,853)	501,797	517,880	127,855	323,615
• Net change in unrealized appreciation or depreciation on investments	(1,665,740)	(2,613,183)	(27,198)	(3,643,573)	(619,487)	(160,568)	(341,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(387,216)	(1,367,715)	(16,386)	(2,889,094)	36,630	(4,986)	(43,281)
Changes From Unit Transactions:
• Net unit transactions	(988,936)	(1,033,298)	2,116	479,931	(642,485)	(92,039)	(219,107)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(988,936)	(1,033,298)	2,116	479,931	(642,485)	(92,039)	(219,107)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,376,152)	(2,401,013)	(14,270)	(2,409,163)	(605,855)	(97,025)	(262,388)
NET ASSETS AT DECEMBER 31, 2018	10,691,587	12,207,325	514,601	16,212,844	9,469,106	2,745,641	3,263,738
Changes From Operations:
• Net investment income (loss)	(98,114)	21,354	12,445	169,671	110,132	27,226	(27,099)
• Net realized gain (loss) on investments	2,167,819	1,801,230	1,527	1,405,662	582,684	117,994	552,973
• Net change in unrealized appreciation or depreciation on investments	1,622,368	1,493,703	44,790	2,810,504	1,267,826	432,597	527,925
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,692,073	3,316,287	58,762	4,385,837	1,960,642	577,817	1,053,799
Changes From Unit Transactions:
• Net unit transactions	(936,121)	(880,126)	34,673	(863,629)	(931,962)	138,763	(265,229)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(936,121)	(880,126)	34,673	(863,629)	(931,962)	138,763	(265,229)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,755,952	2,436,161	93,435	3,522,208	1,028,680	716,580	788,570
NET ASSETS AT DECEMBER 31, 2019	$13,447,539	$14,643,486	$608,036	$19,735,052	$10,497,786	$3,462,221	$4,052,308

See accompanying notes.

	Janus Henderson Global Research Portfolio - Institutional Shares Subaccount	Janus Henderson Global Research Portfolio - Service Shares Subaccount	Janus Henderson Global Technology Portfolio - Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1 Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$10,164,903	$2,379,062	$7,920,542	$4,004,370	$20,716,653	$501,003
Changes From Operations:
• Net investment income (loss)	34,741	3,941	(64,911)	(21,857)	(150,887)	(3,773)
• Net realized gain (loss) on investments	294,342	170,057	1,108,211	38,127	1,659,083	27,663
• Net change in unrealized appreciation or depreciation on investments	(1,081,365)	(323,277)	(940,959)	(375,657)	(2,377,555)	(46,397)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(752,282)	(149,279)	102,341	(359,387)	(869,359)	(22,507)
Changes From Unit Transactions:
• Net unit transactions	(235,750)	(274,984)	(1,085,041)	1,316,623	707,726	(1,718)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(235,750)	(274,984)	(1,085,041)	1,316,623	707,726	(1,718)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(988,032)	(424,263)	(982,700)	957,236	(161,633)	(24,225)
NET ASSETS AT DECEMBER 31, 2018	9,176,871	1,954,799	6,937,842	4,961,606	20,555,020	476,778
Changes From Operations:
• Net investment income (loss)	22,146	1,927	(64,188)	123,941	(168,847)	(3,638)
• Net realized gain (loss) on investments	884,122	280,381	1,137,218	(1,164)	1,471,214	53,139
• Net change in unrealized appreciation or depreciation on investments	1,654,465	252,855	1,743,423	867,221	5,996,847	108,484
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,560,733	535,163	2,816,453	989,998	7,299,214	157,985
Changes From Unit Transactions:
• Net unit transactions	(140,854)	59,361	(931,477)	2,358,788	28,976	(109,311)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(140,854)	59,361	(931,477)	2,358,788	28,976	(109,311)
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,419,879	594,524	1,884,976	3,348,786	7,328,190	48,674
NET ASSETS AT DECEMBER 31, 2019	$11,596,750	$2,549,323	$8,822,818	$8,310,392	$27,883,210	$525,452

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP BlackRock Global Real Estate Fund - Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund - Standard Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$30,056,905	$3,210,338	$11,812,270	$7,931,987	$1,222,691	$5,248,801	$5,005,046
Changes From Operations:
• Net investment income (loss)	486,915	66,917	345,710	529,278	15,388	5,541	(28,419)
• Net realized gain (loss) on investments	340,893	12,616	(13,968)	(25,565)	12,616	705,782	160,780
• Net change in unrealized appreciation or depreciation on investments	(3,334,078)	(299,318)	(1,331,909)	(524,280)	(75,246)	(972,132)	(120,488)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,506,270)	(219,785)	(1,000,167)	(20,567)	(47,242)	(260,809)	11,873
Changes From Unit Transactions:
• Net unit transactions	(542,396)	2,441,257	(728,858)	3,431,610	492,131	(273,061)	(384,886)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(542,396)	2,441,257	(728,858)	3,431,610	492,131	(273,061)	(384,886)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,048,666)	2,221,472	(1,729,025)	3,411,043	444,889	(533,870)	(373,013)
NET ASSETS AT DECEMBER 31, 2018	27,008,239	5,431,810	10,083,245	11,343,030	1,667,580	4,714,931	4,632,033
Changes From Operations:
• Net investment income (loss)	416,910	92,416	368,689	282,051	29,181	7,004	(28,670)
• Net realized gain (loss) on investments	1,633,431	41,306	635,663	(26,226)	45,831	296,476	568,789
• Net change in unrealized appreciation or depreciation on investments	2,977,460	935,503	1,511,774	404,906	284,762	634,044	567,040
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	5,027,801	1,069,225	2,516,126	660,731	359,774	937,524	1,107,159
Changes From Unit Transactions:
• Net unit transactions	1,457,242	1,673,245	795,450	4,448,974	971,948	286,653	(206,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,457,242	1,673,245	795,450	4,448,974	971,948	286,653	(206,245)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,485,043	2,742,470	3,311,576	5,109,705	1,331,722	1,224,177	900,914
NET ASSETS AT DECEMBER 31, 2019	$33,493,282	$8,174,280	$13,394,821	$16,452,735	$2,999,302	$5,939,108	$5,532,947

See accompanying notes.

	LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Special Opportunities Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$92,861	$—	$67,920,966	$9,110,737	$4,371,686	$9,752,722
Changes From Operations:
• Net investment income (loss)	548	—	2,058,640	451,300	34,631	81,094
• Net realized gain (loss) on investments	2,974	—	(244,386)	4,590	434,224	1,007,344
• Net change in unrealized appreciation or depreciation on investments	(9,207)	—	(2,818,798)	(514,789)	(696,473)	(2,731,429)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,685)	—	(1,004,544)	(58,899)	(227,618)	(1,642,991)
Changes From Unit Transactions:
• Net unit transactions	1,485	—	11,777,332	7,911,595	89,067	1,528,182
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,485	—	11,777,332	7,911,595	89,067	1,528,182
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,200)	—	10,772,788	7,852,696	(138,551)	(114,809)
NET ASSETS AT DECEMBER 31, 2018	88,661	—	78,693,754	16,963,433	4,233,135	9,637,913
Changes From Operations:
• Net investment income (loss)	(84)	1,369	2,318,688	303,817	74,864	72,360
• Net realized gain (loss) on investments	5,206	2,616	980,726	15,376	244,140	1,027,576
• Net change in unrealized appreciation or depreciation on investments	(1,290)	8,579	3,670,219	330,398	998,717	1,691,484
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,832	12,564	6,969,633	649,591	1,317,721	2,791,420
Changes From Unit Transactions:
• Net unit transactions	(92,493)	104,727	10,345,874	(2,305,921)	(3,443)	172,723
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(92,493)	104,727	10,345,874	(2,305,921)	(3,443)	172,723
TOTAL INCREASE (DECREASE) IN NET ASSETS	(88,661)	117,291	17,315,507	(1,656,330)	1,314,278	2,964,143
NET ASSETS AT DECEMBER 31, 2019	$—	$117,291	$96,009,261	$15,307,103	$5,547,413	$12,602,056

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional International Core Equity Fund - Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$3,283,857	$4,393,018	$4,728,806	$4,503,142	$4,594,619	$7,670,207	$25,255,277
Changes From Operations:
• Net investment income (loss)	80,302	93,109	62,048	67,839	40,652	30,655	511,305
• Net realized gain (loss) on investments	634,396	7,014	38,405	212,590	113,485	189,092	(35,305)
• Net change in unrealized appreciation or depreciation on investments	(906,049)	(1,356,947)	(903,220)	(868,601)	(695,668)	(784,985)	(591,248)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(191,351)	(1,256,824)	(802,767)	(588,172)	(541,531)	(565,238)	(115,248)
Changes From Unit Transactions:
• Net unit transactions	22,447	2,962,932	265,623	2,521,623	766,367	(447,978)	4,809,154
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	22,447	2,962,932	265,623	2,521,623	766,367	(447,978)	4,809,154
TOTAL INCREASE (DECREASE) IN NET ASSETS	(168,904)	1,706,108	(537,144)	1,933,451	224,836	(1,013,216)	4,693,906
NET ASSETS AT DECEMBER 31, 2018	3,114,953	6,099,126	4,191,662	6,436,593	4,819,455	6,656,991	29,949,183
Changes From Operations:
• Net investment income (loss)	80,127	163,051	84,661	114,389	58,035	46,106	738,714
• Net realized gain (loss) on investments	161,716	3,445	3,329	469,703	71,329	64,399	39,245
• Net change in unrealized appreciation or depreciation on investments	235,145	1,313,178	577,882	1,441,147	1,369,526	1,151,260	1,439,279
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	476,988	1,479,674	665,872	2,025,239	1,498,890	1,261,765	2,217,238
Changes From Unit Transactions:
• Net unit transactions	23,982	2,350,668	(523,437)	1,425,450	1,299,229	13,667	6,053,459
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	23,982	2,350,668	(523,437)	1,425,450	1,299,229	13,667	6,053,459
TOTAL INCREASE (DECREASE) IN NET ASSETS	500,970	3,830,342	142,435	3,450,689	2,798,119	1,275,432	8,270,697
NET ASSETS AT DECEMBER 31, 2019	$3,615,923	$9,929,468	$4,334,097	$9,887,282	$7,617,574	$7,932,423	$38,219,880

See accompanying notes.

	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Income Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$4,826,325	$8,845,654	$48,368,876	$4,323,368	$47,585,553	$68,314,036
Changes From Operations:
• Net investment income (loss)	41,400	173,468	889,181	203,827	886,397	505,672
• Net realized gain (loss) on investments	51,932	157,408	1,466,060	1,799	910,782	14
• Net change in unrealized appreciation or depreciation on investments	(570,214)	(772,882)	(5,473,318)	(136,061)	(4,475,452)	1
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(476,882)	(442,006)	(3,118,077)	69,565	(2,678,273)	505,687
Changes From Unit Transactions:
• Net unit transactions	113,824	(91,454)	3,371,804	1,325,166	(1,913,377)	6,229,753
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	113,824	(91,454)	3,371,804	1,325,166	(1,913,377)	6,229,753
TOTAL INCREASE (DECREASE) IN NET ASSETS	(363,058)	(533,460)	253,727	1,394,731	(4,591,650)	6,735,440
NET ASSETS AT DECEMBER 31, 2018	4,463,267	8,312,194	48,622,603	5,718,099	42,993,903	75,049,476
Changes From Operations:
• Net investment income (loss)	67,491	212,327	1,039,452	145,264	896,571	809,322
• Net realized gain (loss) on investments	53,014	486,810	2,992,315	22,404	2,541,490	215
• Net change in unrealized appreciation or depreciation on investments	447,737	630,400	3,639,373	236,063	2,807,068	—
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	568,242	1,329,537	7,671,140	403,731	6,245,129	809,537
Changes From Unit Transactions:
• Net unit transactions	375,661	1,328,848	2,355,607	637,922	(135,044)	7,973,961
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	375,661	1,328,848	2,355,607	637,922	(135,044)	7,973,961
TOTAL INCREASE (DECREASE) IN NET ASSETS	943,903	2,658,385	10,026,747	1,041,653	6,110,085	8,783,498
NET ASSETS AT DECEMBER 31, 2019	$5,407,170	$10,970,579	$58,649,350	$6,759,752	$49,103,988	$83,832,974

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class Subaccount	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class Subaccount	LVIP MFS International Growth Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$465,774	$—	$14,395,716	$9,810,393	$16,322,042	$38,881,472	$17,202,647
Changes From Operations:
• Net investment income (loss)	5,344	—	875,562	60,402	156,819	558,053	459,662
• Net realized gain (loss) on investments	18,247	—	(36,766)	345,818	549,941	2,245,235	303,068
• Net change in unrealized appreciation or depreciation on investments	(66,352)	—	(1,431,340)	(1,404,491)	(2,507,793)	(7,639,905)	(3,077,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(42,761)	—	(592,544)	(998,271)	(1,801,033)	(4,836,617)	(2,314,698)
Changes From Unit Transactions:
• Net unit transactions	(4,106)	—	3,142,094	(1,955,048)	4,917,397	8,758,686	1,189,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,106)	—	3,142,094	(1,955,048)	4,917,397	8,758,686	1,189,363
TOTAL INCREASE (DECREASE) IN NET ASSETS	(46,867)	—	2,549,550	(2,953,319)	3,116,364	3,922,069	(1,125,335)
NET ASSETS AT DECEMBER 31, 2018	418,907	—	16,945,266	6,857,074	19,438,406	42,803,541	16,077,312
Changes From Operations:
• Net investment income (loss)	(1,214)	5,895	1,111,407	57,869	334,393	582,487	582,215
• Net realized gain (loss) on investments	18,734	1,133	(42,189)	131,365	1,608,988	1,394,355	327,042
• Net change in unrealized appreciation or depreciation on investments	23,581	42,124	1,101,545	915,124	4,403,024	10,522,138	1,968,588
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	41,101	49,152	2,170,763	1,104,358	6,346,405	12,498,980	2,877,845
Changes From Unit Transactions:
• Net unit transactions	(460,008)	453,899	3,516,107	511,752	10,014,452	2,059,896	504,049
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(460,008)	453,899	3,516,107	511,752	10,014,452	2,059,896	504,049
TOTAL INCREASE (DECREASE) IN NET ASSETS	(418,907)	503,051	5,686,870	1,616,110	16,360,857	14,558,876	3,381,894
NET ASSETS AT DECEMBER 31, 2019	$—	$503,051	$22,632,136	$8,473,184	$35,799,263	$57,362,417	$19,459,206

See accompanying notes.

	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA Conservative Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Developed International 150 Fund - Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$609,999	$17,586,918	$8,127,791	$2,768,011	$15,986,103	$15,788,484
Changes From Operations:
• Net investment income (loss)	(9)	484,649	175,911	63,705	842,060	997,299
• Net realized gain (loss) on investments	37,831	(70,583)	121,223	21,052	594,291	84,054
• Net change in unrealized appreciation or depreciation on investments	(106,114)	(523,489)	(782,507)	(243,060)	(5,996,905)	(4,243,921)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(68,292)	(109,423)	(485,373)	(158,303)	(4,560,554)	(3,162,568)
Changes From Unit Transactions:
• Net unit transactions	(149,656)	4,123,657	2,176,639	5,955	15,564,036	11,584,613
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(149,656)	4,123,657	2,176,639	5,955	15,564,036	11,584,613
TOTAL INCREASE (DECREASE) IN NET ASSETS	(217,948)	4,014,234	1,691,266	(152,348)	11,003,482	8,422,045
NET ASSETS AT DECEMBER 31, 2018	392,051	21,601,152	9,819,057	2,615,663	26,989,585	24,210,529
Changes From Operations:
• Net investment income (loss)	548	605,397	198,855	62,988	1,401,416	959,265
• Net realized gain (loss) on investments	3,940	21,946	144,632	43,170	337,897	(101,497)
• Net change in unrealized appreciation or depreciation on investments	72,774	1,136,143	1,071,757	232,242	2,917,847	1,169,777
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	77,262	1,763,486	1,415,244	338,400	4,657,160	2,027,545
Changes From Unit Transactions:
• Net unit transactions	40,581	6,736,406	531,037	69,926	10,493,486	5,528,966
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	40,581	6,736,406	531,037	69,926	10,493,486	5,528,966
TOTAL INCREASE (DECREASE) IN NET ASSETS	117,843	8,499,892	1,946,281	408,326	15,150,646	7,556,511
NET ASSETS AT DECEMBER 31, 2019	$509,894	$30,101,044	$11,765,338	$3,023,989	$42,140,231	$31,767,040

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund - Standard Class Subaccount	LVIP SSGA Large Cap 100 Fund - Standard Class Subaccount	LVIP SSGA Moderate Index Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$7,334,111	$41,786,889	$8,382,122	$21,295,795	$38,542,125	$26,763,036	$42,479,784
Changes From Operations:
• Net investment income (loss)	172,209	1,043,531	119,828	339,303	854,842	749,389	748,093
• Net realized gain (loss) on investments	39,481	424,136	241,765	1,190,363	366,618	410,066	409,923
• Net change in unrealized appreciation or depreciation on investments	(846,633)	(8,617,654)	(1,307,863)	(4,019,896)	(4,712,775)	(3,444,673)	(5,171,549)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(634,943)	(7,149,987)	(946,270)	(2,490,230)	(3,491,315)	(2,285,218)	(4,013,533)
Changes From Unit Transactions:
• Net unit transactions	47,326	13,017,837	(950,978)	439,629	14,038,594	3,089,453	8,370,062
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	47,326	13,017,837	(950,978)	439,629	14,038,594	3,089,453	8,370,062
TOTAL INCREASE (DECREASE) IN NET ASSETS	(587,617)	5,867,850	(1,897,248)	(2,050,601)	10,547,279	804,235	4,356,529
NET ASSETS AT DECEMBER 31, 2018	6,746,494	47,654,739	6,484,874	19,245,194	49,089,404	27,567,271	46,836,313
Changes From Operations:
• Net investment income (loss)	150,230	1,313,077	131,873	515,932	1,041,603	749,432	1,001,387
• Net realized gain (loss) on investments	141,454	120,608	85,868	1,606,982	597,179	644,854	735,412
• Net change in unrealized appreciation or depreciation on investments	718,545	9,368,946	969,561	3,244,211	7,317,962	3,130,244	7,817,012
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,010,229	10,802,631	1,187,302	5,367,125	8,956,744	4,524,530	9,553,811
Changes From Unit Transactions:
• Net unit transactions	(216,627)	12,317,443	(72,027)	2,451,116	8,278,985	2,090,109	7,536,250
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(216,627)	12,317,443	(72,027)	2,451,116	8,278,985	2,090,109	7,536,250
TOTAL INCREASE (DECREASE) IN NET ASSETS	793,602	23,120,074	1,115,275	7,818,241	17,235,729	6,614,639	17,090,061
NET ASSETS AT DECEMBER 31, 2019	$7,540,096	$70,774,813	$7,600,149	$27,063,435	$66,325,133	$34,181,910	$63,926,374

See accompanying notes.

	LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2010 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2020 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$15,799,634	$268,261,643	$37,074,535	$17,595,265	$259,056	$1,485,882
Changes From Operations:
• Net investment income (loss)	494,974	4,131,580	201,330	702,802	4,439	18,728
• Net realized gain (loss) on investments	125,163	9,565,380	2,234,602	753,497	42,810	77,647
• Net change in unrealized appreciation or depreciation on investments	(2,239,794)	(32,173,684)	(7,897,799)	(5,281,955)	(58,928)	(188,151)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,619,657)	(18,476,724)	(5,461,867)	(3,825,656)	(11,679)	(91,776)
Changes From Unit Transactions:
• Net unit transactions	2,997,307	67,550,908	11,279,261	12,929,006	(4,188)	(4,873)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,997,307	67,550,908	11,279,261	12,929,006	(4,188)	(4,873)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,377,650	49,074,184	5,817,394	9,103,350	(15,867)	(96,649)
NET ASSETS AT DECEMBER 31, 2018	17,177,284	317,335,827	42,891,929	26,698,615	243,189	1,389,233
Changes From Operations:
• Net investment income (loss)	563,912	5,053,637	230,585	550,819	7,625	37,552
• Net realized gain (loss) on investments	377,947	21,470,762	3,083,891	301,886	47,214	266,730
• Net change in unrealized appreciation or depreciation on investments	2,152,676	79,778,778	8,062,903	5,109,819	(17,047)	(48,789)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,094,535	106,303,177	11,377,379	5,962,524	37,792	255,493
Changes From Unit Transactions:
• Net unit transactions	4,647,245	94,637,133	12,261,974	9,905,404	4,190	67,280
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,647,245	94,637,133	12,261,974	9,905,404	4,190	67,280
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,741,780	200,940,310	23,639,353	15,867,928	41,982	322,773
NET ASSETS AT DECEMBER 31, 2019	$24,919,064	$518,276,137	$66,531,282	$42,566,543	$285,171	$1,712,006

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	LVIP T. Rowe Price 2030 Fund - Standard Class Subaccount	LVIP T. Rowe Price 2040 Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund - Standard Class Subaccount	LVIP Vanguard International Equity ETF Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$1,718,964	$1,754,826	$27,519,836	$14,939,692	$2,010,846	$46,598,427	$32,429,006
Changes From Operations:
• Net investment income (loss)	21,302	13,418	(128,297)	(39,128)	26,441	636,504	655,705
• Net realized gain (loss) on investments	57,518	94,467	3,551,974	1,800,270	15,047	942,483	445,289
• Net change in unrealized appreciation or depreciation on investments	(207,104)	(263,592)	(4,195,396)	(2,519,001)	(162,432)	(5,714,123)	(7,082,481)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(128,284)	(155,707)	(771,719)	(757,859)	(120,944)	(4,135,136)	(5,981,487)
Changes From Unit Transactions:
• Net unit transactions	(99,694)	(95,896)	6,586,366	2,803,491	247,317	26,298,921	10,220,667
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(99,694)	(95,896)	6,586,366	2,803,491	247,317	26,298,921	10,220,667
TOTAL INCREASE (DECREASE) IN NET ASSETS	(227,978)	(251,603)	5,814,647	2,045,632	126,373	22,163,785	4,239,180
NET ASSETS AT DECEMBER 31, 2018	1,490,986	1,503,223	33,334,483	16,985,324	2,137,219	68,762,212	36,668,186
Changes From Operations:
• Net investment income (loss)	10,803	23,561	(216,716)	(104,611)	28,018	1,061,752	1,193,640
• Net realized gain (loss) on investments	161,726	251,882	3,252,467	2,234,549	114,241	1,921,482	61,145
• Net change in unrealized appreciation or depreciation on investments	82,937	67,243	7,115,481	4,571,105	244,529	20,012,296	7,333,877
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	255,466	342,686	10,151,232	6,701,043	386,788	22,995,530	8,588,662
Changes From Unit Transactions:
• Net unit transactions	(1,026,735)	(152,134)	1,366,535	5,170,138	561,589	28,119,079	7,750,303
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,026,735)	(152,134)	1,366,535	5,170,138	561,589	28,119,079	7,750,303
TOTAL INCREASE (DECREASE) IN NET ASSETS	(771,269)	190,552	11,517,767	11,871,181	948,377	51,114,609	16,338,965
NET ASSETS AT DECEMBER 31, 2019	$719,717	$1,693,775	$44,852,250	$28,856,505	$3,085,596	$119,876,821	$53,007,151

See accompanying notes.

	LVIP Wellington Capital Growth Fund - Standard Class Subaccount	LVIP Wellington Mid-Cap Value Fund - Standard Class Subaccount	M Capital Appreciation Fund Subaccount	M International Equity Fund Subaccount	M Large Cap Growth Fund Subaccount	M Large Cap Value Fund Subaccount
NET ASSETS AT JANUARY 1, 2018	$6,705,585	$7,885,501	$1,471,050	$2,375,700	$1,567,732	$561,465
Changes From Operations:
• Net investment income (loss)	(40,772)	10,960	(4,870)	3,921	(7,402)	5,161
• Net realized gain (loss) on investments	867,638	393,783	320,292	(54,746)	401,540	42,310
• Net change in unrealized appreciation or depreciation on investments	(892,716)	(1,749,289)	(474,085)	(285,550)	(367,485)	(119,858)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65,850)	(1,344,546)	(158,663)	(336,375)	26,653	(72,387)
Changes From Unit Transactions:
• Net unit transactions	2,160,493	1,329,035	(272,029)	(1,052,976)	(870,195)	19,696
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,160,493	1,329,035	(272,029)	(1,052,976)	(870,195)	19,696
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,094,643	(15,511)	(430,692)	(1,389,351)	(843,542)	(52,691)
NET ASSETS AT DECEMBER 31, 2018	8,800,228	7,869,990	1,040,358	986,349	724,190	508,774
Changes From Operations:
• Net investment income (loss)	(54,805)	48,059	(3,659)	26,611	(4,715)	6,286
• Net realized gain (loss) on investments	1,314,274	817,770	93,240	(2,277)	93,032	22,029
• Net change in unrealized appreciation or depreciation on investments	2,562,061	1,593,348	199,534	179,678	158,907	74,819
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,821,530	2,459,177	289,115	204,012	247,224	103,134
Changes From Unit Transactions:
• Net unit transactions	1,810,518	958,451	(86,068)	92,796	(135,634)	(52,391)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,810,518	958,451	(86,068)	92,796	(135,634)	(52,391)
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,632,048	3,417,628	203,047	296,808	111,590	50,743
NET ASSETS AT DECEMBER 31, 2019	$14,432,276	$11,287,618	$1,243,405	$1,283,157	$835,780	$559,517

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	MFS® VIT II Core Equity Portfolio - Initial Class Subaccount	Neuberger Berman AMT Large Cap Value Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2018	$21,799,549	$19,831,970	$20,928,741	$2,248,838	$2,139,571	$18,714,367	$3,307,141
Changes From Operations:
• Net investment income (loss)	(140,457)	304,607	83,557	(1,058)	7,683	(149,634)	(4,181)
• Net realized gain (loss) on investments	2,729,673	1,172,570	281,150	271,815	260,614	1,785,361	292,287
• Net change in unrealized appreciation or depreciation on investments	(2,377,220)	(2,760,628)	(271,177)	(297,297)	(299,662)	(2,857,309)	(737,659)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	211,996	(1,283,451)	93,530	(26,540)	(31,365)	(1,221,582)	(449,553)
Changes From Unit Transactions:
• Net unit transactions	4,272,614	953,063	(1,018,432)	(754,976)	(233,893)	(784,272)	(462,715)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,272,614	953,063	(1,018,432)	(754,976)	(233,893)	(784,272)	(462,715)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,484,610	(330,388)	(924,902)	(781,516)	(265,258)	(2,005,854)	(912,268)
NET ASSETS AT DECEMBER 31, 2018	26,284,159	19,501,582	20,003,839	1,467,322	1,874,313	16,708,513	2,394,873
Changes From Operations:
• Net investment income (loss)	(215,560)	399,920	758,190	2,476	34,891	(150,069)	(1,057)
• Net realized gain (loss) on investments	4,109,219	953,667	430,392	301,184	259,318	1,821,167	337,158
• Net change in unrealized appreciation or depreciation on investments	5,851,912	2,676,719	3,601,581	231,821	(71,882)	3,558,605	40,805
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	9,745,571	4,030,306	4,790,163	535,481	222,327	5,229,703	376,906
Changes From Unit Transactions:
• Net unit transactions	(148,801)	2,817,919	275,206	375,601	(2,096,640)	(1,161,258)	(70,848)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(148,801)	2,817,919	275,206	375,601	(2,096,640)	(1,161,258)	(70,848)
TOTAL INCREASE (DECREASE) IN NET ASSETS	9,596,770	6,848,225	5,065,369	911,082	(1,874,313)	4,068,445	306,058
NET ASSETS AT DECEMBER 31, 2019	$35,880,929	$26,349,807	$25,069,208	$2,378,404	$—	$20,776,958	$2,700,931

See accompanying notes.

	Neuberger Berman AMT Sustainable Equity Portfolio - I Class Subaccount	PIMCO VIT Commodity RealReturn® Strategy Portfolio - Administrative Class Subaccount	Putnam VT Equity Income Fund - Class IB Subaccount	Putnam VT Global Health Care Fund - Class IB Subaccount	Templeton Foreign VIP Fund - Class 1 Subaccount	Templeton Foreign VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$10,473,356	$1,455,057	$2,104,645	$1,913,949	$3,443,365
Changes From Operations:
• Net investment income (loss)	—	165,241	(1,129)	3,487	37,005	62,005
• Net realized gain (loss) on investments	—	(324,413)	76,276	328,690	917	8,783
• Net change in unrealized appreciation or depreciation on investments	—	(1,603,434)	(196,861)	(355,716)	(334,900)	(607,387)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(1,762,606)	(121,714)	(23,539)	(296,978)	(536,599)
Changes From Unit Transactions:
• Net unit transactions	—	2,082,640	(181,912)	(47,125)	(73,860)	(163,331)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	2,082,640	(181,912)	(47,125)	(73,860)	(163,331)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	320,034	(303,626)	(70,664)	(370,838)	(699,930)
NET ASSETS AT DECEMBER 31, 2018	—	10,793,390	1,151,431	2,033,981	1,543,111	2,743,435
Changes From Operations:
• Net investment income (loss)	(2,557)	527,474	18,121	(17,966)	18,682	26,700
• Net realized gain (loss) on investments	111,242	(638,058)	114,920	96,041	384	16,745
• Net change in unrealized appreciation or depreciation on investments	68,414	1,367,472	135,307	512,263	163,519	276,936
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	177,099	1,256,888	268,348	590,338	182,585	320,381
Changes From Unit Transactions:
• Net unit transactions	2,019,297	2,933,743	(532,795)	(36,062)	(58,195)	47,012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,019,297	2,933,743	(532,795)	(36,062)	(58,195)	47,012
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,196,396	4,190,631	(264,447)	554,276	124,390	367,393
NET ASSETS AT DECEMBER 31, 2019	$2,196,396	$14,984,021	$886,984	$2,588,257	$1,667,501	$3,110,828

Lincoln Life Flexible Premium Variable Life Account R

Statements of changes in net assets (continued)

Years Ended December 31, 2018 and 2019

	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2018	$14,729,998	$4,052,142	$1,535,313
Changes From Operations:
• Net investment income (loss)	(102,458)	59,637	17,579
• Net realized gain (loss) on investments	(55,794)	371,551	159,470
• Net change in unrealized appreciation or depreciation on investments	436,073	(1,013,852)	(388,892)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	277,821	(582,664)	(211,843)
Changes From Unit Transactions:
• Net unit transactions	2,887,383	(393,350)	(176,167)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,887,383	(393,350)	(176,167)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,165,204	(976,014)	(388,010)
NET ASSETS AT DECEMBER 31, 2018	17,895,202	3,076,128	1,147,303
Changes From Operations:
• Net investment income (loss)	1,278,867	78,708	23,167
• Net realized gain (loss) on investments	(21,200)	565,968	218,534
• Net change in unrealized appreciation or depreciation on investments	(975,301)	(186,120)	(83,112)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	282,366	458,556	158,589
Changes From Unit Transactions:
• Net unit transactions	3,534,836	(192,682)	(44,593)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,534,836	(192,682)	(44,593)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,817,202	265,874	113,996
NET ASSETS AT DECEMBER 31, 2019	$21,712,404	$3,342,002	$1,261,299

See accompanying notes.

	TOPS® Balanced ETF Portfolio - Class 2 Shares Subaccount	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares Subaccount
NET ASSETS AT JANUARY 1, 2018	$—	$—
Changes From Operations:
• Net investment income (loss)	—	—
• Net realized gain (loss) on investments	—	—
• Net change in unrealized appreciation or depreciation on investments	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—
Changes From Unit Transactions:
• Net unit transactions	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—
NET ASSETS AT DECEMBER 31, 2018	—	—
Changes From Operations:
• Net investment income (loss)	341	32
• Net realized gain (loss) on investments	657	62
• Net change in unrealized appreciation or depreciation on investments	6,136	123
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,134	217
Changes From Unit Transactions:
• Net unit transactions	349,805	4,728
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	349,805	4,728
TOTAL INCREASE (DECREASE) IN NET ASSETS	356,939	4,945
NET ASSETS AT DECEMBER 31, 2019	$356,939	$4,945

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements

December 31, 2019

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Flexible Premium Variable Life Account R (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on June 18, 1998, are part of the operations of the Company. The Variable Account consists of thirteen products as follows:

• Lincoln SVUL • Lincoln SVUL-I • Lincoln SVUL-II • Lincoln SVUL-III • Lincoln SVUL-IV • Lincoln SVULONE • Lincoln Momentum SVULONE	• Lincoln SVULONE 2007 • Lincoln Momentum SVULONE 2007 • Lincoln PreservationEdge SVUL • Lincoln SVULONE 2013 • Lincoln SVULONE 2016 • Lincoln SVULONE 2019

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred thirty-two mutual funds (the Funds) of twenty-one open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco V.I. American Franchise Fund - Series I Shares

Invesco V.I. Core Equity Fund - Series I Shares

Invesco V.I. Core Plus Bond Fund - Series I Shares

Invesco V.I. International Growth Fund - Series I Shares

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Balanced Fund - Class I

American Century VP Inflation Protection Fund - Class I

American Funds Insurance Series®:

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds International Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Global Allocation V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class

Fidelity® VIP Equity-Income Portfolio - Initial Class

Fidelity® VIP Equity-Income Portfolio - Service Class

Fidelity® VIP Growth Opportunities Portfolio - Service Class

Fidelity® VIP Growth Portfolio - Service Class

Fidelity® VIP High Income Portfolio - Service Class

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1

Franklin Mutual Shares VIP Fund - Class 1

Franklin Small-Mid Cap Growth VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 1

Templeton Foreign VIP Fund - Class 2

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Templeton Growth VIP Fund - Class 2

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Institutional Shares

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares

Janus Henderson Global Research Portfolio - Institutional Shares

Janus Henderson Global Research Portfolio - Service Shares

Janus Henderson Global Technology Portfolio - Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Mid Cap Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class

LVIP BlackRock Inflation Protected Bond Fund - Standard Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Special Opportunities Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Core Equity Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class

LVIP MFS International Growth Fund - Standard Class

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class

LVIP SSGA Conservative Structured Allocation Fund - Standard Class

LVIP SSGA Developed International 150 Fund - Standard Class

LVIP SSGA Emerging Markets 100 Fund - Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class

LVIP SSGA Large Cap 100 Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Moderate Structured Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class

LVIP T. Rowe Price 2010 Fund - Standard Class

LVIP T. Rowe Price 2020 Fund - Standard Class

LVIP T. Rowe Price 2030 Fund - Standard Class

LVIP T. Rowe Price 2040 Fund - Standard Class

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class

LVIP Vanguard Domestic Equity ETF Fund - Standard Class

LVIP Vanguard International Equity ETF Fund - Standard Class

LVIP Wellington Capital Growth Fund - Standard Class

LVIP Wellington Mid-Cap Value Fund - Standard Class

M Fund, Inc.:

M Capital Appreciation Fund

M International Equity Fund

M Large Cap Growth Fund

M Large Cap Value Fund

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Neuberger Berman AMT Sustainable Equity Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Balanced ETF Portfolio - Class 2 Shares

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class

Putnam Variable Trust:

Putnam VT Equity Income Fund - Class IB

Putnam VT Global Health Care Fund - Class IB

*  Denotes an affiliate of the Company

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2019. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2018, the following funds changed their names:

Previous Fund Name	New Fund Name
LVIP Managed Risk Profile 2010 Fund - Standard Class	LVIP T. Rowe Price 2010 Fund - Standard Class
LVIP Managed Risk Profile 2020 Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP Managed Risk Profile 2030 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP Managed Risk Profile 2040 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class

Also during 2018, the following fund families changed their names:

Previous Fund Family Name	New Fund Family Name
Deutsche Investments VIT Funds	Deutsche DWS Investments VIT Funds
Deutsche Variable Series II	Deutsche DWS Variable Series II

During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares

Also during 2019, the LVIP Clarion Global Real Estate Fund - Standard Class fund changed its name to LVIP BlackRock Global Real Estate Fund - Standard Class.

Also during 2019, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund - Service Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Service Class
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class

Also during 2019, the Neuberger Berman AMT Large Cap Value Portfolio - I Class fund ceased to be available as investment option to Variable Account contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The rates are as follows for the thirteen policy types within the Variable Account:

•  Lincoln SVUL - annual rate of .80%.

•  Lincoln SVUL-I - annual rate of .80%.

•  Lincoln SVUL-II - annual rate of .80%.

•  Lincoln SVUL-III - annual rate of .80% for policy years one through nineteen and .40% thereafter.

•  Lincoln SVUL-IV - annual rate of .60% for policy years one through nineteen and .20% thereafter.

•  Lincoln SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE - annual rate of .50% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln Momentum SVULONE 2007 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

Lincoln Life Flexible Premium Variable
Life Account R

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln PreservationEdge SVUL - annual rate of .10% for policy years one through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2013 - annual rate of .60% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2016 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

•  Lincoln SVULONE 2019 - annual rate of .90% for policy years one through ten, .20% for policy years eleven through twenty and 0.00% thereafter.

The Company deducts a premium load to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectus for the premium load charge. The premium loads for the years ended December 31, 2019 and 2018, amounted to $46,486,021 and $45,104,334 respectively.

The Company charges a monthly administrative fee which varies by product. Refer to the product prospectus for the administrative fee rate. The administrative fees are for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. Administrative fees for the years ended December 31, 2019 and 2018, amounted to $69,780,239 and $56,795,929, respectively.

The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, a cost of insurance charge is deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The cost of insurance charges for the years ended December 31, 2019 and 2018, amounted to $39,730,672 and $35,831,245, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee which varies by product, refer to the product prospectus for the transfer fee charge. For the years ended December 31, 2019 and 2018, no transfer fees were deducted from the variable subaccounts.

The Company, upon full surrender of a policy, may assess a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge assessed, if any, will depend on the face amount of the policy and the issue age of the policy. In no event will the surrender charge exceed the maximum allowed by state or federal law. No surrender charge is imposed on partial surrenders for Lincoln SVULONE, Lincoln Momentum SVULONE, Lincoln SVULONE 2007, Lincoln Momentum SVULONE 2007, Lincoln PreservationEdge SVUL, Lincoln SVULONE 2013, Lincoln SVULONE 2016 and Lincoln SVULONE 2019. For all other products, an administrative fee of $25 (not to exceed 2% of the amount withdrawn) is imposed, allocated pro-rata among the variable subaccounts (and, where applicable, the fixed account) from which the partial surrender proceeds are taken. The full surrender charges and partial surrender administrative charges for the years ended December 31, 2019 and 2018, amounted to $1,296,938 and $977,078, respectively.

Premium load, cost of insurance, administrative, surrender and transfer fees are included within Contract withdrawals on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2019, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2019		0.10%	0.90%	$16.25	$38.04	383,651	$7,462,855	28.99%	30.03%	0.43%
	2018		0.10%	0.90%	12.60	29.26	366,303	5,559,287	-10.60%	-9.89%	0.00%
	2017		0.10%	0.90%	14.25	32.47	244,417	4,602,732	35.58%	36.53%	0.44%
	2016		0.10%	0.80%	11.73	23.78	207,702	2,734,853	-1.42%	-0.72%	0.00%
	2015		0.10%	0.80%	11.88	23.95	189,309	2,623,203	2.07%	2.79%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Growth and Income Portfolio - Class A
	2019		0.10%	0.80%	$13.52	$45.78	372,540	$10,415,651	22.93%	23.79%	1.22%
	2018		0.10%	0.80%	12.42	36.98	383,977	9,260,238	-6.36%	-5.70%	1.00%
	2017		0.10%	0.80%	13.18	39.22	398,188	10,161,539	17.98%	18.81%	1.44%
	2016		0.10%	0.80%	15.64	33.01	411,193	8,950,535	10.41%	11.19%	0.94%
	2015		0.10%	0.80%	14.14	29.69	428,203	8,739,235	0.89%	1.60%	1.39%
AB VPS International Value Portfolio - Class A
	2019		0.10%	0.80%	7.41	22.14	282,948	3,011,624	16.20%	17.02%	0.94%
	2018		0.10%	0.80%	6.37	18.92	299,689	2,637,300	-23.40%	-22.87%	1.57%
	2017		0.10%	0.80%	8.29	24.53	282,428	3,060,364	24.42%	25.29%	2.25%
	2016		0.10%	0.80%	6.65	19.58	304,408	2,559,703	-1.29%	-0.60%	1.23%
	2015		0.10%	0.80%	6.73	19.70	309,973	2,653,541	1.77%	2.49%	2.52%
AB VPS Large Cap Growth Portfolio - Class A
	2019		0.60%	0.80%	39.09	45.80	116,610	4,636,708	33.62%	33.89%	0.00%
	2018		0.60%	0.80%	29.26	34.28	156,071	4,654,698	1.76%	1.96%	0.00%
	2017		0.60%	0.80%	28.75	33.68	159,005	4,682,569	30.93%	31.20%	0.00%
	2016		0.60%	0.80%	21.96	25.73	140,317	3,151,972	1.81%	2.01%	0.00%
	2015		0.60%	0.80%	21.57	25.27	144,387	3,184,245	10.23%	10.45%	0.00%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2019		0.10%	0.90%	11.15	51.33	1,294,878	28,164,431	19.02%	19.98%	0.60%
	2018		0.10%	0.90%	11.38	42.78	1,183,838	22,440,201	-15.79%	-15.11%	0.47%
	2017		0.10%	0.90%	13.52	50.40	1,032,732	25,143,704	12.13%	13.03%	0.46%
	2016		0.10%	0.90%	13.85	44.59	897,789	20,607,812	24.09%	24.96%	0.57%
	2015		0.10%	0.80%	11.13	35.68	852,727	16,214,595	-6.24%	-5.58%	0.79%
American Century VP Balanced Fund - Class I
	2019		0.10%	0.90%	13.37	13.76	1,128,916	15,179,635	18.78%	19.73%	1.60%
	2018		0.10%	0.90%	11.25	11.49	713,225	8,059,880	-4.69%	-3.93%	1.61%
	2017		0.10%	0.90%	11.81	11.96	276,314	3,281,393	12.89%	13.80%	1.59%
	2016	6/20/16	0.10%	0.90%	10.46	10.51	192,829	2,021,755	0.17%	3.92%	0.87%
American Century VP Inflation Protection Fund - Class I
	2019		0.10%	0.80%	10.90	16.07	454,411	6,610,406	8.29%	9.05%	2.57%
	2018		0.10%	0.80%	10.14	14.81	431,173	6,048,384	-3.35%	-2.67%	3.08%
	2017		0.10%	0.80%	10.43	15.32	486,964	7,240,118	3.10%	3.82%	2.74%
	2016		0.10%	0.80%	13.35	14.86	533,513	7,772,428	3.87%	4.60%	1.96%
	2015		0.10%	0.80%	12.77	14.31	550,926	7,758,296	-3.06%	-2.38%	2.35%
American Funds Global Growth Fund - Class 2
	2019		0.10%	0.90%	15.22	46.35	2,914,449	66,345,332	34.06%	35.14%	1.19%
	2018		0.10%	0.90%	11.27	34.30	2,517,633	44,593,177	-9.86%	-9.13%	0.72%
	2017		0.10%	0.90%	13.62	37.75	1,963,991	41,070,048	30.29%	31.34%	0.72%
	2016		0.10%	0.90%	12.13	28.74	1,395,197	24,776,261	-0.18%	0.52%	0.90%
	2015		0.10%	0.80%	12.13	28.59	1,112,640	21,405,566	6.08%	6.83%	1.08%
American Funds Global Small Capitalization Fund - Class 2
	2019		0.10%	0.90%	13.71	51.02	1,421,666	30,858,686	30.34%	31.39%	0.16%
	2018		0.10%	0.90%	11.82	39.10	1,310,026	22,436,249	-11.35%	-10.64%	0.08%
	2017		0.10%	0.90%	13.33	44.07	1,117,196	23,163,593	24.77%	25.77%	0.43%
	2016		0.10%	0.90%	11.18	35.28	989,819	16,677,900	1.28%	2.00%	0.23%
	2015		0.10%	0.80%	11.02	34.84	929,615	16,538,539	-0.53%	0.17%	0.00%
American Funds Growth Fund - Class 2
	2019		0.10%	0.90%	15.58	58.31	6,557,052	171,237,461	29.60%	30.64%	0.78%
	2018		0.10%	0.90%	11.94	44.63	5,927,402	123,839,024	-1.14%	-0.35%	0.44%
	2017		0.10%	0.90%	14.05	44.79	5,419,860	121,196,430	27.14%	28.16%	0.52%
	2016		0.10%	0.90%	13.93	34.95	4,750,233	89,540,765	8.62%	9.38%	0.75%
	2015		0.10%	0.80%	12.80	31.95	4,052,137	74,752,163	6.01%	6.75%	0.60%
American Funds Growth-Income Fund - Class 2
	2019		0.10%	0.90%	14.32	49.11	7,840,183	189,813,612	25.01%	26.01%	1.76%
	2018		0.10%	0.90%	13.00	38.98	6,698,223	136,819,261	-2.67%	-1.88%	1.42%
	2017		0.10%	0.90%	13.36	39.72	6,556,821	140,750,162	21.29%	22.26%	1.47%
	2016		0.10%	0.90%	13.78	32.49	5,618,261	104,014,425	10.63%	11.41%	1.52%
	2015		0.10%	0.80%	12.43	29.16	3,912,345	72,725,295	0.65%	1.35%	1.39%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds International Fund - Class 2
	2019		0.10%	0.90%	$13.20	$34.93	5,247,506	$94,892,226	21.78%	22.76%	1.48%
	2018		0.10%	0.90%	11.94	28.66	5,228,274	77,784,771	-13.91%	-13.22%	1.81%
	2017		0.10%	0.90%	13.87	33.25	4,346,140	77,727,236	30.96%	32.01%	1.33%
	2016		0.10%	0.90%	10.57	25.37	3,836,855	53,203,204	2.71%	3.43%	1.37%
	2015		0.10%	0.80%	10.28	24.70	3,062,915	43,647,613	-5.29%	-4.62%	1.64%
BlackRock Global Allocation V.I. Fund - Class I
	2019		0.10%	0.90%	12.01	20.46	6,941,493	104,848,791	16.93%	17.87%	1.35%
	2018		0.10%	0.90%	10.20	17.36	6,807,983	88,415,216	-8.17%	-7.43%	1.03%
	2017		0.10%	0.90%	11.75	18.75	5,896,469	85,071,265	12.84%	13.74%	1.39%
	2016		0.10%	0.90%	10.97	16.49	5,238,239	67,726,697	3.28%	4.01%	1.40%
	2015		0.10%	0.80%	10.60	15.85	3,299,122	44,621,548	-1.50%	-0.81%	1.22%
ClearBridge Variable Mid Cap Portfolio - Class I
	2019		0.10%	0.90%	12.44	15.57	744,043	11,069,131	31.75%	32.81%	0.66%
	2018		0.10%	0.90%	10.85	11.72	648,086	7,317,669	-13.30%	-12.61%	0.52%
	2017		0.10%	0.90%	12.51	13.41	580,701	7,583,994	11.79%	12.68%	0.50%
	2016		0.10%	0.90%	11.69	11.90	394,079	4,626,308	8.47%	9.23%	0.87%
	2015		0.10%	0.80%	10.81	10.90	257,928	2,787,336	1.69%	2.20%	0.06%
Delaware VIP® Diversified Income Series - Standard Class
	2019		0.10%	0.90%	11.01	20.59	2,879,106	41,486,058	9.44%	10.32%	2.87%
	2018		0.10%	0.90%	10.06	18.76	2,703,951	36,401,331	-3.00%	-2.22%	3.11%
	2017		0.10%	0.90%	10.37	19.28	1,971,120	29,360,863	4.28%	5.12%	2.73%
	2016		0.10%	0.90%	10.71	18.44	1,677,486	25,767,706	2.70%	3.42%	3.04%
	2015		0.10%	0.80%	10.41	17.92	1,658,543	25,692,768	-1.87%	-1.18%	3.02%
Delaware VIP® Emerging Markets Series - Standard Class
	2019		0.10%	0.90%	13.03	60.01	3,347,333	62,048,753	21.53%	22.51%	0.68%
	2018		0.10%	0.90%	10.65	49.33	2,880,092	44,870,938	-16.56%	-15.89%	3.25%
	2017		0.10%	0.90%	13.32	59.06	2,159,868	43,744,930	39.29%	40.41%	0.57%
	2016		0.10%	0.90%	9.53	42.36	2,035,658	29,655,529	13.03%	13.82%	0.97%
	2015		0.10%	0.80%	8.42	37.48	1,666,557	23,777,646	-15.19%	-14.59%	0.84%
Delaware VIP® High Yield Series - Standard Class
	2019		0.10%	0.80%	11.66	36.41	489,368	11,769,496	15.50%	16.31%	6.69%
	2018		0.10%	0.80%	10.03	31.52	525,095	11,132,014	-5.23%	-4.57%	6.16%
	2017		0.10%	0.80%	11.64	33.27	805,282	18,796,679	6.63%	7.38%	5.93%
	2016		0.10%	0.80%	16.65	31.20	819,544	18,583,115	12.26%	13.05%	6.67%
	2015		0.10%	0.80%	14.81	27.79	800,154	16,520,572	-7.34%	-6.69%	6.72%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2019		0.10%	0.90%	10.44	14.04	1,896,331	22,619,968	4.26%	5.10%	2.70%
	2018		0.10%	0.90%	10.01	13.42	1,589,380	18,190,004	-0.65%	0.15%	2.69%
	2017		0.10%	0.90%	10.08	13.47	2,071,249	23,323,791	1.25%	2.07%	2.06%
	2016		0.10%	0.90%	10.31	13.27	1,738,318	20,599,284	1.28%	1.99%	1.50%
	2015		0.10%	0.80%	10.16	13.07	693,314	8,339,860	-0.02%	0.69%	1.70%
Delaware VIP® REIT Series - Standard Class
	2019		0.10%	0.90%	11.46	57.70	1,639,595	36,092,115	25.67%	26.68%	2.11%
	2018		0.10%	0.90%	9.12	45.87	1,552,170	28,316,210	-8.05%	-7.31%	2.12%
	2017		0.10%	0.90%	9.92	49.84	1,310,033	28,142,378	0.63%	1.43%	1.55%
	2016		0.10%	0.90%	13.52	49.48	990,660	24,533,757	5.03%	5.76%	1.13%
	2015		0.10%	0.80%	12.85	47.11	862,972	22,666,252	2.92%	3.64%	1.20%
Delaware VIP® Small Cap Value Series - Standard Class
	2019		0.10%	0.90%	11.56	62.17	1,924,171	48,059,312	26.99%	28.01%	1.04%
	2018		0.10%	0.90%	9.04	48.90	1,745,117	36,308,370	-17.46%	-16.80%	0.84%
	2017		0.10%	0.90%	13.92	59.19	1,419,938	40,465,759	11.05%	11.94%	0.84%
	2016		0.10%	0.90%	14.09	53.25	1,282,316	35,303,901	30.36%	31.27%	0.88%
	2015		0.10%	0.80%	10.79	40.85	1,118,733	26,241,508	-6.97%	-6.31%	0.71%
Delaware VIP® Smid Cap Core Series - Standard Class
	2019		0.10%	0.90%	12.88	65.61	2,045,855	46,981,297	28.47%	29.50%	0.55%
	2018		0.10%	0.90%	9.96	50.67	1,971,970	36,215,723	-12.91%	-12.21%	0.18%
	2017		0.10%	0.90%	12.67	57.71	1,646,865	37,953,759	17.58%	18.53%	0.30%
	2016		0.10%	0.90%	13.28	48.69	1,487,766	30,942,191	7.43%	8.19%	0.21%
	2015		0.10%	0.80%	12.34	45.01	1,335,011	27,205,122	6.68%	7.43%	0.37%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® U.S. Growth Series - Standard Class
	2019		0.10%	0.90%	$14.91	$53.84	373,282	$9,343,164	26.11%	27.12%	0.00%
	2018		0.10%	0.90%	12.46	42.36	399,389	8,155,689	-3.87%	-3.10%	0.00%
	2017		0.10%	0.90%	12.96	43.71	401,067	8,860,701	27.13%	28.15%	0.00%
	2016		0.10%	0.90%	12.63	34.11	412,863	7,360,315	-5.92%	-5.26%	0.60%
	2015		0.10%	0.80%	13.40	36.00	457,530	9,289,072	4.55%	5.28%	0.57%
Delaware VIP® Value Series - Standard Class
	2019		0.10%	0.90%	12.97	46.49	2,489,158	53,400,350	18.90%	19.85%	1.69%
	2018		0.10%	0.90%	11.88	38.79	2,183,438	40,504,720	-3.60%	-2.83%	1.64%
	2017		0.10%	0.90%	12.32	39.92	1,994,492	39,966,993	12.78%	13.68%	1.69%
	2016		0.10%	0.90%	13.88	35.12	1,642,620	33,730,523	13.73%	14.53%	1.78%
	2015		0.10%	0.80%	12.18	30.66	1,459,924	28,279,388	-1.21%	-0.51%	1.62%
DWS Alternative Asset Allocation VIP Portfolio - Class A
	2019		0.10%	0.90%	11.03	15.90	451,918	5,539,231	13.66%	14.57%	3.92%
	2018		0.10%	0.90%	9.70	13.88	357,666	3,878,846	-9.95%	-9.23%	2.07%
	2017		0.10%	0.90%	10.77	15.29	312,536	3,794,408	6.45%	7.30%	2.24%
	2016		0.10%	0.90%	10.21	14.25	273,714	3,152,190	4.46%	5.19%	1.97%
	2015		0.10%	0.80%	9.75	13.54	232,477	2,594,875	-7.04%	-6.39%	2.85%
DWS Equity 500 Index VIP Portfolio - Class A
	2019		0.20%	0.80%	16.61	40.26	2,374,791	67,240,018	30.14%	30.92%	1.95%
	2018		0.20%	0.80%	12.69	30.93	2,551,405	55,769,032	-5.41%	-4.84%	1.68%
	2017		0.20%	0.80%	13.33	32.70	2,651,968	61,579,679	20.57%	21.29%	1.76%
	2016		0.20%	0.80%	17.67	27.12	2,731,751	52,923,563	10.73%	11.06%	1.88%
	2015		0.50%	0.80%	15.96	24.50	2,806,058	50,571,802	0.32%	0.63%	1.64%
DWS Small Cap Index VIP Portfolio - Class A
	2019		0.20%	0.80%	15.44	43.23	233,317	7,400,252	24.23%	24.97%	1.04%
	2018		0.20%	0.80%	12.36	34.80	258,400	6,693,013	-11.94%	-11.41%	0.98%
	2017		0.20%	0.80%	13.95	39.52	284,940	8,475,797	13.42%	14.10%	0.96%
	2016		0.20%	0.80%	19.01	34.84	298,653	7,874,610	20.06%	20.42%	0.99%
	2015		0.50%	0.80%	15.78	29.02	292,676	6,688,298	-5.36%	-5.07%	1.06%
Fidelity® VIP Asset Manager Portfolio - Initial Class
	2019		0.80%	0.80%	25.04	25.04	19,163	479,785	17.31%	17.31%	1.77%
	2018		0.80%	0.80%	21.34	21.34	22,814	486,941	-6.10%	-6.10%	1.23%
	2017		0.80%	0.80%	22.73	22.73	34,442	782,915	13.20%	13.20%	1.85%
	2016		0.80%	0.80%	20.08	20.08	38,657	776,285	2.25%	2.25%	1.36%
	2015		0.80%	0.80%	19.64	19.64	40,914	803,533	-0.66%	-0.66%	1.55%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2019		0.10%	0.90%	14.08	50.71	4,305,609	106,107,778	30.27%	31.32%	0.37%
	2018		0.10%	0.90%	10.74	38.62	4,225,111	81,100,299	-7.32%	-6.58%	0.62%
	2017		0.10%	0.90%	13.05	41.34	3,819,172	84,196,487	20.67%	21.64%	0.91%
	2016		0.10%	0.90%	13.19	33.98	3,442,382	67,306,521	7.05%	7.80%	0.70%
	2015		0.10%	0.80%	12.29	31.52	3,170,484	60,799,783	-0.24%	0.46%	0.96%
Fidelity® VIP Equity-Income Portfolio - Initial Class
	2019		0.80%	0.80%	31.37	31.37	89,114	2,795,671	26.43%	26.43%	1.99%
	2018		0.80%	0.80%	24.81	24.81	96,151	2,385,887	-9.02%	-9.02%	2.25%
	2017		0.80%	0.80%	27.27	27.27	103,660	2,827,328	11.99%	11.99%	1.70%
	2016		0.80%	0.80%	24.35	24.35	111,066	2,704,870	17.08%	17.08%	2.12%
	2015		0.80%	0.80%	20.80	20.80	116,956	2,432,840	-4.73%	-4.73%	3.16%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2019		0.60%	0.80%	27.24	31.95	76,370	2,265,834	26.31%	26.56%	1.94%
	2018		0.60%	0.80%	21.52	25.30	79,112	1,860,235	-9.13%	-8.95%	2.18%
	2017		0.60%	0.80%	23.64	27.84	80,580	2,084,241	11.91%	12.13%	1.63%
	2016		0.60%	0.80%	21.08	24.88	84,633	1,961,790	16.96%	17.20%	2.13%
	2015		0.60%	0.80%	17.99	21.27	82,651	1,640,279	-4.85%	-4.66%	2.95%
Fidelity® VIP Growth Opportunities Portfolio - Service Class
	2019		0.80%	0.80%	31.82	32.84	114,700	3,737,721	39.58%	39.58%	0.05%
	2018		0.80%	0.80%	22.80	23.53	122,188	2,849,326	11.45%	11.45%	0.10%
	2017		0.80%	0.80%	20.46	21.11	117,255	2,453,569	33.33%	33.33%	0.20%
	2016		0.80%	0.80%	15.34	15.83	120,470	1,890,626	-0.55%	-0.55%	0.22%
	2015		0.80%	0.80%	15.43	15.92	122,684	1,934,840	4.64%	4.64%	0.06%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Growth Portfolio - Service Class
	2019		0.10%	0.90%	$16.59	$61.74	2,032,075	$50,030,730	32.98%	34.05%	0.17%
	2018		0.10%	0.90%	12.39	46.06	1,760,479	32,889,096	-1.17%	-0.37%	0.15%
	2017		0.10%	0.90%	13.98	46.23	1,546,979	30,099,413	33.79%	34.87%	0.12%
	2016		0.10%	0.90%	13.23	34.28	1,453,820	21,711,846	-0.09%	0.61%	0.00%
	2015		0.10%	0.80%	13.24	34.07	1,291,440	19,509,201	6.20%	6.95%	0.17%
Fidelity® VIP High Income Portfolio - Service Class
	2019		0.80%	0.80%	20.91	20.91	104,151	2,178,177	14.00%	14.00%	5.06%
	2018		0.80%	0.80%	18.34	18.34	111,736	2,049,745	-4.37%	-4.37%	5.55%
	2017		0.80%	0.80%	19.18	19.18	112,501	2,158,065	6.22%	6.22%	5.26%
	2016		0.80%	0.80%	18.06	18.06	113,048	2,041,615	13.46%	13.46%	4.83%
	2015		0.80%	0.80%	15.92	15.92	110,804	1,763,682	-4.52%	-4.52%	5.84%
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
	2019		0.80%	0.80%	24.07	24.07	57,295	1,379,256	8.79%	8.79%	2.56%
	2018		0.80%	0.80%	22.13	22.13	75,668	1,674,322	-1.32%	-1.32%	2.39%
	2017		0.80%	0.80%	22.42	22.42	83,912	1,881,625	3.39%	3.39%	2.34%
	2016		0.80%	0.80%	21.69	21.69	92,292	2,001,755	3.91%	3.91%	2.07%
	2015		0.80%	0.80%	20.87	20.87	106,129	2,215,332	-1.39%	-1.39%	2.54%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2019		0.10%	0.90%	12.02	41.43	2,683,689	47,063,491	22.24%	23.22%	0.83%
	2018		0.10%	0.90%	9.76	33.62	2,368,467	34,485,343	-15.40%	-14.72%	0.58%
	2017		0.10%	0.90%	13.34	39.42	1,968,228	35,238,417	19.62%	20.58%	0.65%
	2016		0.10%	0.90%	12.82	32.69	1,702,458	26,492,841	11.22%	12.00%	0.48%
	2015		0.10%	0.80%	11.50	29.19	851,639	13,886,527	-2.28%	-1.60%	0.44%
Fidelity® VIP Overseas Portfolio - Service Class
	2019		0.10%	0.80%	12.97	29.24	183,584	4,115,121	26.66%	27.55%	1.74%
	2018		0.10%	0.80%	10.22	22.93	186,323	3,275,930	-15.56%	-14.97%	1.43%
	2017		0.10%	0.80%	12.08	26.96	196,104	4,124,627	29.07%	29.97%	1.33%
	2016		0.10%	0.80%	9.34	20.75	210,424	3,439,484	-5.88%	-5.22%	1.15%
	2015		0.10%	0.80%	9.90	21.89	260,340	4,584,014	2.67%	3.39%	1.29%
Franklin Income VIP Fund - Class 1
	2019		0.10%	0.90%	11.92	29.86	2,179,814	35,272,264	15.38%	16.30%	5.20%
	2018		0.10%	0.90%	11.50	25.67	1,794,543	25,853,470	-4.95%	-4.19%	4.91%
	2017		0.10%	0.90%	12.10	26.79	1,639,987	24,759,689	8.96%	9.83%	4.25%
	2016		0.10%	0.90%	11.57	24.39	1,448,554	21,003,563	13.42%	14.22%	4.67%
	2015		0.10%	0.80%	10.18	21.36	1,360,589	17,725,340	-7.58%	-6.93%	4.81%
Franklin Mutual Shares VIP Fund - Class 1
	2019		0.10%	0.90%	11.72	34.08	952,940	18,121,826	21.82%	22.80%	2.14%
	2018		0.10%	0.90%	11.12	27.75	877,527	13,802,971	-9.67%	-8.95%	2.72%
	2017		0.10%	0.90%	12.31	30.48	795,198	14,049,261	7.66%	8.53%	2.49%
	2016		0.10%	0.90%	12.61	28.09	596,911	10,556,651	15.43%	16.24%	2.11%
	2015		0.10%	0.80%	10.90	24.16	609,898	9,253,289	-5.45%	-4.79%	3.59%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2019		0.10%	0.80%	14.20	49.85	221,033	6,412,461	30.75%	31.67%	0.00%
	2018		0.10%	0.80%	10.80	37.86	223,032	5,349,867	-5.91%	-5.25%	0.00%
	2017		0.10%	0.80%	13.01	39.96	213,855	5,432,640	20.78%	21.62%	0.00%
	2016		0.10%	0.80%	16.10	32.86	216,679	4,757,994	3.57%	4.30%	0.00%
	2015		0.10%	0.80%	15.51	31.50	257,513	5,746,296	-3.22%	-2.54%	0.00%
Invesco V.I. American Franchise Fund - Series I Shares
	2019		0.80%	0.80%	12.05	33.31	976,564	13,447,539	35.67%	35.67%	0.00%
	2018		0.80%	0.80%	8.88	24.56	1,037,258	10,691,587	-4.39%	-4.39%	0.00%
	2017		0.80%	0.80%	9.29	25.68	1,108,562	12,067,739	26.33%	26.33%	0.08%
	2016		0.80%	0.80%	7.35	20.33	1,149,878	9,919,757	1.45%	1.45%	0.00%
	2015		0.80%	0.80%	7.25	20.04	1,220,908	10,473,338	4.17%	4.17%	0.00%
Invesco V.I. Core Equity Fund - Series I Shares
	2019		0.80%	0.80%	15.72	29.81	821,953	14,643,486	27.94%	27.94%	0.95%
	2018		0.80%	0.80%	12.29	23.30	875,852	12,207,325	-10.12%	-10.12%	0.89%
	2017		0.80%	0.80%	13.67	25.92	940,673	14,608,338	12.27%	12.27%	1.04%
	2016		0.80%	0.80%	12.18	23.09	964,146	13,383,357	9.39%	9.39%	0.70%
	2015		0.80%	0.80%	11.13	21.11	1,015,484	12,981,588	-6.52%	-6.52%	1.13%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Core Plus Bond Fund - Series I Shares
	2019		0.80%	0.80%	$17.84	$17.84	34,073	$608,036	10.18%	10.18%	2.85%
	2018		0.80%	0.80%	16.20	16.20	31,773	514,601	-3.14%	-3.14%	3.68%
	2017		0.80%	0.80%	16.72	16.72	31,627	528,871	5.50%	5.50%	3.29%
	2016		0.80%	0.80%	15.85	15.85	36,258	574,732	5.81%	5.81%	3.81%
	2015		0.80%	0.80%	14.98	14.98	37,851	567,053	-1.16%	-1.16%	4.65%
Invesco V.I. International Growth Fund - Series I Shares
	2019		0.10%	0.90%	12.29	33.89	1,424,432	19,735,052	27.42%	28.44%	1.58%
	2018		0.10%	0.90%	9.62	26.57	1,489,018	16,212,844	-15.74%	-15.06%	2.09%
	2017		0.10%	0.90%	11.38	31.50	1,419,500	18,622,007	21.90%	22.88%	1.49%
	2016		0.10%	0.90%	9.31	25.82	1,308,595	14,517,294	-1.24%	-0.55%	1.39%
	2015		0.10%	0.80%	9.41	26.14	805,226	10,085,243	-3.12%	-2.44%	1.63%
Janus Henderson Balanced Portfolio - Institutional Shares
	2019		0.80%	0.80%	32.20	36.75	317,002	10,497,786	21.61%	21.61%	1.89%
	2018		0.80%	0.80%	26.48	30.22	348,005	9,469,106	-0.12%	-0.12%	2.15%
	2017		0.80%	0.80%	26.51	30.25	369,472	10,074,961	17.49%	17.49%	1.62%
	2016		0.80%	0.80%	22.57	25.75	428,628	10,130,931	3.77%	3.77%	2.03%
	2015		0.80%	0.80%	21.75	24.81	483,159	11,016,008	-0.18%	-0.18%	1.59%
Janus Henderson Balanced Portfolio - Service Shares
	2019		0.60%	0.80%	33.46	35.44	100,064	3,462,221	21.30%	21.54%	1.69%
	2018		0.60%	0.80%	27.53	29.22	96,078	2,745,641	-0.37%	-0.17%	1.78%
	2017		0.60%	0.80%	27.57	29.33	99,128	2,842,666	17.19%	17.43%	1.38%
	2016		0.60%	0.80%	23.48	25.03	103,205	2,525,046	3.49%	3.70%	1.79%
	2015		0.60%	0.80%	22.64	24.18	109,784	2,600,618	-0.39%	-0.19%	1.41%
Janus Henderson Enterprise Portfolio - Service Shares
	2019		0.60%	0.80%	55.03	71.34	68,296	4,052,308	34.08%	34.35%	0.05%
	2018		0.60%	0.80%	41.04	53.21	73,196	3,263,738	-1.46%	-1.26%	0.11%
	2017		0.60%	0.80%	41.65	53.99	78,147	3,526,126	26.07%	26.33%	0.14%
	2016		0.60%	0.80%	33.04	42.83	79,115	2,845,614	11.21%	11.43%	0.02%
	2015		0.60%	0.80%	29.71	38.51	80,953	2,617,928	2.94%	3.15%	0.53%
Janus Henderson Global Research Portfolio - Institutional Shares
	2019		0.80%	0.80%	13.65	21.44	800,946	11,596,750	28.02%	28.02%	1.01%
	2018		0.80%	0.80%	10.66	16.75	806,883	9,176,871	-7.61%	-7.61%	1.14%
	2017		0.80%	0.80%	11.54	18.13	817,656	10,164,903	26.02%	26.02%	0.82%
	2016		0.80%	0.80%	9.16	14.39	810,714	8,048,118	1.25%	1.25%	1.00%
	2015		0.80%	0.80%	9.05	14.21	799,572	7,893,694	-3.07%	-3.07%	0.65%
Janus Henderson Global Research Portfolio - Service Shares
	2019		0.80%	0.80%	22.63	25.81	106,178	2,549,323	27.69%	27.69%	0.89%
	2018		0.80%	0.80%	17.72	20.22	102,301	1,954,799	-7.82%	-7.82%	0.97%
	2017		0.80%	0.80%	19.22	21.93	114,753	2,379,062	25.67%	25.67%	0.69%
	2016		0.80%	0.80%	15.30	17.45	123,183	2,032,233	1.01%	1.01%	0.88%
	2015		0.80%	0.80%	15.14	17.28	119,149	1,944,842	-3.31%	-3.31%	0.53%
Janus Henderson Global Technology Portfolio - Service Shares
	2019		0.80%	0.80%	20.56	20.56	429,217	8,822,818	43.67%	43.67%	0.00%
	2018		0.80%	0.80%	14.31	14.31	484,893	6,937,842	0.11%	0.11%	0.00%
	2017		0.80%	0.80%	14.29	14.29	554,158	7,920,542	43.76%	43.76%	0.00%
	2016		0.80%	0.80%	9.94	9.94	529,414	5,263,583	12.94%	12.94%	0.09%
	2015		0.80%	0.80%	8.80	8.80	554,478	4,880,975	3.81%	3.81%	0.00%
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1
	2019		0.10%	0.90%	12.55	13.18	641,623	8,310,392	15.83%	16.76%	2.36%
	2018		0.10%	0.90%	10.83	11.38	448,566	4,961,606	-6.90%	-6.15%	0.00%
	2017		0.10%	0.90%	11.62	12.22	340,493	4,004,370	16.06%	16.99%	3.63%
	2016		0.10%	0.90%	10.03	10.03	65,562	658,169	5.50%	5.50%	4.47%
	2015	11/20/15	0.60%	0.60%	9.51	9.51	852	8,101	-2.31%	-2.31%	2.06%
LVIP Baron Growth Opportunities Fund - Service Class
	2019		0.10%	0.90%	15.65	61.95	1,201,017	27,883,210	35.16%	36.25%	0.00%
	2018		0.10%	0.90%	12.53	45.47	1,177,827	20,555,020	-4.79%	-4.03%	0.00%
	2017		0.10%	0.90%	13.16	47.38	1,060,823	20,716,653	26.10%	27.11%	0.00%
	2016		0.10%	0.90%	11.53	37.27	775,697	13,468,266	4.73%	5.46%	0.48%
	2015		0.10%	0.80%	10.99	35.34	682,363	12,272,793	-5.53%	-4.87%	0.00%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund - Standard Class
	2019		0.20%	0.80%	$17.53	$41.98	12,724	$525,452	35.64%	36.45%	0.00%
	2018		0.20%	0.80%	12.85	30.89	15,679	476,778	-4.46%	-3.89%	0.00%
	2017		0.20%	0.80%	31.46	32.27	15,766	501,003	26.54%	26.80%	0.00%
	2016		0.50%	0.80%	18.19	25.45	16,672	418,617	4.99%	5.30%	0.67%
	2015		0.50%	0.80%	17.28	24.19	20,325	486,172	-5.29%	-5.01%	0.00%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	12.34	34.61	2,124,921	33,493,282	17.65%	18.47%	1.97%
	2018		0.10%	0.80%	12.27	29.21	2,034,991	27,008,239	-8.64%	-8.00%	2.22%
	2017		0.10%	0.80%	13.41	31.75	2,065,864	30,056,905	15.50%	16.31%	1.92%
	2016		0.10%	0.80%	11.58	27.30	2,038,267	25,628,035	11.07%	11.85%	1.94%
	2015		0.10%	0.80%	10.41	24.41	1,655,552	18,984,473	-5.62%	-4.96%	1.97%
LVIP BlackRock Emerging Markets Managed Volatility Fund - Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	4.19%
	2015		0.10%	0.80%	7.45	8.33	606,100	4,932,317	-15.69%	-15.09%	2.21%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
	2019		0.10%	0.90%	13.00	13.39	626,904	8,174,280	17.00%	17.94%	2.13%
	2018		0.10%	0.90%	11.11	11.35	487,580	5,431,810	-3.88%	-3.10%	2.44%
	2017		0.10%	0.90%	11.56	11.72	277,070	3,210,338	13.33%	14.24%	1.95%
	2016	8/4/16	0.10%	0.90%	10.20	10.26	84,660	865,838	-0.84%	-0.10%	1.60%
LVIP BlackRock Global Real Estate Fund - Standard Class
	2019		0.10%	0.90%	11.67	39.28	991,963	13,394,821	23.80%	24.79%	3.66%
	2018		0.10%	0.90%	9.43	31.48	911,720	10,083,245	-9.16%	-8.43%	3.71%
	2017		0.10%	0.90%	10.38	34.38	922,163	11,812,270	9.87%	10.75%	4.40%
	2016		0.10%	0.90%	9.72	31.04	874,911	10,153,977	0.38%	1.08%	4.54%
	2015		0.10%	0.80%	9.68	30.71	578,724	6,452,473	-2.01%	-1.32%	3.38%
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
	2019		0.10%	0.90%	10.57	12.47	1,479,987	16,452,735	4.94%	5.79%	2.64%
	2018		0.10%	0.90%	10.04	11.78	1,064,594	11,343,030	-0.62%	0.18%	5.67%
	2017		0.10%	0.90%	10.07	11.76	730,106	7,931,987	1.27%	2.08%	1.73%
	2016		0.10%	0.90%	9.92	11.52	644,384	6,883,507	2.74%	3.47%	1.33%
	2015		0.10%	0.80%	9.63	11.14	502,517	5,311,799	-3.60%	-2.92%	1.27%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
	2019		0.10%	0.90%	13.40	13.80	222,958	2,999,302	17.83%	18.78%	2.09%
	2018		0.10%	0.90%	11.37	11.62	146,069	1,667,580	-3.61%	-2.84%	1.84%
	2017		0.10%	0.90%	11.80	11.86	103,292	1,222,691	12.47%	12.81%	1.66%
	2016	7/13/16	0.60%	0.90%	10.49	10.51	79,154	831,584	1.19%	2.13%	1.15%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund - Standard Class
	2016	2/29/16	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.79%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	13.62	35.89	351,727	5,939,108	18.98%	19.81%	0.71%
	2018		0.10%	0.80%	11.45	29.96	332,295	4,714,931	-5.08%	-4.41%	0.68%
	2017		0.10%	0.80%	12.06	31.34	353,646	5,248,801	25.13%	26.01%	0.66%
	2016		0.10%	0.80%	9.64	24.87	334,257	4,234,590	-2.10%	-1.41%	0.43%
	2015		0.10%	0.80%	9.85	25.23	325,661	4,265,518	0.53%	1.24%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	14.70	37.82	335,882	5,532,947	23.92%	24.79%	0.00%
	2018		0.10%	0.80%	11.84	30.31	349,111	4,632,033	-0.44%	0.26%	0.00%
	2017		0.10%	0.80%	11.87	30.23	374,457	5,005,046	24.56%	25.44%	0.00%
	2016		0.10%	0.80%	9.51	24.10	399,018	4,308,340	1.44%	2.16%	0.00%
	2015		0.10%	0.80%	9.36	23.59	363,985	3,917,068	-4.96%	-4.29%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2018		0.10%	0.60%	10.63	10.83	8,298	88,661	-6.11%	-5.63%	1.05%
	2017		0.10%	0.60%	11.32	11.47	8,174	92,861	17.33%	17.92%	1.09%
	2016		0.10%	0.60%	9.73	9.73	7,767	75,075	3.68%	3.68%	1.45%
	2015	8/24/15	0.10%	0.10%	9.38	9.38	791	7,423	3.03%	3.03%	0.97%
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
	2019	5/24/19	0.10%	0.60%	12.42	12.71	9,370	117,291	12.13%	12.47%	1.55%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund - Standard Class
	2019		0.10%	0.90%	$10.88	$24.98	6,196,167	$96,009,261	8.23%	9.10%	3.29%
	2018		0.10%	0.90%	10.06	23.06	5,343,488	78,693,754	-1.72%	-0.93%	3.37%
	2017		0.10%	0.90%	10.23	23.44	4,160,243	67,920,966	3.44%	4.27%	3.02%
	2016		0.10%	0.90%	10.79	22.63	3,581,182	59,390,926	1.90%	2.62%	2.65%
	2015		0.10%	0.80%	10.56	22.21	3,033,277	52,381,211	-0.41%	0.29%	2.39%
LVIP Delaware Diversified Floating Rate Fund - Standard Class
	2019		0.10%	0.90%	10.59	11.58	1,422,818	15,307,103	3.67%	4.50%	2.49%
	2018		0.10%	0.90%	10.22	11.08	1,640,819	16,963,433	-0.63%	0.17%	4.22%
	2017		0.10%	0.90%	10.27	11.06	872,730	9,110,737	1.62%	2.44%	1.09%
	2016		0.10%	0.90%	10.07	10.80	908,168	9,307,860	1.43%	2.15%	0.00%
	2015		0.10%	0.80%	9.91	10.57	585,326	5,903,704	-1.51%	-0.81%	1.98%
LVIP Delaware Social Awareness Fund - Standard Class
	2019		0.10%	0.90%	15.79	49.14	271,053	5,547,413	30.79%	31.84%	2.13%
	2018		0.10%	0.90%	12.30	37.27	267,986	4,233,135	-5.32%	-4.66%	1.38%
	2017		0.10%	0.80%	12.92	39.09	259,953	4,371,686	19.24%	20.08%	1.34%
	2016		0.10%	0.80%	13.10	32.55	257,687	3,662,783	5.79%	6.54%	1.42%
	2015		0.10%	0.80%	12.36	30.56	267,420	3,779,362	-1.45%	-0.77%	1.56%
LVIP Delaware Special Opportunities Fund - Standard Class
	2019		0.10%	0.90%	12.39	51.03	682,454	12,602,056	29.26%	30.30%	1.30%
	2018		0.10%	0.90%	11.39	39.17	656,776	9,637,913	-15.52%	-14.84%	1.39%
	2017		0.10%	0.90%	13.49	45.99	567,364	9,752,722	16.70%	17.63%	1.50%
	2016		0.10%	0.90%	14.15	39.10	392,507	6,055,598	19.45%	20.28%	1.73%
	2015		0.10%	0.80%	11.82	32.50	338,708	4,409,428	-0.54%	0.16%	1.42%
LVIP Delaware Wealth Builder Fund - Standard Class
	2019		0.20%	0.80%	11.89	26.29	179,591	3,615,923	14.98%	15.67%	2.93%
	2018		0.20%	0.80%	10.28	22.87	176,695	3,114,953	-5.97%	-5.41%	3.08%
	2017		0.20%	0.80%	11.84	24.32	163,561	3,283,857	11.39%	12.06%	2.30%
	2016		0.20%	0.80%	13.65	21.83	171,688	3,125,583	4.78%	5.09%	1.60%
	2015		0.50%	0.80%	13.00	20.84	175,120	3,076,682	-2.12%	-1.82%	1.53%
LVIP Dimensional International Core Equity Fund - Standard Class
	2019		0.10%	0.90%	11.47	13.36	811,841	9,929,468	19.76%	20.72%	2.59%
	2018		0.10%	0.90%	9.57	10.88	603,612	6,099,126	-18.29%	-17.64%	2.16%
	2017		0.10%	0.90%	11.76	11.92	367,628	4,393,018	26.60%	27.24%	1.55%
	2016		0.10%	0.60%	9.29	9.37	597,525	5,562,036	3.88%	4.40%	3.60%
	2015	8/20/15	0.10%	0.60%	8.94	8.97	55,966	501,813	-3.05%	0.90%	1.83%
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	11.48	12.88	367,696	4,334,097	15.88%	16.70%	2.47%
	2018		0.10%	0.80%	9.89	11.05	413,552	4,191,662	-16.75%	-16.17%	1.92%
	2017		0.10%	0.80%	11.86	13.19	388,669	4,728,806	25.16%	26.04%	2.29%
	2016		0.10%	0.80%	9.45	10.35	403,981	3,907,027	1.16%	1.87%	2.33%
	2015		0.10%	0.80%	9.33	10.16	356,387	3,404,200	-4.74%	-4.07%	1.12%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2019		0.10%	0.90%	13.94	47.78	533,468	9,887,282	28.94%	29.98%	2.07%
	2018		0.10%	0.90%	12.36	36.76	450,919	6,436,593	-8.12%	-7.39%	1.78%
	2017		0.10%	0.90%	13.52	39.69	271,785	4,503,142	19.91%	20.76%	1.79%
	2016		0.10%	0.80%	16.36	32.87	156,098	2,380,091	13.50%	14.30%	2.37%
	2015		0.10%	0.80%	14.39	28.76	61,405	1,091,671	-2.79%	-2.10%	1.68%
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
	2019		0.10%	0.90%	14.68	15.74	508,414	7,617,574	27.67%	28.69%	1.36%
	2018		0.10%	0.90%	11.46	12.02	413,892	4,819,455	-10.45%	-9.73%	1.16%
	2017		0.10%	0.90%	12.76	12.93	356,411	4,594,619	17.60%	18.19%	1.17%
	2016		0.10%	0.60%	10.85	10.94	386,030	4,209,227	16.06%	16.64%	1.70%
	2015	9/21/15	0.10%	0.60%	9.35	9.38	74,237	696,256	-3.25%	0.97%	1.29%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	$12.58	$20.11	502,680	$7,932,423	18.62%	19.46%	1.20%
	2018		0.10%	0.80%	12.08	16.83	497,151	6,656,991	-8.52%	-7.88%	0.98%
	2017		0.10%	0.80%	13.12	18.28	520,975	7,670,207	18.22%	19.05%	1.20%
	2016		0.10%	0.80%	11.47	15.35	500,673	6,202,577	10.25%	11.02%	1.25%
	2015		0.10%	0.80%	10.38	13.83	444,012	5,101,590	-8.35%	-7.71%	1.41%
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class
	2019		0.10%	0.90%	10.59	12.39	3,355,854	38,219,880	6.51%	7.37%	2.72%
	2018		0.10%	0.90%	9.94	11.54	2,783,796	29,949,183	-1.04%	-0.25%	2.41%
	2017		0.10%	0.90%	10.04	11.57	2,313,840	25,255,277	2.02%	2.84%	2.09%
	2016		0.10%	0.90%	10.48	11.25	1,868,836	19,902,488	1.30%	2.01%	2.02%
	2015		0.10%	0.80%	10.33	11.03	904,000	9,483,704	-0.49%	0.21%	2.06%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	11.85	26.50	438,983	5,407,170	11.90%	12.68%	1.95%
	2018		0.10%	0.80%	10.53	23.51	405,593	4,463,267	-9.87%	-9.23%	1.44%
	2017		0.10%	0.80%	11.72	25.91	395,019	4,826,325	20.44%	21.28%	1.40%
	2016		0.10%	0.80%	9.71	21.36	413,441	4,179,669	1.60%	2.32%	1.58%
	2015		0.10%	0.80%	9.54	20.88	331,927	3,343,786	-8.76%	-8.12%	1.58%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2019		0.10%	0.90%	12.19	23.97	685,195	10,970,579	13.98%	14.90%	2.71%
	2018		0.10%	0.90%	10.69	20.86	555,337	8,312,194	-5.31%	-4.55%	2.59%
	2017		0.10%	0.90%	11.29	21.86	558,411	8,845,654	9.51%	10.38%	2.28%
	2016		0.10%	0.90%	11.17	19.80	551,498	8,164,651	4.18%	4.92%	2.21%
	2015		0.10%	0.80%	10.70	18.87	496,796	7,211,726	-2.78%	-2.09%	2.08%
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2019		0.10%	0.90%	12.08	26.73	3,763,701	58,649,350	14.82%	15.74%	2.40%
	2018		0.10%	0.90%	10.45	23.10	3,524,681	48,622,603	-7.17%	-6.42%	2.43%
	2017		0.10%	0.90%	11.90	24.68	3,293,217	48,368,876	14.60%	15.52%	2.45%
	2016		0.10%	0.90%	10.85	21.37	3,069,934	39,993,893	3.91%	4.64%	1.83%
	2015		0.10%	0.80%	10.42	20.42	2,977,623	37,554,423	-4.46%	-3.79%	2.18%
LVIP Global Income Fund - Standard Class
	2019		0.10%	0.90%	10.88	14.20	549,921	6,759,752	5.78%	6.63%	2.69%
	2018		0.10%	0.90%	10.28	13.32	487,920	5,718,099	0.99%	1.80%	4.45%
	2017		0.10%	0.90%	10.31	13.08	369,415	4,323,368	4.21%	4.94%	0.00%
	2016		0.10%	0.80%	9.87	12.47	326,337	3,660,669	-0.29%	0.41%	0.00%
	2015		0.10%	0.80%	9.88	12.42	294,972	3,323,096	-2.80%	-2.12%	3.25%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2019		0.10%	0.90%	12.02	25.36	3,076,638	49,103,988	13.99%	14.90%	2.41%
	2018		0.10%	0.90%	10.47	22.07	3,001,861	42,993,903	-6.28%	-5.53%	2.41%
	2017		0.10%	0.90%	11.73	23.37	3,079,718	47,585,553	13.29%	14.20%	2.32%
	2016		0.10%	0.90%	10.90	20.46	2,944,651	41,478,491	3.51%	4.24%	1.75%
	2015		0.10%	0.80%	10.51	19.63	2,778,911	38,832,818	-4.14%	-3.47%	2.05%
LVIP Government Money Market Fund - Standard Class
	2019		0.10%	0.90%	9.98	12.39	8,150,209	83,832,974	0.88%	1.69%	1.76%
	2018		0.10%	0.90%	9.87	12.27	7,329,454	75,049,476	0.49%	1.29%	1.42%
	2017		0.10%	0.90%	9.79	12.19	6,708,420	68,314,036	-0.49%	0.31%	0.40%
	2016		0.10%	0.90%	9.81	12.24	7,091,327	72,501,029	-0.77%	-0.07%	0.03%
	2015		0.10%	0.80%	9.86	12.34	5,828,693	60,335,063	-0.77%	-0.08%	0.02%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class
	2018		0.10%	0.80%	10.73	11.09	38,822	418,907	-9.53%	-8.89%	1.86%
	2017		0.10%	0.80%	11.86	12.17	39,109	465,774	10.25%	10.99%	1.46%
	2016		0.10%	0.80%	10.81	10.96	35,195	379,591	10.48%	11.07%	1.21%
	2015		0.10%	0.60%	9.79	9.79	15,134	148,130	-5.41%	-5.41%	1.94%
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
	2019	5/24/19	0.10%	0.80%	13.01	13.54	38,388	503,051	10.59%	11.05%	1.64%
LVIP JPMorgan High Yield Fund - Standard Class
	2019		0.10%	0.90%	12.24	17.87	1,621,664	22,632,136	11.97%	12.86%	6.29%
	2018		0.10%	0.90%	10.93	15.83	1,349,144	16,945,266	-3.72%	-2.95%	6.13%
	2017		0.10%	0.90%	11.35	16.31	1,076,188	14,395,716	5.81%	6.66%	6.54%
	2016		0.10%	0.90%	11.33	15.29	830,302	10,626,159	12.36%	13.15%	5.75%
	2015		0.10%	0.80%	10.07	13.52	660,504	7,742,301	-4.70%	-4.03%	5.88%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	$11.28	$35.56	579,156	$8,473,184	15.24%	16.05%	1.29%
	2018		0.10%	0.80%	9.73	30.65	541,651	6,857,074	-12.50%	-11.89%	1.29%
	2017		0.10%	0.80%	13.01	34.78	685,008	9,810,393	13.77%	14.57%	1.27%
	2016		0.10%	0.80%	11.41	30.36	555,288	7,115,920	9.13%	9.90%	0.73%
	2015		0.10%	0.80%	10.44	27.62	482,923	5,705,810	-8.47%	-7.83%	0.87%
LVIP MFS International Growth Fund - Standard Class
	2019		0.10%	0.90%	14.72	32.97	2,236,875	35,799,263	26.42%	27.44%	1.81%
	2018		0.10%	0.90%	11.56	25.87	1,544,179	19,438,406	-9.06%	-8.33%	1.45%
	2017		0.10%	0.90%	12.81	28.22	1,175,696	16,322,042	30.68%	31.73%	1.22%
	2016		0.10%	0.90%	9.79	21.42	939,685	9,991,111	0.85%	1.56%	1.63%
	2015		0.10%	0.80%	9.71	21.10	721,756	7,651,982	0.48%	1.19%	1.45%
LVIP MFS Value Fund - Standard Class
	2019		0.10%	0.90%	13.21	44.71	3,003,641	57,362,417	28.68%	29.71%	1.76%
	2018		0.10%	0.90%	11.32	34.47	2,873,721	42,803,541	-10.80%	-10.08%	1.85%
	2017		0.10%	0.90%	12.69	38.34	2,184,740	38,881,472	16.58%	17.51%	1.86%
	2016		0.10%	0.90%	13.52	32.62	1,985,804	30,683,259	13.15%	13.95%	2.14%
	2015		0.10%	0.80%	11.93	28.63	1,368,011	19,270,734	-1.33%	-0.64%	2.63%
LVIP Mondrian International Value Fund - Standard Class
	2019		0.10%	0.90%	11.73	28.30	1,162,178	19,459,206	17.19%	18.13%	3.90%
	2018		0.10%	0.90%	9.98	24.13	1,102,423	16,077,312	-12.27%	-11.56%	3.11%
	2017		0.10%	0.90%	11.34	27.47	1,056,554	17,202,647	20.25%	21.22%	3.36%
	2016		0.10%	0.90%	9.40	22.82	990,568	14,062,173	3.18%	3.91%	2.94%
	2015		0.10%	0.80%	9.09	22.12	859,570	12,818,554	-4.56%	-3.89%	3.31%
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	12.42	12.92	40,775	509,894	18.82%	19.65%	0.80%
	2018		0.10%	0.80%	10.45	10.80	37,300	392,051	-8.95%	-8.31%	0.65%
	2017		0.10%	0.80%	11.48	11.78	52,853	609,999	19.65%	20.49%	1.86%
	2016		0.10%	0.80%	9.59	9.77	43,278	416,764	5.06%	5.79%	1.68%
	2015	1/20/15	0.10%	0.80%	9.13	9.24	27,049	247,471	-9.89%	-5.80%	2.52%
LVIP SSGA Bond Index Fund - Standard Class
	2019		0.10%	0.90%	10.63	14.47	2,618,628	30,101,044	7.27%	8.13%	3.06%
	2018		0.10%	0.90%	9.91	13.38	1,992,559	21,601,152	-1.22%	-0.42%	3.12%
	2017		0.10%	0.90%	10.03	13.44	1,580,061	17,586,918	2.26%	3.08%	2.73%
	2016		0.10%	0.90%	10.63	13.04	1,129,679	12,441,584	1.46%	2.17%	2.40%
	2015		0.10%	0.80%	10.45	12.76	808,371	8,946,098	-0.55%	0.15%	3.19%
LVIP SSGA Conservative Index Allocation Fund - Standard Class
	2019		0.10%	0.90%	12.09	16.71	869,968	11,765,338	13.80%	14.72%	2.47%
	2018		0.10%	0.90%	10.62	14.57	825,998	9,819,057	-5.20%	-4.44%	2.49%
	2017		0.10%	0.90%	11.21	15.25	621,648	8,127,791	9.72%	10.61%	2.36%
	2016		0.10%	0.90%	11.04	13.78	494,982	5,898,075	4.17%	4.90%	2.20%
	2015		0.10%	0.80%	10.57	13.14	343,180	4,047,772	-1.73%	-1.04%	1.82%
LVIP SSGA Conservative Structured Allocation Fund - Standard Class
	2019		0.10%	0.90%	11.96	16.40	212,986	3,023,989	12.62%	13.53%	2.85%
	2018		0.10%	0.90%	10.62	14.45	208,417	2,615,663	-5.86%	-5.10%	2.94%
	2017		0.10%	0.90%	12.24	15.22	208,405	2,768,011	9.04%	9.61%	3.47%
	2016		0.10%	0.60%	11.22	13.89	203,110	2,486,958	6.20%	6.73%	2.08%
	2015		0.10%	0.60%	10.57	13.01	211,141	2,435,041	-2.45%	-1.95%	2.33%
LVIP SSGA Developed International 150 Fund - Standard Class
	2019		0.10%	0.90%	11.45	30.45	3,129,943	42,140,231	14.39%	15.31%	4.80%
	2018		0.10%	0.90%	10.51	26.41	2,292,860	26,989,585	-15.99%	-15.32%	4.13%
	2017		0.10%	0.90%	12.50	31.19	1,126,629	15,986,103	22.47%	23.45%	4.69%
	2016		0.10%	0.90%	10.20	25.26	870,605	10,120,346	8.85%	9.62%	4.27%
	2015		0.10%	0.80%	9.37	23.04	538,966	6,007,995	-5.06%	-4.39%	3.64%
LVIP SSGA Emerging Markets 100 Fund - Standard Class
	2019		0.10%	0.90%	10.47	28.90	2,495,676	31,767,040	6.65%	7.50%	4.20%
	2018		0.10%	0.90%	10.56	26.88	2,040,714	24,210,529	-13.10%	-12.40%	5.35%
	2017		0.10%	0.90%	12.11	30.69	1,168,668	15,788,484	22.72%	23.71%	2.91%
	2016		0.10%	0.90%	9.84	24.81	1,092,937	11,976,982	14.52%	15.32%	3.00%
	2015		0.10%	0.80%	8.58	21.51	762,865	7,383,912	-17.70%	-17.12%	5.64%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	$11.77	$25.55	538,206	$7,540,096	14.83%	15.64%	2.60%
	2018		0.10%	0.80%	10.71	22.09	557,367	6,746,494	-8.91%	-8.27%	2.90%
	2017		0.10%	0.80%	11.73	24.09	550,367	7,334,111	13.90%	14.70%	3.96%
	2016		0.10%	0.80%	10.28	21.00	612,901	7,127,985	4.75%	5.52%	1.84%
	2015		0.10%	0.80%	9.79	19.90	607,187	6,910,142	-7.27%	-6.61%	3.26%
LVIP SSGA International Index Fund - Standard Class
	2019		0.10%	0.90%	11.17	26.57	5,395,689	70,774,813	20.49%	21.46%	2.92%
	2018		0.10%	0.90%	9.26	21.88	4,421,246	47,654,739	-14.48%	-13.79%	2.94%
	2017		0.10%	0.90%	10.82	25.37	3,352,845	41,786,889	23.57%	24.57%	2.77%
	2016		0.10%	0.90%	8.75	20.37	2,971,157	29,892,602	0.19%	0.89%	3.42%
	2015		0.10%	0.80%	8.73	20.19	1,862,027	18,612,648	-2.00%	-1.32%	2.89%
LVIP SSGA International Managed Volatility Fund - Standard Class
	2019		0.10%	0.80%	9.96	11.23	689,877	7,600,149	17.84%	18.67%	2.43%
	2018		0.10%	0.80%	8.45	9.51	698,076	6,484,874	-12.90%	-12.29%	2.19%
	2017		0.10%	0.80%	9.71	10.89	784,255	8,382,122	23.28%	24.14%	2.26%
	2016	12/9/16	0.10%	0.80%	7.87	8.82	804,059	6,938,500	-0.42%	-0.38%	1.01%
LVIP SSGA Large Cap 100 Fund - Standard Class
	2019		0.10%	0.90%	12.76	57.41	1,382,681	27,063,435	26.15%	27.17%	2.80%
	2018		0.10%	0.90%	12.34	45.14	1,225,274	19,245,194	-11.90%	-11.20%	2.17%
	2017		0.10%	0.90%	14.00	50.83	1,176,394	21,295,795	17.70%	18.64%	3.22%
	2016		0.10%	0.90%	14.56	42.85	760,433	11,926,391	20.56%	21.41%	2.87%
	2015		0.10%	0.80%	12.05	35.29	471,734	6,420,014	-5.43%	-4.77%	3.42%
LVIP SSGA Moderate Index Allocation Fund - Standard Class
	2019		0.10%	0.90%	12.26	18.98	4,780,335	66,325,133	17.18%	18.12%	2.51%
	2018		0.10%	0.90%	11.01	16.07	4,119,710	49,089,404	-7.11%	-6.37%	2.52%
	2017		0.10%	0.90%	11.86	17.16	2,953,312	38,542,125	13.53%	14.44%	2.57%
	2016		0.10%	0.90%	11.33	15.00	1,876,495	22,131,975	6.01%	6.54%	2.29%
	2015		0.10%	0.60%	10.68	14.08	1,369,128	15,454,418	-2.07%	-1.57%	1.98%
LVIP SSGA Moderate Structured Allocation Fund - Standard Class
	2019		0.10%	0.90%	12.73	18.53	2,318,456	34,181,910	15.53%	16.45%	2.98%
	2018		0.10%	0.90%	11.02	15.91	2,162,579	27,567,271	-7.96%	-7.22%	3.19%
	2017		0.10%	0.90%	11.97	17.15	1,915,073	26,763,036	12.13%	13.03%	4.43%
	2016		0.10%	0.90%	11.60	15.17	1,602,468	19,975,569	8.40%	9.16%	2.48%
	2015		0.10%	0.80%	10.68	13.90	1,351,244	15,310,093	-3.47%	-2.79%	2.99%
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
	2019		0.10%	0.90%	13.32	19.84	4,311,426	63,926,374	18.65%	19.61%	2.45%
	2018		0.10%	0.90%	11.22	16.59	3,690,881	46,836,313	-8.25%	-7.52%	2.28%
	2017		0.10%	0.90%	12.23	17.93	3,100,400	42,479,784	15.92%	16.85%	2.39%
	2016		0.10%	0.90%	11.40	15.35	2,571,724	30,901,566	6.72%	7.26%	2.22%
	2015		0.10%	0.60%	10.68	14.31	1,783,373	20,406,195	-2.62%	-2.13%	2.35%
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class
	2019		0.10%	0.90%	13.06	19.53	1,609,280	24,919,064	16.38%	17.31%	3.34%
	2018		0.10%	0.90%	11.22	16.64	1,279,285	17,177,284	-9.02%	-8.29%	3.43%
	2017		0.10%	0.90%	12.33	18.15	1,055,052	15,799,634	13.87%	14.78%	4.35%
	2016		0.10%	0.90%	11.72	15.81	967,061	12,769,234	9.82%	10.37%	2.59%
	2015		0.10%	0.60%	10.67	14.33	673,521	8,184,226	-4.06%	-3.58%	3.68%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2019		0.10%	0.90%	14.51	52.41	27,346,624	518,276,137	30.02%	31.07%	1.90%
	2018		0.10%	0.90%	11.08	39.99	20,983,632	317,335,827	-5.50%	-4.74%	2.00%
	2017		0.10%	0.90%	13.20	41.98	16,022,769	268,261,643	20.49%	21.45%	2.03%
	2016		0.10%	0.90%	13.85	34.57	13,155,701	189,593,553	10.87%	11.64%	2.30%
	2015		0.10%	0.80%	12.47	30.96	7,667,610	104,430,322	0.37%	1.07%	2.55%
LVIP SSGA Small-Cap Index Fund - Standard Class
	2019		0.10%	0.90%	12.26	46.18	4,053,741	66,531,282	23.91%	24.91%	1.09%
	2018		0.10%	0.90%	9.82	36.97	3,190,427	42,891,929	-12.16%	-11.46%	1.11%
	2017		0.10%	0.90%	13.75	41.75	2,338,841	37,074,535	13.19%	14.09%	1.07%
	2016		0.10%	0.90%	13.07	36.59	1,850,776	26,191,763	19.72%	20.56%	1.66%
	2015		0.10%	0.80%	10.89	30.35	1,066,927	13,322,745	-5.47%	-4.81%	1.14%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class
	2019		0.10%	0.90%	$10.83	$53.12	2,925,202	$42,566,543	18.75%	19.71%	2.33%
	2018		0.10%	0.90%	11.09	44.37	2,135,654	26,698,615	-14.23%	-13.55%	3.48%
	2017		0.10%	0.90%	12.93	51.32	1,098,438	17,595,265	5.38%	6.22%	2.37%
	2016		0.10%	0.90%	13.64	48.32	988,473	15,347,833	29.05%	29.96%	2.76%
	2015		0.10%	0.80%	10.55	37.18	444,564	6,060,403	-7.58%	-6.93%	3.18%
LVIP T. Rowe Price 2010 Fund - Standard Class
	2019		0.20%	0.60%	11.85	16.18	23,733	285,171	15.04%	15.50%	3.07%
	2018		0.20%	0.60%	14.06	14.06	23,344	243,189	-4.79%	-4.79%	2.17%
	2017		0.60%	0.80%	14.77	14.77	17,549	259,056	8.98%	8.98%	1.96%
	2016		0.60%	0.60%	13.55	13.55	17,019	230,643	3.81%	3.81%	1.53%
	2015		0.60%	0.80%	12.83	13.05	23,530	305,758	-2.39%	-2.20%	1.93%
LVIP T. Rowe Price 2020 Fund - Standard Class
	2019		0.20%	0.80%	12.93	16.06	110,021	1,712,006	17.98%	18.68%	3.04%
	2018		0.20%	0.80%	10.90	13.59	102,972	1,389,233	-6.33%	-5.78%	1.92%
	2017		0.20%	0.80%	14.17	14.48	103,313	1,485,882	11.13%	11.36%	2.35%
	2016		0.50%	0.80%	12.75	13.13	74,032	955,510	3.62%	3.92%	1.82%
	2015		0.50%	0.80%	12.31	12.64	79,185	984,521	-2.99%	-2.71%	1.85%
LVIP T. Rowe Price 2030 Fund - Standard Class
	2019		0.60%	0.80%	15.56	15.96	45,975	719,717	21.18%	21.42%	1.43%
	2018		0.20%	0.80%	10.79	13.15	128,472	1,490,986	-8.32%	-7.77%	1.72%
	2017		0.20%	0.80%	11.70	14.31	135,473	1,718,964	12.56%	13.24%	2.00%
	2016		0.20%	0.80%	12.45	12.69	139,438	1,570,785	2.89%	3.10%	1.88%
	2015		0.50%	0.80%	12.10	12.41	122,582	1,506,753	-3.44%	-3.15%	1.77%
LVIP T. Rowe Price 2040 Fund - Standard Class
	2019		0.20%	0.80%	12.56	15.30	114,091	1,693,775	23.45%	24.19%	2.18%
	2018		0.20%	0.80%	12.09	12.37	124,966	1,503,223	-9.45%	-9.27%	1.56%
	2017		0.60%	0.80%	13.35	13.63	131,232	1,754,826	13.72%	13.94%	2.04%
	2016		0.60%	0.80%	11.74	11.97	131,728	1,548,722	2.98%	3.19%	1.81%
	2015		0.60%	0.80%	11.40	11.60	122,395	1,397,237	-4.00%	-3.80%	1.76%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2019		0.10%	0.90%	15.96	60.53	1,893,893	44,852,250	29.89%	30.93%	0.08%
	2018		0.10%	0.90%	13.92	46.23	1,808,375	33,334,483	-2.01%	-1.22%	0.19%
	2017		0.10%	0.90%	14.21	46.80	1,383,142	27,519,836	32.50%	33.56%	0.24%
	2016		0.10%	0.90%	14.04	35.04	1,402,765	21,261,005	0.59%	1.29%	0.11%
	2015		0.10%	0.80%	13.93	34.59	888,310	13,683,665	9.85%	10.62%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2019		0.10%	0.90%	15.59	64.21	1,140,255	28,856,505	36.17%	37.26%	0.19%
	2018		0.10%	0.90%	12.79	46.78	897,330	16,985,324	-3.94%	-3.17%	0.41%
	2017		0.10%	0.90%	13.32	48.31	679,242	14,939,692	23.63%	24.62%	0.23%
	2016		0.10%	0.90%	13.27	38.77	500,705	9,400,474	6.70%	7.45%	0.31%
	2015		0.10%	0.80%	12.41	36.08	387,313	7,318,513	1.29%	2.00%	0.15%
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
	2019		0.10%	0.90%	12.57	13.02	241,445	3,085,596	16.13%	17.06%	1.80%
	2018		0.10%	0.90%	10.79	11.21	195,592	2,137,219	-5.47%	-5.19%	1.95%
	2017		0.60%	0.90%	11.38	11.86	174,869	2,010,846	14.19%	14.53%	1.72%
	2016		0.60%	0.90%	9.94	9.94	166,539	1,670,010	3.46%	3.46%	2.48%
	2015	10/28/15	0.60%	0.60%	9.60	9.60	17,271	165,891	-1.62%	-1.62%	1.41%
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	2019		0.10%	0.90%	14.22	26.32	6,845,544	119,876,821	29.12%	30.16%	1.87%
	2018		0.10%	0.90%	12.31	20.22	4,971,265	68,762,212	-5.78%	-5.02%	1.77%
	2017		0.10%	0.90%	13.07	21.29	3,020,279	46,598,427	19.09%	20.05%	1.78%
	2016		0.10%	0.90%	13.46	17.74	1,972,475	27,304,212	11.25%	12.03%	1.86%
	2015		0.10%	0.80%	12.07	15.83	1,377,013	17,197,052	-1.10%	-0.41%	2.18%
LVIP Vanguard International Equity ETF Fund - Standard Class
	2019		0.10%	0.90%	12.53	14.71	3,904,646	53,007,151	21.10%	22.08%	3.32%
	2018		0.10%	0.90%	11.01	12.05	3,278,759	36,668,186	-15.47%	-14.79%	2.50%
	2017		0.10%	0.90%	12.98	14.14	2,465,589	32,429,006	27.16%	28.18%	2.27%
	2016		0.10%	0.90%	10.18	11.03	2,013,569	20,697,112	2.89%	3.61%	2.61%
	2015		0.10%	0.80%	9.87	10.65	1,336,933	13,338,058	-3.73%	-3.05%	3.34%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP VIP Mid Cap Managed Volatility Portfolio - Standard Class
	2015		0.10%	0.80%	$9.67	$9.79	42,252	$409,991	-5.21%	-4.50%	1.32%
LVIP Wellington Capital Growth Fund - Standard Class
	2019		0.10%	0.90%	17.99	62.48	475,594	14,432,276	40.12%	41.24%	0.00%
	2018		0.10%	0.90%	13.67	44.23	399,919	8,800,228	0.44%	1.25%	0.00%
	2017		0.10%	0.90%	13.61	43.69	278,213	6,705,585	34.65%	35.73%	0.00%
	2016		0.10%	0.90%	13.60	32.19	167,897	3,495,298	-0.70%	0.00%	0.00%
	2015		0.10%	0.80%	13.66	32.19	128,779	2,826,685	8.55%	9.31%	0.00%
LVIP Wellington Mid-Cap Value Fund - Standard Class
	2019		0.10%	0.90%	12.07	49.18	632,147	11,287,618	29.42%	30.46%	1.08%
	2018		0.10%	0.90%	10.78	37.70	567,828	7,869,990	-15.30%	-14.62%	0.72%
	2017		0.10%	0.90%	12.72	44.15	475,440	7,885,501	12.42%	13.32%	0.45%
	2016		0.10%	0.90%	13.03	38.97	351,137	5,457,534	12.17%	12.95%	0.51%
	2015		0.10%	0.80%	11.59	34.50	273,198	3,786,807	-2.30%	-1.61%	0.70%
M Capital Appreciation Fund
	2019		0.20%	0.80%	15.91	56.30	28,831	1,243,405	27.83%	28.59%	0.32%
	2018		0.20%	0.80%	12.37	44.05	30,986	1,040,358	-14.83%	-14.32%	0.28%
	2017		0.20%	0.80%	23.80	51.72	36,817	1,471,050	18.07%	18.31%	0.00%
	2016		0.50%	0.80%	20.12	43.80	41,337	1,470,085	20.10%	20.46%	0.00%
	2015		0.50%	0.80%	16.72	36.47	42,616	1,251,329	-7.33%	-7.05%	0.00%
M International Equity Fund
	2019		0.20%	0.80%	11.84	24.04	75,602	1,283,157	19.37%	20.08%	2.92%
	2018		0.20%	0.80%	9.86	20.14	69,494	986,349	-21.20%	-20.73%	0.89%
	2017		0.20%	0.80%	9.82	25.56	116,670	2,375,700	23.06%	23.31%	1.90%
	2016		0.50%	0.80%	7.97	20.77	104,828	1,686,153	-0.85%	-0.55%	1.03%
	2015		0.50%	0.80%	8.02	20.95	120,949	1,935,006	-4.71%	-4.42%	1.68%
M Large Cap Growth Fund
	2019		0.20%	0.60%	18.44	45.64	19,886	835,780	35.28%	35.82%	0.00%
	2018		0.20%	0.60%	13.57	33.74	23,210	724,190	-5.52%	-5.14%	0.00%
	2017		0.20%	0.80%	23.64	42.06	47,126	1,567,732	37.87%	38.14%	0.00%
	2016		0.50%	0.80%	17.11	30.51	52,226	1,303,358	-3.10%	-2.81%	0.00%
	2015		0.50%	0.80%	17.62	31.48	51,012	1,323,349	6.85%	7.17%	0.03%
M Large Cap Value Fund
	2019		0.20%	0.60%	13.97	27.17	22,246	559,517	20.79%	21.27%	1.74%
	2018		0.20%	0.60%	11.52	22.49	24,298	508,774	-12.59%	-12.24%	1.48%
	2017		0.20%	0.60%	25.73	25.73	23,482	561,465	14.31%	14.31%	1.47%
	2016		0.50%	0.60%	17.52	22.51	32,835	728,054	8.98%	9.09%	1.58%
	2015		0.50%	0.60%	13.56	20.66	40,445	785,658	-1.25%	-1.15%	1.34%
MFS® VIT Core Equity Series - Initial Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.95%
MFS® VIT Growth Series - Initial Class
	2019		0.10%	0.90%	18.69	62.61	1,327,560	35,880,929	36.91%	38.01%	0.00%
	2018		0.10%	0.90%	13.65	45.36	1,331,250	26,284,159	1.75%	2.57%	0.09%
	2017		0.10%	0.90%	13.42	44.23	1,029,713	21,799,549	30.23%	31.27%	0.11%
	2016		0.10%	0.90%	12.49	33.69	966,520	15,992,319	1.63%	2.34%	0.04%
	2015		0.10%	0.80%	12.29	32.92	761,288	12,654,832	6.70%	7.45%	0.15%
MFS® VIT Total Return Series - Initial Class
	2019		0.10%	0.90%	12.37	31.76	1,175,543	26,349,807	19.31%	20.26%	2.42%
	2018		0.10%	0.90%	10.30	26.60	952,822	19,501,582	-6.46%	-5.71%	2.24%
	2017		0.10%	0.90%	11.65	28.41	864,993	19,831,970	11.29%	12.19%	2.36%
	2016		0.10%	0.90%	14.80	25.50	884,748	19,335,057	8.23%	8.99%	2.67%
	2015		0.10%	0.80%	13.65	23.56	878,090	17,964,583	-1.16%	-0.47%	2.64%
MFS® VIT Utilities Series - Initial Class
	2019		0.10%	0.90%	13.83	66.71	990,660	25,069,208	23.95%	24.94%	4.03%
	2018		0.10%	0.90%	11.08	53.77	943,027	20,003,839	0.15%	0.96%	1.09%
	2017		0.10%	0.90%	11.47	53.63	957,362	20,928,741	13.80%	14.72%	4.26%
	2016		0.10%	0.90%	11.12	47.08	920,481	18,656,422	10.58%	11.36%	3.54%
	2015		0.10%	0.80%	10.04	42.57	805,219	16,324,055	-15.20%	-14.60%	4.13%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS® VIT II Core Equity Portfolio - Initial Class
	2019		0.60%	0.80%	$34.76	$42.73	65,124	$2,378,404	32.13%	32.40%	0.89%
	2018		0.60%	0.80%	26.31	32.34	53,090	1,467,322	-4.60%	-4.41%	0.72%
	2017		0.60%	0.80%	27.58	33.90	78,666	2,248,838	23.83%	24.08%	0.87%
	2016		0.60%	0.80%	22.27	27.37	92,454	2,130,374	10.49%	10.71%	0.84%
	2015	3/27/15	0.60%	0.80%	20.16	24.78	56,683	1,196,920	-3.14%	-2.99%	0.50%
Neuberger Berman AMT Large Cap Value Portfolio - I Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.00%
	2018		0.80%	0.80%	22.76	24.36	77,883	1,874,313	-1.83%	-1.83%	1.17%
	2017		0.80%	0.80%	23.19	24.81	87,228	2,139,571	12.46%	12.46%	0.60%
	2016		0.80%	0.80%	20.62	22.06	87,740	1,909,938	26.35%	26.35%	0.73%
	2015		0.80%	0.80%	16.32	17.46	96,190	1,651,840	-12.51%	-12.51%	0.71%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2019		0.20%	0.80%	16.67	48.83	804,769	20,776,958	31.69%	32.48%	0.01%
	2018		0.20%	0.80%	12.58	37.08	837,252	16,708,513	-7.15%	-6.59%	0.00%
	2017		0.20%	0.80%	13.47	39.94	862,634	18,714,367	24.29%	25.04%	0.00%
	2016		0.20%	0.80%	15.56	32.13	865,859	15,243,257	3.56%	3.87%	0.00%
	2015		0.50%	0.80%	15.03	31.03	907,251	16,225,584	0.47%	0.77%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2019		0.20%	0.80%	12.82	36.11	80,406	2,700,931	15.81%	16.51%	0.72%
	2018		0.20%	0.80%	11.01	31.18	82,246	2,394,873	-15.95%	-15.44%	0.62%
	2017		0.20%	0.80%	13.02	37.10	96,451	3,307,141	15.81%	16.50%	0.74%
	2016		0.20%	0.80%	18.51	32.04	135,844	3,891,341	15.24%	15.59%	0.61%
	2015		0.50%	0.80%	16.01	27.80	140,949	3,523,242	-9.07%	-8.79%	0.77%
Neuberger Berman AMT Sustainable Equity Portfolio - I Class
	2019	4/30/19	0.80%	0.80%	27.72	29.67	74,924	2,196,396	8.82%	8.82%	0.41%
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
	2019		0.10%	0.90%	6.39	10.27	1,895,413	14,984,021	10.43%	11.32%	4.57%
	2018		0.10%	0.90%	5.77	9.47	1,513,580	10,793,390	-14.90%	-14.22%	2.08%
	2017		0.10%	0.90%	6.76	10.93	1,285,301	10,473,356	1.24%	2.05%	11.13%
	2016		0.10%	0.90%	6.66	9.05	986,728	7,834,333	14.24%	15.04%	1.04%
	2015		0.10%	0.80%	5.82	7.87	893,068	6,261,561	-26.30%	-25.78%	3.91%
Putnam VT Equity Income Fund - Class IB
	2019		0.80%	0.80%	27.21	31.03	32,122	886,984	29.36%	29.37%	2.55%
	2018		0.80%	0.80%	21.03	23.99	54,296	1,151,431	-9.22%	-9.22%	0.72%
	2017	5/12/17	0.80%	0.80%	23.17	26.42	61,829	1,455,057	12.63%	12.63%	0.00%
Putnam VT Global Health Care Fund - Class IB
	2019		0.80%	0.80%	34.05	40.75	74,359	2,588,257	29.25%	29.25%	0.00%
	2018		0.80%	0.80%	26.34	31.52	75,521	2,033,981	-1.39%	-1.39%	0.96%
	2017		0.80%	0.80%	26.71	31.97	76,999	2,104,645	14.38%	14.38%	0.52%
	2016		0.80%	0.80%	23.36	27.95	83,351	1,991,584	-12.06%	-12.06%	0.00%
	2015		0.80%	0.80%	26.56	31.78	112,856	3,075,327	6.93%	6.93%	0.00%
Putnam VT Growth & Income Fund - Class IB
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.04%
	2016		0.80%	0.80%	19.62	22.38	73,018	1,451,725	14.10%	14.10%	1.52%
	2015		0.80%	0.80%	17.20	19.61	75,233	1,317,012	-8.26%	-8.26%	1.76%
Templeton Foreign VIP Fund - Class 1
	2019		0.80%	0.80%	19.39	19.39	85,989	1,667,501	11.94%	11.94%	1.98%
	2018		0.80%	0.80%	17.32	17.32	89,074	1,543,111	-15.94%	-15.94%	2.88%
	2017		0.80%	0.80%	20.61	20.61	92,865	1,913,949	16.09%	16.09%	2.81%
	2016		0.80%	0.80%	17.75	17.75	101,874	1,808,649	6.63%	6.63%	2.01%
	2015		0.80%	0.80%	16.65	16.65	104,944	1,747,249	-7.05%	-7.05%	3.44%
Templeton Foreign VIP Fund - Class 2
	2019		0.80%	0.80%	16.59	17.66	183,402	3,110,828	11.63%	11.63%	1.71%
	2018		0.80%	0.80%	14.86	15.82	180,544	2,743,435	-16.12%	-16.12%	2.71%
	2017		0.80%	0.80%	17.72	18.86	189,921	3,443,365	15.76%	15.76%	2.55%
	2016		0.80%	0.80%	15.30	16.29	207,516	3,251,540	6.32%	6.32%	1.78%
	2015		0.80%	0.80%	14.39	15.32	223,244	3,290,822	-7.24%	-7.24%	3.21%

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Global Bond VIP Fund - Class 1
	2019		0.10%	0.90%	$10.23	$21.06	1,780,960	$21,712,404	1.34%	2.15%	7.06%
	2018		0.10%	0.90%	10.06	20.72	1,460,022	17,895,202	1.30%	2.11%	0.00%
	2017		0.10%	0.90%	9.91	20.39	1,146,825	14,729,998	1.24%	2.05%	0.00%
	2016		0.10%	0.90%	9.76	20.08	918,891	12,461,873	2.39%	3.11%	0.00%
	2015		0.10%	0.80%	9.51	19.58	787,401	11,496,376	-4.87%	-4.20%	8.13%
Templeton Growth VIP Fund - Class 1
	2019		0.20%	0.80%	13.18	26.40	172,261	3,342,002	14.51%	15.20%	3.00%
	2018		0.20%	0.80%	11.44	23.06	179,246	3,076,128	-15.29%	-14.78%	2.21%
	2017		0.20%	0.80%	13.43	27.22	195,121	4,052,142	17.82%	18.53%	1.84%
	2016		0.20%	0.80%	13.62	23.10	198,562	3,652,253	9.02%	9.35%	2.09%
	2015		0.50%	0.80%	12.45	21.19	220,387	3,756,530	-6.98%	-6.70%	2.84%
Templeton Growth VIP Fund - Class 2
	2019		0.80%	0.80%	20.90	24.42	57,475	1,261,299	14.24%	14.24%	2.73%
	2018		0.80%	0.80%	18.30	21.38	59,839	1,147,303	-15.53%	-15.53%	2.04%
	2017		0.80%	0.80%	21.66	25.31	67,489	1,535,313	17.56%	17.56%	1.58%
	2016		0.80%	0.80%	18.43	21.53	72,161	1,403,096	8.75%	8.75%	1.91%
	2015		0.80%	0.80%	16.94	19.80	68,703	1,236,134	-7.23%	-7.23%	2.51%
TOPS® Balanced ETF Portfolio - Class 2 Shares
	2019	7/8/19	0.10%	0.90%	10.80	10.85	32,997	356,939	2.24%	4.85%	0.71%
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
	2019	7/22/19	0.90%	0.90%	10.94	10.94	452	4,945	5.37%	5.37%	1.56%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2019:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$1,229,899	$620,711
AB VPS Growth and Income Portfolio - Class A	1,461,083	1,274,236
AB VPS International Value Portfolio - Class A	292,012	345,891
AB VPS Large Cap Growth Portfolio - Class A	1,082,873	1,977,895
AB VPS Small/Mid Cap Value Portfolio - Class A	6,489,751	2,080,849
American Century VP Balanced Fund - Class I	6,145,330	504,330
American Century VP Inflation Protection Fund - Class I	679,918	514,101
American Funds Global Growth Fund - Class 2	11,646,089	2,525,914
American Funds Global Small Capitalization Fund - Class 2	4,469,170	1,392,337
American Funds Growth Fund - Class 2	32,425,526	7,290,106
American Funds Growth-Income Fund - Class 2	40,810,408	5,603,691
American Funds International Fund - Class 2	11,259,161	8,217,780
BlackRock Global Allocation V.I. Fund - Class I	13,994,996	8,557,812
ClearBridge Variable Mid Cap Portfolio - Class I	2,355,031	947,356
Delaware VIP® Diversified Income Series - Standard Class	5,259,056	2,886,803
Delaware VIP® Emerging Markets Series - Standard Class	10,976,601	3,205,855
Delaware VIP® High Yield Series - Standard Class	1,062,819	1,409,550
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	4,902,328	878,080
Delaware VIP® REIT Series - Standard Class	3,802,004	2,896,180
Delaware VIP® Small Cap Value Series - Standard Class	9,480,459	4,253,183
Delaware VIP® Smid Cap Core Series - Standard Class	6,174,609	3,700,198
Delaware VIP® U.S. Growth Series - Standard Class	2,368,005	1,809,721
Delaware VIP® Value Series - Standard Class	12,268,638	3,814,385
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,778,998	570,943
DWS Equity 500 Index VIP Portfolio - Class A	4,747,001	5,725,373
DWS Small Cap Index VIP Portfolio - Class A	908,834	1,128,428
Fidelity® VIP Asset Manager Portfolio - Initial Class	45,122	103,066
Fidelity® VIP Contrafund® Portfolio - Service Class	18,151,643	7,518,844
Fidelity® VIP Equity-Income Portfolio - Initial Class	342,787	344,889
Fidelity® VIP Equity-Income Portfolio - Service Class	206,320	125,787
Fidelity® VIP Growth Opportunities Portfolio - Service Class	648,924	620,780
Fidelity® VIP Growth Portfolio - Service Class	11,328,225	3,204,753
Fidelity® VIP High Income Portfolio - Service Class	189,550	249,682
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	83,959	481,664
Fidelity® VIP Mid Cap Portfolio - Service Class	11,171,351	2,270,079
Fidelity® VIP Overseas Portfolio - Service Class	804,886	661,689
Franklin Income VIP Fund - Class 1	8,604,837	1,582,127
Franklin Mutual Shares VIP Fund - Class 1	3,444,907	376,874
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,334,238	1,173,474
Invesco V.I. American Franchise Fund - Series I Shares	2,092,970	1,351,711
Invesco V.I. Core Equity Fund - Series I Shares	2,212,057	1,473,846
Invesco V.I. Core Plus Bond Fund - Series I Shares	193,915	146,545
Invesco V.I. International Growth Fund - Series I Shares	2,400,095	1,900,443
Janus Henderson Balanced Portfolio - Institutional Shares	760,947	1,303,474
Janus Henderson Balanced Portfolio - Service Shares	423,675	181,603
Janus Henderson Enterprise Portfolio - Service Shares	1,006,712	1,083,712
Janus Henderson Global Research Portfolio - Institutional Shares	1,161,654	645,280
Janus Henderson Global Research Portfolio - Service Shares	499,737	306,638
Janus Henderson Global Technology Portfolio - Service Shares	876,551	1,296,165
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	3,056,056	563,521
LVIP Baron Growth Opportunities Fund - Service Class	3,234,514	2,651,973
LVIP Baron Growth Opportunities Fund - Standard Class	69,688	169,211
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	4,654,932	1,398,255
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	1,976,385	186,659
LVIP BlackRock Global Real Estate Fund - Standard Class	2,813,859	1,119,890
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	5,580,238	844,946
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	1,467,466	443,235
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	845,146	321,665
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	621,075	417,897

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	$8,923	$97,118
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	113,262	4,737
LVIP Delaware Bond Fund - Standard Class	19,866,967	6,202,459
LVIP Delaware Diversified Floating Rate Fund - Standard Class	5,321,600	4,205,593
LVIP Delaware Social Awareness Fund - Standard Class	570,265	249,270
LVIP Delaware Special Opportunities Fund - Standard Class	3,597,048	2,151,351
LVIP Delaware Wealth Builder Fund - Standard Class	354,281	78,191
LVIP Dimensional International Core Equity Fund - Standard Class	2,846,703	333,279
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	415,752	854,720
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,026,358	1,046,481
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,855,814	498,710
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	812,449	740,683
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	8,464,574	1,602,662
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	664,770	193,114
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,737,254	781,024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	19,120,519	8,044,869
LVIP Global Income Fund - Standard Class	1,819,000	1,033,354
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	5,924,793	3,072,022
LVIP Government Money Market Fund - Standard Class	172,904,794	191,267,081
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	31,512	474,486
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	483,687	23,779
LVIP JPMorgan High Yield Fund - Standard Class	5,957,702	1,308,212
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	995,166	344,740
LVIP MFS International Growth Fund - Standard Class	13,100,303	1,361,222
LVIP MFS Value Fund - Standard Class	8,500,595	5,105,169
LVIP Mondrian International Value Fund - Standard Class	3,108,486	1,630,596
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	76,983	32,214
LVIP SSGA Bond Index Fund - Standard Class	8,595,653	1,191,706
LVIP SSGA Conservative Index Allocation Fund - Standard Class	2,168,743	1,349,937
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	340,772	164,450
LVIP SSGA Developed International 150 Fund - Standard Class	15,401,610	2,317,436
LVIP SSGA Emerging Markets 100 Fund - Standard Class	8,725,644	2,076,095
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	519,288	481,093
LVIP SSGA International Index Fund - Standard Class	16,762,464	2,076,177
LVIP SSGA International Managed Volatility Fund - Standard Class	727,034	644,163
LVIP SSGA Large Cap 100 Fund - Standard Class	5,867,778	1,017,789
LVIP SSGA Moderate Index Allocation Fund - Standard Class	11,589,807	1,834,103
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	4,861,366	1,362,029
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	11,637,968	2,318,577
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	6,413,901	664,518
LVIP SSGA S&P 500 Index Fund - Standard Class	133,308,206	13,496,438
LVIP SSGA Small-Cap Index Fund - Standard Class	17,766,224	1,752,175
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	13,695,399	1,988,657
LVIP T. Rowe Price 2010 Fund - Standard Class	62,478	3,332
LVIP T. Rowe Price 2020 Fund - Standard Class	389,743	20,381
LVIP T. Rowe Price 2030 Fund - Standard Class	165,750	1,093,586
LVIP T. Rowe Price 2040 Fund - Standard Class	334,892	213,673
LVIP T. Rowe Price Growth Stock Fund - Standard Class	6,893,806	3,229,217
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	8,489,085	1,590,750
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	880,685	187,467
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	37,364,741	4,905,479
LVIP Vanguard International Equity ETF Fund - Standard Class	10,386,845	1,438,041
LVIP Wellington Capital Growth Fund - Standard Class	3,617,218	814,033
LVIP Wellington Mid-Cap Value Fund - Standard Class	2,391,963	612,002
M Capital Appreciation Fund	148,196	142,287
M International Equity Fund	173,523	54,165
M Large Cap Growth Fund	64,808	157,337
M Large Cap Value Fund	44,402	73,181
MFS® VIT Growth Series - Initial Class	5,820,337	3,373,687
MFS® VIT Total Return Series - Initial Class	5,606,007	1,738,129
MFS® VIT Utilities Series - Initial Class	2,831,987	1,731,794

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
MFS® VIT II Core Equity Portfolio - Initial Class	$829,742	$157,193
Neuberger Berman AMT Large Cap Value Portfolio - I Class	479,164	2,105,079
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	1,859,526	1,783,206
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	459,058	213,659
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2,225,664	96,337
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	4,105,449	636,947
Putnam VT Equity Income Fund - Class IB	160,866	562,911
Putnam VT Global Health Care Fund - Class IB	148,005	99,604
Templeton Foreign VIP Fund - Class 1	171,081	194,867
Templeton Foreign VIP Fund - Class 2	307,924	202,897
Templeton Global Bond VIP Fund - Class 1	5,477,258	519,441
Templeton Growth VIP Fund - Class 1	918,103	418,031
Templeton Growth VIP Fund - Class 2	335,884	131,992
TOPS® Balanced ETF Portfolio - Class 2 Shares	351,276	473
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	5,330	509

5. Investments

The following is a summary of investments owned at December 31, 2019:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	222,639	$33.52	$7,462,855	$6,023,750
AB VPS Growth and Income Portfolio - Class A	343,751	30.30	10,415,651	9,191,051
AB VPS International Value Portfolio - Class A	209,577	14.37	3,011,624	3,065,685
AB VPS Large Cap Growth Portfolio - Class A	75,689	61.26	4,636,708	3,573,286
AB VPS Small/Mid Cap Value Portfolio - Class A	1,572,553	17.91	28,164,431	29,634,713
American Century VP Balanced Fund - Class I	1,855,701	8.18	15,179,635	13,935,110
American Century VP Inflation Protection Fund - Class I	643,036	10.28	6,610,406	6,730,531
American Funds Global Growth Fund - Class 2	2,057,858	32.24	66,345,332	56,336,482
American Funds Global Small Capitalization Fund - Class 2	1,185,960	26.02	30,858,686	26,525,749
American Funds Growth Fund - Class 2	2,125,325	80.57	171,237,461	145,660,799
American Funds Growth-Income Fund - Class 2	3,790,208	50.08	189,813,612	170,158,197
American Funds International Fund - Class 2	4,566,517	20.78	94,892,226	87,254,367
BlackRock Global Allocation V.I. Fund - Class I	6,124,345	17.12	104,848,791	100,808,660
ClearBridge Variable Mid Cap Portfolio - Class I	489,785	22.60	11,069,131	9,581,539
Delaware VIP® Diversified Income Series - Standard Class	3,873,582	10.71	41,486,058	40,347,518
Delaware VIP® Emerging Markets Series - Standard Class	2,556,603	24.27	62,048,753	53,467,827
Delaware VIP® High Yield Series - Standard Class	2,316,830	5.08	11,769,496	12,167,765
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	2,303,459	9.82	22,619,968	22,617,445
Delaware VIP® REIT Series - Standard Class	2,456,917	14.69	36,092,115	32,985,995
Delaware VIP® Small Cap Value Series - Standard Class	1,254,812	38.30	48,059,312	44,169,694
Delaware VIP® Smid Cap Core Series - Standard Class	2,034,703	23.09	46,981,297	49,345,748
Delaware VIP® U.S. Growth Series - Standard Class	920,509	10.15	9,343,164	9,465,122
Delaware VIP® Value Series - Standard Class	1,717,605	31.09	53,400,350	47,666,432
DWS Alternative Asset Allocation VIP Portfolio - Class A	414,924	13.35	5,539,231	5,460,841
DWS Equity 500 Index VIP Portfolio - Class A	2,905,792	23.14	67,240,018	47,233,019
DWS Small Cap Index VIP Portfolio - Class A	436,079	16.97	7,400,252	6,281,080
Fidelity® VIP Asset Manager Portfolio - Initial Class	31,503	15.23	479,785	468,808
Fidelity® VIP Contrafund® Portfolio - Service Class	2,870,881	36.96	106,107,778	91,741,033
Fidelity® VIP Equity-Income Portfolio - Initial Class	117,613	23.77	2,795,671	2,534,718
Fidelity® VIP Equity-Income Portfolio - Service Class	95,888	23.63	2,265,834	2,047,188
Fidelity® VIP Growth Opportunities Portfolio - Service Class	76,640	48.77	3,737,721	2,153,138
Fidelity® VIP Growth Portfolio - Service Class	635,714	78.70	50,030,730	38,828,632
Fidelity® VIP High Income Portfolio - Service Class	404,866	5.38	2,178,177	2,213,226
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	104,727	13.17	1,379,256	1,335,919
Fidelity® VIP Mid Cap Portfolio - Service Class	1,444,108	32.59	47,063,491	47,361,942
Fidelity® VIP Overseas Portfolio - Service Class	178,685	23.03	4,115,121	3,487,755
Franklin Income VIP Fund - Class 1	2,135,125	16.52	35,272,264	33,925,833
Franklin Mutual Shares VIP Fund - Class 1	944,337	19.19	18,121,826	19,168,372
Franklin Small-Mid Cap Growth VIP Fund - Class 1	324,846	19.74	6,412,461	6,424,197

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. American Franchise Fund - Series I Shares	200,261	$67.15	$13,447,539	$9,581,729
Invesco V.I. Core Equity Fund - Series I Shares	418,984	34.95	14,643,486	12,664,368
Invesco V.I. Core Plus Bond Fund - Series I Shares	93,978	6.47	608,036	602,489
Invesco V.I. International Growth Fund - Series I Shares	505,250	39.06	19,735,052	17,347,760
Janus Henderson Balanced Portfolio - Institutional Shares	265,901	39.48	10,497,786	7,732,610
Janus Henderson Balanced Portfolio - Service Shares	83,027	41.70	3,462,221	2,556,197
Janus Henderson Enterprise Portfolio - Service Shares	50,698	79.93	4,052,308	2,755,701
Janus Henderson Global Research Portfolio - Institutional Shares	204,926	56.59	11,596,750	6,994,467
Janus Henderson Global Research Portfolio - Service Shares	46,125	55.27	2,549,323	1,556,630
Janus Henderson Global Technology Portfolio - Service Shares	587,014	15.03	8,822,818	4,621,576
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	470,844	17.65	8,310,392	7,777,449
LVIP Baron Growth Opportunities Fund - Service Class	463,638	60.14	27,883,210	20,816,339
LVIP Baron Growth Opportunities Fund - Standard Class	8,454	62.16	525,452	379,949
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,600,788	20.92	33,493,282	28,436,440
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	652,585	12.53	8,174,280	7,301,913
LVIP BlackRock Global Real Estate Fund - Standard Class	1,371,015	9.77	13,394,821	12,826,957
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,637,414	10.05	16,452,735	16,744,764
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	230,574	13.01	2,999,302	2,674,818
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	159,085	37.33	5,939,108	4,807,344
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	322,640	17.15	5,532,947	4,152,649
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	8,600	13.64	117,291	108,712
LVIP Delaware Bond Fund - Standard Class	7,006,952	13.70	96,009,261	95,513,775
LVIP Delaware Diversified Floating Rate Fund - Standard Class	1,530,251	10.00	15,307,103	15,393,868
LVIP Delaware Social Awareness Fund - Standard Class	134,796	41.15	5,547,413	5,513,817
LVIP Delaware Special Opportunities Fund - Standard Class	345,565	36.47	12,602,056	13,261,840
LVIP Delaware Wealth Builder Fund - Standard Class	306,123	11.81	3,615,923	4,027,482
LVIP Dimensional International Core Equity Fund - Standard Class	904,735	10.98	9,929,468	9,317,643
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	428,270	10.12	4,334,097	4,152,195
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	284,952	34.70	9,887,282	9,110,748
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	530,250	14.37	7,617,574	5,982,500
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	481,190	16.49	7,932,423	6,557,805
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	3,550,054	10.77	38,219,880	37,616,937
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	152,551	35.45	5,407,170	4,907,900
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	777,339	14.11	10,970,579	10,421,497
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	4,027,838	14.56	58,649,350	54,711,158
LVIP Global Income Fund - Standard Class	586,682	11.52	6,759,752	6,686,177
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,300,887	14.88	49,103,988	45,173,597
LVIP Government Money Market Fund - Standard Class	8,383,297	10.00	83,832,974	83,832,968
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	42,139	11.94	503,051	460,927
LVIP JPMorgan High Yield Fund - Standard Class	2,143,601	10.56	22,632,136	23,286,362
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	484,403	17.49	8,473,184	7,630,379
LVIP MFS International Growth Fund - Standard Class	1,858,254	19.27	35,799,263	30,781,124
LVIP MFS Value Fund - Standard Class	1,234,609	46.46	57,362,417	48,339,478
LVIP Mondrian International Value Fund - Standard Class	1,147,224	16.96	19,459,206	19,342,212
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	47,099	10.83	509,894	474,492
LVIP SSGA Bond Index Fund - Standard Class	2,626,618	11.46	30,101,044	29,797,823
LVIP SSGA Conservative Index Allocation Fund - Standard Class	869,446	13.53	11,765,338	10,907,981
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	252,715	11.97	3,023,989	2,970,927
LVIP SSGA Developed International 150 Fund - Standard Class	5,168,044	8.15	42,140,231	43,884,453
LVIP SSGA Emerging Markets 100 Fund - Standard Class	3,702,021	8.58	31,767,040	33,061,192
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	614,615	12.27	7,540,096	7,085,529
LVIP SSGA International Index Fund - Standard Class	7,190,370	9.84	70,774,813	65,475,152
LVIP SSGA International Managed Volatility Fund - Standard Class	767,304	9.91	7,600,149	6,616,813
LVIP SSGA Large Cap 100 Fund - Standard Class	2,061,505	13.13	27,063,435	28,439,782
LVIP SSGA Moderate Index Allocation Fund - Standard Class	4,322,545	15.34	66,325,133	60,726,558
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	2,639,530	12.95	34,181,910	33,561,930
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	4,022,804	15.89	63,926,374	56,382,221
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	1,848,184	13.48	24,919,064	23,952,462
LVIP SSGA S&P 500 Index Fund - Standard Class	24,692,750	20.99	518,276,137	423,157,739
LVIP SSGA Small-Cap Index Fund - Standard Class	2,099,308	31.69	66,531,282	60,968,359
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	3,337,505	12.75	42,566,543	42,917,420
LVIP T. Rowe Price 2010 Fund - Standard Class	29,342	9.72	285,171	328,959

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP T. Rowe Price 2020 Fund - Standard Class	170,349	$10.05	$1,712,006	$1,781,571
LVIP T. Rowe Price 2030 Fund - Standard Class	66,715	10.79	719,717	711,092
LVIP T. Rowe Price 2040 Fund - Standard Class	164,604	10.29	1,693,775	1,690,227
LVIP T. Rowe Price Growth Stock Fund - Standard Class	912,558	49.15	44,852,250	35,492,060
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	971,044	29.72	28,856,505	24,071,940
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	270,833	11.39	3,085,596	2,784,615
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	5,379,502	22.28	119,876,821	97,753,740
LVIP Vanguard International Equity ETF Fund - Standard Class	4,628,233	11.45	53,007,151	48,084,070
LVIP Wellington Capital Growth Fund - Standard Class	254,354	56.74	14,432,276	11,784,073
LVIP Wellington Mid-Cap Value Fund - Standard Class	409,342	27.58	11,287,618	9,970,787
M Capital Appreciation Fund	49,637	25.05	1,243,405	1,286,895
M International Equity Fund	103,314	12.42	1,283,157	1,282,410
M Large Cap Growth Fund	28,496	29.33	835,780	605,904
M Large Cap Value Fund	43,712	12.80	559,517	521,790
MFS® VIT Growth Series - Initial Class	604,056	59.40	35,880,929	26,299,478
MFS® VIT Total Return Series - Initial Class	1,058,225	24.90	26,349,807	23,396,164
MFS® VIT Utilities Series - Initial Class	712,598	35.18	25,069,208	20,224,482
MFS® VIT II Core Equity Portfolio - Initial Class	95,865	24.81	2,378,404	2,244,493
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	698,150	29.76	20,776,958	15,995,220
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	168,703	16.01	2,700,931	2,534,595
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	81,681	26.89	2,196,396	2,127,982
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2,337,601	6.41	14,984,021	18,041,824
Putnam VT Equity Income Fund - Class IB	32,998	26.88	886,984	780,506
Putnam VT Global Health Care Fund - Class IB	154,985	16.70	2,588,257	2,397,557
Templeton Foreign VIP Fund - Class 1	117,182	14.23	1,667,501	1,704,931
Templeton Foreign VIP Fund - Class 2	223,319	13.93	3,110,828	3,116,695
Templeton Global Bond VIP Fund - Class 1	1,300,923	16.69	21,712,404	22,641,348
Templeton Growth VIP Fund - Class 1	299,731	11.15	3,342,002	3,747,161
Templeton Growth VIP Fund - Class 2	115,715	10.90	1,261,299	1,366,780
TOPS® Balanced ETF Portfolio - Class 2 Shares	28,716	12.43	356,939	350,803
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	403	12.26	4,945	4,822

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	50,311	(32,963)	17,348
AB VPS Growth and Income Portfolio - Class A	30,958	(42,395)	(11,437)
AB VPS International Value Portfolio - Class A	25,258	(41,999)	(16,741)
AB VPS Large Cap Growth Portfolio - Class A	15,931	(55,392)	(39,461)
AB VPS Small/Mid Cap Value Portfolio - Class A	198,489	(87,449)	111,040
American Century VP Balanced Fund - Class I	451,512	(35,821)	415,691
American Century VP Inflation Protection Fund - Class I	54,317	(31,079)	23,238
American Funds Global Growth Fund - Class 2	510,861	(114,045)	396,816
American Funds Global Small Capitalization Fund - Class 2	176,042	(64,402)	111,640
American Funds Growth Fund - Class 2	919,879	(290,229)	629,650
American Funds Growth-Income Fund - Class 2	1,304,013	(162,053)	1,141,960
American Funds International Fund - Class 2	505,078	(485,846)	19,232
BlackRock Global Allocation V.I. Fund - Class I	712,698	(579,188)	133,510
ClearBridge Variable Mid Cap Portfolio - Class I	161,737	(65,780)	95,957
Delaware VIP® Diversified Income Series - Standard Class	350,007	(174,852)	175,155
Delaware VIP® Emerging Markets Series - Standard Class	634,964	(167,723)	467,241
Delaware VIP® High Yield Series - Standard Class	18,857	(54,584)	(35,727)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	376,787	(69,836)	306,951
Delaware VIP® REIT Series - Standard Class	222,948	(135,523)	87,425
Delaware VIP® Small Cap Value Series - Standard Class	310,082	(131,028)	179,054
Delaware VIP® Smid Cap Core Series - Standard Class	232,925	(159,040)	73,885
Delaware VIP® U.S. Growth Series - Standard Class	62,194	(88,301)	(26,107)
Delaware VIP® Value Series - Standard Class	484,151	(178,431)	305,720
DWS Alternative Asset Allocation VIP Portfolio - Class A	136,843	(42,591)	94,252

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
DWS Equity 500 Index VIP Portfolio - Class A	56,484	(233,098)	(176,614)
DWS Small Cap Index VIP Portfolio - Class A	8,221	(33,304)	(25,083)
Fidelity® VIP Asset Manager Portfolio - Initial Class	766	(4,417)	(3,651)
Fidelity® VIP Contrafund® Portfolio - Service Class	403,992	(323,494)	80,498
Fidelity® VIP Equity-Income Portfolio - Initial Class	4,443	(11,480)	(7,037)
Fidelity® VIP Equity-Income Portfolio - Service Class	1,473	(4,215)	(2,742)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	12,893	(20,381)	(7,488)
Fidelity® VIP Growth Portfolio - Service Class	419,505	(147,909)	271,596
Fidelity® VIP High Income Portfolio - Service Class	4,144	(11,729)	(7,585)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,990	(20,363)	(18,373)
Fidelity® VIP Mid Cap Portfolio - Service Class	492,157	(176,935)	315,222
Fidelity® VIP Overseas Portfolio - Service Class	27,490	(30,229)	(2,739)
Franklin Income VIP Fund - Class 1	462,386	(77,115)	385,271
Franklin Mutual Shares VIP Fund - Class 1	95,541	(20,128)	75,413
Franklin Small-Mid Cap Growth VIP Fund - Class 1	34,961	(36,960)	(1,999)
Invesco V.I. American Franchise Fund - Series I Shares	24,323	(85,017)	(60,694)
Invesco V.I. Core Equity Fund - Series I Shares	31,418	(85,317)	(53,899)
Invesco V.I. Core Plus Bond Fund - Series I Shares	10,459	(8,159)	2,300
Invesco V.I. International Growth Fund - Series I Shares	76,313	(140,899)	(64,586)
Janus Henderson Balanced Portfolio - Institutional Shares	10,358	(41,361)	(31,003)
Janus Henderson Balanced Portfolio - Service Shares	9,194	(5,208)	3,986
Janus Henderson Enterprise Portfolio - Service Shares	14,803	(19,703)	(4,900)
Janus Henderson Global Research Portfolio - Institutional Shares	35,782	(41,719)	(5,937)
Janus Henderson Global Research Portfolio - Service Shares	16,869	(12,992)	3,877
Janus Henderson Global Technology Portfolio - Service Shares	15,808	(71,484)	(55,676)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	237,942	(44,885)	193,057
LVIP Baron Growth Opportunities Fund - Service Class	140,387	(117,197)	23,190
LVIP Baron Growth Opportunities Fund - Standard Class	1,443	(4,398)	(2,955)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	177,171	(87,241)	89,930
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	151,544	(12,220)	139,324
LVIP BlackRock Global Real Estate Fund - Standard Class	164,404	(84,161)	80,243
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	488,342	(72,949)	415,393
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	112,512	(35,623)	76,889
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	39,196	(19,764)	19,432
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	13,239	(26,468)	(13,229)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	407	(8,705)	(8,298)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	9,749	(379)	9,370
LVIP Delaware Bond Fund - Standard Class	1,264,953	(412,274)	852,679
LVIP Delaware Diversified Floating Rate Fund - Standard Class	175,477	(393,478)	(218,001)
LVIP Delaware Social Awareness Fund - Standard Class	14,344	(11,277)	3,067
LVIP Delaware Special Opportunities Fund - Standard Class	144,275	(118,597)	25,678
LVIP Delaware Wealth Builder Fund - Standard Class	5,974	(3,078)	2,896
LVIP Dimensional International Core Equity Fund - Standard Class	236,105	(27,876)	208,229
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	28,968	(74,824)	(45,856)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	136,983	(54,434)	82,549
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	129,973	(35,451)	94,522
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	51,104	(45,575)	5,529
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	710,792	(138,734)	572,058
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	48,523	(15,133)	33,390
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	169,605	(39,747)	129,858
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	636,868	(397,848)	239,020
LVIP Global Income Fund - Standard Class	150,747	(88,746)	62,001
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	244,449	(169,672)	74,777
LVIP Government Money Market Fund - Standard Class	17,174,587	(16,353,832)	820,755
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	1,171	(39,993)	(38,822)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	40,167	(1,779)	38,388
LVIP JPMorgan High Yield Fund - Standard Class	368,553	(96,033)	272,520
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	60,249	(22,744)	37,505
LVIP MFS International Growth Fund - Standard Class	786,452	(93,756)	692,696
LVIP MFS Value Fund - Standard Class	412,436	(282,516)	129,920
LVIP Mondrian International Value Fund - Standard Class	146,860	(87,105)	59,755
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	5,982	(2,507)	3,475
LVIP SSGA Bond Index Fund - Standard Class	726,958	(100,889)	626,069

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	140,464	(96,494)	43,970
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	16,122	(11,553)	4,569
LVIP SSGA Developed International 150 Fund - Standard Class	1,006,126	(169,043)	837,083
LVIP SSGA Emerging Markets 100 Fund - Standard Class	624,662	(169,700)	454,962
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	17,259	(36,420)	(19,161)
LVIP SSGA International Index Fund - Standard Class	1,134,516	(160,073)	974,443
LVIP SSGA International Managed Volatility Fund - Standard Class	54,643	(62,842)	(8,199)
LVIP SSGA Large Cap 100 Fund - Standard Class	207,807	(50,400)	157,407
LVIP SSGA Moderate Index Allocation Fund - Standard Class	781,019	(120,394)	660,625
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	248,568	(92,691)	155,877
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	775,725	(155,180)	620,545
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	371,300	(41,305)	329,995
LVIP SSGA S&P 500 Index Fund - Standard Class	7,017,236	(654,244)	6,362,992
LVIP SSGA Small-Cap Index Fund - Standard Class	967,177	(103,863)	863,314
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	921,227	(131,679)	789,548
LVIP T. Rowe Price 2010 Fund - Standard Class	631	(242)	389
LVIP T. Rowe Price 2020 Fund - Standard Class	7,791	(742)	7,049
LVIP T. Rowe Price 2030 Fund - Standard Class	3,948	(86,445)	(82,497)
LVIP T. Rowe Price 2040 Fund - Standard Class	3,862	(14,737)	(10,875)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	225,285	(139,767)	85,518
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	310,720	(67,795)	242,925
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	60,468	(14,615)	45,853
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,168,875	(294,596)	1,874,279
LVIP Vanguard International Equity ETF Fund - Standard Class	734,700	(108,813)	625,887
LVIP Wellington Capital Growth Fund - Standard Class	112,310	(36,635)	75,675
LVIP Wellington Mid-Cap Value Fund - Standard Class	103,780	(39,461)	64,319
M Capital Appreciation Fund	1,266	(3,421)	(2,155)
M International Equity Fund	9,256	(3,148)	6,108
M Large Cap Growth Fund	428	(3,752)	(3,324)
M Large Cap Value Fund	749	(2,801)	(2,052)
MFS® VIT Growth Series - Initial Class	136,742	(140,432)	(3,690)
MFS® VIT Total Return Series - Initial Class	304,855	(82,134)	222,721
MFS® VIT Utilities Series - Initial Class	118,720	(71,087)	47,633
MFS® VIT II Core Equity Portfolio - Initial Class	16,225	(4,191)	12,034
Neuberger Berman AMT Large Cap Value Portfolio - I Class	362	(78,245)	(77,883)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	34,618	(67,101)	(32,483)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	4,158	(5,998)	(1,840)
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	78,170	(3,246)	74,924
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	464,639	(82,806)	381,833
Putnam VT Equity Income Fund - Class IB	878	(23,052)	(22,174)
Putnam VT Global Health Care Fund - Class IB	1,604	(2,766)	(1,162)
Templeton Foreign VIP Fund - Class 1	7,036	(10,121)	(3,085)
Templeton Foreign VIP Fund - Class 2	14,696	(11,838)	2,858
Templeton Global Bond VIP Fund - Class 1	362,880	(41,942)	320,938
Templeton Growth VIP Fund - Class 1	12,403	(19,388)	(6,985)
Templeton Growth VIP Fund - Class 2	3,825	(6,189)	(2,364)
TOPS® Balanced ETF Portfolio - Class 2 Shares	33,026	(29)	32,997
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	499	(47)	452

The change in units outstanding for the year ended December 31, 2018, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	154,159	(32,273)	121,886
AB VPS Growth and Income Portfolio - Class A	16,184	(30,395)	(14,211)
AB VPS International Value Portfolio - Class A	38,213	(20,952)	17,261
AB VPS Large Cap Growth Portfolio - Class A	24,454	(27,388)	(2,934)
AB VPS Small/Mid Cap Value Portfolio - Class A	227,428	(76,322)	151,106
American Century VP Balanced Fund - Class I	459,449	(22,538)	436,911
American Century VP Inflation Protection Fund - Class I	33,364	(89,155)	(55,791)
American Funds Global Growth Fund - Class 2	632,016	(78,374)	553,642
American Funds Global Small Capitalization Fund - Class 2	256,591	(63,761)	192,830

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Growth Fund - Class 2	787,823	(280,281)	507,542
American Funds Growth-Income Fund - Class 2	656,797	(515,395)	141,402
American Funds International Fund - Class 2	1,027,459	(145,325)	882,134
BlackRock Global Allocation V.I. Fund - Class I	1,130,361	(218,847)	911,514
ClearBridge Variable Mid Cap Portfolio - Class I	109,473	(42,088)	67,385
Delaware VIP® Diversified Income Series - Standard Class	892,900	(160,069)	732,831
Delaware VIP® Emerging Markets Series - Standard Class	883,432	(163,208)	720,224
Delaware VIP® High Yield Series - Standard Class	98,974	(379,161)	(280,187)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	384,736	(866,605)	(481,869)
Delaware VIP® REIT Series - Standard Class	386,418	(144,281)	242,137
Delaware VIP® Small Cap Value Series - Standard Class	454,249	(129,070)	325,179
Delaware VIP® Smid Cap Core Series - Standard Class	430,383	(105,278)	325,105
Delaware VIP® U.S. Growth Series - Standard Class	49,806	(51,484)	(1,678)
Delaware VIP® Value Series - Standard Class	354,402	(165,456)	188,946
DWS Alternative Asset Allocation VIP Portfolio - Class A	62,174	(17,044)	45,130
DWS Equity 500 Index VIP Portfolio - Class A	78,776	(179,339)	(100,563)
DWS Small Cap Index VIP Portfolio - Class A	7,752	(34,292)	(26,540)
Fidelity® VIP Asset Manager Portfolio - Initial Class	1,352	(12,980)	(11,628)
Fidelity® VIP Contrafund® Portfolio - Service Class	630,804	(224,865)	405,939
Fidelity® VIP Equity-Income Portfolio - Initial Class	3,687	(11,196)	(7,509)
Fidelity® VIP Equity-Income Portfolio - Service Class	2,894	(4,362)	(1,468)
Fidelity® VIP Growth Opportunities Portfolio - Service Class	12,182	(7,249)	4,933
Fidelity® VIP Growth Portfolio - Service Class	329,654	(116,154)	213,500
Fidelity® VIP High Income Portfolio - Service Class	12,438	(13,203)	(765)
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	4,411	(12,655)	(8,244)
Fidelity® VIP Mid Cap Portfolio - Service Class	468,817	(68,578)	400,239
Fidelity® VIP Overseas Portfolio - Service Class	14,240	(24,021)	(9,781)
Franklin Income VIP Fund - Class 1	287,605	(133,049)	154,556
Franklin Mutual Shares VIP Fund - Class 1	106,638	(24,309)	82,329
Franklin Small-Mid Cap Growth VIP Fund - Class 1	25,436	(16,259)	9,177
Invesco V.I. American Franchise Fund - Series I Shares	48,187	(119,491)	(71,304)
Invesco V.I. Core Equity Fund - Series I Shares	32,394	(97,215)	(64,821)
Invesco V.I. Core Plus Bond Fund - Series I Shares	4,272	(4,126)	146
Invesco V.I. International Growth Fund - Series I Shares	201,065	(131,547)	69,518
Janus Henderson Balanced Portfolio - Institutional Shares	14,261	(35,728)	(21,467)
Janus Henderson Balanced Portfolio - Service Shares	4,959	(8,009)	(3,050)
Janus Henderson Enterprise Portfolio - Service Shares	4,923	(9,874)	(4,951)
Janus Henderson Global Research Portfolio - Institutional Shares	30,717	(41,490)	(10,773)
Janus Henderson Global Research Portfolio - Service Shares	3,983	(16,435)	(12,452)
Janus Henderson Global Technology Portfolio - Service Shares	36,546	(105,811)	(69,265)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	173,469	(65,396)	108,073
LVIP Baron Growth Opportunities Fund - Service Class	214,264	(97,260)	117,004
LVIP Baron Growth Opportunities Fund - Standard Class	500	(587)	(87)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	72,039	(102,912)	(30,873)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	222,345	(11,835)	210,510
LVIP BlackRock Global Real Estate Fund - Standard Class	140,682	(151,125)	(10,443)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	387,017	(52,529)	334,488
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	54,665	(11,888)	42,777
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	38,748	(60,099)	(21,351)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	12,562	(37,908)	(25,346)
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	703	(579)	124
LVIP Delaware Bond Fund - Standard Class	1,607,497	(424,252)	1,183,245
LVIP Delaware Diversified Floating Rate Fund - Standard Class	847,401	(79,312)	768,089
LVIP Delaware Social Awareness Fund - Standard Class	18,513	(10,480)	8,033
LVIP Delaware Special Opportunities Fund - Standard Class	171,014	(81,602)	89,412
LVIP Delaware Wealth Builder Fund - Standard Class	16,613	(3,479)	13,134
LVIP Dimensional International Core Equity Fund - Standard Class	251,205	(15,221)	235,984
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	38,229	(13,346)	24,883
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	206,510	(27,376)	179,134
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	89,448	(31,967)	57,481
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	44,975	(68,799)	(23,824)
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	617,123	(147,167)	469,956
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	31,537	(20,963)	10,574

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	26,297	(29,371)	(3,074)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	568,067	(336,603)	231,464
LVIP Global Income Fund - Standard Class	161,004	(42,499)	118,505
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	190,193	(268,050)	(77,857)
LVIP Government Money Market Fund - Standard Class	18,926,143	(18,305,109)	621,034
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	3,705	(3,992)	(287)
LVIP JPMorgan High Yield Fund - Standard Class	391,129	(118,173)	272,956
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	42,235	(185,592)	(143,357)
LVIP MFS International Growth Fund - Standard Class	422,417	(53,934)	368,483
LVIP MFS Value Fund - Standard Class	812,865	(123,884)	688,981
LVIP Mondrian International Value Fund - Standard Class	225,975	(180,106)	45,869
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	11,923	(27,476)	(15,553)
LVIP SSGA Bond Index Fund - Standard Class	555,205	(142,707)	412,498
LVIP SSGA Conservative Index Allocation Fund - Standard Class	441,208	(236,858)	204,350
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	31,906	(31,894)	12
LVIP SSGA Developed International 150 Fund - Standard Class	1,285,959	(119,728)	1,166,231
LVIP SSGA Emerging Markets 100 Fund - Standard Class	1,018,457	(146,411)	872,046
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	23,742	(16,742)	7,000
LVIP SSGA International Index Fund - Standard Class	1,436,721	(368,320)	1,068,401
LVIP SSGA International Managed Volatility Fund - Standard Class	63,221	(149,400)	(86,179)
LVIP SSGA Large Cap 100 Fund - Standard Class	147,110	(98,230)	48,880
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,293,246	(126,848)	1,166,398
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	334,573	(87,067)	247,506
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	782,307	(191,826)	590,481
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	273,283	(49,050)	224,233
LVIP SSGA S&P 500 Index Fund - Standard Class	5,747,981	(787,118)	4,960,863
LVIP SSGA Small-Cap Index Fund - Standard Class	1,011,150	(159,564)	851,586
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	1,205,107	(167,891)	1,037,216
LVIP T. Rowe Price 2010 Fund - Standard Class	6,570	(775)	5,795
LVIP T. Rowe Price 2020 Fund - Standard Class	554	(895)	(341)
LVIP T. Rowe Price 2030 Fund - Standard Class	3,409	(10,410)	(7,001)
LVIP T. Rowe Price 2040 Fund - Standard Class	6,060	(12,326)	(6,266)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	561,794	(136,561)	425,233
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	277,882	(59,794)	218,088
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	42,514	(21,791)	20,723
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2,201,509	(250,523)	1,950,986
LVIP Vanguard International Equity ETF Fund - Standard Class	993,798	(180,628)	813,170
LVIP Wellington Capital Growth Fund - Standard Class	166,274	(44,568)	121,706
LVIP Wellington Mid-Cap Value Fund - Standard Class	118,719	(26,331)	92,388
M Capital Appreciation Fund	3,186	(9,017)	(5,831)
M International Equity Fund	4,724	(51,900)	(47,176)
M Large Cap Growth Fund	612	(24,528)	(23,916)
M Large Cap Value Fund	1,040	(224)	816
MFS® VIT Growth Series - Initial Class	446,878	(145,341)	301,537
MFS® VIT Total Return Series - Initial Class	166,558	(78,729)	87,829
MFS® VIT Utilities Series - Initial Class	84,639	(98,974)	(14,335)
MFS® VIT II Core Equity Portfolio - Initial Class	4,384	(29,960)	(25,576)
Neuberger Berman AMT Large Cap Value Portfolio - I Class	2,419	(11,764)	(9,345)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	27,527	(52,909)	(25,382)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	3,473	(17,678)	(14,205)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	324,887	(96,608)	228,279
Putnam VT Equity Income Fund - Class IB	1,333	(8,866)	(7,533)
Putnam VT Global Health Care Fund - Class IB	4,921	(6,399)	(1,478)
Templeton Foreign VIP Fund - Class 1	5,230	(9,021)	(3,791)
Templeton Foreign VIP Fund - Class 2	11,429	(20,806)	(9,377)
Templeton Global Bond VIP Fund - Class 1	444,378	(131,181)	313,197
Templeton Growth VIP Fund - Class 1	9,917	(25,792)	(15,875)
Templeton Growth VIP Fund - Class 2	2,865	(10,515)	(7,650)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued.

Lincoln Life Flexible Premium Variable Life Account R

Notes to financial statements (continued)

7. Subsequent Events (continued)

The worldwide coronavirus, or COVID-19, outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account.

Management identified no other items or events required for disclosure.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Flexible Premium Variable Life Account R

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account R ("Variable Account"), as of December 31, 2019, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 1998.
Philadelphia, Pennsylvania
April 9, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS International Value Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Balanced Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Century VP Inflation Protection Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds Growth-Income Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
American Funds International Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® REIT Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Smid Cap Core Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Delaware VIP® Value Series - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Asset Manager Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Equity-Income Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Opportunities Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP High Income Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Income VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. Core Plus Bond Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Invesco V.I. International Growth Fund - Series I Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Janus Henderson Global Technology Portfolio - Service Shares	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Global Real Estate Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund merged into LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class during 2019)
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2019	For the period from May 24, 2019 through December 31, 2019	For the period from May 24, 2019 through December 31, 2019
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Diversified Floating Rate Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Special Opportunities Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Dimensional/Vanguard Total Bond Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Income Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Government Money Market Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Invesco Diversified Equity-Income Managed Volatility Fund - Standard Class	N/A - the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund merged into LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class during 2019)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2019	For the period from May 24, 2019 through December 31, 2019	For the period from May 24, 2019 through December 31, 2019
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP MFS Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Developed International 150 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Emerging Markets 100 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Large Cap 100 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2010 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Capital Growth Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
LVIP Wellington Mid-Cap Value Fund - Standard Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
M Capital Appreciation Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M International Equity Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M Large Cap Growth Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
M Large Cap Value Fund	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Growth Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Total Return Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT Utilities Series - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Large Cap Value Portfolio - I Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019 (the fund ceased to be available as an investment option to Variable Account contract owners during 2019)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Sustainable Equity Portfolio - I Class	As of December 31, 2019	For the period from April 30, 2019 through December 31, 2019	For the period from April 30, 2019 through December 31, 2019
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Putnam VT Equity Income Fund - Class IB	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Foreign VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Foreign VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Growth VIP Fund - Class 1	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
Templeton Growth VIP Fund - Class 2	As of December 31, 2019	For the year ended December 31, 2019	For each of the two years in the period ended December 31, 2019
TOPS® Balanced ETF Portfolio - Class 2 Shares	As of December 31, 2019	For the period from July 8, 2019 through December 31, 2019	For the period from July 8, 2019 through December 31, 2019
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	As of December 31, 2019	For the period from July 22, 2019 through December 31, 2019	For the period from July 22, 2019 through December 31, 2019

PART C - OTHER INFORMATION
Item 26. EXHIBITS
(a)	Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account incorporated by reference to Registrant's Registration Statement on Form S-6 (File No. 333-43107) filed on December 23, 1997.
(b)	Not applicable.
(c)	(1)	Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated by reference to Post-Effective Amendment No. 24 on Form N-4 (File No. 333-61554) filed on December 18, 2007.
(a)	Amendment Selling Group Agreement for Lincoln Financial Advisors incorporated herein by reference to Post-Effective Amendment No. 16 (File No. 033-25990) filed on April 22, 1999.
(b)	Amendment dated November 22, 1999 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(c)	Amendment dated February 14, 2000 to Selling Group Agreement incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 033-25990) filed on April 13, 2000.
(d)	Form of Broker-Dealer Selling Agreement among The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York and Lincoln Financial Distributors, Inc. incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-222786) filed on January 30, 2018.
(d)	(1)	Form of contract LN656, including Optional Methods of Settlement—Policy Form LR650 incorporated by reference to Registration Statement on Form S-6 (File No. 333-90432) filed on June 13, 2002.
(2)	Policy Form LN699 and Optional Methods of Settlement—Policy LR523 incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-115882) filed on December 19, 2008.
(3)	Accounting Value Rider—Policy Form LR519 incorporated by reference to Registration Statement on Form S-6 (File No. 333-90432) filed on June 13, 2002.
(4)	Supplemental Term Insurance Rider—Policy Form LR520 incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-115882) filed on December 19, 2008.
(5)	Supplemental Term Insurance Rider—Policy Form LR610 incorporated by reference to Post-Effective Amendment No. 6 on Form N-6 (File No. 333-115882) filed on December 19, 2008.
(6)	Overloan Protection Rider—Policy Form LR540 incorporated by reference to Post-Effective Amendment No. 2 on Form N-6 (File No. 333-118478) filed on April 6, 2006.
(e)	(1)	Application Forms—LFF06399 incorporated by reference to Pre-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on July 31, 2007.
(f)	(1)	Articles of Incorporation of The Lincoln National Life Insurance Company incorporated by reference to Registration Statement on Form N-4 (File No. 333-04999) filed on September 25, 1996.
(2)	Bylaws of The Lincoln National Life Insurance Company incorporated by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(g)	Reinsurance Contracts incorporated by reference to Post-Effective Amendment No. 1 on Form N-6 (File No. 333-139960) filed on April 1, 2008.
(h)	Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:
(1)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(2)	AllianceBernstein Variable Products Series Fund, Inc. incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(3)	American Century Variable Portfolios, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(4)	American Century Variable Portfolios II, Inc. incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(5)	American Funds Insurance Series incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.

(a)	Amendment No. 15 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(6)	BlackRock Variable Series Fund, Inc. incorporated by reference to Post-Effective Amendment No. 16 on Form N-6 (File No. 333-146507) filed on April 1, 2011.
(a)	Amendment dated August 31, 2018 incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(7)	Delaware VIP Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(8)	Deutsche DWS Investments VIT Funds incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(9)	Deutsche DWS Variable Series II incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(10)	Fidelity Variable Insurance Products incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(11)	Franklin Templeton Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(12)	Janus Aspen Series incorporated by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(13)	JPMorgan Insurance Trust incorporated by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(14)	Legg Mason Partners Variable Equity Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(15)	Lincoln Variable Insurance Products Trust incorporated by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(16)	M Fund, Inc. incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(17)	MFS Variable Insurance Trust I and II incorporated by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(a)	Amendment dated August 1, 2016 incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(18)	Neuberger Berman Advisers Management Trust incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(19)	Northern Lights Variable Trust incorporated by reference to Registration Statement on Form N-6 (File No. 333-232013) filed on June 7, 2019.
(a)	Amendment No. 1 incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
(20)	PIMCO Variable Insurance Trust incorporated by reference to Post-Effective Amendment No. 34 on Form N-6 (File No. 333-125790) filed on April 9, 2018.
(i)	Accounting and Financial Administration Services Agreement dated January 1, 2019 among State Street Bank and Trust Company, The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York incorporated by reference to Post-Effective Amendment No. 36 on Form N-6 (File No. 333-125790) filed on April 12, 2019.
(j)	Not applicable.
(k)	Opinion and Consent of Scott C. Durocher, Esq. (Filed Herewith)
(l)	Not Applicable.
(m)	Not Applicable.
(n)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(o)	Not applicable.

(p)	Not applicable.
(q)	Compliance Procedures incorporated by reference to Post-Effective Amendment No. 38 on Form N-6 (File No. 333-125790) filed on April 8, 2020.
Item 27. Directors and Officers of the Depositor
Name	Positions and Offices with Depositor
Dennis R. Glass**	President, Director and Chairman
Leon E. Roday**	Executive Vice President, General Counsel and Director
Ellen G. Cooper**	Executive Vice President, Chief Investment Officer and Director
Randal Freitag**	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller**	Executive Vice President and Director
Christopher A. Giovanni**	Senior Vice President and Treasurer
Stephen B. Harris**	Senior Vice President and Chief Ethics and Compliance Officer
Keith J. Ryan*	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*	Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506
**	Principal business address is 150 N. Radnor Chester Road, Radnor, PA 19087
***	Principal business address is 350 Church Street, Hartford, CT 06103
Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant
Lincoln National Corporation Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 63 on Form N-4 (File No. 033-26032) filed on September 6, 2019.)
Item 29. Indemnification
(a)	Brief description of indemnification provisions:
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
(b)	Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 30. Principal Underwriter
(a)	Lincoln Financial Distributors, Inc. is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium

Variable Life Account D; Lincoln National Flexible Premium Variable Life Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account S; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; Lincoln Life Flexible Premium Variable Life Account Y; and Lincoln National Variable Annuity Account 53.
(b)	Officers and Directors of Lincoln Financial Distributors, Inc.:

Name	Positions and Offices with Underwriter
Wilford H. Fuller*	President, Chief Executive Officer and Director
Claire H. Hanna*	Secretary
Andrew J. Bucklee*	Senior Vice President and Director
John C. Kennedy*	Senior Vice President and Director
Christopher P. Potochar*	Senior Vice President and Director
Christopher A. Giovanni*	Senior Vice President, Treasurer
Thomas O'Neill*	Senior Vice President and Chief Operating Officer
*	Principal Business address is 150 N. Radnor Chester Road, Radnor, PA 19087
(c)	N/A
Item 31. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802 and at One Granite Place, Concord, New Hampshire 03301. The accounting records are maintained by State Street Bank and Trust Company, 801 Pennsylvania Ave, Kansas City, MO 64105.
Item 32. Management Services
Not Applicable.
Item 33. Fee Representation
Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused these Post-Effective Amendments to the Registration Statements listed below on Form N-6/S-6 to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 7th day of April, 2020 at 12:00 pm.

Lincoln Life Flexible Premium Variable Life Account M (File No. 811-08557; CIK: 0001048607)

333-200100 (Amendment No: 9)	333-146507 (Amendment No: 29)	333-111137 (Amendment No: 21)
333-191329 (Amendment No: 16)	333-181796 (Amendment No: 10)	333-118477 (Amendment No: 20)
333-139960 (Amendment No: 21) 333-229198 (Amendment No: 1)	333-118478 (Amendment No: 20)	333-229292 (Amendment No: 3)

Lincoln Life Flexible Premium Variable Life Account R (File No. 811-08579; CIK: 0001051932)

333-232013 (Amendment No: 1)	333-188891 (Amendment No: 9)
333-207968 (Amendment No: 6)	333-115882 (Amendment No: 21)

Lincoln Life Flexible Premium Variable Life Account JF-A (File No: 811-04160; CIK No. 000757552)

333-144272 (Amendment No: 16)	333-144274 (Amendment No: 15)

Lincoln Life Flexible Premium Variable Life Account G (File No. 811-05585; CIK: 0000835414)

033-22740 (Amendment No: 33)

Lincoln Life & Annuity Flexible Premium Variable Life Account M (File No: 811-08559; CIK: 0001051629)

333-203099 (Amendment No: 11)

Lincoln Life Premium Life Account M, R, S, JF-A and G

Lincoln Life & Annuity Flexible Premium Variable Life Account M

LLANY Separate Account S for Flexible Premium Variable Life Insurance

(Registrant)

By	/s/Joshua R. Durand
Joshua R. Durand
Vice President
The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company
(Depositor)

By	/s/Joshua R. Durand
Joshua R. Durand
Vice President

Pursuant to the requirements of the Securities Act of 1933, these Post-Effective Amendments to the Registration Statements listed above on Form N-6/S-6 have been signed below on April 7, 2020 at 12:35 pm, by the following persons, as officers and directors of the Depositor, in the capacities indicated:

	Signature	Title

	/s/ Dennis R. Glass *	President and Director
Dennis R. Glass

	/s/ Ellen G. Cooper *	Executive Vice President, Chief Investment Officer
Ellen G. Cooper

	/s/ Randal J. Freitag *	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

	/s/ Leon E. Roday*	Executive Vice President, Chief Counsel and Director
Leon E. Roday

	/s/ Wilford H. Fuller*	Executive Vice President and Director
Wilford H. Fuller

	/s/ Keith J. Ryan *	Vice President and Director
Keith J. Ryan

* By	/s/Scott C. Durocher
Scott C. Durocher
Attorney-in-Fact, pursuant to a Power-of-Attorney filed with this Registration Statement

POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller, Michelle Grindle,  Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber,  individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any Registration Statements and any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms N-6, N-4 or S-3 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933 and/or Securities Act of 1940, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

Variable Life Insurance Separate Accounts:

Account	Product name
Lincoln Life Flexible Premium Variable Life Account D (811-04592)	Variable Universal Life Leadership Series
Lincoln Life Flexible Premium Variable Life Account F (811-05164)	American Legacy Life American Legacy Estate Builder
Lincoln Life Flexible Premium Variable Life Account G (811-05585)	VUL-III
Lincoln Life Flexible Premium Variable Life Account J (811-08410)	American Legacy Variable Life
Lincoln Life Flexible Premium Variable Life Account K (811-08412)	Multi Fund Variable Life
Lincoln Life Flexible Premium Variable Life Account M (811-08557)

VULdb / VULdb ES

VULdb-II ES

VUL-I / VULcv

VULcv-II / VULcvII ES / VUL Flex

VULcv-III ES

MoneyGuard VUL

VULone ES / VULone 2005 ES

Momentum VULone / Momentum VULone 2005

VULcv-IV ES

VULdb-IV ES

Momentum VULone 2007

VULone 2007

AssetEdge VUL

AssetEdge VUL2015/AssetEdge Exec VUL 2015

VULone2012

VULone2014

InReach VULone2014

VULone2019

AssetEdge VUL2019/AssetEdge Exec VUL 2019

AssetEdge VUL2019-2/AssetEdge Exec VUL 2019-2

Lincoln Life Flexible Premium Variable Life Account R (811-08579)	SVUL / SVUL-I SVUL-II / SVUL-II ES SVUL-III ES SVUL-IV ES / PreservationEdge SVUL SVULone ES Momentum SVULone SVULone 2007 ES Momentum SVULone 2007 SVULone2013 SVULone2016 SVULone2019

Lincoln Life Flexible Premium Variable Life Account S (811-09241)	CVUL / CVUL Series III / CVUL Series III ES LCV4 ES LCV5 ES / LCC VUL Lincoln Corporate Executive VUL
Lincoln Life Flexible Premium Variable Life Account Y (811-21028)

American Legacy VULcv-III

American Legacy VULdb-II

American Legacy SVUL-II

American Legacy SVUL-III

American Legacy VULcv-IV

American Legacy VULdb-IV

American Legacy SVUL-IV/PreservationEdge SVUL

American Legacy AssetEdge

Variable Annuity Separate Accounts:

Account	Product name
Lincoln National Variable Annuity Account C (811-03214)	Multi-Fund Multi-Fund Select Multi-Fund 5 Retirement Annuity
Lincoln National Variable Annuity Account E (811-04882)	The American Legacy
Lincoln National Variable Annuity Account H (811-05721)

American Legacy II

American Legacy III

American Legacy III B Class

American Legacy III C Share

American Legacy III Plus

American Legacy III View

American Legacy Design

American Legacy Signature

American Legacy Fusion

American Legacy Series

American Legacy Advisory

American Legacy Target Date Income B Share

American Legacy Target Date Income Advisory

Shareholder’s Advantage

Shareholder’s Advantage A Class

Shareholder’s Advantage purchased on and after May 21, 2018

Lincoln National Variable Annuity Account L (811-07645)

Group Variable Annuity

Secured Retirement Income Version 1

Secured Retirement Income Version 2

Secured Retirement Income Version 3

Secured Retirement Income Version 4

Retirement Income Rollover Version 1

Retirement Income Rollover Version 2

Retirement Income Rollover Version 3

Retirement Income Rollover Version 4

Lincoln Life Variable Annuity Account N (811-08517)

ChoicePlus Assurance (A Share)

ChoicePlus Assurance (A Class)

ChoicePlus Assurance (B Share)

ChoicePlus Assurance (B Class)

ChoicePlus Assurance (C Share)

ChoicePlus Assurance (L Share)

ChoicePlus Assurance (Bonus)

Choice Plus

Choice Plus II

ChoicePlus Access

ChoicePlus II Access

ChoicePlus Bonus

ChoicePlus II Bonus

Lincoln Life Variable Annuity Account N (811-08517) Continued

ChoicePlus II Advance

ChoicePlus Design

ChoicePlus Signature

ChoicePlus Rollover

ChoicePlus Fusion

ChoicePlus Series

ChoicePlus Prime

ChoicePlus Advisory

ChoicePlus Select B-Share

InvestmentSolutions

InvestmentSolutions RIA

Lincoln Investor Advantage

Lincoln Invester Advantage 2018

Lincoln Investor Advantage Fee-Based

Lincoln Investor Advantage RIA

Lincoln Investor Advantage Advisory

Lincoln Investor Advantage RIA Class

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B-Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Core Income

Lincoln Life Variable Annuity Account Q (811-08569)	Multi-Fund Group
Lincoln Life S-3 Filing (File No. 333-231487)

Lincoln Level Advantage B Share Indexed Variable Annuity

Lincoln Level Advantage Advisory Indexed Variable Annuity

Lincoln Level Advantage B Class Indexed Variable Annuity

Lincoln Level Advantage Advisory Class Indexed Variable Annuity

Lincoln Level Advantage Fee-Based Indexed Variable Annuity

Lincoln Level Advantage Select B Share Indexed Variable Annuity

Lincoln Level Advantage Design B-Share Indexed Variable Annuity

Lincoln Level Advantage Design Advisory Indexed Variable Annuity

Except as otherwise specifically provided herein, the power-of-attorney granted herein shall not in any manner revoke in whole or in part any power-of-attorney that each person whose signature appears below has previously executed.  This power-of-attorney shall not be revoked by any subsequent power-of-attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power-of-attorney or specifically states that the instrument is intended to revoke all prior general powers-of-attorney or all prior powers-of-attorney.

This Power-of-Attorney may be executed in separate counterparts each of which when executed and delivered shall be an original; but all such counterparts shall together constitute one and the same instrument.  Each counterpart may consist of a number of copies, each signed by less than all, but together signed by all, of the undersigned.

Signature	Title

/s/Dennis R. Glass	President, Chairman and Director
Dennis R. Glass

/s/Ellen G. Cooper	Executive Vice President, Chief Investment Officer and Director
Ellen G. Cooper

/s/Randal J. Freitag	Executive Vice President; Chief Financial Officer and Director
Randal J. Freitag

/s/Christine A. Janofsky	Senior Vice President and Controller
Christine A. Janofsky

/s/Leon E. Roday	Executive Vice President, General Counsel and Director
Leon E. Roday

/s/Wilford H. Fuller	Executive Vice President and Director
Wilford H. Fuller

/s/Keith J. Ryan	Vice President and Director
Keith J. Ryan

We, Delson R. Campbell, Scott C. Durocher, Kimberly A. Genovese, Daniel P. Herr, Donald E. Keller,  Michelle Grindle, Jeffrey L. Smith, Jassmin McIver-Jones, Carolyn Augur and John D. Weber, have read the foregoing Power of Attorney.  We are the person(s) identified therein as agent(s) for the principal named therein.  We acknowledge our legal responsibilities.

/s/Delson R. Campbell	/s/Scott C. Durocher
Delson R. Campbell	Scott C. Durocher

/s/Kimberly A. Genovese	/s/Daniel P. Herr
Kimberly A. Genovese	Daniel P. Herr

/s/Donald E. Keller	/s/Michelle Grindle
Donald E. Keller	Michelle Grindle

/s/Jeffrey L. Smith	/s/John D. Weber
Jeffrey L. Smith	John D. Weber

/s/Jassmin McIver-Jones	/s/Caroly Augur
Jassmin McIver-Jones	Carolyn Augur

Version dated: February 2020